UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:                 (630) 245-7200

DATE OF FISCAL YEAR END:                 October 31, 2018

DATE OF REPORTING PERIOD:                 November 1, 2017 through April 30, 2018

TIMELY INFORMATION INSIDE

# CALAMOS® INVESTMENTS
## Family of Funds

SEMIANNUAL REPORT APRIL 30, 2018

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Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 16 mutual funds include equity, fixed income, convertible and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, discipline and our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

Founder, Chairman and Global Chief Investment Officer

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2018. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds.

In our October 2017 annual report, I discussed the favorable trends that were supporting continued global growth and investment potential across asset classes. However, I noted our investment teams would not be surprised if the market environment changed, with a pause in the equity markets or even a correction. I also discussed that short-term volatility can create opportunities for long-term managers, such as ourselves. During the semiannual reporting period, these views were borne out.

Market Review

The semiannual period was characterized by two distinct environments, and in particular, the return of volatility to the markets in January. Through the final months of 2017, U.S. and global stock markets advanced briskly as investors focused on positive global economic growth trends, low inflation, deregulation and anticipation of tax reform. However, the climate changed in 2018. Although economic fundamentals remained compelling around the world, market participants became more distracted by the potential for more Federal Reserve hikes and rising inflation. After many years of subdued volatility and record low interest rates, the stock market became increasingly turbulent as the period progressed.1 Fixed income asset classes also encountered headwinds.2,3 Convertible securities, in contrast, demonstrated resilience in the choppy markets, illustrating the potential benefits of their unique structural characteristics.4

Outlook

We believe positive economic conditions and corporate fundamentals can support a continuation of the bull market in stocks, as well as opportunities across asset classes. Global economic data is positive on the whole. GDP growth has continued at a good clip in the U.S., and tax reform and deregulation can provide further catalysts from here. The U.S. consumer has benefited from job growth, wage gains and rising home values. Corporate fundamentals—including earnings, sales and revenue growth—are very strong. Inflation has increased but is coming off historically low levels

www.calamos.com	1

Letter to Shareholders

and remains contained. As economic growth continues, we expect the Fed to maintain its course of raising short-term interest rates gradually. This slow pace, combined with conditions in the broader global bond markets, may help keep longer-term U.S. rates from rising unchecked.

Although economic conditions are favorable, managing volatility will be key to succeeding in this environment. Evolving trade policies, uncertainties around North Korea and Russia, and U.S. mid-term elections will likely contribute to short-term market disruptions over coming months. An extended trade war could be an economic headwind, but we do not see this as the probable outcome. We are hopeful that moves by the U.S. over recent months can set the stage for negotiations that lead to freer and fairer trade over the long term.

Thoughts for Investors

The stock market’s gyrations, rising interest rates and signs of inflation have unsettled many investors. However, if we look back over longer time periods, the environment we are seeing today is actually more normal than those of the past few years, when volatility, interest rates and inflation were exceptionally low.

In this more typical environment, we believe there are many opportunities for active and risk-aware approaches. Our investment professionals remain vigilant to avoiding unintended risks in the Funds. They are also working together to turn short-term volatility into opportunities for the shareholders in the Calamos Funds. Our ability to respond to changing market conditions will be especially important given the many crosscurrents we see.

In Closing

More than 40 years of experience supports my belief that investors are best served by maintaining a long-term approach. Fast moving markets can increase the temptation to make short-term moves. But as I’ve noted in the past, there’s no way to predict with certainty the daily twists and turns. Far too often, trying to time the ups and downs leaves investors capturing the downside and missing the upside. Instead, I encourage you to work with your financial advisor to create a well-diversified asset allocation that meets your financial goals. By blending an array of funds—including stocks, convertibles, alternative and fixed income strategies—investors may be better positioned to achieve their long-term goals.

I am confident that the Calamos Funds are well equipped to navigate the course ahead. Since our earliest days as an asset manager, we have sought to provide innovative strategies for managing risk and enhancing returns. While others may be discouraged by these more choppy markets, we welcome the return of more normal levels of volatility and the opportunities it will bring for our active approach.

2	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Letter to Shareholders

I hope that you find this report informative, and I invite you to visit our website www.calamos.com for additional resources. All of us at Calamos Investments thank you for your continued trust. It is truly an honor to help you achieve your financial goals.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

[1]	The MSCI All Country World Index is a measure of global stock market performance, which returned 3.83% for the six-month period ending April 30, 2018. The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. For the six-month period ended, the index returned 3.68%. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the six-month period, the index returned 3.82%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide, and it returned 4.93% for the six-month period ended April 30, 2018.

[2]	The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the six-month period ending April 30, 2018, the index returned -1.87%.

[3]	The Credit Suisse U.S. High Yield Index is an unmanaged index of high yield debt securities, which returned -0.16% for the six-month period ending April 30, 2018.

[4]	The ICE BofAML All U.S. Convertibles ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 2.34% for the six-month period ending April 30, 2018. The ICE BofAML Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. The index returned 3.95% for the six-month period ended April 30, 2018.

Source: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

This report is intended for informational purposes only and should not be considered investment advice.

www.calamos.com	3

Calamos Growth Fund

OVERVIEW

The fund invests in the equities of U.S. companies from a range of market capitalizations that we believe offer the best potential for growth.

KEY FEATURES

◾	Utilizes more than two decades of extensive research experience in growth investing

◾	Active management focuses on top-down views and bottom-up fundamentals

◾	Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics

PORTFOLIO FIT

This actively managed fund seeks to provide attractive returns through its emphasis on higher growth companies primarily in large and mid cap arenas.

FUND NASDAQ SYMBOLS
A Shares	CVGRX
C Shares	CVGCX
I Shares	CGRIX

FUND CUSIP NUMBERS
A Shares	128119302
C Shares	128119856
I Shares	128119807

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2018, Calamos Growth Fund gained 6.96% (Class A shares at net asset value) versus a 5.66% gain for the Russell 3000 Growth Index. For the same period, the S&P 500 Index increased 3.82% and the Russell Midcap Growth Index rose 5.16%.

The Fund outperformed through a combination of strong sector positioning and security selection during a positive-yet-volatile period for the U.S. equity market. During a relatively tranquil calendar year 2017, investors were pleasantly surprised to the upside by resilient economic growth and low inflation. The tranquility abruptly ended in late January 2018 when markets experienced a sharp sell-off.

Since its inception on September 4, 1990, the Fund has returned 12.89% on an annualized basis (Class A shares at net asset value). We believe this demonstrates the Fund’s ability to outdistance the growth and broad indices over full market cycles. Over the same period, the Russell 3000 Growth Index returned 9.87%, while the S&P 500 Index and the Russell Midcap Growth Index returned 10.18% and 10.98%, respectively.

What factors influenced performance over the period?

A combination of strong corporate earnings, low unemployment and the successful passing of personal and corporate tax reform all helped boost equity market returns. While the significant sell-off that began late January rattled many investors, we think it is important to remember that prior to this correction the S&P 500 Index had been climbing at an annualized pace greater than 80% from mid-November 2017 to the market’s peak on January 26, 2018.

Throughout the period, the Fund’s sector positioning and stock selection were both additive to relative performance. Heading into the reporting period, the Fund held investments in traditional high-growth sectors and select cyclical growth sectors, with underweights to outright defensive or higher-yielding sectors.

Stock selection was strongly positive as well, most evident in airlines and electrical components names in the industrials sector. While the benchmark’s industrials stocks slightly lagged the Russell 3000 Growth Index as a whole, the Fund’s selection delivered significant outperformance. Selection within consumer discretionary and information technology, two traditionally higher-growth sectors, also boosted relative performance.

Fund holdings within health care slightly lagged those of the Russell 3000 Growth Index, most notably within the pharmaceuticals industry, and detracted from relative performance. Selection within financials delivered positive results, but underperformed the Russell 3000 Growth Index’s second-best-performing sector during the period.

How is the Fund positioned?

In this all-cap growth equity Fund, we seek to invest in U.S. companies that we believe have the best prospects for sustainable and high relative growth. The Fund offers a

4	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

diversified approach, and we participate in long-term growth trends by focusing on companies with solid fundamentals, global brands, and strong growth catalysts, while being mindful of valuations.

We believe that the U.S. economy is still in good shape, as evidenced by strong corporate earnings and revenues. Whereas earnings may be temporarily boosted by tax cuts, revenues show that top-line growth appears to be underpinning continued strength for U.S. businesses and the economy. Other economic indicators such as unemployment claims, new home sales and retail sales also give us confidence that the long, slow climb out of the financial crisis of 2008 and global slowdown of 2015 may continue onward.

To that end, we have invested the portfolio in a balance of traditional, secular growth and cyclical growth, with underweights to outright defensive sectors. We boosted investments in financials during the reporting period, increasing our overweight position. Financials still have the opportunity for business growth as conditions continue to normalize. Information technology remains the Fund’s largest sector weight, but is now an underweight relative to the benchmark. The sector represents quite a diverse group of industries, and we have selectively searched for those businesses that offer a compelling combination of higher-growth potential, strong balance sheets, and relatively attractive valuations. In some instances, technology has been a crowded, favored trade and we will be mindful of valuation and sentiment. Subdued-yet-higher GDP growth may bode well for cyclical areas of the market, and we made small and selective additions to energy, industrials and materials over the reporting period.

The Fund remains underweight to consumer staples and real estate, as we have been wary of the perceived safety trades and yield trades, which seemingly have driven the market over the past few years.

What closing thoughts do you have for Fund shareholders?

We see the U.S. equity market’s January correction and subsequent volatility as dramatic, but we expect it to be short in duration. We attribute the latest volatility to rising rates, as investors comprehend the secular trend reversal in U.S. debt markets and central bank intervention. Once technical factors have been unwound, investors can focus on what should be very strong corporate fundamentals.

Importantly, we see little risk of a U.S. recession on the horizon. To us, the correction of 2018 is not a replay of the deflation anxiety that became so familiar post-2008. There remains the chance that the broad strength of the U.S. economy through the next several quarters is still not priced in. Investors and markets may be struggling with a modest deceleration of global growth. As long as the corporate cost of capital stays low, even if interest rates slowly trend higher, growth will continue to be the favorable style factor for U.S. equity markets.

SECTOR WEIGHTINGS
Information Technology	35.3%
Consumer Discretionary	19.2
Financials	13.4
Health Care	11.7
Industrials	10.2
Consumer Staples	3.3
Materials	2.5
Energy	2.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	5

Calamos Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 4/30/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

6	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/18

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/4/90
Without Sales Charge	6.96%	17.03%	12.56%	6.21%
With Sales Charge	1.88	11.47	11.47	5.69
Class C Shares – Inception 9/3/96
Without Sales Charge	6.60	16.18	11.72	5.42
With Sales Charge	5.72	15.22	11.72	5.42
Class I Shares – Inception 9/18/97	7.07	17.30	12.84	6.48

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/01/18, the Fund’s gross expense ratio for Class A shares is 1.40%; Class C is 2.15% and Class I is 1.15%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 3000® Growth Index measures the performance of companies with higher price-to-book ratios and higher forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	7

Calamos Opportunistic Value Fund

OVERVIEW

The fund invests in the equities of small, midsize and large U.S. companies that we believe are undervalued according to certain financial measurements of their intrinsic values.

KEY FEATURES

Utilizes bottom-up stock picking and a benchmark-agnostic approach, which focuses on good businesses with solid cash flow and value prices

PORTFOLIO FIT

The fund is a core value option that may balance a growth allocation and complement other value strategies. Our flexibility in analyzing all companies regardless of sector helps us avoid the cyclicality inherent in a deep value strategy or momentum growth strategy.

FUND NASDAQ SYMBOLS
A Shares	CVAAX
C Shares	CVACX
I Shares	CVAIX

FUND CUSIP NUMBERS
A Shares	128119666
C Shares	128119641
I Shares	128119633

CALAMOS OPPORTUNISTIC VALUE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2018, Calamos Opportunistic Value Fund gained 3.24% (Class A shares at net asset value) versus a gain of 1.94% for the Fund’s benchmark Russell 1000 Value Index (the “Index”).

The Fund outperformed the Russell 1000 Value Index for the reporting period through a combination of sector allocations and beneficial individual stock selection. After a relatively tranquil calendar year 2017, during which investors were pleasantly surprised to the upside by resilient economic growth and low inflation, the market sharply sold off in late January 2018.

The combination of strong corporate earnings, low unemployment and the successful passing of personal and corporate tax reform all helped boost equity market returns. While the significant sell-off that began late January rattled many investors, we think it is important to remember that prior to this correction the S&P 500 Index had been climbing at an annualized pace greater than 80% from mid-November 2017 to the market’s peak on January 26, 2018.

What factors influenced performance over the period?

The Russell 1000 Value Index was led by an interesting combination of sectors, with the energy, information technology and consumer discretionary sectors finishing on top, and significantly outperforming the overall Index return. On the other side of the table, consumer staples, industrials and utilities all significantly underperformed the Russell 1000 Value Index. Adept sector positioning was important with such divergent returns.

The Fund’s holdings within the financials sector were strongly additive to relative performance. Financials as a sector marginally outperformed the overall Index, benefitting from improved economic growth, investment activity and the slow move upward in interest rates. Holdings within diversified banks and investment banking & brokerage outperformed and contributed to relative performance. The Fund’s selection and underweight to consumer staples was also beneficial during the period. Whereas the Index’s holdings in consumer staples delivered negative returns in aggregate, Fund holdings registered positive results. We have been less favorable toward the sector as a whole, based on our belief that many stocks are too richly priced when considering their lower growth potential. The sector had been in favor a few years back, when economic conditions were weaker overall, but are less attractive and remain expensive relative to growth, in our view. Positive selection among industrials was also beneficial, with industrial conglomerates and aerospace & defense delivering outperformance.

The performance of Fund holdings in information technology lagged those of the benchmark, although an overweight to the sector helped offset some of the relative underperformance. Select high-growth, large-cap technology names struggled during the sell-off and were a drag on the Fund’s relative performance. However, many of those holdings helped the Fund’s absolute and relative performance for calendar year 2017, so we reduced but still hold these securities. The Fund’s overweight to information technology is still in place, but has been pared back in light of valuations and some crowded trades in momentum names. Energy holdings also detracted from

8	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Opportunistic Value Fund

relative performance. Fund holdings delivered strong, positive returns but trailed those names within the Russell 1000 Value Index’s leading sector for the reporting period. As we became more enthusiastic about higher, yet muted global growth, we decreased the underweight to energy and hold a market weight as of the end of the reporting period.

How is the Fund positioned?

The Fund seeks to identify attractively valued, temporarily out-of-favor stocks, or mispriced companies with good future business prospects. In essence, we believe that the Fund’s positioning reflects good businesses trading at value prices.

As the U.S. equity market has been highly rotational as of late, our sector positioning has been active and added to the Fund’s absolute and relative performance. We continue to actively manage our sector exposures in conjunction with our fundamental, bottom-up research as well as our top-down view of economic and market opportunities.

In terms of the economy, we should continue to see reflationary opportunities, but that slow-yet-increasing economic growth may be the most likely scenario. As such, the Fund has taken a measured approach to balancing cyclical and secular growth opportunities. During the period, we added significantly to financials, taking the portfolio from a significant underweight to a modest overweight. Information technology stocks were the biggest source of funds (sales) during this period. As mentioned previously, we still believe in the sector’s opportunity for dynamic growth and believe that many IT businesses have strong balance sheets, so we still maintain an overweight to the sector. The Fund added to holdings within the energy sector, another opportunity for cyclical growth. The Fund’s underweights remain in consumer staples, real estate and utilities where interest-rate sensitivity and lower growth offer less attractive risk/reward in our view.

What closing thoughts do you have for Fund shareholders?

Recent equity market volatility should not be thought of as strange or unique. If anything, the low volatility environment we experienced throughout 2017 should be viewed as abnormal. Although never enjoyable while in the midst of it, market volatility does offer the opportunity to actively manage the portfolio in an effort to take advantage of short-term sentiment diverging from long-term fundamentals. We remain positive on the U.S. economic environment, which features improving leading economic indicators, well-managed inflation and positive-yet-low wage growth. U.S. GDP growth has been remarkably consistent, yet slower growing than has been typical in previous expansions, which may be exactly what allows U.S. economic headway to continue. Tax reform, continued regulatory reform and increased infrastructure are potential tailwinds for U.S. businesses. Overall, market valuations have improved as earnings have grown, yet the market has cooled from its previous torrid ascent, making the equity market an attractive option.

SECTOR WEIGHTINGS
Financials	28.7%
Information Technology	15.2
Energy	12.0
Health Care	11.0
Industrials	9.8
Consumer Discretionary	8.9
Consumer Staples	4.3
Materials	3.8
Telecommunication Services	1.8
Utilities	1.5
Real Estate	1.2
Other	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	9

Calamos Opportunistic Value Fund

ANNUALIZED RETURN: SINCE INCEPTION (10/2/02) THROUGH 4/30/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

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Calamos Opportunistic Value Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/18

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 1/2/02
Without Sales Charge	3.24%	13.21%	8.28%	5.33%
With Sales Charge	-1.68	7.85	7.22	4.82
Class C Shares – Inception 1/2/02
Without Sales Charge	2.86	12.35	7.46	4.54
With Sales Charge	1.87	11.35	7.46	4.54
Class I Shares – Inception 3/1/02	3.39	13.48	8.55	5.59

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/01/18, the Fund’s gross expense ratio for Class A shares is 1.67%; Class C is 2.42% and Class I is 1.42%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through March 1, 2020 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.15%, 1.90% and 0.90% of average net assets, respectively. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	11

Calamos Dividend Growth Fund

OVERVIEW

The fund invests in companies that we believe have the ability to increase dividends over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

◾	Utilizes bottom-up stock picking and a benchmark-agnostic approach, which focuses on good businesses with solid cash flow and value prices

PORTFOLIO FIT

The fund seeks to provide a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS
A Shares	CADVX
C Shares	CCDVX
I Shares	CIDVX

FUND CUSIP NUMBERS
A Shares	128120839
C Shares	128120821
I Shares	128120813

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2018, Calamos Dividend Growth Fund gained 3.03% (Class A shares at net asset value) versus a 3.82% rise for the S&P 500 Index, the Fund’s benchmark, and a 3.83% increase for the Russell 1000 Index.

The Fund performed broadly in line with the S&P 500 Index for the reporting period. During a relatively tranquil calendar year 2017, investors were pleasantly surprised to the upside by resilient economic growth and low inflation. A combination of strong corporate earnings, low unemployment and the successful passing of personal and corporate tax reform all helped boost equity market returns. While the significant sell-off that began late January rattled many investors, we think it is important to remember that prior to this correction the S&P 500 Index had been climbing at an annualized pace greater than 80% from mid-November 2017 to the market’s peak on January 26, 2018.

What factors influenced performance during the reporting period?

The Fund benefitted from strong stock selection in the industrials sector. While the S&P 500 Index’s sector names underperformed the overall market, Fund holdings outperformed the broad market. Fund picks in the industrial conglomerates and aerospace & defense industries added considerable value. Strong selection and an underweight to utilities was also additive to relative performance. The utilities sector struggled because of rising interest rate concerns. Additionally, the Fund’s energy names outpaced the market. While the energy sector was the second-best performer among S&P 500 sectors, Fund picks handily outperformed, most notably in exploration & production holdings.

The Fund’s holdings in information technology underperformed S&P 500 Index peers, and a modest underweight also impeded relative performance. Selection among semiconductor equipment, internet software & services, and communications equipment detracted from performance. Consumer discretionary, similar to information technology, is a case where strong performance from Fund holdings did not quite keep up with benchmark constituents. Selection in financials also detracted from relative performance, as the Fund’s holdings in this sector trailed behind those in the benchmark. Financials benefitted from improved economic growth and rising interest rates. However, Fund holdings in regional banks and property & casualty insurance lagged those of the benchmark. The Fund is slightly overweight the financials sector.

How is the Fund positioned?

The Fund’s investments reflect our positive long-term outlook for equities and our preference for dividend-paying companies with sound fundamentals and attractive valuations. Furthermore, we seek companies that have an ability to increase dividends over time, either by increasing profits or using capital more efficiently. We continue to actively manage our sector exposures in conjunction with our fundamental, bottom-up approach.

The Fund is broadly diversified, with investments in all eleven sectors. We increased slight overweights to cyclical growth areas such as financials and energy during the

12	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund

reporting period. Within financials, the return of volatility provided an opportunity to alter investments in banks and finance businesses. The Fund has a slight underweight toward information technology, as we have reduced investment in some of the larger cap names that have become more momentum trades. We are still optimistic regarding information technology overall, as many companies offer strong balance sheets and higher growth potential. The Fund also currently has underweights toward consumer staples and real estate. While those sectors generally provide attractive dividend opportunities, consumer staples names appear a bit expensive in our view, as their perceived stability was bid-up in recent years. However, their relative price has improved, and we will continue to monitor their progress. Real estate, on the other hand, has tended to struggle in rising interest rate environments. It is our view that rates will slowly rise, so we have maintained an underweight.

What closing thoughts do you have for Fund shareholders?

Coordinated global growth should continue in 2018, but it is likely that the pace of it will be more varied than in 2017. Recent soft data, such as sentiment, continues to be positive for U.S. consumers and businesses, which could indicate better growth moving forward, but may also be building in higher expectations for investors. Recent hard data, such as retail sales and liquidity conditions are more mixed. This difference between soft and hard data occurred last year in the first quarter, with hard data migrating up throughout the year. We expect the same to happen this year, but soft data may start trending to historical averages, and this gives us even more reason to believe that markets will experience more volatility than we saw in 2017. We will be monitoring several different factors that could affect growth this year, such as U.S. tax reform, ongoing trade negotiations, tighter financial conditions and a decelerating global growth environment. Consumer growth may pick-up in the U.S. with rising wages and lower taxes, but may be offset by already low savings levels. With tighter labor markets and incentives to pursue capital expenditures, U.S. companies should reinvest back into their business at a higher rate than previous years. Globally, economic data continues to be positive but mixed, which is a different backdrop than 2017. We expect the hard data of company earnings to be generally good and to push the equity markets higher. Equity valuations look more reasonable after earnings-per-share estimates have been revised to include the lower tax-rate benefits.

In total, we expect a much different path to equity markets than we have experienced for much of 2016 and 2017. While this is a change, we believe it is more “normal” and could create better opportunities for actively managing portfolio holdings and portfolio risks.

SECTOR WEIGHTINGS
Information Technology	23.4%
Financials	16.3
Health Care	13.4
Consumer Discretionary	12.1
Industrials	9.6
Energy	6.7
Consumer Staples	5.7
Utilities	3.0
Materials	2.8
Telecommunication Services	2.1
Other	1.6
Real Estate	1.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	13

Calamos Dividend Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/5/13) THROUGH 4/30/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/18

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	3.03%	12.17%	7.82%
With Sales Charge	-1.83	6.88	6.71
Class C Shares – Inception 8/5/2013
Without Sales Charge	2.74	11.45	7.03
With Sales Charge	1.79	10.45	7.03
Class I Shares – Inception 8/5/2013	3.25	12.46	8.09

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/01/18, the Fund’s gross expense ratio for Class A shares is 1.87%; Class C shares is 2.73% and Class I shares is 1.80%. The Fund’s Investment Adviser has contractually agreed to reimburse Fund expenses through March 1, 2020 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.35%, 2.10%,1.10% of average net assets, respectively. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

14	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2018, Calamos International Growth Fund returned 2.15% (Class A shares at net asset value) versus a 3.58% gain for the MSCI EAFE Growth Index and 3.34% return for the MSCI ACWI ex-U.S. Growth Index.

The combination of positive economic growth, healthy corporate earnings, and generally accommodative central bank policies supported international stocks, though the period was also a story of two rather distinct environments. International equities finished 2017 with strong gains for the calendar year, synchronized global growth, and very low volatility by historic standards. In the second half of the six-month period, market conditions dramatically shifted beginning with a significant sell-off in late January 2018. Following this phase shift, investors confronted higher equity market volatility, more challenging returns, and a soft patch in global economic data.

Since its inception on March 17, 2005, the Fund has returned 7.64% on an annualized basis (Class A shares at net asset value) compared to a 6.06% MSCI EAFE Growth Index gain and 6.38% return in the MSCI ACWI ex-U.S. Growth Index. We believe this outperformance demonstrates the Fund’s ability to generate long-term excess returns over complete market cycles.

What factors influenced performance during the reporting period?

The Fund generated a moderate advance over the period but trailed the stronger return in the MSCI ACWI ex-U.S. Growth Index (the “Index”) due to geographic positioning and relative security selection in certain sectors.

Health Care. The Fund’s holdings in health care trailed positions in the Index and detracted value in the six-month period. In particular, holdings in the pharmaceuticals industry underperformed due to industry concerns relating to volumes, pricing and potential regulation. We have an underweight position in the sector and have emphasized opportunities that provide attractive innovation potential, higher return on invested capital, and alignment with our secular themes.

Financials. The Fund’s security selection in financials also hampered results in the period. In particular, Fund holdings in the diversified banks industry lagged their Index counterparts. We have a selective, but overweight stance in financials with holdings positioned to benefit from improved business fundamentals and attractive valuations in many markets.

Consumer Discretionary. The Fund’s strong security selection in the consumer discretionary sector added the most value in the period. Specifically, holdings in the apparel, accessories & luxury goods industry outperformed due to strong consumer demand. We hold diverse positions in the sector that span industries including apparel & accessories, automotive, and travel & leisure.

Information Technology. Fund holdings in technology also contributed to gains in the period. Positions in the application software and internet software & services industries outperformed the Index due to strong growth fundamentals. Our overweight allocation to technology reflects our view of excellent earnings growth, reasonable valuations, and compelling secular tailwinds.

OVERVIEW

The fund invests in non-U.S. growth companies. We focus on those firms that we believe demonstrate key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

◾	Focuses on growth in an asset class that is mostly defined by core and value offerings

◾	Stresses company fundamentals, including global presence and strong or accelerated earnings growth

◾	Investments driven by international sources of revenue for companies, not on location of headquarters

PORTFOLIO FIT

Investors tend to underinvest in growth outside the U.S. and emphasize growth with U.S.-oriented equity funds. The fund stands as a potential growth-focused addition to a mostly core- or value-intensive international allocation.

FUND NASDAQ SYMBOLS
A Shares	CIGRX
C Shares	CIGCX
I Shares	CIGIX

FUND CUSIP NUMBERS
A Shares	128119575
C Shares	128119559
I Shares	128119542

www.calamos.com	15

Calamos International Growth Fund

SECTOR WEIGHTINGS
Information Technology	26.4%
Consumer Discretionary	16.6
Industrials	14.8
Financials	12.6
Consumer Staples	10.1
Health Care	7.1
Materials	5.6
Energy	3.9
Real Estate	1.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Geographic. From a geographic perspective, the Fund’s country positioning contributed positively to performance, while selection within countries hurt results versus the Index. In particular, the Fund’s selection in Denmark and South Korea trailed the Index, while Fund holdings in Italy and Canada contributed the most to performance.

How is the Fund positioned?

The Fund’s regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team dynamically evaluates macroeconomic factors and growth opportunities and actively integrates these into the investment decision-making process.

We hold a relatively neutral weight in Europe reflecting our view of favorable liquidity, attractive valuations, and an upside in corporate margins and earnings—offset somewhat by decelerating near-term economic data. We favor a combination of small-mid capitalization opportunities benefiting from improving economic conditions and select multinationals with significant global demand exposure.

We have a moderate overweight stance in Japan. Our holdings mostly represent companies with greater ties to global growth than domestic demand. Liquidity conditions continue to be highly accommodative, and the economy is seeing growth take hold with more companies increasing return on equity and earnings.

We have an overweight position in emerging markets. Many of these companies are benefiting from a pickup in global demand and favorable valuations, though we are mindful of policy risks and the potential impact of tighter global liquidity and a potentially stronger dollar. Our positioning favors growth-oriented businesses benefiting from durable growth tailwinds.

From a sector perspective, we have positioned the Fund with an emphasis on opportunities in information technology, consumer discretionary, industrials, financials and health care. We view the valuations of global companies as reasonable by historic standards, and we position the portfolio with a combination of core and secular growth companies in addition to more cyclical opportunities.

What closing thoughts do you have for Fund shareholders?

Recent global macroeconomic data has been mixed but, on balance, continues to reflect growth conditions. Monetary policy remains accommodative overall, though multiple central banks are edging toward policy tightening and we are seeing a pivot toward fiscal stimulus. We see continued opportunities in international equities, reflective of positive corporate fundamentals, benign inflation and attractive valuations. In terms of broad positioning, we favor a blend of investments in secular growth and more cyclical companies, with a relative underweight in defensives overall. We see significant opportunities in companies with earnings growth catalysts, solid cash flow generation and strong balance sheets. From a thematic and sector perspective, we see opportunities in the information technology sector, consumer companies with targeted areas of demand, and a set of more cyclical companies in the financials and industrials sectors with improved fundamentals and catalysts. We believe our active investment approach and long-term perspective positions us to take advantage of the opportunities in international equities.

16	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/16/05) THROUGH 4/30/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	17

Calamos International Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/18

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 3/16/05
Without Sales Charge	2.15%	21.83%	6.52%	4.36%
With Sales Charge	-2.68	16.05	5.48	3.86
Class C Shares – Inception 3/16/05
Without Sales Charge	1.78	20.91	5.72	3.59
With Sales Charge	0.81	19.91	5.72	3.59
Class I Shares – Inception 3/16/05	2.29	22.16	6.78	4.63

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/01/18, the Fund’s gross expense ratio for Class A shares is 1.46%; Class C is 2.21% and Class I is 1.21%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through March 1, 2020 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.40%, 2.15% and 1.15% of average net assets, respectively. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra.

The MSCI ACWI ex-U.S. Growth Index measures equity market performance of companies outside of the United States with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

18	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2018, Calamos Evolving World Growth Fund returned 2.72% (Class A shares at net asset value) versus a 4.93% return for the benchmark MSCI Emerging Markets Index (the “Index”).

The Fund participated in the advance in emerging market equities over the period but underperformed the Index. We position the Fund to capture a majority of equity market upside over complete market cycles, with keen attention to mitigating downside risk. We believe that our focus on potential downside resilience can provide advantages in a more rotational and higher volatility environment for global and emerging market equities.

Since its inception on August 15, 2008, the Fund has returned 5.00% on an annualized basis (Class A shares at net asset value) compared to the 4.64% return of the MSCI Emerging Markets Index. We believe this demonstrates the Fund’s ability to generate attractive long-term returns while pursuing a risk-managed investment approach over complete market cycles.

What factors influenced performance during the reporting period?

Positive global economic conditions, corporate earnings growth, and capital flows supported emerging markets overall, but the period was composed of two distinct market environments. Markets finished 2017 with strong gains for the calendar year, synchronized global growth and very low volatility by historic standards. In the second half of the six-month period, market conditions dramatically shifted beginning with a significant sell-off in late January 2018. With this phase shift, investors confronted higher market volatility, more challenging returns, and headwinds to currency and capital flows.

With respect to specific effects on Fund performance during the period, we would highlight the following areas.

Financials. The Fund’s security selection in financials held back results in the six-month period. In particular, Fund holdings in the diversified banks industry advanced but lagged the rally of Index holdings. We take a selective, but relatively even-weight stance in financials. Our holdings are positioned to benefit from improved business fundamentals, rising consumer incomes, and higher real interest rates in many emerging economies.

Materials. The Fund’s underweight stance and security selection in materials also hampered return in the period. Specifically, the Fund’s positioning in the commodity chemicals industry detracted value. We see select opportunities in materials against a backdrop of rising global demand and improved earnings fundamentals for many companies in the sector.

Industrials. Favorable selection in industrials added the most value to Fund performance. Holdings in the industrial machinery industry rallied due to increasing global demand and excellent earnings growth potential. We own positions in machinery, construction and engineering, and aerospace & defense, reflecting our view of more cyclical growth opportunities.

OVERVIEW

The fund globally invests in growth companies, emphasizing businesses with revenue streams derived within or from emerging markets. The fund is designed to actively manage risk over a full market cycle.

KEY FEATURES

◾	Active risk management aims to generate alpha with less downside risk than the benchmark and peers

◾	Stresses strong or accelerated earnings growth and solid returns on invested capital

◾	Targets well-positioned global growth companies that may benefit from long-term secular themes in emerging markets such as the rise of the emerging-market consumer

PORTFOLIO FIT

Given its focus on risk management, the fund can serve as a long-term emerging market allocation.

FUND NASDAQ SYMBOLS
A Shares	CNWGX
C Shares	CNWDX
I Shares	CNWIX

FUND CUSIP NUMBERS
A Shares	128119161
C Shares	128119146
I Shares	128119138

www.calamos.com	19

Calamos Evolving World Growth Fund

SECTOR WEIGHTINGS
Information Technology	21.5%
Financials	19.7
Consumer Discretionary	12.2
Industrials	10.6
Telecommunication Services	7.7
Materials	6.3
Energy	5.6
Consumer Staples	5.1
Real Estate	3.9
Health Care	2.6
Other	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Consumer Discretionary. The Fund’s strong security selection in consumer discretionary contributed positively. Specifically, holdings in the casinos & gaming and hotel & cruise lines industries outperformed due to strong consumer demand and growth fundamentals. We hold diverse positions in the sector that span industries including internet retail, apparel and accessories, automotive, and travel & leisure.

Geographic. From a country return perspective, the Fund’s positioning detracted from performance in terms of select country weights and selection within countries. In particular, the Fund’s selection in South Korea and Thailand trailed the Index, while the Fund’s holdings in China and Brazil added significant value due to better security selection within the countries.

How is the Fund positioned?

Our positioning favors economies benefiting from domestic demand trends, pro-growth fiscal reforms, and a blend of secular growth and cyclical opportunities. We favor investments in emerging Asia with China and India being our two largest country weights. We also see investment opportunities in South Korea, Brazil, Taiwan, South Africa and Mexico, among other markets.

From a sector perspective, the largest Fund allocations are found in technology, financials, consumer discretionary, and industrials, while the Fund takes underweight stands in consumer staples, utilities, telecom services, energy and materials versus the Index.

We maintained relatively stable sector weights during the period with changes at the margin driven mainly by bottom-up security rationale. We added weight modestly to health care and technology, while we trimmed exposure in financials and materials due to security-specific factors.

What closing thoughts do you have for Fund shareholders?

We have a favorable view of investment opportunities in emerging markets. Positive global growth and higher corporate earnings are supporting demand for emerging market assets, while protectionist sentiments, tightening global liquidity conditions and currency volatility are risks we continue to actively monitor. We see improving trends in emerging market data and perhaps a greater appreciation of the more divergent conditions among individual economies. We have also seen notable improvements in current accounts and fiscal deficits across many emerging markets, which may contribute to reduced vulnerability to higher global interest rates and capital flows in the more stable economies.

Emerging market valuations and growth characteristics are favorable and offer the potential to benefit from an enhanced focus on corporate fundamentals as we progress through earnings season and perhaps see a reduced emphasis on geopolitical developments. Companies with higher-quality fundamentals and sustainable growth characteristics have performed well within emerging markets, and we expect this broad fundamental trend to persist. We believe our active and risk-managed investment approach positions us to take advantage of the widening opportunity and enables us to provide potential downside resilience should higher volatility persist in global markets.

20	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/15/08) THROUGH 4/30/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/18

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 8/15/08
Without Sales Charge	2.72%	19.66%	3.52%	5.00%
With Sales Charge	-2.17	14.02	2.52	4.48
Class C Shares – Inception 8/15/08
Without Sales Charge	2.35	18.78	2.75	4.23
With Sales Charge	1.35	17.78	2.75	4.23
Class I Shares – Inception 8/15/08	2.85	20.01	3.77	5.27

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/01/18, the Fund’s gross expense ratio for Class A shares is 1.67%; Class C is 2.41% and Class I is 1.41%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results and was in effect until October 31, 2016. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/08, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	21

Calamos Emerging Market Equity Fund

OVERVIEW

The fund globally invests in growth companies, whose principal activities are in a developing market or are economically tied to a developing market country that we believe offers the best opportunities for growth.

KEY FEATURES

◾	Stresses company fundamentals, including global presence, strong revenue and earnings growth, solid returns on invested capital, and lower debt-to-capital levels

◾	Actively seeks growth opportunities by investing in equities with at least 80% emerging-market exposure

◾	Draws upon decades of Calamos experience investing globally through multiple economic, market and credit cycles

PORTFOLIO FIT

This actively managed fund complements emerging-market strategies with a less-pronounced growth orientation, such as those that more closely track the broad EM equity market.

FUND NASDAQ SYMBOLS
A Shares	CEGAX
C Shares	CEGCX
I Shares	CIEIX

FUND CUSIP NUMBERS
A Shares	128120789
C Shares	128120771
I Shares	128120763

CALAMOS EMERGING MARKET

EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2018, Calamos Emerging Market Equity Fund returned 2.25% (Class A shares at net asset value) versus a 4.93% return for the benchmark MSCI Emerging Markets Index (the “Index”). The Fund participated in the advance in emerging market equities over the period but underperformed the stronger return of the Index.

What factors influenced performance during the reporting period?

Positive global economic conditions, corporate earnings growth, and capital flows supported emerging markets overall, but the period was composed of two distinct market environments. Markets finished 2017 with strong gains for the calendar year, synchronized global growth, and very low volatility by historic standards. In the second half of the six-month period, market conditions dramatically shifted beginning with a significant sell-off in late January 2018. With this phase shift, investors confronted higher market volatility, more challenging returns, and headwinds to currency and capital flows.

With respect to specific effects on Fund performance during the period, we would highlight the following areas.

Financials. The Fund’s security selection in financials and a modest underweight held back results in the six-month period. In particular, Fund holdings in the diversified banks industry advanced but lagged the rally of Index holdings. We take a selective, but relatively even-weight stance in financials. Our holdings are positioned to benefit from improved business fundamentals, rising consumer incomes, and higher real interest rates in many emerging economies.

Technology. The Fund’s relative security selection and average overweight in technology also hampered performance. Fund holdings in the semiconductors industry underperformed their Index counterparts. Despite a disappointing period, we hold a large absolute weight in technology, reflecting our view of leading earnings growth potential, reasonable valuations and compelling secular tailwinds.

Industrials. Favorable selection in industrials added the most value to Fund performance. Holdings in the industrial machinery industry rallied due to increasing global demand and excellent earnings growth potential. We own positions in machinery, construction and engineering, and aerospace & defense, reflecting our view of more cyclical growth opportunities.

Health Care. The Fund’s relative selection in health care also added to performance. In particular, holdings in the pharmaceuticals industry outperformed due to strong innovation and end demand in our China-related holdings. We have a modest underweight position in health care and seek opportunities that provide innovative development pipelines, attractive return on invested capital, and alignment with our secular themes.

22	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Emerging Market Equity Fund

Geographic. From a country return perspective, the Fund’s positioning detracted from performance in terms of select country weights and selection. In particular, the Fund’s selection in South Korea and Russia trailed the Index, while the Fund’s holdings in China and Brazil outperformed and contributed to performance.

How is the Fund positioned?

Our positioning favors economies benefiting from domestic demand trends, pro-growth fiscal reforms, and a blend of secular growth and cyclical opportunities. We favor investments in emerging Asia with China and India being our two largest country weights. We also see investment opportunities in South Korea, Brazil, Taiwan, South Africa and Mexico, among other markets.

From a sector perspective, the largest Fund allocations are found in technology, financials, consumer discretionary, and industrials, while the Fund takes underweight stands in consumer staples, utilities, telecom services, energy and materials versus the Index.

What closing thoughts do you have for Fund shareholders?

We have a favorable view of investment opportunities in emerging markets. Positive global growth and higher corporate earnings are supporting demand for emerging market assets, while protectionist sentiments, tightening global liquidity conditions and currency volatility are risks we continue to actively monitor. We see improving trends in emerging market data and perhaps a greater appreciation of the more divergent conditions among individual economies. We have also seen notable improvements in current accounts and fiscal deficits across many emerging markets, which should help reduce vulnerability to higher global interest rates and capital flows in the more stable economies.

Emerging market valuations and growth characteristics are favorable and offer the potential to benefit from an enhanced focus on corporate fundamentals as we progress through earnings season and perhaps see a reduced emphasis on geopolitical developments. Companies with higher-quality fundamentals and sustainable growth characteristics have performed well within emerging markets, and we expect this broad fundamental trend to persist. We believe our active, growth-oriented investment approach positions us to take advantage of the widening opportunity set and strong growth dynamics in emerging markets.

SECTOR WEIGHTINGS
Information Technology	28.3%
Financials	20.5
Consumer Discretionary	12.2
Industrials	7.1
Consumer Staples	6.8
Materials	6.3
Energy	5.4
Health Care	2.6
Real Estate	1.5
Telecommunication Services	1.2
Other	0.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	23

Calamos Emerging Market Equity Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/13) THROUGH 4/30/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/18

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2013
Without Sales Charge	2.25%	20.74%	1.98%
With Sales Charge	-2.62	14.97	0.84
Class C Shares – Inception 12/31/2013
Without Sales Charge	1.83	19.89	1.24
With Sales Charge	0.83	18.89	1.24
Class I Shares – Inception 12/31/2013	2.30	21.09	2.23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/01/18, the Fund’s gross expense ratio for Class A shares is 2.70%; Class C shares is 3.45% and Class I shares is 2.45%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through March 1, 2020, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired funds fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.75%, 2.50%, and 1.50% of average net assets, respectively. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 12/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

24	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2018, Calamos Global Equity Fund returned 3.40% (Class A shares at net asset value) versus a 3.68% for the MSCI World Index and 5.17% return for the MSCI ACWI Growth Index.

The combination of positive global economic growth, strong corporate earnings, and generally accommodative central bank policies supported global equity returns overall, though the period was also a story of two distinct market environments. Markets finished 2017 with strong gains for the calendar year, synchronized global growth, and very low volatility by historic standards. In the second half of the six-month period, market conditions dramatically shifted beginning with a significant sell-off in late January 2018. Following this phase shift, investors confronted higher equity market volatility, more challenging returns, and less positive economic surprises in global data.

Since its inception on March, 2007, the Fund has returned 7.89% on an annualized basis (Class A shares at net asset value) compared to a 5.89% increase for the MSCI World Index and 7.01% return for the MSCI ACWI Growth Index. We believe this demonstrates the Fund’s ability to generate long-term excess returns over complete market cycles and investment environments.

What factors influenced performance during the reporting period?

The Fund generated a moderate advance over the period but trailed the stronger return in the MSCI ACWI Growth Index (the “Index”) due to geographic positioning and relative security selection in certain sectors.

Health Care. The Fund’s holdings in health care trailed positions in the Index and detracted value in the six-month period. In particular, holdings in the pharmaceuticals and biotechnology underperformed due to industry concerns relating to pricing, potential regulation, and security-specific business factors. We have an underweight position in the sector and have emphasized opportunities that provide attractive innovation potential, higher return on invested capital, and alignment with our secular themes.

Information Technology. Fund holdings in technology also hampered performance. Positions in the semiconductors industry lagged as markets responded to slowing growth in certain end-markets. Despite a disappointing period, our significant allocation to technology reflects our view of excellent earnings growth, reasonable valuations, and compelling secular tailwinds.

Consumer Discretionary. The Fund’s strong security selection in the consumer discretionary sector contributed positively in the period. Specifically, holdings in the apparel, accessories & luxury goods, and the internet & direct marketing retail industries outperformed due to strong consumer demand and growth fundamentals. We hold diverse positions in the sector that span industries including internet retail, apparel & accessories, automotive, homes, and media.

Energy. The Fund’s security selection and average overweight stance in energy proved beneficial in the period. Holdings in the oil & gas exploration and production and integrated oil & gas industries performed well due to higher oil prices, more efficient production profiles, and improved earnings growth potential.

Geographic. From a geographic perspective, the Fund’s country and regional positioning negatively impacted returns in the six-month period. In particular, the Fund’s selection in the U.S. and Denmark trailed the Index, while the Fund’s selection in Italy and Canada added value in the period.

OVERVIEW

The fund invests in equities of companies around the globe. We focus on those firms that we believe demonstrate key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

◾	Flexibly seeks growth globally, searching for the best risk/reward opportunities across countries, market capitalizations and sectors

◾	Seeks global growth companies that may benefit from long-term secular themes, including a burgeoning global middle class and increasing demand for information and entertainment

PORTFOLIO FIT

The fund can serve as a growth-oriented addition to a strategic global equity allocation and may complement or provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS
A Shares	CAGEX
C Shares	CCGEX
I Shares	CIGEX

FUND CUSIP NUMBERS
A Shares	128119484
C Shares	128119468
I Shares	128119450

www.calamos.com	25

Calamos Global Equity Fund

SECTOR WEIGHTINGS
Information Technology	30.5%
Financials	16.4
Industrials	14.7
Consumer Discretionary	13.5
Health Care	8.4
Materials	5.1
Energy	4.8
Consumer Staples	4.4
Real Estate	1.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How is the Fund positioned?

We are emphasizing investments in companies with catalysts for earnings growth, solid cash-flow generation and healthier balance sheets. We have positioned the Fund with an emphasis on opportunities in information technology, consumer discretionary, industrials, financials and health care. We view the valuations of global companies as reasonable by historic standards, and we have positioned the portfolio with a combination of core and secular growth companies in addition to more cyclical opportunities.

The Fund’s regional and country positioning reflects the combined inputs of our top-down global framework and bottom-up security analysis. Our investment team continually evaluates macroeconomic factors and growth opportunities and actively integrates these into investment decision making.

We hold an underweight in the U.S. reflecting our view of policy risks, less-accommodative monetary policy, and relatively less-attractive valuations. We own a blend of holdings in core secular growth areas, more cyclical businesses and investment opportunities reflecting our view of a pickup in the economy and inflation expectations.

We have a modest overweight position in Europe reflecting our view of favorable liquidity, attractive valuations, and an upside in corporate earnings. We favor a combination of small-mid capitalization opportunities benefiting from improving economic conditions and select multinationals with significant global demand exposure.

We also positioned the Fund with a larger weight in Japan over the period. Our holdings are focused on companies with greater ties to global growth than domestic demand. We believe that liquidity conditions continue to be highly accommodative, and the economy is seeing growth take hold with more companies increasing return on equity and earnings.

We have a positive view of opportunities in emerging markets overall. Many of these companies are benefiting from a pickup in global demand and favorable valuations, though we are mindful of policy risks and the potential impact of tighter global liquidity conditions. Our positioning favors growth-oriented businesses benefiting from durable tailwinds.

What closing thoughts do you have for Fund shareholders?

Recent global macroeconomic data has been mixed but, on balance, continues to reflect positive growth conditions. Global monetary policy remains accommodative overall, though multiple central banks are edging toward policy tightening and we are seeing a pivot toward fiscal stimulus. We see continued opportunities in global equities, reflective of positive corporate fundamentals, benign inflation and attractive valuations. In terms of broad positioning, we favor a blend of investments in secular growth and more cyclical companies, with a relative underweight in defensives overall. We see significant opportunities in companies with earnings growth catalysts, solid cash flow generation and strong balance sheets. From a thematic and sector perspective, we see opportunities in the information technology sector, consumer companies with targeted areas of demand, and a set of more cyclical companies in the financials and industrials sectors with improving fundamentals and catalysts. Our active investment approach and long-term perspective positions us to take advantage of the opportunities in global equities.

26	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/1/07) THROUGH 4/30/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	27

Calamos Global Equity Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/18

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 3/1/07
Without Sales Charge	3.40%	20.34%	10.37%	6.97%
With Sales Charge	-1.51	14.63	9.31	6.45
Class C Shares – Inception 3/1/07
Without Sales Charge	3.05	19.48	9.57	6.18
With Sales Charge	2.12	18.48	9.57	6.18
Class I Shares – Inception 3/1/07	3.59	20.69	10.65	7.24

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/01/18, the Fund’s gross expense ratio for Class A shares is 1.53%; Class C is 2.27% and Class I is 1.28%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through March 1, 2020 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.40%, 2.15% and 1.15% of average net assets, respectively. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

The MSCI ACWI Growth Index is designed to measure the equity performance of companies with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

28	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2018, Calamos Growth and Income Fund gained 3.44% (Class A shares at net asset value) versus a return of 3.82% for the S&P 500 Index and gain of 2.34% for the ICE BofAML All U.S. Convertibles ex Mandatory Index. We manage this Fund with the goal of achieving upside equity participation and potential downside protection over full market cycles. Since its inception on September 22, 1988, the Fund returned 10.95% on an annualized basis (Class A shares at net asset value) versus a 10.41% gain for the S&P 500 Index and a 9.41% return for the ICE BofAML All U.S. Convertibles ex-Mandatory Index.

Please discuss the Fund’s lower-volatility characteristics.

We believe the Fund’s historical lower-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.73 (Class A shares) versus the S&P 500 Index. The Fund, therefore, outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance during the reporting period?

The Fund performed broadly in line with the all equity S&P 500 Index, through a combination of strong sector positioning and security selection during a positive-yet-volatile period for the U.S. equity market. During a relatively tranquil calendar year 2017, investors were pleasantly surprised to the upside by resilient economic growth and low inflation. Strong corporate earnings, low unemployment and the successful passing of personal and corporate tax reform all helped boost equity market returns for the full six-month period. While the significant sell-off that began late January rattled many investors, we think it is important to remember that prior to this correction the S&P 500 Index had been climbing at an annualized pace greater than 80% from mid-November 2017 to the market’s peak on January 26.

During the equity market’s decline from January 26, 2018 through February 28, 2018, when the S&P 500 Index fell -10.1%, the Fund afforded investors better protection from the downswing, with a lesser decline of -8.3%. By participating in equity market gains and offering better protection during the downturn, the Fund was able to offer equity-like returns with lower volatility.

The Fund typically blends in convertible securities and fixed income securities to refine the risk/reward opportunity relative to what the equity market may offer. During the reporting period, the portfolio management team used the market’s cheap short-term

OVERVIEW

The fund invests primarily in U.S. equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◾	Leverages more than three decades of research experience combining equities and convertible holdings to provide equity-like participation

◾	Provides a core holding option that aims to maintain a consistent risk posture throughout the market cycle

◾	Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics

PORTFOLIO FIT

The fund can provide a long-term core equity allocation with the potential for lower volatility.

FUND NASDAQ SYMBOLS
A Shares	CVTRX
C Shares	CVTCX
I Shares	CGIIX

FUND CUSIP NUMBERS
A Shares	128119104
C Shares	128119831
I Shares	128119872

www.calamos.com	29

Calamos Growth and Income Fund

SECTOR WEIGHTINGS
Information Technology	22.5%
Consumer Discretionary	13.9
Financials	13.4
Health Care	11.8
Industrials	9.7
Energy	6.2
Consumer Staples	5.9
Utilities	2.7
Other	2.7
Real Estate	2.2
Telecommunication Services	1.4
Materials	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

volatility to buy calls and puts with the goal of enhancing the risk/reward dynamics of the convertible securities that we blend with the equities in the portfolio. This enabled the risk-conscious Fund to participate almost fully in the rising equity market, while in our view, managing the downside.

In terms of economic sectors, the Fund’s underweight to the underperforming utilities sector and strong selection within utilities added relative value when compared to the S&P 500 Index. Similarly, an underweight to the industrials sector, whose holdings lagged the Index as whole, combined with our strong security selection in industrials was additive to relative performance. On the other hand, security selection lagged among our consumer discretionary holdings, the S&P 500 Index’s top-perfoming sector, although holdings delivered positive results. A modest underweight and security selection among technology securities also detracted from relative performance.

How is the Fund positioned?

We continue to position the portfolio with the goal of participating in the U.S. equity market’s upside, while providing resilience during periods of market declines and downside volatility. We believe that actively managing equity market risks by blending equity and convertible securities allows us to construct a portfolio that can provide equity-like returns with significantly less volatility and equity beta over full market cycles.

The Fund is broadly diversified with holdings in each of the eleven sectors. Throughout the reporting period, and more so at the beginning of this calendar year, we sought to reduce some of the risks and volatility around crowded areas of the market, such as momentum, while maintaining a balance of secular and cyclical growth opportunities. The portfolio is slightly overweight the consumer discretionary sector, favoring businesses with strong franchises that may benefit from improved consumer spending. The Fund is modestly underweight health care as the politics around health care has created additional risks and higher costs. These factors have dampened our enthusiasm for the sector, but the Fund still holds shares in many pharmaceutical and managed health care securities. As volatility has increased, market pricing around volatility has changed as well, allowing more opportunities to actively manage our views of risk/reward around individual names, industries and sectors.

What closing thoughts do you have for Fund shareholders?

We believe that coordinated global growth should continue in 2018, but it is likely that the pace of the growth will be more varied than in 2017. Recent soft data, such as sentiment, continues to be positive for U.S. consumers and businesses, which could indicate better growth moving forward, but may also be building in higher expectations for investors. Recent hard data, such as retail sales and liquidity conditions are more mixed. This difference between soft and hard data occurred last year in the first quarter, with hard data migrating up throughout the year. We expect the same to happen this year, but soft data may start trending toward historical averages, and this gives us even more reason to believe that markets will experience more volatility than we saw in 2017. We will be monitoring several different factors that could affect growth this year, such as U.S. tax reform, ongoing trade negotiations, tighter financial conditions and a decelerating global growth environment. Consumer growth may pick-up in the U.S. with rising wages and lower taxes, but may be offset by already low savings levels. With tighter labor markets and incentives to pursue capital expenditures,

30	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

U.S. companies should reinvest back into their business at a higher rate than previous years. Globally, economic data continues to be positive but mixed, which is a different backdrop than 2017. We expect the hard data of company earnings to be generally good and to push the equity markets higher. Equity valuations look more reasonable after earnings-per-share estimates have been revised to include the lower tax-rate benefits.

In total, we expect a much different path to equity markets than we have experienced for much of 2016 and 2017. While this is a change, we believe it is more “normal” and could create better opportunities for actively managing portfolio holdings and portfolio risks.

ANNUALIZED RETURN: SINCE INCEPTION (9/22/88) THROUGH 4/30/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	31

Calamos Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/18

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/22/88
Without Sales Charge	3.44%	10.61%	9.09%	6.80%
With Sales Charge	-1.47	5.35	8.04	6.28
Class C Shares – Inception 8/5/96
Without Sales Charge	3.06	9.79	8.26	5.99
With Sales Charge	2.09	8.79	8.26	5.99
Class I Shares – Inception 9/18/97	3.58	10.89	9.36	7.06

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/01/18, the Fund’s gross expense ratio for Class A shares is 1.12%; Class C is 1.87% and Class I is 0.87%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The ICE BofAML All U.S. Convertibles ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Index data shown for the Annualized Return Since Inception graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

32	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

CALAMOS GLOBAL GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2018, Calamos Global Growth and Income Fund returned 2.36% (Class A shares at net asset value) versus a 3.83% return for the MSCI ACWI Index and 3.68% gain for the MSCI World Index.

The Fund participated in the upside of global equities over the period and experienced lower volatility versus the MSCI ACWI Index (the “Index”), but underperformed the higher gains of the Index. We seek to position the Fund to capture a majority of equity market upside over complete market cycles, with keen attention to mitigating downside risk. We believe that our focus on potential downside resilience can provide advantages in a more rotational and higher volatility market environment.

Since its inception on September 10, 1996, the Fund has returned 7.98% on an annualized basis (Class A shares at net asset value) compared to the 7.13% return of the MSCI ACWI Index and 7.18% MSCI World Index return. We believe this outperformance demonstrates the Fund’s ability to generate long-term returns while pursuing a risk-managed investment approach over complete market cycles.

What factors influenced performance during the reporting period?

The combination of positive global economic growth, strong corporate earnings, and generally accommodative central bank policies supported global equity returns overall, though the period was also a story of two distinct market environments. Markets finished 2017 with strong gains for the calendar year, synchronized global growth, and very low volatility by historic standards. In the second half of the six-month period, market conditions dramatically shifted beginning with a significant sell-off in late January 2018. Following this phase shift, investors confronted higher equity market volatility, more challenging returns, and fewer positive economic surprises in global data.

With respect to specific effects on Fund performance during the period, we would highlight the following areas.

Consumer Discretionary. The Fund’s selection in the sector hampered returns in the period. Specifically, holdings in internet & direct marketing retail and apparel & accessories delivered gains but trailed the stronger advance of Index positions. We hold diverse positions in the sector that span industries including internet retail, apparel & accessories, automotive, homes, and media.

Telecom Services. The Fund’s positioning in telecom services negatively impacted return over the period. Fund holdings in the integrated telecom services industries faltered due to slowing fundamentals and market rotation within a traditionally more defensive area. We have a low weight overall in the sector and selective view, preferring names with significant addressable markets and stronger balance sheets.

Financials. The Fund’s security selection in financials contributed the most to Fund performance in the period. In particular, holdings in the regional banks and investment

OVERVIEW

The fund invests primarily in global equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◾	Combines equity and convertible holdings in order to limit downside risk while potentially capturing upside equity participation

◾	Provides a core holding option that seeks to maintain a consistent risk posture throughout the market cycle

◾	Seeks to participate in the upside movements of the global equity market while lessening the impact of down periods

PORTFOLIO FIT

The fund can provide a long-term, global-equity core allocation with the potential for lower volatility over a full market cycle.

FUND NASDAQ SYMBOLS
A Shares	CVLOX
C Shares	CVLCX
I Shares	CGCIX

FUND CUSIP NUMBERS
A Shares	128119500
C Shares	128119708
I Shares	128119609

www.calamos.com	33

Calamos Global Growth and Income Fund

SECTOR WEIGHTINGS
Information Technology	22.3%
Financials	17.8
Consumer Discretionary	12.7
Industrials	10.4
Health Care	8.4
Consumer Staples	6.6
Energy	6.4
Materials	3.3
Telecommunication Services	2.9
Real Estate	2.0
Utilities	1.9
Other	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

banking industries finished ahead. We believe our holdings are positioned to benefit from improved business fundamentals, higher interest rates and the prospect of regulatory relief.

Consumer Staples. The Fund’s underweight stance and leading security selection in consumer staples also added to performance. Holdings in the personal products industry performed well in particular. We own a set of leading businesses with higher earnings-growth potential and attractive cash flows in multiple consumer categories.

Geographic. From a geographic perspective, the Fund’s country and regional positioning negatively impacted returns in the six-month period. In particular, the Fund’s security selection in Japan and emerging Asia trailed the Index, while the Fund’s holdings in the United States and Canada added value in the period.

How is the Fund positioned?

The Fund’s regional and country positioning reflects the combined inputs of our top-down global framework and bottom-up security analysis. Our investment team continually evaluates macroeconomic factors and growth opportunities and actively integrates these into investment decision making.

We hold a modest underweight stance in the U.S. where we balance policy risks, less accommodative monetary policy, and less attractive valuations balanced against a pickup in the economy and strong earnings growth. We own a blend of holdings in core secular growth areas and a set of more cyclical businesses and investment opportunities.

We have a relatively neutral weight in Europe reflecting our view of favorable liquidity, attractive valuations, and positive earnings trends tempered by a backdrop of slowing macro data. We favor a combination of small-mid capitalization opportunities benefiting from improving economic conditions and select multinationals with significant global demand exposure.

In Japan, our holdings are focused on companies with greater ties to global growth than domestic demand. We believe that liquidity conditions continue to be highly accommodative, and the economy is seeing growth take hold with more companies increasing their return on equity and earnings.

We have a positive and selective view of emerging markets opportunities. Many of these companies are benefiting from a pickup in global demand and favorable valuations, though we are mindful of policy risks and the potential impact of tighter global liquidity conditions. Our positioning favors businesses benefiting from key secular themes and durable growth tailwinds.

From a sector perspective, we have emphasized opportunities in information technology, consumer discretionary, industrials, health care and financials. We view the valuations of global companies as reasonable by historic standards, and we position the portfolio with a combination of core and secular growth companies in addition to more cyclical opportunities.

What closing thoughts do you have for Fund shareholders?

Recent global macroeconomic data has been mixed but, on balance, continues to reflect growth conditions. Monetary policy remains accommodative overall, though multiple central banks are edging toward policy tightening and we are seeing a pivot

34	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

toward fiscal stimulus. We see continued opportunities in global equities, reflective of positive corporate fundamentals, benign inflation and attractive valuations. In terms of broad positioning, we favor a blend of investments in secular growth and more cyclical companies, with a relative underweight in defensives overall. We see significant opportunities in companies with earnings growth catalysts, solid cash flow generation and strong balance sheets. From a thematic and sector perspective, we see opportunities in the information technology sector, consumer companies with targeted areas of demand, and a set of more cyclical companies in the financials and industrials sectors with improved fundamentals and catalysts. We believe our risk-managed, active investment approach and long-term perspective positions us to take advantage of the opportunities in global equities and convertible securities.

ANNUALIZED RETURN: SINCE INCEPTION (9/9/96) THROUGH 4/30/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	35

Calamos Global Growth and Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/18

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/9/96
Without Sales Charge	2.36%	12.11%	6.09%	4.56%
With Sales Charge	-2.49	6.78	5.06	4.05
Class C Shares – Inception 9/24/96
Without Sales Charge	1.94	11.26	5.29	3.77
With Sales Charge	0.99	10.26	5.29	3.77
Class I Shares – Inception 9/18/97	2.47	12.26	6.35	4.82

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/01/18, the Fund’s gross expense ratio for Class A shares is 1.54%; Class C shares is 2.29% and Class I shares is 1.29%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlight section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

36	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2018, Calamos Convertible Fund returned 2.54% (Class A shares at NAV) versus the ICE BofAML All U.S. Convertibles Index increase of 2.11%. For the same period, the S&P 500 Index gained 3.82%.

Since its inception on June 21, 1985, the Fund returned 8.97% on an annualized basis (Class A Shares at NAV) compared with a gain of 10.86% for the S&P 500 Index.

What factors influenced performance during the reporting period?

The first half of the six-month reporting period saw strong equity market performance as investors cheered strong corporate earnings and the successful passing of corporate and individual tax reform. The markets were also supported by an uneventful Fed Chairman transfer, a quickly resolved government shut down, the lowest level of unemployment filings in 45 years, and consumer confidence at a 17-year high. The latter half of the reporting period, however, saw a return of market volatility as investors grew concerned about rising inflation and President Trump’s proposed tariffs on steel and aluminum. The S&P 500 Index corrected 10% in the January and February period, bounced back 8%, only to experience another 5% decline. A similar performance pattern occurred with the ICE BofAML All U.S. Convertibles Index, which fell 6.2%, rebounded nearly 8%, and then again slipped approximately 3%. The CBOE Volatility Index (VIX) also shot up from a low of 9 in January to 37 in February, which caused some high-profile collapses of inverse VIX products. The Convertible Fund participated in some of the first half advance and protected well during the volatile latter half.

The Fund performed well against a backdrop of higher interest rates. The Federal Reserve hiked its fed funds rate by 25 basis points twice during the period to 1.75%. The 3-year Treasury yield increased from 1.73% to 2.37%, while the 5-year Treasury yield moved up from 2.01% to 2.55%. The 10-year U.S. Treasury yield increased from 2.38% to 2.97% and briefly traded above 3% for the first time since January 2014. High yield credit spreads narrowed 21 basis points during the period 387 basis points above Treasuries according to JPMorgan.* Narrower spreads supported the largely below-investment-grade convertible market, as did the performance of the underlying equities.

The six-month reporting period was most favorable to convertibles displaying balanced risk-reward attributes. Balanced convertibles represented roughly 37% of the U.S. convertible market on average during the reporting period and were up 3.29% during the period as measured by the ICE BofAML Total Return U.S. Convertible Index (VTOT). Balanced convertibles outperformed credit-sensitive (+2.85%) and equity-sensitive (+0.59%) convertibles as measured by the ICE BofAML Yield Alternative U.S. Convertible (VYLD) and ICE BofAML Equity Alternative U.S. Convertible (VEQU) indices. Our approach led us to underweight the most equity-sensitive convertibles in favor of those with balanced risk-reward attributes, and this positioning buoyed the Fund return.

*	Source: JPMorgan High Yield Market Monitor as of 5/1/18.

OVERVIEW

The fund invests primarily in convertible securities of U.S. companies that are diversified across market sector and credit quality.

KEY FEATURES

◾	Leverages more than three decades of research and experience in convertible security investing

◾	Provides diversification across market sectors and credit quality, emphasizing midsize companies with higher-quality balance sheets

◾	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle

PORTFOLIO FIT

When used in conjunction with an equity allocation, the fund offers a way potentially to manage risk by employing securities that engage in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS
A Shares	CCVIX
C Shares	CCVCX
I Shares	CICVX

FUND CUSIP NUMBERS
A Shares	128119401
C Shares	128119823
I Shares	128119864

www.calamos.com	37

Calamos Convertible Fund

SECTOR WEIGHTINGS
Information Technology	35.0%
Consumer Discretionary	15.1
Health Care	14.9
Financials	10.0
Industrials	6.4
Energy	3.8
Real Estate	3.6
Utilities	2.5
Materials	1.3
Telecommunication Services	0.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Economic sector contributors

Information Technology. An overweight allocation and security selection within the information technology sector added value during the reporting period. Portfolio holdings within the application software, systems software, and data processing & outsourced services delivered strong results.

Health Care. Security selection within the health care sector also contributed to the Fund’s return for the period. Selection in the biotechnology and health care equipment industries notably outperformed.

Economic Sector Detractors

Industrials. An overweight position and selection in industrials held back the period result. Portfolio holdings in the industrial machinery industry notably underperformed.

Consumer Discretionary. An overweight allocation and selection within the health care sector also held back the result, as the portfolio’s holdings within the automobile manufacturers, internet & direct marketing retail and movies & entertainment industries lagged.

How is the Fund positioned?

Our current short-term cautious, long-term bullish positioning is reflected in a neutral to slightly overweight overall delta (indicating equity sensitivity) with better downside protection than the overall convertible market. Technology remains the largest allocation and one of the highest delta sectors at the moment. We continue to favor the cyclical and secular opportunities (such as cloud computing, security, and big data), but much of our recent rebalancing has occurred within this sector, as we do not want to get overextended. Consumer discretionary remains one of the largest relative overweights based on our favorable view of the U.S. consumer coupled with bottom-up specific opportunities and good convertible structures. Positive employment data, wage gains, stock market and home valuation appreciation in the U.S. contributed to a positive consumer wealth effect and consumer confidence. We remain underweight to defensives, such as utilities, consumer staples, telecom and real estate, given limited favorable names and poor structures. We remain underweight to financials, as the securities within this convertible space are predominantly bond-like and do not benefit from a potentially more favorable equity backdrop for the sector.

What closing thoughts do you have for Fund shareholders?

We remain positive on the economic environment given improving leading economic indicators, mild inflation and low-wage growth, synchronized global growth, accommodative global monetary policy, improving industrial production, de-escalation concerns with North Korea, and the aforementioned good consumer confidence and solid job growth in the U.S. Additionally, the catalysts we noted at the beginning of the year—including tax reform passed late last year, continued regulatory reform and possible infrastructure spending—can provide further additional benefits. However, we need to be cognizant of the risks, which include potential trade wars, still arguably high equity valuations, a revolving door of White House staff, how quickly (or not) rates will move up and the resultant yield curve shape, and the risk that perceived economic strength is dependent upon a global monetary system that has yet to unwind massive balance sheet expansion. Recent headlines of Facebook’s privacy breach, a fatal Tesla car crash, and Amazon’s possible post office abuses have weighed on the shares of

38	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

large Index members contributing to the market’s volatility. Despite some of these moves, we are still finding attractive opportunities in the convertible bond universe, but because of this volatility, we are keeping most of the Convertible Fund in securities with well-balanced attributes, consistent with our aim to provide both upside participation and downside protection. The volatility has also provided us the opportunity to readjust our risk/reward profile, reducing more equity-sensitive positions into market rallies, while bumping up our more favored positions in corrections, which we believe should continue to benefit active, risk-aware managers.

We expect a healthy new convertible issuance market going forward driven by companies seeking new growth capital, structural benefits versus the high yield market (interest deductibility caps) and a fair amount of upcoming maturities that may need to be refinanced. Already this year through April 30, we have seen $18.1 billion in domestic convertible bond issuance ($34.3 billion globally), which is ahead of last year’s pace. Technology and health care issuance has been leading the way in the U.S. Additional tailwinds specific to U.S. convertible bond issuers going forward include their often smaller market caps, U.S.-specific reforms, gains from possible mergers and acquisitions spurred by repatriated funds, and additional stock buybacks. We expect this to be beneficial in providing new balanced structures to the market, providing us with additional opportunities to strike the right risk/reward profile.

ANNUALIZED RETURN: SINCE INCEPTION (6/21/85) THROUGH 4/30/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 2.25%.* Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

*	Prior to 2/28/17. the Fund had a maximum sales charge of 4.75%.

www.calamos.com	39

Calamos Convertible Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/18

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/21/85
Without Sales Charge	2.54%	10.08%	6.63%	5.51%
With Sales Charge	0.24	7.62	5.60	5.00
Class C Shares – Inception 7/5/96
Without Sales Charge	2.13	9.27	5.83	4.72
With Sales Charge	1.14	8.27	5.83	4.72
Class I Shares – Inception 6/25/97	2.66	10.31	6.89	5.78

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/01/18, the Fund’s gross expense ratio for Class A shares is 1.18%; Class C is 1.93% and Class I is 0.93%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The ICE BofAML All U.S. Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Due to their structural complexities, the attributes of convertibles may vary. Therefore, they are typically categorized as Yield Alternatives represented by the U.S. CV Index (VYLD), Total Return Alternatives represented by the U.S. CV Index (VTOT), or Equity Alternatives represented by the U.S. CV Index (VEQU).

The CBOE Volatility Index or VIX (based on its CBOE ticker symbol) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options.

The ICE BofAML Total Return U.S. Convertibles Index is a subset of ICE BofAML All U.S. Convertibles Index including securities with a delta greater than or equal to 0.4 and less than 0.8.

The ICE BofAML Yield Alternative U.S. Convertibles Index (VYLD) is a subset of ICE BofAML All U.S. Convertibles Index including securities with a delta less than 0.4 (exhibiting bond-like characteristics).

The ICE BofAML Equity Alternative U.S. Convertibles Index (VEQU) is a subset of ICE BofAML All U.S. Convertibles Index including securities with a delta of 0.8 and greater (exhibiting stock-like characteristics).

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

40	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund

CALAMOS GLOBAL CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2018, the Fund returned 2.13% (Class A shares at net asset value) versus the benchmark ICE BofAML Global 300 Convertible Index (the “Index”) return of 3.95%. Since its inception on December 31, 2014, the Fund increased 5.31% on an annualized basis versus a gain of 8.16% by the Index.

What factors influenced performance during the reporting period?

Global convertibles and equities performed positively as a combination of global economic growth, strong corporate earnings, and generally accommodative central bank policies provided support to markets. The six-month period was also a story of two rather distinct market environments. Markets finished 2017 with strong gains for the full year, synchronized global growth and generally low volatility. In the second half of the six-month period, market conditions dramatically shifted beginning with a significant sell-off in late January 2018. Following this shift, investors confronted higher equity market volatility, more challenging returns, and mixed economic data.

Global interest rates moved higher during the six-month period as illustrated by the Bloomberg Barclays Global Aggregate Bond Index 1.19% return finishing below its yield to worst of 1.94%. U.S. Interest rates rose during the period as the Federal Reserve hiked the fed funds rate by 25 basis points twice during the period to 1.75%. The 10-year U.S. Treasury yield increased from 2.38% to 2.97% and briefly traded above 3% for the first time since January 2014. Global high yield credit spreads narrowed slightly during the period with JPMorgan reporting global spreads contracting 12 basis points to 387 basis points above government securities.* Narrower spreads were supportive to the largely below-investment-grade convertible market and especially to convertibles with CCC-implied credit ratings. Consistent with our investment process, we were relatively underweight to these weak credit names.

Over the period, the market environment was most favorable to the most equity-sensitive convertibles in the market. In fact, convertibles with the most equity sensitivity were up 6.4% and strongly outperformed those with balanced risk-reward attributes (+3.9%) and those with the most credit sensitivity (+2.2%).† Our approach led us to be underweight the most equity sensitive convertibles in favor of those with balanced risk-reward attributes, and this held back the portfolio’s relative performance during the period.

Economic Sector Contributors

Energy. Security selection in the energy sector was supportive to the period result. The portfolio benefited from a relatively heavy weight to the strong-performing oil & gas exploration & production industry, and our holdings strongly outperformed.

Industrials. An underweight allocation and security selection in the industrials sector also added value during the period. Holdings within the construction & engineering industry outperformed, while the portfolio’s relatively light allocation to the underperforming construction machinery & heavy trucks industry buoyed return.

Economic Sector Detractors

Consumer Discretionary. Security selection in consumer discretionary detracted from the Fund’s six-month result. Portfolio holdings in the home furnishings, automobile manufacturers, and internet marketing retail industries lagged.

*	Source: Calamos Investments as of 4/30/18.

†	Source: U.S. Department of the Treasury as of 4/30/18.

OVERVIEW

The fund invests in global convertible securities. It strives to balance risk/reward, while providing growth and income.

KEY FEATURES

◾	Provides broadly diversified exposure to the global convertible bond universe

◾	Leverages more than 30 years of research in convertible security investing

◾	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle

◾	Blends global investment themes and fundamental research via active management

PORTFOLIO FIT

Consisting of convertible securities that can participate in upside equity movements with potentially limited downside exposure, the fund can provide a means to manage risk in conjunction with an equity allocation. The fund can also serve a role within a fixed income allocation, as convertibles have performed well during periods of rising interest rates and inflation.

FUND NASDAQ SYMBOLS
A Shares	CAGCX
C Shares	CCGCX
I Shares	CXGCX

FUND CUSIP NUMBERS
A Shares	128120748
C Shares	128120730
I Shares	128120722

www.calamos.com	41

Calamos Global Convertible Fund

SECTOR WEIGHTINGS
Information Technology	19.2%
Financials	14.4
Consumer Discretionary	12.5
Industrials	10.8
Health Care	8.8
Real Estate	6.2
Energy	6.2
Telecommunication Services	4.5
Materials	2.5
Utilities	1.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Health Care. An underweight position and selection in health care also detracted from the Fund’s return. Portfolio holdings in the biotechnology and health care equipment industries notably underperformed.

Geographic Influences. Security selection in the United States added value during the reporting period.

Security selection in Europe, Japan and emerging Latin America held back the portfolio result.

How is the Fund positioned?

Our positioning has favored convertibles displaying the most attractive risk-reward scenarios relative to their underlying stocks. In our view, these convertibles provide better protection against a downside equity move while also allowing participation in any continued upside. Within the more credit-sensitive convertibles, we have favored companies with relatively higher-quality balance sheets that we believe stand to improve their credit profiles. Within equity-sensitive convertibles, we are highly mindful of valuation criteria, and we seek companies with strong balance sheets that generate above-average organic growth.

Technology has been the largest allocation, as we favor the cyclical and secular opportunities (such as cloud computing, security, big data). Consumer Discretionary also remains one of the Fund’s largest weightings based on a positive view of the consumer coupled with bottom-up specific opportunities and good convertible structures. Good employment data, wage gains, stock market and home valuation appreciation all contribute to a positive consumer wealth effect and consumer confidence. We remain underweight to the defensive utilities, consumer staples, and telecom services sectors, given limited favorable names and poor structures.

From a geographic perspective relative to the ICE BofAML Global 300 Convertible Index, the portfolio holds underweight allocations within the United States and Japan while being overweight in Europe. These allocation leanings are mostly the result of bottom up considerations, as we have found better convertible structures in Europe than in the United States and Japan.

What closing thoughts do you have for Fund shareholders?

Recent global macroeconomic data has been mixed but, on balance, continues to reflect growth conditions. Global monetary policy remains accommodative overall, though multiple central banks are edging toward policy tightening and we are seeing a pivot toward fiscal stimulus. We see continued opportunities in global convertibles and equities, reflective of positive fundamentals, low inflation and relatively attractive valuations. We also recognize that liquidity conditions have tightened at the margin, economic fundamentals may have peaked, and geopolitical risks remain heightened. Our active, risk-managed investment approach and long-term perspective enables us to take advantage of the opportunities in the global convertible market. The recent increase in volatility has provided the opportunity to re-adjust the Fund’s risk/reward profile, reducing more equity-sensitive positions into market rallies, while bumping up our more favored positions in corrections, which we believe should continue to benefit the Fund. We expect a healthy new convertible issuance market going forward driven by companies seeking new growth capital, structural benefits versus the high yield market (interest deductibility caps) and a fair amount of upcoming maturities that need to be refinanced. Already this year through April 30, we have seen $34.3 billion in global convertible bond issuance ($18.1 billion in the U.S.), which is ahead of last year’s pace.

42	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/14) THROUGH 4/30/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/18

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	2.13%	9.43%	5.31%
With Sales Charge	-0.18	6.99	3.78
Class C Shares – Inception 12/31/2014
Without Sales Charge	1.80	8.71	4.55
With Sales Charge	0.81	7.71	4.55
Class I Shares – Inception 12/31/2014	2.35	9.77	5.60

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/01/18, the Fund’s gross expense ratio for Class A shares is 1.46%; Class C is 2.20% and Class I is 1.19%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through March 1, 2020 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.35%, 2.10% and 1.10% of average net assets, respectively. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25*% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

*	Prior to 2/28/17, the Fund had a maximum front-end sales charge of 4.75%.

NOTES:

The ICE BofAML Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region.

Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com	43

Calamos Total Return Bond Fund

OVERVIEW

The Fund invests primarily in a diversified portfolio of investment-grade debt securities that generally have a dollar-weighted average portfolio duration between three to ten years.

KEY FEATURES

Dynamically allocates across the broad sectors of the U.S. investment-grade bond market, including corporate debt, U.S. Treasury bonds and agencies, mortgage-backed securities, and asset-backed securities.

◾	Opportunistic sector allocations provide greater flexibility in managing risk/reward.

◾	Complementary allocations may include high-yield securities, international bonds and bank loans.

◾	Managed by an experienced team, following a time-tested, risk-conscious philosophy.

PORTFOLIO FIT

The Fund may be suitable for investors as the cornerstone for a fixed-income allocation, with investments diversified across the major sectors of the U.S. bond market. Complementary allocations to specialized fixed-income strategies seek to enhance return potential and better manage risk.

FUND NASDAQ SYMBOLS
A Shares	CTRAX
C Shares	CTRCX
I Shares	CTRIX

FUND CUSIP NUMBERS
A Shares	128119310
C Shares	128119286
I Shares	128119278

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ending April 30, 2018, Calamos Total Return Bond Fund returned -2.24% (Class A shares at net asset value) underperforming the -1.87% return for the Bloomberg Barclays U.S. Aggregate Bond Index.

Since its inception on June 27, 2007, the Fund gained 3.87% on an annualized basis (Class A shares at net asset value) versus 4.05% return for the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance during the reporting period?

Over the course of the period, interest rates across the U.S. yield curve moved sharply higher and had the greatest impact on the performance of the investment-grade bond market and, consequently, the Fund. Two-year Treasury yields increased from 1.60% to 2.49%, and 10-year Treasury yields increased from 2.38% to 2.95%. This represented the largest move toward higher rates during any six-month period in over a decade and resulted in a substantially flatter yield curve, closing April at a 46 basis points spread between two-year and 10-year yields, the flattest in over a decade. The Fund held a shorter duration than the Index for the entire semiannual period, which helped performance.

Source: U.S. Department of Treasury

With a -2.48% return, corporate bonds were the worst-performing sector within the Index, and our overweight allocation, while shorter in duration than the corporate component of the benchmark, was a detractor from performance during the six-month period. The underweight allocation to Treasury bonds and securitized products, which outperformed the overall Index, also weighed on the Fund’s return. Security selection across a number of corporate industries was beneficial for performance, most notably in the consumer cyclical and consumer non-cyclical industries. We continue to hold this overweight, as we do not see signs of deteriorating credit fundamentals in the companies we own.

44	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

Within the investment grade universe, higher-quality bonds outperformed, and our underweight to AAA-rated securities was a detractor. However, our allocation to less interest rate sensitive, high yield bonds in both the BB and B-rated categories had a positive impact on performance.

How is the Fund positioned?

The Fund has a duration of 5.5 years versus the 6.0 years duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund continues to hold an overweight in corporate bonds in both the investment-grade and out-of-benchmark high yield ratings categories. Because of these overweights, the average credit quality of the portfolio is A versus AA for the Index. Corporate credit markets have faced challenging technicals during the review period, as repatriation of overseas cash associated with the Tax Cuts and Jobs Act has dried up a source of demand, particularly for shorter maturity bonds under five-years. Slowing fund flows into investment-grade fixed income and increased foreign exchange hedging costs provided additional headwinds. Our overall exposure to corporate bonds was reduced during the six-month period, but remains a substantial overweight, as fundamentals still appear on track. The Fund is also overweight asset-backed securities in both consumer and industrial-related sectors. These positions can provide diversification of risk and attractive yields versus like-rated corporate opportunities. The Fund is underweight residential mortgage-related debt, though the allocation has been increased based on improving relative value over the period.

Within the corporate bond allocation, our heaviest weightings are found in the banking, consumer cyclical, and consumer non-cyclical sectors. The lightest positions are in finance companies, brokerage/asset managers, and basic industry.

What closing thoughts do you have for Fund shareholders?

Two additional interest rate hikes by the Federal Reserve, and associated moves higher in several key money market interest rates, have turned financial conditions tighter. We expect two more increases this year, with the possibility of a third in December, along with further quantitative tightening that will continue to remove the unprecedented stimulus of quantitative easing from global financial markets.

With inflation trending higher, we expect the yield curve to flatten gradually. Economic and company fundamentals are stable, and we view recession risk as very low. We believe that credit markets will trade in a range until recession risks rise, but believe it is prudent to closely manage liquidity as fixed income markets will face persistent technical challenges including higher bank funding costs, cash repatriation effects, and higher FX hedging costs.

In the current environment active management and rigorous fundamental analysis is crucial, as investors should be picking spots wisely to appropriately balance risk and reward.

ASSET ALLOCATION
Corporate Bonds	55.0%
U.S. Government and Agency Securities	30.5
Asset Backed Securities	8.6
Bank Loans	3.2
Residential Mortgage Backed Security	1.1

Fund asset allocations are calculated as a percentage of net assets and may vary over time. The table excludes cash or cash equivalents.

www.calamos.com	45

Calamos Total Return Bond Fund

ANNUALIZED RETURN: SINCE INCEPTION (6/27/07) THROUGH 4/30/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front end sales charge of 2.25%.* Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

*	Prior to 2/28/17, the Fund had a maximum front-end sales charge of 3.75%.

46	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/18

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/27/07
Without Sales Charge	-2.24%	-1.15%	1.64%	3.39%
With Sales Charge	-4.45	-3.39	0.86	3.00
Class C Shares – Inception 6/27/07
Without Sales Charge	-2.51	-1.79	0.92	2.64
With Sales Charge	-3.46	-2.75	0.92	2.64
Class I Shares – Inception 6/27/07	-2.02	-0.81	1.93	3.66

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/01/18, the Fund’s gross expense ratio for Class A shares is 1.08%; Class C shares is 1.83% and Class I shares is 0.84%. The Fund’s investment Advisor has contractually agreed to reimburse Fund expenses through March 1, 2020 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 0.90%, 1.65% and 0.65% of average net assets, respectively. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Duration is useful in measuring a bond fund’s sensitivity to changes in interest rates. The longer the duration, the more a bond fund’s price will fluctuate when interest rates change.

www.calamos.com	47

Calamos High Income Opportunities Fund

OVERVIEW

The fund invests primarily in a diversified portfolio of U.S. high yield bonds.

KEY FEATURES

◾	Emphasizes total return rather than an exclusive focus on yield; our total-return framework enhances our ability to potentially generate alpha and preserve capital over entire credit cycles

◾	A disciplined process utilizes proprietary credit research to identify securities most likely to migrate to investment grade, ahead of a rating agency upgrade

◾	Multi-faceted risk management includes stress testing under various economic assumptions and avoids securities with a high probability of default and low expected recovery from default losses

PORTFOLIO FIT

The fund can complement investment-grade credit exposure, providing attractive income and total-return potential for more risk-tolerant investors.

FUND NASDAQ SYMBOLS
A Shares	CHYDX
C Shares	CCHYX
I Shares	CIHYX

FUND CUSIP NUMBERS
A Shares	128119815
C Shares	128119799
I Shares	128119781

CALAMOS HIGH INCOME OPPORTUNITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the semiannual period ended April 30, 2018, Calamos High Income Opportunities Fund returned -0.67% (Class A shares at net asset value) versus a decrease of -0.17% for the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index and -0.63% for the ICE BofAML U.S. High Yield BB-B Constrained Index.

Since its inception on August 2, 1999, the Fund gained 5.98% on an annualized basis (Class A shares at net asset value) versus a 7.04% return for the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance during the reporting period?

While the option-adjusted spread started and ended the six-month period at an identical level, 3.38%, substantial moves higher in Treasury rates had the greatest impact on the performance of the high yield market and the Fund. Two-year Treasury yields increased from 1.60% to 2.49%, and five-year Treasury yields increased from 2.02% to 2.80%. This represented the largest move toward higher rates over a six-month period in over a decade. Despite the fact that high yield bonds exhibit less interest-rate sensitivity than investment-grade bonds, the sell-off in Treasury markets was extensive enough to result in negative returns for both the high yield market and the Fund.

Source: U.S. Department of Treasury

Lower-credit-quality bonds outperformed, as CCC-rated issuers returned 1.96%, while BB-rated issuers retreated -1.46%. As a result, our underweight to BB-rated bonds and overweight to CCC-rated issuers both helped performance, while our security selection within the B-rated component of the market offset those gains.

From an industry perspective, the investment team’s security selection within the pharmaceuticals, food and beverage, and independent energy industries contributed to return. Conversely, our security selection within the midstream, wirelines, and health care industries detracted from performance.

48	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund

How is the Fund positioned?

The Fund is currently overweight the pharmaceuticals, midstream, and brokerage/asset managers/exchanges industries. Improving oil prices (in the case of midstream) and decreased regulation (in the case of brokerage/asset managers/exchanges) are heightening our expectations for relatively strong returns. Our largest underweights are in the technology, cable/satellite, and independent energy industries. Technology and cable/satellite companies continue to face headwinds from increasing competition and related pricing pressure, with some larger companies experiencing deteriorating fundamentals. The underweight to independent exploration and production related energy companies has more to do with our higher conviction toward midstream companies, which we view as fundamentally stronger and more stable.

From a credit-quality perspective, the Fund is positioned with relative underweights in the BB and B-rated categories, while currently overweight toward CCC and non-rated issuers. We also have a higher overall duration (4.14 years) in the portfolio relative to the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index (3.86 years).

Over the last six months, the investment team has added out-of-benchmark positions in bank loans, which are senior in the capital structure to unsecured high yield debt and have floating rate coupons that benefit from a rising interest rate environment.

What closing thoughts do you have for Fund shareholders?

We continue to see strong operating results for many high yield companies in the form of improving revenue and earnings. Domestic economic data indicates that growth is healthy, many industries are operating at or near full capacity and there is a scarcity of labor. These are not conditions that indicate any near-term risk of recession. However, there has been a return of volatility in both interest rate and credit markets, and event risks surrounding “trade wars” and geopolitical concerns are present. The Federal Reserve is actively engaged in efforts to normalize financial conditions in response to growing inflationary pressures, which are giving rise to supply/demand-related technical challenges.

Several large, well-telegraphed distressed situations have defaulted in early 2018. These had been anticipated for some time and do not dramatically change an otherwise positive fundamental environment. Though the default rate increased to 2.26% from 1.18% six months ago, we expect the default environment to continue to trend below the long-term historical average of 3%. We anticipate gradual softening in high yield credit spreads, but view some out-of-favor areas as continuing to provide idiosyncratic opportunities. In the current environment active management and rigorous fundamental analysis is crucial, as investors should be picking spots wisely to appropriately balance risk and reward.

SECTOR WEIGHTINGS
Energy	16.1%
Health Care	14.1
Financials	13.3
Consumer Discretionary	13.0
Telecommunication Services	12.9
Industrials	11.2
Materials	6.7
Information Technology	4.0
Consumer Staples	3.7
Utilities	2.1
Real Estate	1.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	49

Calamos High Income Opportunities Fund

ANNUALIZED RETURN: SINCE INCEPTION (8/2/99) THROUGH 4/30/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 2.25%*. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

*	Prior to 2/28/17, the Fund had a maximum front-end sales charge of 4.75%.

50	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/18

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/2/99
Without Sales Charge	-0.67%	2.01%	2.89%	5.07%
With Sales Charge	-2.86	-0.25	1.90	4.56
Class C Shares – Inception 12/21/00
Without Sales Charge	-0.89	1.36	2.12	4.29
With Sales Charge	-1.86	0.39	2.12	4.29
Class I Shares – Inception 3/1/02	-0.44	2.38	3.15	5.33

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/01/18, the Fund’s gross expense ratio for Class A shares is 1.33%; Class C is 2.08% and Class I is 1.08%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through March 1, 2020 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.00%, 1.75% and 0.75% of average net assets, respectively. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer.

The ICE BofAML High Yield BB-B Constrained Index tracks the performance of BB- and B-rated high yield bonds.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	51

Calamos Market Neutral Income Fund

OVERVIEW

The fund’s core market strategies include covered call writing and convertible arbitrage. Together, these strategies intend to provide the fund with an enhanced potential for risk-managed returns due to their differing responses to volatility.

KEY FEATURES

◾	One of the first alternative mutual funds capitalizes on more than three decades of experience in the convertible space

◾	Lower correlation with most fixed income benchmarks provides a means to dampen volatility

◾	Risk-management focus blends strategies to achieve the most appropriate risk/reward profile

PORTFOLIO FIT

The fund may provide potential diversification, particularly in a low-interest-rate environment.

FUND NASDAQ SYMBOLS
A Shares	CVSIX
C Shares	CVSCX
I Shares	CMNIX

FUND CUSIP NUMBERS
A Shares	128119203
C Shares	128119849
I Shares	128119880

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2018, the Fund returned 2.60% (Class A shares at net asset value) versus a -2.02% loss for the Bloomberg Barclays U.S. Government/Credit Bond Index and a 0.66% increase for the Citigroup 30-Day U.S. Treasury Bill Index.

For both the 5-year and 10-year periods ended April 30, 2018, the Fund’s A shares return ranked in the 13th percentile and 23rd percentile, respectively, in the Morningstar Market Neutral category peer group.* Launched more than 25 years ago, the strategy is one of the first liquid alternative mutual funds and blends two main strategies, convertible arbitrage and covered call writing. In addition to offering an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, especially versus fixed income securities.

Both strategies utilized in the Fund, convertible arbitrage and covered call writing, contributed positively to performance during a period that included rising interest rates. Since its inception on September 4, 1990, the Fund gained 6.30% on an annualized basis (Class A Shares at net asset value). For the same period, the Bloomberg Barclays U.S. Government/Credit Bond Index gained 5.98%, while the Citigroup 30-Day U.S. Treasury Bill Index returned 2.52%.

What factors influenced performance during the reporting period?

The first half of the six-month reporting period saw strong equity market performance, as investors cheered robust corporate earnings and the successful passing of corporate and individual tax reform. The U.S. markets were also supported by an uneventful Fed Chairman transfer, a quickly resolved government shut down, the lowest level of unemployment filings in 45 years, and consumer confidence at a 17-year high. The latter half of the reporting period, however, saw increased market volatility as investors acted on concerns about rising inflation and President Trump’s proposed tariffs on steel and aluminum. The S&P 500 Index corrected 10% in the January and February period, bounced back 8%, only to experience another 5% decline. A similar performance pattern occurred with the ICE BofAML All U.S. Convertibles Index, which fell 6.2%, rebounded nearly 8%, and then again fell approximately 3%. This environment was conducive to both the convertible arbitrage and covered call writing facets of the Market Neutral Income Fund as the market environment provided opportunities to “monetize volatility” through frequent rebalancing of our option and convertible arbitrage hedges.

The CBOE Volatility Index (VIX) also shot up from a low of 9 in January to 37 in February, which caused some high-profile collapses of inverse VIX products. The VIX finished the period at 15.93. Elevated option skew** declined during the period. The Credit Suisse “Fear Barometer” Index, an index that compares the relative value of calls versus puts, finished the reporting period at 26.59. While this was lower than the

*	Data is as of 4/30/18. Morningstar category percentile ranking is based on annualized total return for the 5-year and 10-year periods. Calamos Market Neutral Income Fund Class A Shares were in the 15th, 15th, 13th, and 23rd percentiles of 146, 118, 78 and 30 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Market Neutral category.

**	Skew describes asymmetry from the normal distribution in a set of statistical data.

52	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

33.07 level at the beginning of the quarter, it was above the 20.49 historical average of the index and indicated that calls are relatively inexpensive compared to puts. The option skew presented opportunity to effectively use call and put spreads.

The Federal Reserve hiked its Fed Funds rate by 25 basis points twice during the period to 1.75%. This was supportive to the interest earned on our convertible arbitrage short equity positions. At the same time, rising interest rates presented a challenge to convertible bond arbitrage, as the bond-value portion of the convertible declined. The 3-year treasury yield increased from 1.73% to 2.37%, while the 5-year Treasury yield moved from 2.01% to 2.55%. The 10-year U.S. Treasury yield increased from 2.38% to 2.97% and briefly traded above 3% for the first time since January 2014. While high yield credit spreads narrowed 21 basis points during the period to 387 basis points above Treasuries (JPMorgan),† the narrower spreads were not enough to offset the impact from rising interest rates.

How is the Fund positioned?

At the end of the reporting period, the Fund had a roughly equal allocation between the convertible arbitrage (48.0%) and covered call writing (52.0%) strategies. Our outlook projects similar though complementary risk-adjusted returns for both strategies going forward. Within convertible arbitrage, robust new convertible issuance has provided opportunities to invest in many of these new convertibles with favorable terms and valuations.

With regard to our call positioning, skew in the options market presented an attractive opportunity to utilize call and put spreads, which had a positive impact on the portfolio’s risk/reward. By using slightly closer-to-the-money calls, buying out-of-the-money calls, and adding near-the-money put spreads, we are able to construct a potentially more effective hedge that still has a delta (equity sensitivity) and profile similar to that of our historical baseline positioning. More recently, however, higher volatility and flatter option skew has made our typical baseline positioning begin to look more appealing. As such, we began to marginally shift back to our baseline trade towards the end of the reporting period. We continue to monitor the options market for the best opportunities available and will actively adjust our positioning as conditions warrant.

What closing thoughts do you have for Fund shareholders?

The increase in market volatility has provided welcome opportunities to generate trading profits as we rebalance the hedges in both convertible arbitrage and covered call writing. We continue to expect heightened volatility coming from a variety of sources going forward. Investor speculation over when and how quickly the world’s central banks will join the U.S. Federal Reserve in raising short-term interest rates and unwinding quantitative easing will lead to volatility in both the equity and fixed income markets. The President’s recent focus on balancing trade through tariffs will also stoke volatility as investors attempt to determine the magnitude and retaliatory extent of impending tariffs. Geopolitical events surrounding Syria, ISIS and North Korea also have the potential to disrupt the market. As we continue to expect volatility in the equity and credit markets, we remain enthusiastic about this environment being favorable to the Market Neutral Income Fund. The Fund derives benefits from “volatility in volatility,” whether from the rebalancing opportunities that higher volatility provides to convertible arbitrage or the potential to receive higher call premiums in the covered call allocation.

†	Source: JPMorgan High-Yield Monitor as of 5/1/18.

SECTOR WEIGHTINGS
Information Technology	33.9%
Health Care	14.8
Consumer Discretionary	12.3
Financials	9.5
Industrials	6.9
Energy	4.2
Consumer Staples	3.9
Other	3.4
Telecommunication Services	3.2
Real Estate	2.6
Materials	2.4
Utilities	2.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	53

Calamos Market Neutral Income Fund

After a prolonged period of historically low interest rates, the Fed has been raising short-term rates and has begun quantitative tightening. The interest rate environment is likely to be volatile amid speculation over the direction and magnitude of interest rates, although accommodative monetary policies from other global central banks may prevent soaring U.S. interest rates. When used within a fixed income allocation, the Market Neutral Income Fund has historically provided bond-like returns with bond-like risk without having bond-like interest rate sensitivity. Additionally, as the Fund has lower correlations to other asset classes, portfolios may benefit as the Fund can provide stability in a market environment that turns increasingly volatile.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 4/30/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 2.25%*. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

*	Prior to 2/28/17, the Fund had a maximum front-end sales charge of 4.75%.

54	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/18

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/4/90
Without Sales Charge	2.60%	4.41%	3.53%	3.29%
With Sales Charge	0.28	2.09	2.53	2.79
Class C Shares – Inception 2/16/00
Without Sales Charge	2.23	3.63	2.76	2.52
With Sales Charge	1.23	2.63	2.76	2.52
Class I Shares – Inception 5/10/00	2.76	4.65	3.80	3.55

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/01/18, the Fund’s gross expense ratio for Class A shares is 1.28%; C shares is 2.03% and Class I shares is 1.02%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

The ICE BofAML All U.S. Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The CBOE Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

Morningstar Market Neutral Category represent funds that attempt to eliminate the risks of the market by holding 50% of assets in long positions in stocks and 50% of assets in short positions.

The S&P 500 Volatility Index or VIX (based on its CBOE ticker symbol) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options.

The Credit Suisse Fear Barometer essentially tracks the willingness of investors to pay up for downside protection with collar trades on the S&P 500 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com	55

Calamos Hedged Equity Income Fund

OVERVIEW

The fund is an alternative strategy that invests in equities and sells options with the aim of achieving the total return of equity markets with lower volatility. It utilizes a covered call strategy, which involves investing in a diversified portfolio of equities while using options to generate income and manage risk.

KEY FEATURES

◾	Draws upon almost a decade of experience in covered call writing and two decades of equity investing

◾	Option-based risk-management strategy attempts to lower the volatility of equity investments

◾	An alternative approach potentially provides upside participation in equity markets while limiting downside exposure

PORTFOLIO FIT

The fund provides an alternative strategy that can generate income and provide equity exposure with potentially lower volatility than equities.

FUND NASDAQ SYMBOLS
A Shares	CAHEX
C Shares	CCHEX
I Shares	CIHEX

FUND CUSIP NUMBERS
A Shares	128120698
C Shares	128120680
I Shares	128120672

CALAMOS HEDGED EQUITY INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2018, Calamos Hedged Equity Income Fund gained 5.00% (Class A shares at net asset value) versus the S&P 500 Index gain of 3.82% and the Bloomberg Barclays U.S. Aggregate Bond Index decline of -1.87%. Since its inception on December 31, 2014, the Fund gained 5.14% on an annualized basis (Class A shares at net asset value), versus 10.09% for the S&P 500 Index and 1.34% for the Bloomberg Barclays U.S. Aggregate Bond Index.

In this strategy, we utilize covered call writing in which we sell call options for income and buy a basket of equities that represents the broad stock market. The selling prices of call options tend to be higher when volatility is higher.

What factors influenced performance during the reporting period?

The six-month period was marked by two halves. The first half saw strong equity markets respond favorably to robust corporate earnings, rising consumer confidence, and the successful passage of tax reform. The second half witnessed sharp volatility as investors acted on concerns regarding increasing inflation and President Trump’s proposed aluminum and steel tariffs. The S&P 500 Index saw a 10% decline in the January/February period followed by an 8% bounce back before declining another 5%. This environment provided favorable opportunities to monetize volatility, so we rebalanced our option hedges, improved the risk-reward positioning, and locked in profits.

The CBOE Volatility Index (VIX) increased from 10.18 at the beginning of the period to a high of 37.32 on February 5, then finishing the period at 15.93. Elevated option skew* declined during the period. The Credit Suisse “Fear Barometer” Index, an index that compares the relative value of calls versus puts, finished the reporting period at 26.59. While this was lower than the 33.07 level at the beginning of the quarter, the CSFB was above the 20.49 historical average of the index indicated that calls are relatively inexpensive when compared to puts. The option skew presented opportunity to effectively use call and put spreads.

How is the Fund positioned?

Option Positioning. The recent skew in the options market presented an attractive opportunity to utilize call and put spreads, which had a positive impact on the portfolio’s risk/reward. Our call spread positioning involved writing closer-to-the-money calls while at the same time purchasing out-of-the-money calls. In addition to buying protective puts, we also used put spreads to improve the downside protection. We have frequently adjusted the call and put quantities to maintain a balanced risk/reward. This positioning provided additional protection over and above our typical 40-50% put notional minimum while adding upside participation potential. The trade-off was a reduction in the income we received, but given the low volatility and high skew in the options market, we felt this trade-off was warranted and opportunistic for the Fund.

More recently, higher volatility and flatter option skew has made our typical baseline trade look more appealing. As such, we marginally shifted back to our baseline trade

*	Skew describes asymmetry from the normal distribution in a set of statistical data.

56	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Hedged Equity Income Fund

toward the end of the reporting period. We used the early March rally to replace some of our put hedge and still found put spreads to be attractive during this move. At the end of the period, our call positioning included a call write of 60% and a gross long call of 95%. Gross long calls were higher than typical because the Fund owned a number of calls that had become deep out of the money (OTM). Rather than sell those for pennies on the dollar, we believed the better course was to hold them. The Fund’s net put protection at the end of the period was 59%, with an average strike of 2,509 (5% OTM). We also partially protected an additional 39%+ through put spreads.

Sector Positioning. At the end of the reporting period and relative to the S&P 500 Index, the equity basket was slightly overweight to the consumer discretionary and information technology sectors. The portfolio had slight underweight positions to the materials, financials, consumer staples, real estate and materials sectors.

Market Cap Positioning. Relative to the S&P 500 Index, the portfolio maintained a heavier relative weight to larger capitalization (>$25b) holdings and a lighter weight to small and mid-capitalization ($1b to $25b) names.

What closing thoughts do you have for Fund shareholders?

The increase in market volatility has provided welcome opportunities to generate trading profits as we rebalance option hedges with the market’s ebbs and flows. We continue to expect heightened volatility coming from a variety of sources going forward. Geopolitical events surrounding Syria, ISIS and North Korea also have the potential to disrupt the market. The President’s recent focus on balancing trade through tariffs will also stoke volatility as investors attempt to determine the magnitude and retaliation of impending tariffs. Investor speculation over when and how quickly the world’s central banks will join the U.S. Federal Reserve in raising short-term interest rates may also lead to heightened volatility. As we continue to expect volatility in the equity markets, we are enthusiastic about this environment favoring our current positioning in Hedged Equity Income Fund. Should the equity markets continue to advance, the Fund is poised to participate in a portion of its upside while also providing an enhanced income stream from the equity dividends. Conversely, should the markets retreat, the dividend income stream and the put protection used in the Fund may serve to provide a measure of downside protection.

SECTOR WEIGHTINGS
Information Technology	24.8%
Consumer Discretionary	14.0
Health Care	14.0
Financials	13.6
Industrials	9.4
Consumer Staples	6.4
Energy	6.3
Other	3.6
Utilities	2.6
Real Estate	2.5
Materials	2.3
Telecommunication Services	2.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

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Calamos Hedged Equity Income Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/14) THROUGH 4/30/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/18

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	5.00%	8.12%	5.14%
With Sales Charge	0.03	2.94	3.61
Class C Shares – Inception 12/31/2014
Without Sales Charge	4.64	7.41	4.38
With Sales Charge	3.64	6.41	4.38
Class I Shares – Inception 12/31/2014	5.17	8.50	5.43

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/01/18, the Fund’s gross expense ratio for Class A shares is 2.15%; Class C is 3.04% and Class I is 2.07%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through March 1, 2020 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.25%, 2.00%, 1.00% of average net assets, respectively. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The CBOE Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Credit Suisse Fear Barometer essentially tracks the willingness of investors to pay up for downside protection with collar trades on the S&P 500 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

58	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

CALAMOS PHINEUS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

What is the essence of the investment approach?

Through a global long/short structure, the Fund invests in publicly listed equity securities. Components of the strategy include:

A fundamental global approach that blends top-down and bottom-up considerations. Company analysis is integrated with industry, thematic and macro research.

An inclusive framework for identifying potential returns and associated risks. The framework accounts for company, industry, style, country and market factors.

Flexible capital allocation allowing for all investment styles, market caps and geographic regions. The investment universe is global, liquid and scalable. Exposure levels and investment styles depend upon market conditions and the economic cycle.

How has the Fund performed?

For the six-month period, ended April 30, 2018, Calamos Phineus Long/Short Fund increased 4.42% (Class A shares at net asset value). The MSCI World Index rose 3.68% and the S&P 500 Index rose 3.82% over the same period.

In the U.S., economic activity remains healthy and fiscal stimulus seems to have minimized the risk of a recession in 2018. Corporate earnings reports have been generally supportive. Key early warning indicators for the economy continue to paint a benign picture. Consumer confidence is elevated, jobless claims remain low and job openings are the highest on record. House prices continue to edge higher, while building permits for new homes are rising. Business investment intentions are also strong.

Since its inception on May 1, 2002, the Fund has returned 11.28% on an annualized basis (Class A shares at net asset value) and, therefore, markedly outperformed both the MSCI World and S&P 500 Indexes, which returned 7.53% and 7.90%, respectively, over the same period.

What contributed to performance over the six-month period under review?

The largest contributors arose from long investments in the information technology and consumer discretionary sectors, while long exposure in consumer staples and a short position hedge on the SPDR S&P 500 ETF Trust hindered performance. Notable contributors during the period included long positions in Netflix Inc. 0.9% sold 2/26/18 and Canada Goose Holdings 0.6% sold 12/21/17 (Consumer Discretionary), Zendesk, Inc. 0.4%* and Gemalto N.V. 1.3% sold 12/11/17 (Information Technology). Detractors included a long position in Consumer Staples SPDR (consumer staples) and a short position on the SPDR S&P 500 ETF 18.1%* (General Market Hedge), as well as long positions in Radian Group, Inc. 0.7%* (financials) and Facebook, Inc. 2.0%* (information technology).

*	% of Fund as of 4/30/18.

FUND OVERVIEW

The fund seeks strong risk-adjusted and absolute returns across the global equity universe. The fund uses a global long/short strategy to invest in publicly listed equity securities.

KEY FEATURES

◾	Fundamental global approach blends top-down and bottom-up considerations

◾	Flexible asset allocation allows for all investment styles, market caps and geographic regions depending on the market environment

◾	Comprehensive approach assesses stock, industry, style, country and market factors

◾	Knowledge-based industry concentration includes technology, communications, media, financials and health care

PORTFOLIO FIT

The fund seeks to provide strong risk-adjusted returns via an alternative solution that complements and diversifies a global or U.S. equity allocation.

FUND NASDAQ SYMBOLS
A Shares	CPLSX
C Shares	CPCLX
I Shares	CPLIX

FUND CUSIP NUMBERS
A Shares	128120656
C Shares	128120649
I Shares	128120631

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Calamos Phineus Long/Short Fund

SECTOR WEIGHTINGS
Financials	35.2%
Information Technology	11.5
Consumer Discretionary	10.9
Health Care	9.7
Industrials	7.5
Other	6.6
Energy	2.1
Real Estate	0.9
Consumer Staples	0.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How is the Fund positioned in the context of the global economic cycle?

The portfolio is positioned to benefit from a sustained reflation cycle through 2018 (in financials, select cyclicals, and growth-oriented technology names). Though cyclical momentum may peak later this year, we believe this positioning is correct for now given expectations for higher interest rates and continued economic strength in these areas. We envision a gradual leadership transition from higher-momentum cyclical growth to lower-risk, less-cyclical equity, but this transition will not proceed smoothly, as evidenced by increased equity market volatility. We expect U.S. equities to lead globally and are weighted accordingly. Given current valuations in European equity markets, we remain tactical and have reduced our exposure over the past year.

Our positions are primarily names where the valuation frameworks are clear, supported by healthy free cash flow and earnings potential in a sustained economic expansion. Our investment in airlines is an example of a cyclical industry where valuations are modest due to “end of cycle” fears but where sustained or improving economic conditions, increased business spending, and more discretionary consumer income could provide a longer-than-expected tailwind. In addition, we have made selective investments in the technology and consumer discretionary sectors. We have shifted away from momentum growth names whose valuations are stretched and reduced our exposure to technology in general. We have also reduced exposure to names with lower-quality earnings and higher debt levels, and are instead favoring companies with more stable growth.

The Fund maintains a small short hedge in certain large pharmaceutical companies, while we maintain long positions in more growth-oriented companies that are building product pipelines as opposed to increasing prices. With respect to equity flows, many investors’ new desire to participate in “risk-on” assets such as equities may finally be competing with the demand for yield.

We actively manage a hedge on both the S&P 500 and the NASDAQ Composite indices, and take these up or down on a tactical basis. We also use options to hedge risk using various strategies on ETFs and single names. Our hedging strategies were integral to the Fund’s positive returns in the quarter.

Outside the U.S., the Fund has decreased its net long position in Europe. We have exposure to some individual names based primarily on views that are company-specific or thematic, but the more general case for European equities that we saw in 2017 has largely played out. We will reassess individual European markets on an ongoing basis.

Our exposure to emerging market companies remains low based on our view that many of them require further deleveraging. China in particular is vulnerable to an ongoing deceleration of its growth outlook and we view this as a multi-year process. We believe the region is particularly susceptible as rising interest rates will be detrimental to refinancing.

What closing thoughts do you have for Fund shareholders?

While we expect the pace of global economic growth to climax by the middle of this year, we see little U.S. recession risk until 2020 or 2021. The sell-offs and higher volatility that we saw in Q1 of 2018 is not a replay of the deflation anxiety that became

60	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

so familiar post-2008. The investor dilemma centers on the challenge of trying to be more defensive in a market environment that will likely be hostile to bonds in the face of rising interest rates.

This conundrum is equally apparent as investor’s sense the turn against high-momentum technology stocks, effectively the longest duration assets within equities. Accordingly, it is not surprising that higher rates are leading to volatility among these leaders.

On the subject of trade and tariffs advanced by the Trump administration, we envision a long period of “conflictual re-negotiation” of U.S. trading relationships and of the U.S.-China relationship, in particular. We sense that China will agree to some compromise that will prevent escalation into an outright trade war.

A secondary goal of the administration is to address Europe’s huge trade surplus with the U.S. Investors should not focus on the details of the tariff squabbles, partly because the odds of an authentic trade war are low as both sides have vested interests that would be damaged.

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Calamos Phineus Long/Short Fund

ANNUALIZED RETURN: SINCE INCEPTION (5/1/02) THROUGH 4/30/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%. Had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: Morningstar, Inc.

The performance shown for periods prior to April 6, 2016 is the performance of a predecessor investment vehicle (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Fund on April 6, 2016, the date upon which the Fund commenced operations. On October 1, 2015, the parent company of Calamos Advisors, purchased Phineus Partners LP, the prior investment adviser to the Predecessor Fund (“Phineus”), and Calamos Advisors served as the Predecessor Fund’s investment adviser between October 1, 2015 until it was reorganized into the Fund. Phineus and Calamos Advisors managed the Predecessor Fund using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. Phineus and Calamos Advisors managed the Predecessor Fund in this manner either directly or indirectly by investing all of the Predecessor Fund’s assets in a master fund structure. The Predecessor Fund performance information has been adjusted to reflect Class A, Class C and Class I shares, expenses. However, the Predecessor Fund was not a registered mutual fund and thus was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

62	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/18

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/18

	6 MONTHS	1 YEAR	5 YEAR	10 YEARS
Class A Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	4.42%	7.11%	8.34%	9.15%
With Sales Charge	-0.51	2.02	7.30	8.62
Class C Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	4.05	6.32	7.53	8.35
With Sales Charge	3.05	5.32	7.53	8.35
Class I Shares (With Predecessor) – Inception 5/1/2002	4.48	7.34	8.60	9.43

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/01/18, the Fund’s gross expense ratio for Class A shares is 2.80%; Class C shares is 3.55% and Class I shares is 2.54%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until October 31, 2016. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 4/30/02 since data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

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Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2017 to April 30, 2018. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from November 1, 2017 to April 30, 2018, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from November 1, 2017 to April 30, 2018, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

64	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2017 and held through April 30, 2018.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES
CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$6.93	$10.76	$5.65
Actual – Ending Balance	$1,069.60	$1,066.00	$1,070.70

Hypothetical Expenses per $1,000*	$6.76	$10.49	$5.51
Hypothetical – Ending Value	$1,018.10	$1,014.38	$1,019.34

Annualized expense ratio	1.35%	2.10%	1.10%
CALAMOS OPPORTUNISTIC VALUE FUND
Actual Expenses per $1,000*	$5.80	$9.56	$4.54
Actual – Ending Balance	$1,032.40	$1,028.60	$1,033.90

Hypothetical Expenses per $1,000*	$5.76	$9.49	$4.51
Hypothetical – Ending Value	$1,019.09	$1,015.37	$1,020.33

Annualized expense ratio(1)	1.15%	1.90%	0.90%
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000*	$6.80	$10.56	$5.54
Actual – Ending Balance	$1,030.30	$1,027.40	$1,032.50

Hypothetical Expenses per $1,000*	$6.76	$10.49	$5.51
Hypothetical – Ending Value	$1,018.10	$1,014.38	$1,019.34

Annualized expense ratio(1)	1.35%	2.10%	1.10%
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$7.02	$10.76	$5.77
Actual – Ending Balance	$1,021.50	$1,017.80	$1,022.90

Hypothetical Expenses per $1,000*	$7.00	$10.74	$5.76
Hypothetical – Ending Value	$1,017.85	$1,014.13	$1,019.09

Annualized expense ratio(1)	1.40%	2.15%	1.15%
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$8.39	$12.14	$7.14
Actual – Ending Balance	$1,027.20	$1,023.50	$1,028.50

Hypothetical Expenses per $1,000*	$8.35	$12.08	$7.10
Hypothetical – Ending Value	$1,016.51	$1,012.79	$1,017.75

Annualized expense ratio	1.67%	2.42%	1.42%
CALAMOS EMERGING MARKET EQUITY FUND
Actual Expenses per $1,000*	$8.78	$12.51	$7.52
Actual – Ending Balance	$1,022.50	$1,018.30	$1,023.00

Hypothetical Expenses per $1,000*	$8.75	$12.47	$7.50
Hypothetical – Ending Value	$1,016.12	$1,012.40	$1,017.36

Annualized expense ratio(1)	1.75%	2.50%	1.50%
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$7.06	$10.82	$5.81
Actual – Ending Balance	$1,034.00	$1,030.50	$1,035.90

Hypothetical Expenses per $1,000*	$7.00	$10.74	$5.76
Hypothetical – Ending Value	$1,017.85	$1,014.13	$1,019.09

Annualized expense ratio(1)	1.40%	2.15%	1.15%
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.60	$9.36	$4.34
Actual – Ending Balance	$1,034.40	$1,030.60	$1,035.80

Hypothetical Expenses per $1,000*	$5.56	$9.30	$4.31
Hypothetical – Ending Value	$1,019.29	$1,015.57	$1,020.53

Annualized expense ratio	1.11%	1.86%	0.86%

*	Expenses for all Fund Classes A, C, and I are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(1)	Annualized Expense Ratios for Opportunistic Value Fund, Dividend Growth Fund, International Growth Fund, Emerging Markets Equity Fund, and Global Equity Fund are adjusted to reflect fee waiver.

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Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2017 and held through April 30, 2018.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES
CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$7.68	$11.42	$6.43
Actual – Ending Balance	$1,023.60	$1,019.40	$1,024.70

Hypothetical Expenses per $1,000*	$7.65	$11.38	$6.41
Hypothetical – Ending Value	$1,017.21	$1,013.49	$1,018.45

Annualized expense ratio	1.53%	2.28%	1.28%
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$5.93	$9.67	$4.67
Actual – Ending Balance	$1,025.40	$1,021.30	$1,026.60

Hypothetical Expenses per $1,000*	$5.91	$9.64	$4.66
Hypothetical – Ending Value	$1,018.94	$1,015.22	$1,020.18

Annualized expense ratio	1.18%	1.93%	0.93%
CALAMOS GLOBAL CONVERTIBLE FUND
Actual Expenses per $1,000*	$6.72	$10.46	$5.47
Actual – Ending Balance	$1,021.30	$1,018.00	$1,023.50

Hypothetical Expenses per $1,000*	$6.71	$10.44	$5.46
Hypothetical – Ending Value	$1,018.15	$1,014.43	$1,019.39

Annualized expense ratio(1)	1.34%	2.09%	1.09%
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.41	$8.08	$3.19
Actual – Ending Balance	$977.60	$974.90	$979.80

Hypothetical Expenses per $1,000*	$4.51	$8.25	$3.26
Hypothetical – Ending Value	$1,020.33	$1,016.61	$1,021.57

Annualized expense ratio(1)	0.90%	1.65%	0.65%
CALAMOS HIGH INCOME OPPORTUNITIES FUND
Actual Expenses per $1,000*	$4.94	$8.64	$3.71
Actual – Ending Balance	$993.30	$991.10	$995.60

Hypothetical Expenses per $1,000*	$5.01	$8.75	$3.76
Hypothetical – Ending Value	$1,019.84	$1,016.12	$1,021.08

Annualized expense ratio(1)	1.00%	1.75%	0.75%
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$6.33	$10.08	$5.08
Actual – Ending Balance	$1,026.00	$1,022.30	$1,027.60

Hypothetical Expenses per $1,000*	$6.31	$10.04	$5.06
Hypothetical – Ending Value	$1,018.55	$1,014.83	$1,019.79

Annualized expense ratio(2)	1.26%	2.01%	1.01%
CALAMOS HEDGED EQUITY INCOME FUND
Actual Expenses per $1,000*	$6.35	$10.15	$5.09
Actual – Ending Balance	$1,050.00	$1,046.40	$1,051.70

Hypothetical Expenses per $1,000*	$6.26	$9.99	$5.01
Hypothetical – Ending Value	$1,018.60	$1,014.88	$1,019.84

Annualized expense ratio(1)	1.25%	2.00%	1.00%
CALAMOS PHINEUS LONG/SHORT FUND
Actual Expenses per $1,000*	$12.22	$15.99	$10.65
Actual – Ending Balance	$1,044.20	$1,040.50	$1,044.80

Hypothetical Expenses per $1,000*	$12.03	$15.74	$10.49
Hypothetical – Ending Value	$1,012.84	$1,009.12	$1,014.38

Annualized expense ratio(2)	2.41%	3.16%	2.10%

*	Expenses for all Fund Classes A, C, and I are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(1)	Annualized Expense Ratios for Global Convertible Fund, Total Return Bond Fund, High Income Opportunities Fund, and Hedged Equity Income Fund are adjusted to reflect fee waiver.

(2)	Includes 0.19% and 0.71% related to dividend expense on short positions for Market Neutral Income Fund and Phineus Long/Short Fund, respectively.

66	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Growth Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (97.6%)
		Consumer Discretionary (19.2%)
82,000	EUR	Adidas, AG	$20,153,088
356,000		Adtalem Global Education, Inc.#	16,945,600
35,300		Amazon.com, Inc.#	55,284,389
9,700		Booking Holdings, Inc.#	21,126,600
256,500		CarMax, Inc.#^	16,031,250
582,400		Comcast Corp. - Class A~	18,281,536
92,100		Home Depot, Inc.	17,020,080
108,500		Lowe’s Companies, Inc.	8,943,655
104,500		McDonald’s Corp.	17,497,480
652,200		MGM Resorts International	20,492,124
75,200		Mohawk Industries, Inc.#	15,782,976
46,500		Netflix, Inc.#	14,529,390
297,000		Starbucks Corp.	17,098,290
36,400		Tesla, Inc.#^	10,697,960
93,000		Ulta Salon Cosmetics & Fragrance, Inc.#	23,334,630
121,900		Walt Disney Company	12,230,227

			305,449,275

		Consumer Staples (3.3%)
72,000		Constellation Brands, Inc. - Class A	16,785,360
327,600		Monster Beverage Corp.#	18,018,000
216,500		Philip Morris International, Inc.	17,753,000

			52,556,360

		Energy (2.0%)
356,500		Halliburton Company	18,890,935
199,900		Schlumberger, Ltd.	13,705,144

			32,596,079

		Financials (13.4%)
90,000		Affiliated Managers Group, Inc.	14,837,400
341,500		American International Group, Inc.	19,124,000
151,900		CBOE Global Markets, Inc.	16,219,882
323,500		E*TRADE Financial Corp.#	19,629,980
208,000		First Republic Bank^	19,316,960
97,000		Goldman Sachs Group, Inc.	23,118,010
400,500		Intercontinental Exchange, Inc.~	29,020,230
228,000		Marsh & McLennan Companies, Inc.	18,582,000
1,301,300		Radian Group, Inc.	18,608,590
1,576,000		SLM Corp.#	18,092,480
306,500		Zions Bancorporation	16,780,875

			213,330,407

		Health Care (11.7%)
250,500		AbbVie, Inc.	24,185,775
205,500		Alexion Pharmaceuticals, Inc.#	24,172,965
501,000		Baxter International, Inc.	34,819,500

NUMBER OF SHARES		VALUE
56,500	Humana, Inc.	$16,621,170
255,000	Johnson & Johnson~	32,254,950
160,000	Laboratory Corp. of America Holdings#	27,320,000
117,500	UnitedHealth Group, Inc.	27,777,000

		187,151,360

	Industrials (10.2%)
228,000	Air Lease Corp.	9,505,320
593,000	Delta Air Lines, Inc.~	30,966,460
259,000	Emerson Electric Company	17,200,190
88,800	Harris Corp.	13,890,096
116,200	Raytheon Company	23,814,028
246,500	TransUnion#~	16,000,315
128,200	Union Pacific Corp.	17,131,366
265,000	United Continental Holdings, Inc.#	17,898,100
229,000	Waste Connections, Inc.	16,556,700

		162,962,575

	Information Technology (35.3%)
79,000	Alphabet, Inc. - Class A#	80,467,820
496,200	Apple, Inc.~	82,002,012
503,500	Applied Materials, Inc.	25,008,845
66,500	Broadcom, Inc.	15,256,430
175,500	Ellie Mae, Inc.#^	17,000,685
491,500	Facebook, Inc. - Class A#	84,538,000
202,500	Fidelity National Information Services, Inc.	19,231,425
254,000	First Solar, Inc.#	18,011,140
127,000	Microchip Technology, Inc.^	10,624,820
663,900	Microsoft Corp.~	62,087,928
144,500	NCR Corp.#~	4,446,265
176,800	Oracle Corp.	8,074,456
93,500	Paycom Software, Inc.#^	10,678,635
209,400	RealPage, Inc.#	11,202,900
138,500	Salesforce.com, Inc.#	16,757,115
219,100	Total System Services, Inc.~	18,417,546
273,000	Visa, Inc. - Class A^~	34,638,240
132,500	Workday, Inc. - Class A#^~	16,541,300
185,000	Xilinx, Inc.	11,884,400
320,500	Zendesk, Inc.#~	15,624,375

		562,494,337

	Materials (2.5%)
68,200	Air Products & Chemicals, Inc.	11,068,178
273,900	DowDuPont, Inc.	17,321,436
29,000	Sherwin-Williams Company	10,662,140

		39,051,754

	TOTAL COMMON STOCKS (Cost $1,177,194,118)	1,555,592,147

See accompanying Notes to Schedule of Investments	www.calamos.com	67

Growth Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.0%)#
	Health Care (0.0%)
1,750 175,000	Celgene Corp. Call, 05/04/18, Strike $90.00	$196,875

	Information Technology (0.0%)
240 24,000	Alphabet, Inc. Put, 05/18/18, Strike $1,000.00	273,600
415 41,500	Apple, Inc. Put, 05/04/18, Strike $160.00	77,813

		351,413

	TOTAL PURCHASED OPTIONS (Cost $1,036,848)	548,288

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (1.4%)
11,156,618	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	11,159,965
11,141,782	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	11,141,782

	TOTAL SHORT TERM INVESTMENTS (Cost $22,301,747)	22,301,747

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.6%)
12,335,339	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***†	12,335,339
12,477,494	State Street Navigator Securities Lending Government Money Market Portfolio†	12,477,494

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $24,812,833)	24,812,833

TOTAL INVESTMENTS (100.6%) (Cost $1,225,345,546)		1,603,255,015

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.6%)		(24,812,833)

OTHER ASSETS, LESS LIABILITIES (1.0%)		14,898,749

NET ASSETS (100.0%)		$1,593,340,931

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (0.0%)#
	Financials (0.0%)
770 77,000	CBOE Global Markets, Inc. Put, 05/18/18, Strike $105.00	$(152,075)

	Information Technology (0.0%)
240 24,000	Alphabet, Inc. Put, 05/18/18, Strike $950.00	(55,200)
185 18,500	Apple, Inc. Call, 05/04/18, Strike $165.00	(77,700)
385 38,500	Ellie Mae, Inc. Put, 05/18/18, Strike $90.00	(19,250)
1,767 176,700	Oracle Corp. Put, 06/15/18, Strike $45.00	(159,914)

		(312,064)

	Materials (0.0%)
170 17,000	Sherwin-Williams Company Put, 05/04/18, Strike $372.50	(107,950)

	TOTAL WRITTEN OPTIONS (Premium $735,729)	$(572,089)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $18,107,320.

***	The rate disclosed is the 7 day net yield as of April 30, 2018.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2018.

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

68	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Opportunistic Value Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (98.2%)
	Consumer Discretionary (8.9%)
390	Amazon.com, Inc.#	$610,791
2,510	AMC Networks, Inc. - Class A#^	130,520
1,800	Best Buy Company, Inc.	137,754
85	Booking Holdings, Inc.#	185,130
1,000	Burlington Stores, Inc.#	135,850
2,450	Carnival Corp.	154,497
1,580	Carter’s, Inc.	158,506
4,400	Comcast Corp. - Class A	138,116
4,100	Gap, Inc.	119,884
3,725	General Motors Company, Inc.	136,856
3,000	Hilton Grand Vacations, Inc.#	129,000
1,475	Home Depot, Inc.	272,580
1,915	Las Vegas Sands Corp.	140,427
900	Lear Corp.	168,273
5,000	Macy’s, Inc.	155,350
1,410	Marriott International, Inc. - Class A	192,719
6,850	PulteGroup, Inc.	207,966
1,260	Royal Caribbean Cruises, Ltd.	136,319
4,515	Service Corp. International	164,843
3,320	ServiceMaster Global Holdings, Inc.#	167,992
2,240	Target Corp.	162,624
2,990	Time Warner, Inc.	283,452
1,690	Walt Disney Company	169,558
1,660	Wyndham Worldwide Corp.	189,588

		4,448,595

	Consumer Staples (4.3%)
3,550	Brown-Forman Corp. - Class B	198,942
3,200	Church & Dwight Company, Inc.	147,840
4,215	ConAgra Brands, Inc.	156,250
765	Constellation Brands, Inc. - Class A	178,344
2,900	Energizer Holdings, Inc.^	166,344
1,280	Estee Lauder Companies, Inc. - Class A	189,555
1,220	JM Smucker Company	139,178
2,365	Kellogg Company^	139,299
5,790	Kroger Company	145,850
3,015	Lamb Weston Holdings, Inc.	196,940
1,400	McCormick & Company Inc/MD^	147,574
5,300	US Foods Holding Corp.#	181,154
2,070	Walmart, Inc.	183,112

		2,170,382

	Energy (12.0%)
3,950	Anadarko Petroleum Corp.	265,914
8,500	Centennial Resource Development Inc/DE#	157,250
5,070	CenterPoint Energy, Inc.	128,423

NUMBER OF SHARES		VALUE
3,690	Cheniere Energy, Inc.#	$214,610
4,380	Chevron Corp.	547,982
2,020	Cimarex Energy Company	203,192
970	Concho Resources, Inc.#^	152,494
5,560	ConocoPhillips	364,180
2,400	Continental Resources, Inc.#^	158,544
1,625	Diamondback Energy, Inc.#	208,731
3,670	EOG Resources, Inc.	433,684
10,150	Extraction Oil & Gas, Inc.#^	143,318
9,560	Exxon Mobil Corp.	743,290
4,510	Halliburton Company	238,985
2,600	HollyFrontier Corp.	157,794
13,675	Laredo Petroleum, Inc.#^	150,425
3,810	Marathon Petroleum Corp.	285,407
4,675	Newfield Exploration Company#	139,315
4,680	Occidental Petroleum Corp.	361,577
4,500	PBF Energy, Inc. - Class A	172,485
2,945	Schlumberger, Ltd.	201,909
3,850	Valero Energy Corp.	427,080
4,550	Whiting Petroleum Corp.#	185,731

		6,042,320

	Financials (28.7%)
865	Affiliated Managers Group, Inc.	142,604
2,545	Allstate Corp.	248,952
4,400	American Express Company	434,500
1,680	American Financial Group, Inc.	190,210
1,380	Ameriprise Financial, Inc.	193,490
6,325	Associated Banc-Corp	167,296
42,570	Bank of America Corp.	1,273,694
3,900	Bank of New York Mellon Corp.	212,589
3,220	BB&T Corp.	170,016
7,595	Berkshire Hathaway, Inc. - Class B#	1,471,379
530	BlackRock, Inc.	276,395
3,385	Capital One Financial Corp.	306,749
10,170	Citigroup, Inc.	694,306
4,530	Citizens Financial Group, Inc.	187,950
1,430	CME Group, Inc.	225,482
2,085	Comerica, Inc.	197,199
2,350	Commerce Bancshares, Inc.	149,272
565	Credit Acceptance Corp.#^	186,925
5,875	E*TRADE Financial Corp.#	356,495
1,110	Goldman Sachs Group, Inc.	264,546
1,570	Jones Lang LaSalle, Inc.	266,131
13,795	JPMorgan Chase & Company	1,500,620
7,920	KeyCorp	157,766
3,550	Lazard, Ltd. - Class A	193,191
4,100	Legg Mason, Inc.	162,770

See accompanying Notes to Schedule of Investments	www.calamos.com	69

Opportunistic Value Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES		VALUE
3,000	LPL Financial Holdings, Inc.	$181,710
830	M&T Bank Corp.	151,284
6,210	Morgan Stanley	320,560
1,325	MSCI, Inc. - Class A	198,525
1,400	Northern Trust Corp.	149,450
2,420	PNC Financial Services Group, Inc.	352,376
4,890	Progressive Corp.	294,818
1,950	Prudential Financial, Inc.	207,324
13,700	Regions Financial Corp.	256,190
1,120	Reinsurance Group of America, Inc.	167,328
1,180	S&P Global, Inc.	222,548
2,150	SEI Investments Company	135,945
1,050	Signature Bank#	133,508
1,670	State Street Corp.	166,633
2,670	SunTrust Banks, Inc.	178,356
825	SVB Financial Group#	247,178
4,030	Synovus Financial Corp.	210,648
2,215	Torchmark Corp.	192,129
4,260	Unum Group	206,099
3,780	US Bancorp	190,701
2,350	Webster Financial Corp.	141,446
6,465	Wells Fargo & Company	335,921
2,570	Zions Bancorporation	140,708

		14,411,912

	Health Care (11.0%)
6,630	Abbott Laboratories	385,402
3,525	AbbVie, Inc.	340,339
920	Allergan, PLC	141,358
755	Anthem, Inc.	178,172
2,515	Baxter International, Inc.	174,792
520	Biogen, Inc.#	142,272
2,050	Centene Corp.#	222,589
1,140	Cigna Corp.	195,875
2,500	Danaher Corp.	250,800
720	Humana, Inc.	211,810
350	Intuitive Surgical, Inc.#	154,273
7,595	Johnson & Johnson	960,692
1,200	Laboratory Corp. of America Holdings#	204,900
2,955	Merck & Company, Inc.	173,961
20,715	Pfizer, Inc.	758,376
1,090	Thermo Fisher Scientific, Inc.	229,281
1,260	UnitedHealth Group, Inc.	297,864
925	Waters Corp.#	174,279
750	WellCare Health Plans, Inc.#	153,870
2,200	Zoetis, Inc.	183,656

		5,534,561

NUMBER OF SHARES		VALUE

	Industrials (9.8%)
3,645	Allison Transmission Holdings, Inc.	$142,119
2,435	Ametek, Inc.	169,963
2,410	Armstrong World Industries, Inc.#	134,960
1,201	Boeing Company	400,606
2,600	BWX Technologies, Inc.	176,280
965	Caterpillar, Inc.	139,307
1,700	Crane Company	142,188
995	Cummins, Inc.	159,061
785	FedEx Corp.	194,052
2,165	Fortive Corp.	152,221
3,735	Graco, Inc.	164,303
725	Huntington Ingalls Industries, Inc.	176,327
1,400	IDEX Corp.	187,124
990	Illinois Tool Works, Inc.	140,600
3,245	KAR Auction Services, Inc.	168,708
870	Lennox International, Inc.	168,232
1,450	Norfolk Southern Corp.	208,031
1,845	Oshkosh Corp.	133,135
1,765	Owens Corning	115,590
1,025	Parker-Hannifin Corp.	168,735
2,500	Robert Half International, Inc.	151,875
1,055	Rockwell Automation, Inc.	173,579
610	Roper Industries, Inc.	161,156
2,300	TransUnion#	149,293
1,750	Union Pacific Corp.	233,852
840	United Rentals, Inc.#	126,000
1,670	United Technologies Corp.	200,650
1,085	WABCO Holdings, Inc.#	139,954
590	WW Grainger, Inc.	165,997

		4,943,898

	Information Technology (15.2%)
1,300	Accenture, PLC - Class A	196,560
780	Adobe Systems, Inc.#	172,848
490	Alphabet, Inc. - Class A#	499,104
1,850	Analog Devices, Inc.	161,597
3,060	Apple, Inc.	505,696
2,700	Applied Materials, Inc.	134,109
630	Broadcom, Inc.	144,535
1,755	Broadridge Financial Solutions, Inc.	188,154
13,715	Cisco Systems, Inc.	607,437
1,520	DXC Technology Company	156,651
4,540	eBay, Inc.#	171,975
1,100	F5 Networks, Inc.#	179,399
1,575	Facebook, Inc. - Class A#	270,900
2,670	Fiserv, Inc.#	189,196
800	FleetCor Technologies, Inc.#	165,824

70	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Opportunistic Value Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES		VALUE
14,320	Intel Corp.	$739,198
2,110	MasterCard, Inc. - Class A	376,150
8,475	Microsoft Corp.	792,582
3,025	NetApp, Inc.	201,404
650	NVIDIA Corp.	146,185
8,075	Oracle Corp.	368,785
2,070	Synopsys, Inc.#	177,006
2,290	Texas Instruments, Inc.	232,275
3,710	Trimble, Inc.#	128,366
4,375	Visa, Inc. - Class A	555,100
1,245	VMware, Inc. - Class A#	165,909

		7,626,945

	Materials (3.8%)
1,650	Avery Dennison Corp.	172,936
1,725	Celanese Corp. - Class A	187,456
3,872	CF Industries Holdings, Inc.	150,234
3,180	Chemours Company	153,944
1,650	Eastman Chemical Company	168,432
7,190	Freeport-McMoRan, Inc.	109,360
5,690	Huntsman Corp.	169,391
1,520	LyondellBasell Industries, NV - Class A	160,710
415	Sherwin-Williams Company	152,579
2,750	Southern Copper Corp.^	145,227
3,400	Steel Dynamics, Inc.	152,354
5,725	United States Steel Corp.	193,677

		1,916,300

	Real Estate (1.2%)
6,275	CBRE Group, Inc. - Class A#	284,320
5,400	CubeSmart	158,976
1,970	Extra Space Storage, Inc.	176,493

		619,789

	Telecommunication Services (1.8%)
7,000	AT&T, Inc.	228,900
2,400	T-Mobile USA, Inc.#	145,224
5,300	Telephone & Data Systems, Inc.	144,849
8,040	Verizon Communications, Inc.	396,774

		915,747

	Utilities (1.5%)
1,275	DTE Energy Company	134,385
3,950	Exelon Corp.	156,736
4,630	FirstEnergy Corp.	159,272
800	NextEra Energy, Inc.	131,128

NUMBER OF SHARES		VALUE
5,330	NRG Energy, Inc.	$165,230

		746,751

	TOTAL COMMON STOCKS (Cost $44,691,945)	49,377,200

EXCHANGE-TRADED FUND (0.5%)
	Other (0.5%)
1,320	iShares Russell 2000 Growth ETF^ (Cost $247,816)	252,107

SHORT TERM INVESTMENTS (1.0%)
237,998	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	238,070
240,658	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	240,658

	TOTAL SHORT TERM INVESTMENTS (Cost $478,728)	478,728

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.7%)
1,348,283	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $1,348,283)	1,348,283

TOTAL INVESTMENTS (102.4%) (Cost $46,766,772)		51,456,318

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.7%)		(1,348,283)

OTHER ASSETS, LESS LIABILITIES (0.3%)		153,638

NET ASSETS (100.0%)		$50,261,673

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of April 30, 2018.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2018.

See accompanying Notes to Financial Statements	www.calamos.com	71

Dividend Growth Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (96.7%)
	Consumer Discretionary (12.1%)
465	Amazon.com, Inc.#	$728,250
580	Aptiv, PLC	49,056
70	Booking Holdings, Inc.#	152,460
235	Charter Communications, Inc. - Class A#	63,753
5,240	Comcast Corp. - Class A	164,484
950	Dollar Tree, Inc.#	91,096
1,385	General Motors Company, Inc.	50,885
1,765	Home Depot, Inc.	326,172
415	Lennar Corp. - Class A	21,949
863	Lowe’s Companies, Inc.	71,137
1,660	McDonald’s Corp.	277,950
410	Netflix, Inc.#	128,109
1,595	Nike, Inc. - Class B	109,082
345	PVH Corp.	55,086
1,205	Royal Caribbean Cruises, Ltd.	130,369
1,815	Starbucks Corp.	104,490
1,080	Target Corp.	78,408
1,400	Time Warner, Inc.	132,720
855	TJX Companies, Inc.	72,547
2,160	Walt Disney Company	216,713

		3,024,716

	Consumer Staples (5.7%)
1,050	Altria Group, Inc.	58,916
5,745	Coca-Cola Company	248,241
920	Costco Wholesale Corp.	181,387
1,790	Kroger Company	45,090
3,150	Mondelez International, Inc. - Class A	124,425
1,717	PepsiCo, Inc.	173,314
1,950	Philip Morris International, Inc.	159,900
3,065	Procter & Gamble Company	221,722
950	Walgreens Boots Alliance, Inc.	63,127
1,645	Walmart, Inc.	145,517

		1,421,639

	Energy (6.7%)
3,255	Chevron Corp.	407,233
2,915	ConocoPhillips	190,933
880	EOG Resources, Inc.	103,990
4,720	Exxon Mobil Corp.	366,980
2,420	Halliburton Company	128,236
1,500	Marathon Petroleum Corp.	112,365
1,020	Phillips 66	113,536
460	Pioneer Natural Resources Company	92,713
2,090	Schlumberger, Ltd.	143,290

		1,659,276

NUMBER OF SHARES		VALUE

	Financials (16.3%)
1,735	American Express Company	$171,331
2,938	American International Group, Inc.	164,528
16,135	Bank of America Corp.	482,759
2,690	BB&T Corp.	142,032
2,795	Berkshire Hathaway, Inc. - Class B#	541,475
1,270	Capital One Financial Corp.	115,087
1,120	Charles Schwab Corp.	62,362
1,050	Chubb Corp.	142,453
2,415	Citigroup, Inc.	164,872
550	Discover Financial Services	39,188
1,770	E*TRADE Financial Corp.#	107,404
610	Goldman Sachs Group, Inc.	145,381
1,910	Intercontinental Exchange, Inc.	138,399
4,745	JPMorgan Chase & Company	516,161
3,740	KeyCorp	74,501
915	Marsh & McLennan Companies, Inc.	74,573
2,575	MetLife, Inc.	122,750
3,520	Morgan Stanley	181,702
1,150	Northern Trust Corp.	122,763
820	PNC Financial Services Group, Inc.	119,400
1,545	Prudential Financial, Inc.	164,264
685	Travelers Companies, Inc.	90,146
2,375	Wells Fargo & Company~	123,405
905	Zions Bancorporation	49,549

		4,056,485

	Health Care (13.4%)
2,100	Abbott Laboratories	122,073
2,745	AbbVie, Inc.	265,030
350	Aetna, Inc.	62,667
1,505	Agilent Technologies, Inc.	98,939
425	Alexion Pharmaceuticals, Inc.#	49,993
330	Allergan, PLC	50,705
575	Amgen, Inc.	100,326
380	Anthem, Inc.	89,676
2,310	Baxter International, Inc.	160,545
935	Bristol-Myers Squibb Company	48,742
1,065	Celgene Corp.#	92,761
1,105	CVS Health Corp.	77,162
305	Edwards Lifesciences Corp.#	38,845
335	Humana, Inc.	98,550
255	Illumina, Inc.#	61,437
4,165	Johnson & Johnson~	526,831
760	Laboratory Corp. of America Holdings#	129,770
1,835	Medtronic, PLC	147,039
3,215	Merck & Company, Inc.	189,267
6,700	Pfizer, Inc.	245,287

72	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Dividend Growth Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES		VALUE
825	Stryker Corp.	$139,771
95	Teleflex, Inc.	25,449
875	Thermo Fisher Scientific, Inc.	184,056
1,400	UnitedHealth Group, Inc.	330,960

		3,335,881

	Industrials (9.6%)
740	Boeing Company	246,835
1,025	Caterpillar, Inc.	147,969
3,260	CSX Corp.	193,611
4,720	Delta Air Lines, Inc.	246,478
1,150	Eaton Corp., PLC	86,285
1,575	Emerson Electric Company	104,596
9,140	General Electric Company	128,600
2,649	Honeywell International, Inc.	383,257
1,285	Ingersoll-Rand, PLC	107,799
705	Lockheed Martin Corp.	226,192
1,790	PACCAR, Inc.	113,969
1,225	Southwest Airlines Company	64,717
975	Stanley Black & Decker, Inc.	138,050
1,600	Union Pacific Corp.	213,808

		2,402,166

	Information Technology (23.4%)
950	Accenture, PLC - Class A	143,640
320	Adobe Systems, Inc.#	70,912
95	Alphabet, Inc. - Class A#	96,765
560	Alphabet, Inc. - Class C#	569,705
5,670	Apple, Inc.	937,024
2,465	Applied Materials, Inc.	122,437
510	Broadcom, Inc.	117,004
5,360	Cisco Systems, Inc.	237,394
1,100	Electronic Arts, Inc.#	129,778
3,135	Facebook, Inc. - Class A#	539,220
275	Fidelity National Information Services, Inc.	26,117
5,800	Intel Corp.	299,396
735	International Business Machines Corp.	106,546
845	Lam Research Corp.	156,376
1,150	MasterCard, Inc. - Class A	205,010
1,025	Microchip Technology, Inc.^	85,752
8,790	Microsoft Corp.	822,041
755	NVIDIA Corp.	169,800
1,900	Oracle Corp.	86,773
590	Red Hat, Inc.#	96,205
1,255	Salesforce.com, Inc.#	151,842
1,530	Texas Instruments, Inc.	155,188
3,990	Visa, Inc. - Class A	506,251

		5,831,176

NUMBER OF SHARES		VALUE

	Materials (2.8%)
1,190	Avery Dennison Corp.	$124,724
3,790	DowDuPont, Inc.	239,680
1,200	LyondellBasell Industries, NV - Class A	126,876
975	Nucor Corp.	60,079
400	Sherwin-Williams Company	147,064

		698,423

	Real Estate (1.6%)
1,170	American Tower Corp.	159,541
615	Crown Castle International Corp.	62,035
3,300	Welltower, Inc.	176,352

		397,928

	Telecommunication Services (2.1%)
8,555	AT&T, Inc.	279,748
5,105	Verizon Communications, Inc.	251,932

		531,680

	Utilities (3.0%)
1,800	Duke Energy Corp.	144,288
5,825	Exelon Corp.	231,136
2,315	NextEra Energy, Inc.	379,451

		754,875

	TOTAL COMMON STOCKS (Cost $18,685,593)	24,114,245

EXCHANGE-TRADED FUNDS (1.6%)
	Other (1.6%)
825	iShares NASDAQ Biotechnology ETF^	85,511
865	iShares Russell 2000 ETF^	132,622
1,500	iShares Russell 2000 Value ETF^	186,195

		404,328

	TOTAL EXCHANGE-TRADED FUNDS (Cost $404,182)	404,328

SHORT TERM INVESTMENTS (1.8%)
224,222	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	224,289
224,046	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	224,046

	TOTAL SHORT TERM INVESTMENTS (Cost $448,330)	448,335

See accompanying Notes to Schedule of Investments	www.calamos.com	73

Dividend Growth Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.0%)
251,735	State Street Navigator Securities Lending Government Money Market Portfolio† (cost $251,735)	$251,735

TOTAL INVESTMENTS (101.1%) (Cost $19,789,840)		25,218,643

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.0%)		(251,735)

LIABILITIES, LESS OTHER ASSETS (-0.1%)		(18,370)

NET ASSETS (100.0%)		$24,948,538

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $260,001.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of April 30, 2018.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2018.

74	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

International Growth Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (98.3%)
		Consumer Discretionary (16.6%)
1,650		Booking Holdings, Inc.#	$3,593,700
37,300	GBP	Carnival, PLC	2,424,325
34,300	JPY	CyberAgent, Inc.	1,884,005
274,300	HKD	Galaxy Entertainment Group, Ltd.	2,400,845
14,150	EUR	Kering, SA	8,185,716
36,900		Lululemon Athletica, Inc.#	3,682,620
17,000	INR	Maruti Suzuki India, Ltd.	2,235,462
198,000	EUR	Moncler S.p.A.	8,924,231
18,100	ZAR	Naspers, Ltd. - Class N	4,409,514
36,300		New Oriental Education & Technology Group, Inc.	3,261,192
108,000	GBP	On the Beach Group, PLC*	909,943
281,400	JPY	Panasonic Corp.	4,166,731
71,000	JPY	Sony Corp.	3,316,133
19,400	EUR	Trigano, SA	3,655,850
20,500	EUR	Volkswagen, AG	4,173,783

			57,224,050

		Consumer Staples (10.1%)
291,400	AUD	a2 Milk Company, Ltd.#	2,457,210
32,000	EUR	Danone	2,592,185
131,600	GBP	Diageo, PLC	4,694,783
42,400	EUR	Kerry Group, PLC - Class A	4,311,227
20,600	JPY	Kose Corp.	3,806,811
29,954	CNY	Kweichow Moutai Company, Ltd. - Class A	3,120,167
35,000	SEK	Oriflame Holding, AG	1,658,550
38,000	SEK	Swedish Match, AB	1,704,688
522,200	AUD	Treasury Wine Estates, Ltd.	7,459,098
48,960	EUR	Unilever, NV	2,806,807

			34,611,526

		Energy (3.9%)
93,700	CAD	Canadian Natural Resources, Ltd.	3,380,337
4,796,000	HKD	China Petroleum & Chemical Corp. - Class H	4,670,627
80,600		Schlumberger, Ltd.	5,525,936

			13,576,900

		Financials (12.6%)
375,800	HKD	AIA Group, Ltd.	3,358,599
40,900	EUR	Amundi, SA*	3,478,329
199,100	BRL	Banco do Brasil, SA	2,085,799
327,381	CHF	Credit Suisse Group, AG#	5,521,683
123,000	SGD	DBS Group Holdings, Ltd.	2,860,724
145,800	INR	HDFC Bank, Ltd.	4,232,704
171,100	INR	Indiabulls Housing Finance, Ltd.	3,336,026
300,000	EUR	Natixis, SA	2,463,882

NUMBER OF SHARES			VALUE
534,500	HKD	Ping An Insurance Group Company of China, Ltd.	$5,222,813
192,400	GBP	Prudential, PLC	4,947,378
44,000	CAD	Toronto-Dominion Bank	2,471,156
156,200	EUR	UniCredit S.p.A	3,386,403

			43,365,496

		Health Care (7.1%)
49,000	GBP	AstraZeneca, PLC	3,463,740
27,000	EUR	Bayer, AG	3,227,028
34,900	AUD	CSL, Ltd.	4,470,307
21,625	EUR	Ipsen, SA	3,500,367
29,500		LivaNova, PLC#	2,619,010
14,710	CHF	Roche Holding, AG	3,268,376
95,000	SEK	Swedish Orphan Biovitrum, AB#	2,040,793
11,200	CHF	Vifor Pharma, AG^	1,767,486

			24,357,107

		Industrials (14.8%)
152,700	GBP	Ashtead Group, PLC	4,240,896
8,200	INR	Eicher Motors, Ltd.	3,813,630
94,400	JPY	en-japan, Inc.	4,413,015
39,600	JPY	FANUC Corp.	8,482,734
466,200	GBP	International Consolidated Airlines Group, SA	4,029,932
79,160	EUR	KION Group, AG	6,598,356
160,600	JPY	Komatsu, Ltd.	5,474,646
120,000	INR	Larsen & Toubro, Ltd.	2,515,721
56,200	EUR	Schneider Electric, SE	5,094,214
27,500	EUR	Thales, SA	3,485,863
88,000	GBP	Weir Group, PLC^	2,575,038

			50,724,045

		Information Technology (26.4%)
32,200		58.com, Inc.#	2,813,958
23,000		Accenture, PLC - Class A	3,477,600
72,802		Alibaba Group Holding, Ltd.#^	12,998,069
54,200	EUR	ASML Holding, NV	10,318,798
12,250	CAD	Constellation Software, Inc.	8,754,988
409,620	CNY	Hangzhou Hikvision Digital Technology Company, Ltd. - Class A	2,476,464
7,200	JPY	Keyence Corp.	4,390,411
138,628	GBP	Keywords Studios, PLC	3,469,636
70,000	CHF	Logitech International, SA	2,586,021
25,000	JPY	Nintendo Company, Ltd.	10,504,404
109,900	EUR	STMicroelectronics, NV	2,399,696
86,700	HKD	Sunny Optical Technology Group Company, Ltd.	1,414,738
1,275,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	9,712,106
221,200	HKD	Tencent Holdings, Ltd.	10,874,830

See accompanying Notes to Schedule of Investments	www.calamos.com	75

International Growth Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES			VALUE
48,200	EUR	Ubisoft Entertainment, SA#	$4,605,413

			90,797,132

		Materials (5.6%)
76,100	EUR	ArcelorMittal, SA#	2,579,307
1,265,000	GBP	Glencore, PLC#	6,093,498
10,200	KRW	LG Chem, Ltd.	3,414,233
360,000	AUD	Northern Star Resources, Ltd.	1,718,091
218,200		Vale, SA^	3,019,888
65,103	GBP	Victrex, PLC	2,344,069

			19,169,086

		Real Estate (1.2%)
530,900	EUR	Aroundtown, SA	4,249,009

		TOTAL COMMON STOCKS (Cost $285,088,506)	338,074,351

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTION (0.0%)#
		Consumer Discretionary (0.0%)
396 198,000	EUR	Moncler S.p.A Put, 05/18/18, Strike 35.00 (Cost $298,564)	62,072

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENTS (2.7%)
4,599,909		Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	4,601,289
4,595,231		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	4,595,231

		TOTAL SHORT TERM INVESTMENTS (Cost $9,196,313)	9,196,520

TOTAL INVESTMENTS (101.0%) (Cost $294,583,383)			347,332,943

LIABILITIES, LESS OTHER ASSETS (-1.0%)			(3,598,121)

NET ASSETS (100.0%)			$343,734,822

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Canadian Dollar	05/30/18	8,264,000	$6,440,141	$(149,215)

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Japanese Yen	05/01/18	251,041,427	$2,296,391	$167

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of April 30, 2018.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

76	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

International Growth Fund    Schedule of Investments April 30, 2018 (Unaudited)

CURRENCY EXPOSURE

APRIL 30, 2018

	VALUE	% OF TOTAL INVESTMENTS
European Monetary Unit	$90,098,536	25.9%
US Dollar	50,188,493	14.5%
Japanese Yen	46,438,890	13.4%
British Pound Sterling	39,193,238	11.3%
Hong Kong Dollar	27,942,452	8.0%
Indian Rupee	16,133,543	4.6%
Australian Dollar	16,104,706	4.6%
Canadian Dollar	14,606,481	4.2%
Swiss Franc	13,143,566	3.8%
New Taiwan Dollar	9,712,106	2.8%
Chinese Yuan Renminbi	5,596,631	1.6%
Swedish Krona	5,404,031	1.6%
South African Rand	4,409,514	1.3%
South Korean Won	3,414,233	1.0%
Singapore Dollar	2,860,724	0.8%
Brazilian Real	2,085,799	0.6%
Total Investments	$347,332,943	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	77

Evolving World Growth Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (11.9%)
		Consumer Discretionary (3.1%)
4,035,000		Vipshop Holdings, Ltd. 1.500%, 03/15/19	$4,211,995
30,000,000	HKD	Zhongsheng Group Holdings, Ltd. 0.000%, 10/25/18	4,349,411

			8,561,406

		Industrials (3.7%)
30,000,000	HKD	Harvest International Company 0.000%, 11/21/22	4,085,613
6,010,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	6,386,857

			10,472,470

		Information Technology (1.6%)
3,914,000		Weibo Corp.* 1.250%, 11/15/22	4,480,395

		Materials (1.1%)
1,485,000		Cemex, SAB de CV 3.720%, 03/15/20	1,525,927
1,454,000		Royal Gold, Inc. 2.875%, 06/15/19	1,550,749

			3,076,676

		Real Estate (2.4%)
3,532,000		AYC Finance, Ltd. 0.500%, 05/02/19	3,698,463
24,000,000	HKD	Smart Insight International, Ltd. 0.000%, 01/27/19	3,053,616

			6,752,079

		TOTAL CONVERTIBLE BONDS (Cost $32,998,540)	33,343,026

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCK (6.7%)
		Telecommunication Services (6.7%)
92,748		Alibaba Exchangeable (Softbank)*§ 5.750%, 06/03/19 (Cost $12,074,296)	18,735,189

COMMON STOCKS (76.4%)
		Consumer Discretionary (9.1%)
164,300	BRL	CVC Brasil Operadora e Agencia de Viagens, SA	2,719,729
323,100	HKD	Galaxy Entertainment Group, Ltd.	2,827,973
51,000	TWD	Gourmet Master Company, Ltd.	587,644
44,100	KRW	LG Electronics, Inc.	4,181,509
19,700	INR	Maruti Suzuki India, Ltd.	2,590,506
35,840	ZAR	Naspers, Ltd. - Class N	8,731,324

NUMBER OF SHARES			VALUE
42,650		New Oriental Education & Technology Group, Inc.	$3,831,676

			25,470,361

		Consumer Staples (5.1%)
96,400	INR	Avenue Supermarts, Ltd.*#	2,138,069
848,200	THB	CP ALL PCL	2,338,194
41,019	CNY	Kweichow Moutai Company, Ltd. - Class A	4,272,757
2,420	KRW	LG Household & Health Care, Ltd.	3,090,047
127,700	ZAR	Shoprite Holdings, Ltd.	2,540,695

			14,379,762

		Energy (5.5%)
5,740,000	HKD	China Petroleum & Chemical Corp. - Class H	5,589,949
308,900		Petróleo Brasileiro, SA#	4,352,401
164,400	INR	Reliance Industries, Ltd.	2,363,137
47,600		Schlumberger, Ltd.	3,263,456

			15,568,943

		Financials (19.7%)
317,600	HKD	AIA Group, Ltd.	2,838,454
290,900	BRL	Banco do Brasil, SA	3,047,508
1,621,500	IDR	Bank Central Asia Tbk PT	2,564,048
9,275,000	HKD	China Construction Bank Corp. - Class H	9,717,033
54,403	ZAR	Coronation Fund Managers, Ltd.	323,756
174,200	ZAR	Discovery, Ltd.	2,418,743
252,900	ZAR	FirstRand, Ltd.	1,354,413
367,400	MXN	Grupo Financiero Banorte, SAB de CV	2,297,668
90,600	KRW	Hana Financial Group, Inc.	4,025,646
167,000	INR	HDFC Bank, Ltd.	4,848,159
103,000	INR	Housing Development Finance Corp., Ltd.	2,896,254
227,300		ICICI Bank, Ltd.	1,934,323
184,100	INR	Indiabulls Housing Finance, Ltd.	3,589,494
96,700	INR	IndusInd Bank, Ltd.	2,737,580
290,400		Itau Unibanco Holding, SA^	4,219,512
675,000	HKD	Ping An Insurance Group Company of China, Ltd.	6,595,695

			55,408,286

		Health Care (2.6%)
780,000	HKD	CSPC Pharmaceutical Group, Ltd.	1,986,706
1,360,000	MYR	IHH Healthcare Bhd	2,101,141
3,000	KRW	Samsung Biologics Company, Ltd.*#	1,362,572
202,000	HKD	Wuxi Biologics Cayman, Inc.*#	1,832,330

			7,282,749

		Industrials (6.9%)
2,320,000	HKD	CIMC Enric Holdings, Ltd.#	2,399,756

78	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Evolving World Growth Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES			VALUE
213,800	INR	Dilip Buildcon, Ltd.*	$3,697,185
8,800	INR	Eicher Motors, Ltd.	4,092,676
3,098,000	HKD	Greentown Service Group Company, Ltd.	2,576,370
81,360	TWD	Hiwin Technologies Corp.	1,225,600
72,000	INR	InterGlobe Aviation, Ltd.*	1,505,897
5,360,000	HKD	Lonking Holdings, Ltd.	2,435,697
545,000	BRL	Randon, SA Implementos e Participacoes	1,362,811

			19,295,992

		Information Technology (19.9%)
39,730		58.com, Inc.#	3,472,005
17,980		Baidu, Inc.#	4,511,182
465,811	CNY	Hangzhou Hikvision Digital Technology Company, Ltd. - Class A	2,816,182
18,600	KRW	Koh Young Technology, Inc.	1,766,238
4,991,500	MYR	My EG Services Bhd	3,309,810
2,900	KRW	NAVER Corp.	1,933,843
2,094	KRW	Samsung Electronics Company, Ltd.	5,190,202
26,300	KRW	SK Hynix, Inc.	2,068,337
75,000	HKD	Sunny Optical Technology Group Company, Ltd.	1,223,822
1,576,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	12,009,868
39,900	INR	Tata Consultancy Services, Ltd.	2,104,338
318,600	HKD	Tencent Holdings, Ltd.	15,663,294

			56,069,121

		Materials (5.0%)
88,700		Cia de Minas Buenaventura SAA	1,414,765
835,250	GBP	Glencore, PLC#	4,023,394
10,500	KRW	LG Chem, Ltd.	3,514,652
983,000	MYR	Petronas Chemicals Group Bhd	2,111,866
9,100	KRW	POSCO	3,135,502

			14,200,179

		Real Estate (1.5%)
1,187,000	HKD	Country Garden Holdings Company, Ltd.	2,420,369
614,000	HKD	Longfor Properties Company, Ltd.	1,836,310

			4,256,679

		Telecommunication Services (1.1%)
167,000		América Móvil, SAB de CV - Series L^	3,087,830

		TOTAL COMMON STOCKS (Cost $160,742,685)	215,019,902

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.7%)#
	Energy (0.1%)
1,350 135,000	Lukoil PJSC Call, 06/15/18, Strike $69.00	$160,650

	Financials (0.0%)
3,600 360,000	Sberbank Of Russia PJSC Call, 06/15/18, Strike $18.50	45,900

	Information Technology (0.0%)
1,500 150,000	Taiwan Semiconductor Manufacturing Company, Ltd. Call, 01/18/19, Strike $45.00	127,500

	Materials (0.1%)
3,300 330,000	Vale, SA Call, 06/15/18, Strike $14.00	191,400

	Other (0.5%)
1,600 160,000	iShares China Large-Cap ETF Put, 05/18/18, Strike $48.00	243,200
2,350 235,000	iShares MSCI Emerging Markets Put, 05/18/18, Strike $49.00	501,725
3,900 390,000	iShares MSCI Emerging Markets ETF Put, 06/15/18, Strike $47.50	547,950

		1,292,875

	TOTAL PURCHASED OPTIONS (Cost $3,082,852)	1,818,325

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (3.7%)
5,280,331	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	5,281,915
5,171,941	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	5,171,941

	TOTAL SHORT TERM INVESTMENTS (Cost $10,453,411)	10,453,856

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.5%)
2,529,835	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***†	2,529,835

See accompanying Notes to Schedule of Investments	www.calamos.com	79

Evolving World Growth Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
1,806,504	State Street Navigator Securities Lending Government Money Market Portfolio†	$1,806,504

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $4,336,339)	4,336,339

TOTAL INVESTMENTS (100.9%) (Cost $223,688,123)		283,706,637

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.5%)		(4,336,339)

OTHER ASSETS, LESS LIABILITIES (0.6%)		1,913,634

NET ASSETS (100.0%)		$281,283,932

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (0.0%)#
	Other (0.0%)
1,600 160,000	iShares China Large-Cap ETF Put, 05/18/18, Strike $44.00	(20,000)
2,350 235,000	iShares MSCI Emerging Markets Put, 05/18/18, Strike $44.00	(17,625)

	TOTAL WRITTEN OPTIONS (Premium $158,398)	$(37,625)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of April 30, 2018.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2018.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CNY	Chinese Yuan Renminbi
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
THB	Thai Baht
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2018

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$87,247,620	30.8%
Hong Kong Dollar	71,432,398	25.2%
Indian Rupee	32,563,295	11.5%
South Korean Won	30,268,548	10.7%
South African Rand	15,368,931	5.4%
New Taiwan Dollar	13,823,112	4.9%
Malaysian Ringgit	7,522,817	2.6%
Brazilian Real	7,130,048	2.5%
Chinese Yuan Renminbi	7,088,939	2.5%
British Pound Sterling	4,023,394	1.4%
Indonesian Rupiah	2,564,048	0.9%
Thai Baht	2,338,194	0.8%
Mexican Peso	2,297,668	0.8%
Total Investments Net of Written Options	$283,669,012	100.0%

Currency exposure may vary over time.

80	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Emerging Market Equity Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (91.9%)
		Consumer Discretionary (12.2%)
337,500	PHP	Bloomberry Resorts Corp.	$79,947
12,400	BRL	CVC Brasil Operadora e Agencia de Viagens, SA	205,263
20,800	HKD	Galaxy Entertainment Group, Ltd.	182,055
50,000	HKD	Geely Automobile Holdings, Ltd.	131,501
3,000	TWD	Gourmet Master Company, Ltd.	34,567
47,000	HKD	Haier Electronics Group Company, Ltd.	162,609
2,850	KRW	LG Electronics, Inc.	270,234
12,000		Mahindra & Mahindra, Ltd.	156,600
2,363	ZAR	Naspers, Ltd. - Class N	575,673
3,710		New Oriental Education & Technology Group, Inc.	333,306
7,700		Vipshop Holdings, Ltd.#	119,196

			2,250,951

		Consumer Staples (6.8%)
8,700	TRY	BIM Birlesik Magazalar AS	147,819
53,300	THB	CP ALL PCL	146,930
3,191	CNY	Kweichow Moutai Company, Ltd. - Class A	332,391
195	KRW	LG Household & Health Care, Ltd.	248,991
9,700	ZAR	Shoprite Holdings, Ltd.	192,989
68,700	MXN	Wal-Mart de Mexico, SAB de CV	191,017

			1,260,137

		Energy (5.4%)
502,000	HKD	China Petroleum & Chemical Corp. - Class H	488,877
20,900		Petróleo Brasileiro, SA#	294,481
7,400		Reliance Industries, Ltd.*	212,928

			996,286

		Financials (20.5%)
17,000	HKD	AIA Group, Ltd.	151,932
216,200	PHP	Ayala Land, Inc.	169,888
20,500	BRL	Banco do Brasil, SA	214,761
109,500	IDR	Bank Central Asia Tbk PT	173,150
679,000	HKD	China Construction Bank Corp. - Class H	711,360
3,333	ZAR	Coronation Fund Managers, Ltd.	19,835
13,000	ZAR	Discovery, Ltd.	180,503
16,100	ZAR	FirstRand, Ltd.	86,224
22,100	MXN	Grupo Financiero Banorte, SAB de CV	138,210
6,650	KRW	Hana Financial Group, Inc.	295,481
4,800		HDFC Bank, Ltd.	459,888
21,837		ICICI Bank, Ltd.	185,833
13,500		Indiabulls Housing Finance, Ltd.	264,133
18,700		Itau Unibanco Holding, SA^	271,711

NUMBER OF SHARES			VALUE
47,100	HKD	Ping An Insurance Group Company of China, Ltd.	$460,233

			3,783,142

		Health Care (2.6%)
52,000	HKD	CSPC Pharmaceutical Group, Ltd.	132,447
90,000	MYR	IHH Healthcare Bhd	139,046
200	KRW	Samsung Biologics Company, Ltd.#*	90,838
13,000	HKD	Wuxi Biologics Cayman, Inc.#*	117,923

			480,254

		Industrials (7.1%)
2,100		51job, Inc.#^	173,334
192,000	HKD	CIMC Enric Holdings, Ltd.#	198,601
180,000	HKD	Greentown Service Group Company, Ltd.	149,692
5,646	TWD	Hiwin Technologies Corp.	85,051
18,850		Larsen & Toubro, Ltd.	396,117
364,021	HKD	Lonking Holdings, Ltd.	165,419
56,700	BRL	Randon, SA Implementos e Participacoes	141,782

			1,309,996

		Information Technology (28.3%)
2,275		58.com, Inc.#	198,812
6,430		Alibaba Group Holding, Ltd.#^	1,148,012
1,230		Baidu, Inc.#	308,607
29,099	CNY	Hangzhou Hikvision Digital Technology Company, Ltd. - Class A	175,926
7,800		Infosys, Ltd.	137,826
1,700	KRW	Koh Young Technology, Inc.	161,430
362,500	MYR	My EG Services Bhd	240,370
225	KRW	NAVER Corp.	150,040
127	KRW	Samsung Electronics Company, Ltd.	314,783
2,300	KRW	SK Hynix, Inc.	180,881
4,700	HKD	Sunny Optical Technology Group Company, Ltd.	76,693
111,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	845,524
22,400	HKD	Tencent Holdings, Ltd.	1,101,249
1,520		Weibo Corp.#^	174,070

			5,214,223

		Materials (6.3%)
5,800		Cia de Minas Buenaventura SAA	92,510
825	KRW	LG Chem, Ltd.	276,151
63,600	MYR	Petronas Chemicals Group Bhd	136,638
855	KRW	POSCO	294,599
2,750		Southern Copper Corp.^	145,228
14,950		Vale, SA^	206,908

			1,152,034

		Real Estate (1.5%)
68,000	HKD	Country Garden Holdings Company, Ltd.	138,656

See accompanying Notes to Schedule of Investments	www.calamos.com	81

Emerging Market Equity Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES			VALUE
46,000	HKD	Longfor Properties Company, Ltd.	$137,574

			276,230

		Telecommunication Services (1.2%)
12,000		América Móvil, SAB de CV - Series L^	221,880

		TOTAL COMMON STOCKS (Cost $13,546,835)	16,945,133

EXCHANGE-TRADED FUND (0.9%)
		Other (0.9%)
9,200		VanEck Vectors Vietnam ETF (Cost $186,633)	164,496

SHORT TERM INVESTMENTS (6.2%)
568,686		Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	568,856
568,584		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	568,584

		TOTAL SHORT TERM INVESTMENTS (Cost $1,137,396)	1,137,440

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (10.8%)
1,988,415		State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $1,988,415)	1,988,415

TOTAL INVESTMENTS (109.8%) (Cost $16,859,279)			20,235,484

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-10.8%)			(1,988,415)

OTHER ASSETS, LESS LIABILITIES (1.0%)			181,446

NET ASSETS (100.0%)			$18,428,515

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of April 30, 2018.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2018.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CNY	Chinese Yuan Renminbi
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE

APRIL 30, 2018

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$8,791,731	43.4%
Hong Kong Dollar	4,506,821	22.3%
South Korean Won	2,283,428	11.3%
South African Rand	1,055,224	5.2%
New Taiwan Dollar	965,142	4.8%
Brazilian Real	561,806	2.8%
Malaysian Ringgit	516,054	2.6%
Chinese Yuan Renminbi	508,317	2.5%
Mexican Peso	329,227	1.6%
Philippine Peso	249,835	1.2%
Indonesian Rupiah	173,150	0.9%
Turkish Lira	147,819	0.7%
Thai Baht	146,930	0.7%
Total Investments	$20,235,484	100.0%

Currency exposure may vary over time.

82	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Global Equity Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (99.0%)
		Consumer Discretionary (13.5%)
2,105		Amazon.com, Inc.#	$3,296,704
11,700		Lululemon Athletica, Inc.#	1,167,660
48,000	EUR	Moncler S.p.A.	2,163,450
2,230		Netflix, Inc.#	696,786
12,080		New Oriental Education & Technology Group, Inc.	1,085,267
100,500	JPY	Panasonic Corp.	1,488,118
6,800		PVH Corp.	1,085,756
15,660		Starbucks Corp.	901,546
6,527	EUR	Volkswagen, AG	1,328,892
13,720		Walt Disney Company	1,376,527

			14,590,706

		Consumer Staples (4.4%)
28,713	GBP	Diageo, PLC	1,024,326
8,360	EUR	Kerry Group, PLC - Class A	850,044
15,400		Monster Beverage Corp.#	847,000
143,000	AUD	Treasury Wine Estates, Ltd.	2,042,610

			4,763,980

		Energy (4.8%)
1,248,000	HKD	China Petroleum & Chemical Corp. - Class H	1,215,376
6,220		Pioneer Natural Resources Company	1,253,641
35,250	EUR	Royal Dutch Shell, PLC - Class A	1,233,530
21,540		Schlumberger, Ltd.	1,476,782

			5,179,329

		Financials (16.4%)
30,300		American International Group, Inc.	1,696,800
46,000		Bank of America Corp.	1,376,320
84,324	CHF	Credit Suisse Group, AG#	1,422,228
28,350		E*TRADE Financial Corp.#	1,720,278
5,400		Goldman Sachs Group, Inc.	1,286,982
54,520	INR	HDFC Bank, Ltd.	1,582,764
44,420	INR	Indiabulls Housing Finance, Ltd.	866,080
11,760		JPMorgan Chase & Company	1,279,253
149,500	HKD	Ping An Insurance Group Company of China, Ltd.	1,460,824
61,420	GBP	Prudential, PLC	1,579,355
7,240		S&P Global, Inc.	1,365,464
40,250	EUR	UniCredit S.p.A	872,617
21,270		Zions Bancorporation	1,164,533

			17,673,498

		Health Care (8.4%)
14,780		AbbVie, Inc.	1,427,009
12,560		Alexion Pharmaceuticals, Inc.#	1,477,433
29,740		Baxter International, Inc.	2,066,930

NUMBER OF SHARES			VALUE
4,140		Humana, Inc.	$1,217,905
5,200	EUR	Ipsen, SA	841,707
6,440		Johnson & Johnson	814,596
30,000	SEK	Swedish Orphan Biovitrum, AB#	644,461
3,500	CHF	Vifor Pharma, AG^	552,339

			9,042,380

		Industrials (14.7%)
42,510	GBP	Ashtead Group, PLC	1,180,619
15,450		CSX Corp.	917,575
31,010		Delta Air Lines, Inc.	1,619,342
2,340	INR	Eicher Motors, Ltd.	1,088,280
33,800	JPY	en-japan, Inc.	1,580,084
11,100	JPY	FANUC Corp.	2,377,736
103,000	GBP	International Consolidated Airlines Group, SA	890,354
21,239	EUR	KION Group, AG	1,770,370
42,400	JPY	Komatsu, Ltd.	1,445,361
47,145	INR	Larsen & Toubro, Ltd.	988,364
4,650		Raytheon Company	952,971
8,700	EUR	Thales, SA	1,102,800

			15,913,856

		Information Technology (30.5%)
21,350		Alibaba Group Holding, Ltd.#	3,811,829
2,835		Alphabet, Inc. - Class A#	2,887,674
23,598		Apple, Inc.	3,899,805
13,350	EUR	ASML Holding, NV	2,541,623
3,490	CAD	Constellation Software, Inc.	2,494,278
12,320		Facebook, Inc. - Class A#	2,119,040
13,600		First Solar, Inc.#	964,376
129,183	CNY	Hangzhou Hikvision Digital Technology Company, Ltd. - Class A	781,009
1,900	JPY	Keyence Corp.	1,158,581
41,231	GBP	Keywords Studios, PLC	1,031,946
8,610		MasterCard, Inc. - Class A	1,534,905
6,700	JPY	Nintendo Company, Ltd.	2,815,180
3,220		NVIDIA Corp.	724,178
334,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	2,544,191
74,800	HKD	Tencent Holdings, Ltd.	3,677,384

			32,985,999

		Materials (5.1%)
348,540	GBP	Glencore, PLC#	1,678,915
3,240	KRW	LG Chem, Ltd.	1,084,521
27,220		Newmont Mining Corp.	1,069,474
56,920		Vale, SA^	787,773
23,878	GBP	Victrex, PLC	859,740

			5,480,423

See accompanying Notes to Schedule of Investments	www.calamos.com	83

Global Equity Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES			VALUE

		Real Estate (1.2%)
168,800	EUR	Aroundtown, SA	$1,350,975

		TOTAL COMMON STOCKS (Cost $79,769,606)	106,981,146

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTION (0.0%)#
		Consumer Discretionary (0.0%)
96 48,000	EUR	Moncler S.p.A Put, 05/18/18, Strike 35.00 (Cost $72,379)	15,048

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENTS (2.8%)
1,494,209		Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	1,494,657
1,494,243		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	1,494,243

		TOTAL SHORT TERM INVESTMENTS (Cost $2,988,852)	2,988,900

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.0%)
16,155		State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $16,155)	16,155

TOTAL INVESTMENTS (101.8%) (Cost $82,846,992)			110,001,249

PAYABLE UPON RETURN OF SECURITIES ON LOAN (0.0%)			(16,155)

LIABILITIES, LESS OTHER ASSETS (-1.8%)			(1,976,695)

NET ASSETS (100.0%)			$108,008,399

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Canadian Dollar	05/30/18	830,000	$646,819	$(22,137)

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Japanese Yen	05/01/18	65,005,284	$594,633	$43

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of April 30, 2018.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2018.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona
TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2018

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$54,375,169	49.4%
European Monetary Unit	14,071,056	12.8%
Japanese Yen	10,865,060	9.9%
British Pound Sterling	8,245,255	7.5%
Hong Kong Dollar	6,353,584	5.8%
Indian Rupee	4,525,488	4.1%
New Taiwan Dollar	2,544,191	2.3%
Canadian Dollar	2,494,278	2.3%
Australian Dollar	2,042,610	1.8%
Swiss Franc	1,974,567	1.8%
South Korean Won	1,084,521	1.0%
Chinese Yuan Renminbi	781,009	0.7%
Swedish Krona	644,461	0.6%
Total Investments	$110,001,249	100.0%

Currency exposure may vary over time.

84	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Growth and Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (11.9%)
	Consumer Discretionary (3.3%)
9,650,000	Booking Holdings, Inc. 0.350%, 06/15/20	$16,108,745
2,000,000	Chegg, Inc.* 0.250%, 05/15/23	2,174,830
7,000,000	DISH Network Corp.^ 3.375%, 08/15/26	6,398,665
6,600,000	Liberty Interactive, LLC*^~ 1.750%, 09/30/46	6,914,556
	Liberty Media Corp.
9,685,000	2.250%, 09/30/46	10,166,780
6,963,000	1.375%, 10/15/23	8,017,546
5,125,000	Liberty Media Corp. (Sirius XM Holdings, Inc.)*^§ 2.125%, 03/31/48	5,058,145
2,090,000	Live Nation Entertainment, Inc.*^ 2.500%, 03/15/23	2,069,915
3,100,000	Marriott Vacations Worldwide Corp.* 1.500%, 09/15/22	3,285,783
5,885,000	Tesla, Inc. 1.250%, 03/01/21	6,062,492

		66,257,457

	Energy (0.4%)
1,593,000	Oil States International, Inc.* 1.500%, 02/15/23	1,767,553
5,000,000	TOTAL, SA 0.500%, 12/02/22	5,580,450

		7,348,003

	Financials (0.7%)
8,272,000	IAC FinanceCo, Inc.*^ 0.875%, 10/01/22	10,204,422
4,000,000	JPMorgan Chase Financial Company, LLC 0.250%, 05/01/23	3,992,220

		14,196,642

	Health Care (0.7%)
1,750,000	BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	1,969,765
6,550,000	Illumina, Inc.^ 0.000%, 06/15/19	7,285,270
4,135,000	Insulet Corp.* 1.375%, 11/15/24	4,708,524

		13,963,559

	Industrials (0.2%)
2,050,000	Air Transport Services Group, Inc.*^ 1.125%, 10/15/24	1,949,304
2,930,000	Meritor, Inc.*^ 3.250%, 10/15/37	2,912,947

		4,862,251

PRINCIPAL AMOUNT		VALUE

	Information Technology (5.4%)
4,350,000	Altaba, Inc.~ 0.000%, 12/01/18	$5,759,965
4,900,000	Citrix Systems, Inc.^ 0.500%, 04/15/19	7,069,279
2,060,000	Cypress Semiconductor Corp.* 2.000%, 02/01/23	2,140,927
2,000,000	Envestnet, Inc. 1.750%, 12/15/19	2,162,800
3,130,000	Etsy, Inc.* 0.000%, 03/01/23	3,405,346
2,100,000	Guidewire Software, Inc. 1.250%, 03/15/25	2,135,637
1,760,000	II-VI, Inc.* 0.250%, 09/01/22	1,889,765
7,000,000	Intel Corp. 3.250%, 08/01/39	17,405,150
3,100,000	Lumentum Holdings, Inc.^ 0.250%, 03/15/24	3,463,088
6,200,000	Microchip Technology, Inc. 1.625%, 02/15/27	7,000,420
1,650,000	Nice Systems, Inc.^ 1.250%, 01/15/24	2,066,510
4,150,000	Okta, Inc.*^ 0.250%, 02/15/23	4,771,774
6,184,000	ON Semiconductor Corp. 1.000%, 12/01/20	8,184,493
2,000,000	Pure Storage, Inc.* 0.125%, 04/15/23	2,078,800
3,400,000	RealPage, Inc.* 1.500%, 11/15/22	4,778,445
2,235,000	Servicenow, Inc.* 0.000%, 06/01/22	2,998,476
4,375,000	Silicon Laboratories, Inc. 1.375%, 03/01/22	5,202,137
3,555,000	Weibo Corp.*^ 1.250%, 11/15/22	4,069,444
12,000,000	Workday, Inc.* 0.250%, 10/01/22	13,008,600
7,320,000	Zendesk, Inc.*^ 0.250%, 03/15/23	7,596,513

		107,187,569

	Materials (0.3%)
5,150,000	Royal Gold, Inc.^ 2.875%, 06/15/19	5,492,681

	Real Estate (0.7%)
5,000,000	Empire State Realty OP, LP* 2.625%, 08/15/19	5,192,350
3,440,000	IH Merger Sub, LLC 3.500%, 01/15/22	3,886,134
3,950,000	Starwood Property Trust, Inc. 4.000%, 01/15/19	4,232,642

		13,311,126

See accompanying Notes to Schedule of Investments	www.calamos.com	85

Growth and Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Telecommunication Services (0.2%)
4,070,000	Q2 Holdings, Inc.* 0.750%, 02/15/23	$4,343,667

	TOTAL CONVERTIBLE BONDS (Cost $215,849,055)	236,962,955

SYNTHETIC CONVERTIBLE SECURITIES (5.3%)¤
Corporate Bonds (3.3%)
	Consumer Discretionary (1.6%)
5,153,000	Dana, Inc. 5.500%, 12/15/24	5,261,496
4,235,000	GameStop Corp.*^ 6.750%, 03/15/21	4,312,437
9,900,000	Home Depot, Inc. 2.700%, 04/01/23	9,659,084
10,000,000	L Brands, Inc.^ 5.625%, 02/15/22	10,394,150
2,429,000	Lowe’s Companies, Inc.^ 3.875%, 09/15/23	2,487,393

		32,114,560

	Consumer Staples (0.5%)
9,865,000	Walmart, Inc. 3.300%, 04/22/24	9,859,870

	Financials (0.2%)
4,950,000	Berkshire Hathaway, Inc. 2.750%, 03/15/23	4,826,671

	Health Care (0.1%)
3,000,000	Universal Health Services, Inc.* 4.750%, 08/01/22	3,033,420

	Information Technology (0.9%)
2,230,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	2,255,054
9,865,000	Alphabet, Inc. 3.375%, 02/25/24	9,918,814
4,935,000	Apple, Inc. 3.450%, 05/06/24	4,938,010

		17,111,878

	TOTAL CORPORATE BONDS	66,946,399

U.S. Government and Agency Securities (2.0%)
	United States Treasury Note
11,600,000	1.125%, 06/30/21	11,060,702
10,800,000	2.000%, 01/31/20	10,717,754
8,450,000	2.750%, 02/15/19	8,485,801
5,800,000	1.625%, 05/15/26	5,256,669
5,500,000	2.000%, 11/15/26	5,109,172

		40,630,098

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	40,630,098

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.0%)#
	Other (0.0%)
25,000 2,500,000	iShares MSCI EAFE ETF Call, 06/15/18, Strike $74.00	$125,000
3,450 345,000	iShares MSCI EAFE Index Fund Call, 06/29/18, Strike $72.00	148,350
11,400 1,140,000	iShares MSCI Emerging Markets Call, 06/15/18, Strike $51.00	108,300
	iShares Russell 2000 ETF
2,900 290,000	Call, 06/15/18, Strike $160.00	188,500
2,325 232,500	Call, 06/15/18, Strike $158.00	274,350

	TOTAL PURCHASED OPTIONS	844,500

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $120,212,359)	108,420,997

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (5.8%)
	Energy (0.6%)
80,675	CenterPoint Energy, Inc. (Time Warner, Inc., Charter Communications Time, Inc.)§** 3.399%, 09/15/29	5,221,770
113,330	Hess Corp. 8.000%, 02/01/19	7,368,717

		12,590,487

	Financials (0.3%)
80,250	AMG Capital Trust II^ 5.150%, 10/15/37	4,886,760

	Health Care (0.9%)
199,610	Anthem, Inc. 5.250%, 05/01/18	11,349,825
104,250	Becton Dickinson and Company 6.125%, 05/01/20	6,291,487

		17,641,312

	Industrials (1.3%)
204,910	Rexnord Corp.^ 5.750%, 11/15/19	12,275,134
122,025	Stanley Black & Decker, Inc.^ 5.375%, 05/15/20	13,117,687

		25,392,821

	Real Estate (0.7%)
14,350	Crown Castle International Corp. 6.875%, 08/01/20	14,430,001

86	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES		VALUE

	Utilities (2.0%)
39,953	Dominion Resources, Inc. 6.750%, 08/15/19	$1,835,441
180,700	DTE Energy Company 6.500%, 10/01/19	9,450,013
394,000	NextEra Energy, Inc. 6.371%, 09/01/18	28,899,900

		40,185,354

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $104,358,732)	115,126,735

COMMON STOCKS (70.0%)
	Consumer Discretionary (9.0%)
32,625	Amazon.com, Inc.#	51,094,991
46,230	Aptiv, PLC	3,910,133
422,035	Comcast Corp. - Class A	13,247,679
69,680	Dollar Tree, Inc.#	6,681,615
110,420	General Motors Company, Inc.	4,056,831
141,235	Home Depot, Inc.	26,100,228
33,350	Lennar Corp. - Class A	1,763,882
72,300	Lowe’s Companies, Inc.	5,959,689
62,615	McDonald’s Corp.	10,484,256
45,950	Netflix, Inc.#	14,357,537
27,775	PVH Corp.	4,434,834
67,500	Royal Caribbean Cruises, Ltd.	7,302,825
145,265	Starbucks Corp.	8,362,906
50,060	TJX Companies, Inc.	4,247,591
173,000	Walt Disney Company	17,357,090

		179,362,087

	Consumer Staples (5.4%)
67,650	Altria Group, Inc.	3,795,842
438,800	Coca-Cola Company	18,960,548
63,700	Costco Wholesale Corp.	12,559,092
69,700	Kroger Company	1,755,743
253,435	Mondelez International, Inc. - Class A	10,010,682
138,150	PepsiCo, Inc.	13,944,861
159,000	Philip Morris International, Inc.	13,038,000
247,888	Procter & Gamble Company	17,932,218
61,015	Walgreens Boots Alliance, Inc.	4,054,447
131,200	Walmart, Inc.	11,605,952

		107,657,385

	Energy (5.2%)
192,360	Chevron Corp.	24,066,160
101,580	ConocoPhillips	6,653,490
110,600	EOG Resources, Inc.	13,069,602
348,530	Exxon Mobil Corp.	27,098,207
184,470	Halliburton Company	9,775,065

NUMBER OF SHARES		VALUE
92,435	Marathon Petroleum Corp.	$6,924,306
37,275	Pioneer Natural Resources Company	7,512,776
124,000	Schlumberger, Ltd.	8,501,440

		103,601,046

	Financials (12.2%)
32,675	Affiliated Managers Group, Inc.	5,386,801
201,860	American International Group, Inc.	11,304,160
1,168,755	Bank of America Corp.	34,969,150
153,250	BB&T Corp.	8,091,600
101,675	Capital One Financial Corp.	9,213,788
83,850	Chubb Corp.	11,375,929
195,500	Citigroup, Inc.	13,346,785
44,000	Discover Financial Services	3,135,000
190,500	E*TRADE Financial Corp.#	11,559,540
51,670	Goldman Sachs Group, Inc.	12,314,511
155,565	Intercontinental Exchange, Inc.	11,272,240
362,535	JPMorgan Chase & Company	39,436,557
299,725	KeyCorp	5,970,522
122,180	Marsh & McLennan Companies, Inc.	9,957,670
191,205	MetLife, Inc.	9,114,742
163,500	Morgan Stanley	8,439,870
82,600	Northern Trust Corp.	8,817,550
56,450	PNC Financial Services Group, Inc.	8,219,685
89,829	Prudential Financial, Inc.	9,550,619
167,345	Wells Fargo & Company	8,695,246
72,550	Zions Bancorporation	3,972,113

		244,144,078

	Health Care (10.1%)
188,190	AbbVie, Inc.	18,169,744
119,860	Agilent Technologies, Inc.	7,879,596
34,325	Alexion Pharmaceuticals, Inc.#	4,037,650
26,597	Allergan, PLC	4,086,629
35,000	Amgen, Inc.	6,106,800
236,885	Baxter International, Inc.	16,463,508
75,420	Bristol-Myers Squibb Company	3,931,645
85,840	Celgene Corp.#	7,476,664
24,100	Edwards Lifesciences Corp.#	3,069,376
26,750	Humana, Inc.	7,869,315
288,240	Johnson & Johnson	36,459,478
106,350	Medtronic, PLC	8,521,826
222,685	Merck & Company, Inc.	13,109,466
28,317	Molina Healthcare, Inc.^#	2,357,390
467,200	Pfizer, Inc.	17,104,192
51,865	Stryker Corp.	8,786,968
7,500	Teleflex, Inc.	2,009,100
36,935	Thermo Fisher Scientific, Inc.	7,769,277

See accompanying Notes to Schedule of Investments	www.calamos.com	87

Growth and Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES		VALUE
111,850	UnitedHealth Group, Inc.	$26,441,340

		201,649,964

	Industrials (8.2%)
47,150	Boeing Company	15,727,354
81,750	Caterpillar, Inc.	11,801,430
261,400	CSX Corp.	15,524,546
416,000	Delta Air Lines, Inc.	21,723,520
93,800	Eaton Corp., PLC	7,037,814
128,475	Emerson Electric Company	8,532,025
637,145	General Electric Company	8,964,630
138,300	Honeywell International, Inc.	20,009,244
34,300	Lockheed Martin Corp.	11,004,812
54,500	Northrop Grumman Corp.	17,551,180
145,185	PACCAR, Inc.	9,243,929
122,000	Union Pacific Corp.	16,302,860

		163,423,344

	Information Technology (16.2%)
67,175	Accenture, PLC - Class A	10,156,860
26,280	Adobe Systems, Inc.#	5,823,648
45,055	Alphabet, Inc. - Class A#	45,892,122
436,250	Apple, Inc.~	72,094,675
35,450	Broadcom, Inc.	8,132,939
353,500	Cisco Systems, Inc.	15,656,515
182,000	Facebook, Inc. - Class A#	31,304,000
21,300	Fidelity National Information Services, Inc.	2,022,861
67,991	Lam Research Corp.	12,582,414
92,725	MasterCard, Inc. - Class A	16,530,086
632,505	Microsoft Corp.~	59,151,868
51,750	NVIDIA Corp.	11,638,575
113,400	Oracle Corp.	5,178,978
44,463	Salesforce.com, Inc.#	5,379,578
179,460	Visa, Inc. - Class A	22,769,885

		324,315,004

	Materials (1.0%)
248,750	DowDuPont, Inc.	15,730,950
70,000	Nucor Corp.	4,313,400

		20,044,350

	Real Estate (0.8%)
96,520	American Tower Corp.	13,161,467
49,000	Welltower, Inc.	2,618,560

		15,780,027

	Telecommunication Services (1.2%)
271,175	AT&T, Inc.	8,867,422
319,000	Verizon Communications, Inc.	15,742,650

		24,610,072

NUMBER OF SHARES		VALUE

	Utilities (0.7%)
345,213	Exelon Corp.	$13,698,052

	TOTAL COMMON STOCKS (Cost $1,025,002,339)	1,398,285,409

EXCHANGE-TRADED FUNDS (2.6%)
	Other (2.6%)
223,260	iShares MSCI EAFE ETF	15,793,412
108,250	iShares MSCI Emerging Markets ETF^	5,079,090
67,250	iShares NASDAQ Biotechnology ETF^	6,970,463
53,480	iShares Russell 2000 ETF^	8,199,554
123,400	iShares Russell 2000 Value ETF^	15,317,642

	TOTAL EXCHANGE-TRADED FUNDS (Cost $50,842,610)	51,360,161

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.1%)
	Other (0.1%)
440 44,000	Powershares QQQ Trust Series Put, 05/04/18, Strike $160.00	51,480
	S&P 500 Index
397 39,700	Put, 05/31/18, Strike $2,500.00	359,285
290 29,000	Put, 06/15/18, Strike $2,620.00	1,197,700

	TOTAL PURCHASED OPTIONS (Cost $2,833,437)	1,608,465

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (4.6%)
45,759,913	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	45,773,641
45,657,774	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	45,657,774

	TOTAL SHORT TERM INVESTMENTS (Cost $91,429,760)	91,431,415

88	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.9%)
44,043,849	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***†	$44,043,849
33,721,845	State Street Navigator Securities Lending Government Money Market Portfolio†	33,721,845

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $77,765,694)	77,765,694

TOTAL INVESTMENTS (104.2%) (Cost $1,688,293,986)		2,080,961,831

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.9%)		(77,765,694)

LIABILITIES, LESS OTHER ASSETS (-0.3%)		(5,390,847)

NET ASSETS (100.0%)		$1,997,805,290

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREA LIZED GAIN/ LOSS
State Street Bank and Trust	European Monetary Unit	07/25/18	1,806,000	$2,195,018	$48,921

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $1,007,403.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

**	Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2018.

***	The rate disclosed is the 7 day net yield as of April 30, 2018.
†	Represents investment of cash collateral received from securities on loan as of April 30, 2018.

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	89

Global Growth and Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (28.0%)
		Consumer Discretionary (8.0%)
540,000		Chegg, Inc.*^ 0.250%, 05/15/23	$587,204
2,000,000		Cie Generale des Etablissements Michelin SCA 0.000%, 01/10/22	2,063,180
100,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	1,099,534
2,350,000		Liberty Interactive, LLC* 1.750%, 09/30/46	2,462,001
722,500		LVMH Moet Hennessy Louis Vuitton, SE 0.000%, 02/16/21	2,568,975
1,490,000		Marriott Vacations Worldwide Corp.* 1.500%, 09/15/22	1,579,296
1,294,000		RH* 0.000%, 07/15/20	1,344,744
1,440,000		Tesla, Inc. 1.250%, 03/01/21	1,483,430
1,995,000		Vipshop Holdings, Ltd.^ 1.500%, 03/15/19	2,082,511
17,000,000	HKD	Zhongsheng Group Holdings, Ltd. 0.000%, 10/25/18	2,464,666

			17,735,541

		Financials (3.3%)
1,100,000	EUR	AURELIUS Equity Opportunities SE & Co. KGaA 1.000%, 12/01/20	1,686,465
1,800,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	2,246,987
982,000		IAC FinanceCo, Inc.*^ 0.875%, 10/01/22	1,211,405
220,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	2,190,964

			7,335,821

		Health Care (2.1%)
1,200,000	EUR	Bayer Capital Corp., BV 5.625%, 11/22/19	1,560,941
2,680,000		Illumina, Inc.^ 0.000%, 06/15/19	2,980,843

			4,541,784

		Industrials (3.5%)
180,000,000	JPY	ANA Holdings, Inc. 0.000%, 09/19/24	1,731,298
18,000,000	HKD	Harvest International Company 0.000%, 11/21/22	2,451,368
3,270,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	3,475,045

			7,657,711

PRINCIPAL AMOUNT			VALUE

		Information Technology (6.7%)
1,115,000		Atlassian, Inc.* 0.625%, 05/01/23	$1,113,863
1,115,000		Etsy, Inc.* 0.000%, 03/01/23	1,213,086
1,115,000		Guidewire Software, Inc.^ 1.250%, 03/15/25	1,133,922
1,305,000		Nice Systems, Inc.^ 1.250%, 01/15/24	1,634,421
1,185,000		RealPage, Inc.* 1.500%, 11/15/22	1,665,429
1,150,000		Silicon Laboratories, Inc.^ 1.375%, 03/01/22	1,367,419
1,957,000		Weibo Corp.* 1.250%, 11/15/22	2,240,197
2,995,000		Workday, Inc.*^ 0.250%, 10/01/22	3,246,730
1,125,000		Zendesk, Inc.*^ 0.250%, 03/15/23	1,167,497

			14,782,564

		Materials (2.3%)
1,835,000		Cemex, SAB de CV 3.720%, 03/15/20	1,885,573
2,980,000		Royal Gold, Inc. 2.875%, 06/15/19	3,178,289

			5,063,862

		Real Estate (1.3%)
800,000	EUR	Aroundtown, SA 1.500%, 01/18/21	1,241,031
558,000		AYC Finance, Ltd. 0.500%, 05/02/19	584,298
8,000,000	HKD	Smart Insight International, Ltd. 0.000%, 01/27/19	1,017,872

			2,843,201

		Utilities (0.8%)
1,300,000	EUR	Sagerpar, SA 0.375%, 10/09/18	1,736,805

		TOTAL CONVERTIBLE BONDS (Cost $59,455,053)	61,697,289

SYNTHETIC CONVERTIBLE SECURITIES (2.4%)¤
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

PURCHASED OPTIONS (0.5%)#
		Consumer Discretionary (0.3%)
30 3,000		Amazon.com, Inc. Call, 05/18/18, Strike $1,500.00	244,200
8 800		Booking Holdings, Inc. Call, 01/17/20, Strike $1,920.00	394,240

90	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
520 52,000	Sony Corp. Call, 05/18/18, Strike $49.00	$7,800

		646,240

	Energy (0.2%)
160 16,000	Pioneer Natural Resources Company Call, 06/15/18, Strike $185.00	328,800

	Financials (0.0%)
1,000 100,000	Sberbank Of Russia PJSC Call, 06/15/18, Strike $18.50	12,750

	Information Technology (0.0%)
550 55,000	Taiwan Semiconductor Manufacturing Company, Ltd. Call, 01/18/19, Strike $45.00	46,750

	Materials (0.0%)
155 15,500	Air Products & Chemicals, Inc. Call, 06/15/18, Strike $170.00	17,050

	TOTAL PURCHASED OPTIONS	1,051,590

PRINCIPAL AMOUNT		VALUE

U.S. Government and Agency Securities (1.9%)
	United States Treasury Note
2,205,000	1.875%, 05/31/22	2,132,365
2,200,000	1.875%, 10/31/22	2,117,601

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	4,249,966

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $5,787,438)	5,301,556

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (5.8%)
	Health Care (0.6%)
21,700	Anthem, Inc. 5.250%, 05/01/18	1,233,862

	Industrials (0.5%)
20,300	Rexnord Corp. 5.750%, 11/15/19	1,216,072

	Real Estate (0.7%)
1,580	Crown Castle International Corp. 6.875%, 08/01/20	1,588,808

	Telecommunication Services (2.9%)
32,160	Alibaba Exchangeable (Softbank)*§ 5.750%, 06/03/19	6,496,352

NUMBER OF SHARES			VALUE

		Utilities (1.1%)
41,100		NextEra Energy, Inc. 6.123%, 09/01/19	$2,375,580

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $9,509,748)	12,910,674

COMMON STOCKS (60.4%)
		Consumer Discretionary (4.4%)
32,100	EUR	Daimler, AG	2,523,639
119,400	JPY	Panasonic Corp.	1,767,973
28,400		Starbucks Corp.	1,634,988
7,800	EUR	Volkswagen, AG	1,588,074
21,200		Walt Disney Company	2,126,996

			9,641,670

		Consumer Staples (6.6%)
49,800		Coca-Cola Company	2,151,858
14,000	EUR	Danone	1,134,081
55,700	GBP	Diageo, PLC	1,987,078
22,200	EUR	Kerry Group, PLC - Class A	2,257,294
44,800	CHF	Nestlé, SA	3,470,659
19,083	EUR	Unilever, NV	1,094,001
27,200		Walmart, Inc.	2,406,112

			14,501,083

		Energy (6.2%)
10,400		Chevron Corp.	1,301,144
2,496,000	HKD	China Petroleum & Chemical Corp. - Class H	2,430,752
21,600		Exxon Mobil Corp.	1,679,400
81,800	EUR	Royal Dutch Shell, PLC - Class A	2,862,489
42,800		Schlumberger, Ltd.	2,934,368
40,283	EUR	TOTAL, SA	2,531,854

			13,740,007

		Financials (14.5%)
60,500		American International Group, Inc.	3,388,000
113,900		Bank of America Corp.	3,407,888
14,300	EUR	BNP Paribas, SA	1,103,949
133,563	CHF	Credit Suisse Group, AG#	2,252,704
47,184		E*TRADE Financial Corp.#	2,863,125
11,000		Goldman Sachs Group, Inc.	2,621,630
117,000	INR	HDFC Bank, Ltd.	3,396,615
53,800	INR	Indiabulls Housing Finance, Ltd.	1,048,967
29,200		JPMorgan Chase & Company	3,176,376
191,500	HKD	Ping An Insurance Group Company of China, Ltd.	1,871,223
111,675	GBP	Prudential, PLC	2,871,614
14,550		S&P Global, Inc.	2,744,130

See accompanying Notes to Schedule of Investments	www.calamos.com	91

Global Growth and Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES			VALUE
54,100	EUR	UniCredit S.p.A	$1,172,883

			31,919,104

		Health Care (5.7%)
28,600		AbbVie, Inc.	2,761,330
19,500		Alexion Pharmaceuticals, Inc.#	2,293,785
35,600		Baxter International, Inc.	2,474,200
6,100		Humana, Inc.	1,794,498
25,100		Johnson & Johnson	3,174,899

			12,498,712

		Industrials (6.4%)
40,600		Delta Air Lines, Inc.	2,120,132
14,700	JPY	FANUC Corp.	3,148,894
274,000	GBP	International Consolidated Airlines Group, SA	2,368,514
14,100	EUR	KION Group, AG	1,175,301
48,500	JPY	Komatsu, Ltd.	1,653,302
61,950	INR	Larsen & Toubro, Ltd.	1,298,741
6,000		Raytheon Company	1,229,640
12,900	EUR	Schneider Electric, SE	1,169,313

			14,163,837

		Information Technology (15.6%)
4,600		Alphabet, Inc. - Class A#	4,685,468
25,900		Apple, Inc.	4,280,234
17,425	EUR	ASML Holding, NV	3,317,436
4,000	CAD	Constellation Software, Inc.	2,858,772
15,600		Facebook, Inc. - Class A#	2,683,200
14,300		MasterCard, Inc. - Class A	2,549,261
28,500		Microsoft Corp.	2,665,320
7,600	JPY	Nintendo Company, Ltd.	3,193,339
463,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	3,526,827
97,100	HKD	Tencent Holdings, Ltd.	4,773,716

			34,533,573

		Materials (1.0%)
480,000	GBP	Glencore, PLC#	2,312,157

		TOTAL COMMON STOCKS (Cost $106,541,630)	133,310,143

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.1%)#
		Other (0.1%)
1,580 158,000		iShares MSCI EAFE Index Fund Put, 05/18/18, Strike $71.00	101,910
955 95,500		iShares MSCI Emerging Markets ETF Put, 05/18/18, Strike $47.00	68,760

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
40 4,000	S&P 500 Index Put, 05/18/18, Strike $2,660.00	$151,800

	TOTAL PURCHASED OPTIONS (Cost $345,632)	322,470

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (3.8%)
4,149,469	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	4,150,714
4,148,851	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	4,148,851

	TOTAL SHORT TERM INVESTMENTS (Cost $8,299,439)	8,299,565

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.8%)
4,332,144	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***†	4,332,144
3,966,559	State Street Navigator Securities Lending Government Money Market Portfolio†	3,966,559

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $8,298,703)	8,298,703

TOTAL INVESTMENTS (104.3%) (Cost $198,237,643)		230,140,400

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.8%)		(8,298,703)

LIABILITIES, LESS OTHER ASSETS (-0.5%)		(1,173,876)

NET ASSETS (100.0%)		$220,667,821

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Canadian Dollar	05/30/18	4,386,000	$3,418,013	$(74,677)

92	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

#	Non-income producing security.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

***	The rate disclosed is the 7 day net yield as of April 30, 2018.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2018.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2018

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$142,550,308	61.9%
European Monetary Unit	30,402,543	13.2%
Hong Kong Dollar	15,009,597	6.5%
Japanese Yen	14,785,304	6.4%
British Pound Sterling	9,539,363	4.2%
Indian Rupee	5,744,323	2.5%
Swiss Franc	5,723,363	2.5%
New Taiwan Dollar	3,526,827	1.5%
Canadian Dollar	2,858,772	1.3%
Total Investments	$230,140,400	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	93

Convertible Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (75.3%)
	Consumer Discretionary (15.1%)
8,750,000	Booking Holdings, Inc.^~ 0.350%, 06/15/20	$14,606,375
3,105,000	Chegg, Inc.* 0.250%, 05/15/23	3,376,424
2,500,000	Ctrip.com International, Ltd. 1.000%, 07/01/20	2,584,387
11,000,000	DISH Network Corp.^ 3.375%, 08/15/26	10,055,045
6,000,000	Liberty Interactive, LLC~* 1.750%, 09/30/46	6,285,960
3,000,000	Liberty Media Corp./Liberty Formula One 1.000%, 01/30/23	3,122,340
	Liberty Media Corp.^
8,380,000	1.375%, 10/15/23	9,649,151
7,200,000	2.250%, 09/30/46	7,558,164
3,000,000	Marriott Vacations Worldwide Corp.~* 1.500%, 09/15/22	3,179,790
3,000,000	RH* 0.000%, 07/15/20	3,117,645
22,550,000	Tesla, Inc. 1.250%, 03/01/21	23,230,108
1,750,000	Wayfair, Inc.* 0.375%, 09/01/22	1,625,400

		88,390,789

	Energy (1.8%)
2,200,000	Helix Energy Solutions Group, Inc. 4.125%, 09/15/23	2,548,535
4,631,000	Oil States International, Inc.^* 1.500%, 02/15/23	5,138,442
2,400,000	TOTAL, SA 0.500%, 12/02/22	2,678,616

		10,365,593

	Financials (3.8%)
6,250,000	Ares Capital Corp.^ 3.750%, 02/01/22	6,391,812
2,982,000	IAC FinanceCo, Inc.^* 0.875%, 10/01/22	3,678,625
6,250,000	JPMorgan Chase Financial Company (Voya Financial, Inc.)§ 0.250%, 05/01/23	6,202,781
6,250,000	JPMorgan Chase Financial Company, LLC 0.250%, 05/01/23	6,237,844

		22,511,062

	Health Care (11.6%)
8,000,000	BioMarin Pharmaceutical, Inc.^ 1.500%, 10/15/20	9,004,640
2,400,000	Flexion Therapeutics, Inc.* 3.375%, 05/01/24	2,926,908

PRINCIPAL AMOUNT		VALUE
5,500,000	Illumina, Inc.^~ 0.000%, 06/15/19	$6,117,403
	Innoviva, Inc.
3,250,000	2.125%, 01/15/23	3,276,406
477,000	2.500%, 08/15/25*	512,882
1,500,000	Insmed, Inc. 1.750%, 01/15/25	1,406,198
6,000,000	Insulet Corp.* 1.375%, 11/15/24	6,832,200
2,370,000	Ironwood Pharmaceuticals, Inc. 2.250%, 06/15/22	3,125,058
4,040,000	Jazz Investments I, Ltd.^ 1.875%, 08/15/21	4,232,122
1,250,000	Medicines Company 2.750%, 07/15/23	1,160,906
6,633,000	Medidata Solutions, Inc. 1.000%, 08/01/18	8,201,439
1,600,000	Neurocrine Biosciences, Inc.^* 2.250%, 05/15/24	2,074,056
2,750,000	Nevro Corp. 1.750%, 06/01/21	3,215,273
2,575,000	NuVasive, Inc. 2.250%, 03/15/21	2,847,654
3,000,000	Pacira Pharmaceuticals, Inc. 2.375%, 04/01/22	2,818,965
3,000,000	Sarepta Therapeutics, Inc.* 1.500%, 11/15/24	3,865,980
2,652,000	Supernus Pharmaceuticals, Inc.^* 0.625%, 04/01/23	2,900,015
2,750,000	Teladoc, Inc.* 3.000%, 12/15/22	3,412,695

		67,930,800

	Industrials (5.7%)
2,455,000	Air Lease Corp. 3.875%, 12/01/18	3,581,219
3,500,000	Air Transport Services Group, Inc.^* 1.125%, 10/15/24	3,328,080
3,250,000	Atlas Air Worldwide Holdings, Inc.^ 2.250%, 06/01/22	3,803,589
4,750,000	Dycom Industries, Inc.^ 0.750%, 09/15/21	5,891,425
3,000,000	Echo Global Logistics, Inc. 2.500%, 05/01/20	3,087,645
4,500,000	Greenbrier Companies, Inc.^ 2.875%, 02/01/24	4,872,780
2,750,000	Meritor, Inc.^* 3.250%, 10/15/37	2,733,995
1,711,000	Patrick Industries, Inc.* 1.000%, 02/01/23	1,654,289
4,100,000	Tutor Perini Corp. 2.875%, 06/15/21	4,243,274

		33,196,296

94	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Information Technology (33.1%)
2,000,000	Advanced Micro Devices, Inc. 2.125%, 09/01/26	$3,112,540
5,500,000	Altaba, Inc. 0.000%, 12/01/18	7,282,715
3,250,000	Apptio, Inc.* 0.875%, 04/01/23	3,320,948
3,300,000	Atlassian, Inc.* 0.625%, 05/01/23	3,296,634
4,943,000	Citrix Systems, Inc.~ 0.500%, 04/15/19	7,131,316
2,750,000	Envestnet, Inc. 1.750%, 12/15/19	2,973,850
3,300,000	Etsy, Inc.* 0.000%, 03/01/23	3,590,301
1,167,000	Everbridge, Inc. 1.500%, 11/01/22	1,486,676
2,819,000	Finisar Corp.^ 0.500%, 12/15/36	2,549,349
6,000,000	Guidewire Software, Inc.^ 1.250%, 03/15/25	6,101,820
5,400,000	II-VI, Inc.^* 0.250%, 09/01/22	5,798,142
6,100,000	Inphi Corp.^ 0.750%, 09/01/21	5,649,850
5,500,000	Intel Corp.~ 3.250%, 08/01/39	13,675,475
3,100,000	Knowles Corp. 3.250%, 11/01/21	3,284,404
3,750,000	Lumentum Holdings, Inc.^ 0.250%, 03/15/24	4,189,219
13,750,000	Microchip Technology, Inc. 1.625%, 02/15/27	15,525,125
3,775,000	Micron Technology, Inc.~ 1.625%, 02/15/33	15,849,186
3,000,000	Nice Systems, Inc. 1.250%, 01/15/24	3,757,290
2,500,000	NXP Semiconductors, NV^ 1.000%, 12/01/19	2,960,100
3,000,000	Okta, Inc.^* 0.250%, 02/15/23	3,449,475
	ON Semiconductor Corp.
5,800,000	1.000%, 12/01/20	7,676,271
3,000,000	1.625%, 10/15/23^	3,868,950
3,250,000	OSI Systems, Inc. 1.250%, 09/01/22	2,952,024
2,600,000	Palo Alto Networks, Inc.^ 0.000%, 07/01/19	4,555,512
3,750,000	Proofpoint, Inc.^ 0.750%, 06/15/20	5,673,169
3,350,000	Pure Storage, Inc.* 0.125%, 04/15/23	3,481,990
3,150,000	Quotient Technology, Inc.* 1.750%, 12/01/22	3,319,722

PRINCIPAL AMOUNT		VALUE
3,750,000	RealPage, Inc.* 1.500%, 11/15/22	$5,270,344
2,250,000	Servicenow, Inc.^* 0.000%, 06/01/22	3,018,600
5,000,000	Silicon Laboratories, Inc. 1.375%, 03/01/22	5,945,300
2,620,000	Synaptics, Inc.* 0.500%, 06/15/22	2,449,608
3,250,000	Viavi Solutions, Inc. 1.000%, 03/01/24	3,265,535
5,250,000	Weibo Corp.* 1.250%, 11/15/22	6,009,727
14,250,000	Workday, Inc.* 0.250%, 10/01/22	15,447,712
6,000,000	Zendesk, Inc.* 0.250%, 03/15/23	6,226,650

		194,145,529

	Materials (1.3%)
4,000,000	Arconic, Inc. 1.625%, 10/15/19	4,021,720
3,450,000	Royal Gold, Inc.^ 2.875%, 06/15/19	3,679,563

		7,701,283

	Real Estate (2.1%)
3,100,000	Empire State Realty OP, LP* 2.625%, 08/15/19	3,219,257
4,700,000	IH Merger Sub, LLC 3.000%, 07/01/19	5,988,129
3,000,000	Starwood Property Trust, Inc.^ 4.375%, 04/01/23	3,030,945

		12,238,331

	Telecommunication Services (0.8%)
4,661,000	Q2 Holdings, Inc.^* 0.750%, 02/15/23	4,974,406

	TOTAL CONVERTIBLE BONDS (Cost $410,913,598)	441,454,089

SYNTHETIC CONVERTIBLE SECURITIES (2.3%)¤
U.S. Government and Agency Securities (2.0%)
6,000,000	United States Treasury Note 1.875%, 05/31/22	5,802,353
6,000,000	United States Treasury Note 2.375%, 03/15/21	5,959,881

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	11,762,234

See accompanying Notes to Schedule of Investments	www.calamos.com	95

Convertible Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Purchased Options (0.3%)#
	Financials (0.1%)
3,000 300,000	Bank of America Corp. Call, 01/18/19, Strike $30.00	$739,500

	Industrials (0.0%)
420 42,000	Stanley Black & Decker, Inc. Call, 01/18/19, Strike $170.00	55,650

	Information Technology (0.2%)
525 52,500	Red Hat, Inc. Call, 01/18/19, Strike $155.00	1,202,250

	TOTAL PURCHASED OPTIONS	1,997,400

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $14,423,797)	13,759,634

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (15.1%)
	Energy (2.0%)
86,650	Hess Corp.^ 8.000%, 02/01/19	5,633,983
81,900	WPX Energy, Inc. 6.250%, 07/31/18	5,877,144

		11,511,127

	Financials (6.1%)
54,750	AMG Capital Trust II^ 5.150%, 10/15/37	3,333,957
10,300	Bank of America Corp. 7.250%, 12/31/49	13,111,900
15,570	Virtus Investment Partners, Inc. 7.250%, 02/01/20	1,552,485
13,900	Wells Fargo & Company^ 7.500%, 12/31/49	17,800,479

		35,798,821

	Health Care (2.3%)
139,000	Anthem, Inc. 5.250%, 05/01/18	7,903,540
90,500	Becton Dickinson and Company 6.125%, 05/01/20	5,461,675

		13,365,215

	Industrials (0.7%)
65,400	Rexnord Corp. 5.750%, 11/15/19	3,917,787

	Real Estate (1.5%)
6,200	Crown Castle International Corp. 6.875%, 08/01/20	6,234,565

NUMBER OF SHARES		VALUE
52,200	Welltower, Inc.^ 6.500%, 06/28/18	$2,922,156

		9,156,721

	Utilities (2.5%)
69,000	DTE Energy Company 6.500%, 10/01/19	3,608,472
193,000	NextEra Energy, Inc. 6.123%, 09/01/19	11,155,400

		14,763,872

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $79,460,064)	88,513,543

COMMON STOCKS (2.7%)
	Health Care (1.0%)
68,750	Molina Healthcare, Inc.^#	5,723,438

	Information Technology (1.7%)
53,450	Lam Research Corp.	9,891,457

	TOTAL COMMON STOCKS (Cost $9,447,546)	15,614,895

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

PURCHASED OPTION (0.0%)#
	Consumer Discretionary (0.0%)
56 5,600	Booking Holdings, Inc. Put, 06/15/18, Strike $1,900.00 (Cost $758,438)	75,880

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (5.3%)
15,529,593	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	15,534,252
15,512,605	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	15,512,605

	TOTAL SHORT TERM INVESTMENTS (Cost $31,046,507)	31,046,857

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (16.1%)
39,778,954	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***†	39,778,954

96	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
54,671,159	State Street Navigator Securities Lending Government Money Market Portfolio†	$54,671,159

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $94,450,113)	94,450,113

TOTAL INVESTMENTS (116.8%) (Cost $640,500,063)		684,915,011

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-16.1%)		(94,450,113)

LIABILITIES, LESS OTHER ASSETS (-0.7%)		(4,086,088)

NET ASSETS (100.0%)		$586,378,810

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

WRITTEN OPTION (0.0%)#
	Consumer Discretionary (0.0%)
56 5,600	Booking Holdings, Inc. Put, 06/15/18, Strike $1,650.00 (Premium $276,435)	(14,280)

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $13,017.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of April 30, 2018.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2018.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	97

Global Convertible Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (73.9%)
		Consumer Discretionary (11.0%)
1,000,000		Cie Generale des Etablissements Michelin SCA 0.000%, 01/10/22	$1,031,590
		Ctrip.com International, Ltd.
1,610,000		1.250%, 09/15/22^	1,627,895
690,000		1.000%, 07/01/20	713,291
60,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	659,720
850,000		DISH Network Corp.^ 3.375%, 08/15/26	776,981
60,000,000	JPY	Iida Group Holdings Company, Ltd. 0.000%, 06/18/20	566,603
425,000		Liberty Expedia Holdings, Inc.^* 1.000%, 06/30/47	417,180
970,000		Liberty Interactive, LLC* 1.750%, 09/30/46	1,016,230
745,000		Liberty Media Corp. 1.375%, 10/15/23	857,830
510,000		Marriott Vacations Worldwide Corp.* 1.500%, 09/15/22	540,564
436,000	EUR	SEB, SA 0.000%, 11/17/21	1,062,357
470,000		Shanghai Port Group BVI Holding Company, Ltd. 0.000%, 08/09/22	517,205
900,000	EUR	Steinhoff Finance Holding Company 1.250%, 10/21/23	525,889
		Tesla, Inc.
2,001,000		1.250%, 03/01/21	2,061,350
365,000		2.375%, 03/15/22	401,254
1,000,000		Valeo, SA 0.000%, 06/16/21	1,034,050
4,000,000	HKD	Zhongsheng Group Holdings, Ltd. 0.000%, 10/25/18	579,921

			14,389,910

		Energy (3.8%)
405,000		Nabors Industries, Inc.^ 0.750%, 01/15/24	318,529
450,000		SM Energy Company 1.500%, 07/01/21	462,368
2,400,000		TOTAL, SA 0.500%, 12/02/22	2,678,616
800,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	1,024,964
480,000		Whiting Petroleum Corp. 1.250%, 04/01/20	456,588

			4,941,065

		Financials (9.1%)
95,000,000	JPY	AEON Financial Service Company, Ltd. 0.000%, 09/13/19	963,674

PRINCIPAL AMOUNT			VALUE
1,200,000	EUR	AURELIUS Equity Opportunities SE & Co. KGaA 1.000%, 12/01/20	$1,839,781
2,400,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	2,995,982
1,789,500	EUR	Credit Agricole, SA 0.000%, 10/03/19	1,696,655
700,000	EUR	Cromwell SPV Finance Pty, Ltd. 2.000%, 02/04/20	849,149
2,000,000	HKD	Haitong International Securities Group, Ltd. 0.000%, 10/25/21	261,553
250,000		IAC FinanceCo, Inc.^* 0.875%, 10/01/22	308,403
400,000	EUR	LEG Immobilien, AG 0.875%, 09/01/25	520,512
50,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	497,946
800,000	EUR	Solidium Oy 0.000%, 09/04/18	980,170
900,000		Yamaguchi Financial Group, Inc.‡ 1.786%, 03/26/20 3 mo. USD LIBOR - 0.50%	961,024

			11,874,849

		Health Care (8.3%)
400,000	EUR	Bayer Capital Corp., BV 5.625%, 11/22/19	520,314
900,000	EUR	Bayer, AG 0.050%, 06/15/20	1,264,152
		BioMarin Pharmaceutical, Inc.
425,000		1.500%, 10/15/20	478,372
330,000		0.750%, 10/15/18	341,063
500,000	EUR	GN Store Nord, A/S 0.000%, 05/31/22	654,764
620,000		Illumina, Inc. 0.000%, 06/15/19	689,598
760,000	SGD	Indah Capital, Ltd. 0.000%, 10/24/18	614,964
262,000		Innoviva, Inc.* 2.500%, 08/15/25	281,709
540,000		Insulet Corp.* 1.375%, 11/15/24	614,898
1,000,000	EUR	Magyar Nemzeti Vagyonkezelo Zrt 3.375%, 04/02/19	1,271,011
360,000		Medidata Solutions, Inc. 1.000%, 08/01/18	445,126
700,000		Molina Healthcare, Inc. 1.625%, 08/15/44	1,007,184
805,000		NuVasive, Inc. 2.250%, 03/15/21	890,237
625,000		Pacira Pharmaceuticals, Inc. 2.375%, 04/01/22	587,284

98	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Convertible Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT			VALUE
1,000,000		QIAGEN, NV 0.875%, 03/19/21	$1,260,810

			10,921,486

		Industrials (10.3%)
140,000,000	JPY	ANA Holdings, Inc. 0.000%, 09/19/24	1,346,565
1,380,000	EUR	Elis, SA 0.000%, 10/06/23	549,174
705,000		Greenbrier Companies, Inc.^ 2.875%, 02/01/24	763,402
13,000,000	HKD	Harvest International Company 0.000%, 11/21/22	1,770,433
1,000,000		Johnson Electric Holdings, Ltd. 1.000%, 04/02/21	1,084,730
70,000,000	JPY	Kandenko Company, Ltd. 0.000%, 03/31/21	775,776
130,000,000	JPY	Kansai Paint Company, Ltd. 0.000%, 06/17/19	1,249,240
665,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	706,699
130,000,000	JPY	LIXIL Group Corp. 0.000%, 03/04/22	1,196,851
1,879,500	EUR	Safran, SA 0.000%, 12/31/20	2,427,347
400,000	EUR	Symrise, AG 0.238%, 06/20/24	526,125
1,000,000		Vinci, SA 0.375%, 02/16/22	1,110,350

			13,506,692

		Information Technology (18.0%)
1,685,000		Altaba, Inc. 0.000%, 12/01/18	2,231,159
1,814,000		Citrix Systems, Inc.~ 0.500%, 04/15/19	2,617,076
287,000		Coupa Software, Inc.^* 0.375%, 01/15/23	351,076
630,000		Etsy, Inc.* 0.000%, 03/01/23	685,421
348,000		Euronet Worldwide, Inc. 1.500%, 10/01/44	412,403
		FireEye, Inc.
330,000		1.625%, 06/01/35	309,015
183,000		1.000%, 06/01/35^	175,384
1,200,000		Hon Hai Precision Industry Company, Ltd. 0.000%, 11/06/22	1,201,254
475,000		II-VI, Inc.* 0.250%, 09/01/22	510,022
400,000		Inphi Corp.^ 0.750%, 09/01/21	370,482
595,000		Lumentum Holdings, Inc.^ 0.250%, 03/15/24	664,689

PRINCIPAL AMOUNT			VALUE
1,480,000		Microchip Technology, Inc. 1.625%, 02/15/27	$1,671,068
		Micron Technology, Inc.
305,000		2.125%, 02/15/33^~	1,281,273
45,000		1.625%, 02/15/33	188,931
405,000		Nice Systems, Inc. 1.250%, 01/15/24	507,234
840,000		NXP Semiconductors, NV^ 1.000%, 12/01/19	994,594
617,000		Okta, Inc.* 0.250%, 02/15/23	709,442
395,000		ON Semiconductor Corp. 1.000%, 12/01/20	522,780
480,000		RealPage, Inc.* 1.500%, 11/15/22	674,604
800,000	EUR	Rocket Internet, SE 3.000%, 07/22/22	1,010,698
450,000		Silicon Laboratories, Inc. 1.375%, 03/01/22	535,077
465,000		Square, Inc. 0.375%, 03/01/22	987,781
600,000		STMicroelectronics, NV 0.000%, 07/03/22	731,172
221,000		Synaptics, Inc.* 0.500%, 06/15/22	206,627
400,000		Teradyne, Inc. 1.250%, 12/15/23	488,982
405,000		Veeco Instruments, Inc.^ 2.700%, 01/15/23	362,125
523,000		Weibo Corp.* 1.250%, 11/15/22	598,683
1,730,000		Workday, Inc.* 0.250%, 10/01/22	1,875,406
640,000		Zendesk, Inc.* 0.250%, 03/15/23	664,176

			23,538,634

		Materials (2.4%)
2,750,000		BASF, SE 0.925%, 03/09/23	2,701,944
300,000	EUR	Buzzi Unicem, S.p.A. 1.375%, 07/17/19	487,130

			3,189,074

		Real Estate (5.9%)
800,000	EUR	Aroundtown, SA 1.500%, 01/18/21	1,241,031
1,648,000		AYC Finance, Ltd. 0.500%, 05/02/19	1,725,670
900,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	1,107,066
1,300,000		IH Merger Sub, LLC 3.000%, 07/01/19	1,656,291

See accompanying Notes to Schedule of Investments	www.calamos.com	99

Global Convertible Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT			VALUE
6,000,000	HKD	Smart Insight International, Ltd. 0.000%, 01/27/19	$763,404
1,179,000		Starwood Property Trust, Inc. 4.000%, 01/15/19	1,263,363

			7,756,825

		Telecommunication Services (4.3%)
2,300,000	EUR	America Movil, SAB de CV 0.000%, 05/28/20	2,751,663
477,000		Q2 Holdings, Inc.* 0.750%, 02/15/23	509,073
2,400,000		Telenor East Holding II AS 0.250%, 09/20/19	2,343,312

			5,604,048

		Utilities (0.8%)
800,000	EUR	Sagerpar, SA 0.375%, 10/09/18	1,068,803

		TOTAL CONVERTIBLE BONDS (Cost $93,325,331)	96,791,386

SYNTHETIC CONVERTIBLE SECURITIES (11.0%)¤
Corporate Bonds (2.0%)
		Consumer Discretionary (0.9%)
625,000		Lennar Corp.* 6.625%, 05/01/20	660,056
479,000		Mediacom Broadband, LLC / Mediacom Broadband Corp. 5.500%, 04/15/21	484,700

			1,144,756

		Health Care (0.5%)
630,000		HCA Healthcare, Inc.^ 6.250%, 02/15/21	664,074

		Industrials (0.4%)
450,000		AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust^ 5.000%, 10/01/21	467,901

		Telecommunication Services (0.2%)
283,000		Sprint Corp. 7.250%, 09/15/21	300,477

		TOTAL CORPORATE BONDS	2,577,208

U.S. Government and Agency Securities (8.0%)
		United States Treasury Note
3,986,000		1.875%, 05/31/22	3,854,697
3,719,000		1.000%, 06/30/19	3,662,335
3,010,000		1.750%, 10/31/20	2,949,499

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	10,466,531

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

Purchased Options (1.0%)#
		Consumer Discretionary (0.6%)
8 800		Booking Holdings, Inc. Call, 01/17/20, Strike $1,920.00	$394,240
43 4,300	EUR	Kering, SA Call, 12/21/18, Strike 480.00	175,564
63 6,300	EUR	LVMH Moet Hennessy Louis Vuitt, SE Call, 12/21/18, Strike 290.00	148,506
		Sony Corp.
495 49,500		Call, 07/20/18, Strike $46.00	107,662
445 44,500		Call, 07/20/18, Strike $52.50	16,688

			842,660

		Industrials (0.1%)
285 28,500	EUR	Airbus, SE Call, 06/15/18, Strike 100.00	74,168

		Information Technology (0.2%)
87 8,700		Lam Research Corp. Call, 06/15/18, Strike $200.00	30,450
189 18,900		Red Hat, Inc. Call, 09/21/18, Strike $160.00	277,830

			308,280

		Materials (0.1%)
297 298,485	GBP	Glencore, PLC Call, 12/21/18, Strike 3.80	90,403

		TOTAL PURCHASED OPTIONS	1,315,511

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $14,645,060)	14,359,250

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (8.9%)
		Energy (2.4%)
22,645		Hess Corp. 8.000%, 02/01/19	1,472,378
23,155		WPX Energy, Inc. 6.250%, 07/31/18	1,661,603

			3,133,981

		Financials (5.3%)
6,300		Assurant, Inc.^ 6.500%, 03/15/21	665,028
2,570		Bank of America Corp. 7.250%, 12/31/49	3,271,610
2,345		Wells Fargo & Company 7.500%, 12/31/49	3,003,030

			6,939,668

100	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Convertible Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES		VALUE

	Real Estate (0.3%)
440	Crown Castle International Corp. 6.875%, 08/01/20	$442,453

	Utilities (0.9%)
10,735	DTE Energy Company 6.500%, 10/01/19	561,405
7,505	NextEra Energy, Inc. 6.371%, 09/01/18	550,492

		1,111,897

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $10,444,899)	11,627,999

COMMON STOCK (1.0%)
	Information Technology (1.0%)
11,073	Salesforce.com, Inc.# (Cost $1,283,471)	1,339,722

SHORT TERM INVESTMENTS (4.8%)
3,129,297	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	3,130,236
3,122,984	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	3,122,984

	TOTAL SHORT TERM INVESTMENTS (Cost $6,253,023)	6,253,220

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (6.5%)
3,503,545	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***†	3,503,545
5,059,140	State Street Navigator Securities Lending Government Money Market Portfolio†	5,059,140

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $8,562,685)	8,562,685

TOTAL INVESTMENTS (106.1%) (Cost $134,514,469)		138,934,262

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.5%)		(8,562,685)

OTHER ASSETS, LESS LIABILITIES (0.4%)		546,721

NET ASSETS (100.0%)		$130,918,298

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

‡	Variable rate security. The rate shown is the rate in effect at April 30, 2018.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $456,578.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of April 30, 2018.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2018.

FOREIGN CURRENCY ABBREVIATIONS

EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2018

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$101,849,198	73.3%
European Monetary Unit	25,748,011	18.5%
Japanese Yen	7,256,375	5.2%
Hong Kong Dollar	3,375,311	2.4%
Singapore Dollar	614,964	0.5%
British Pound Sterling	90,403	0.1%
Total Investments	$138,934,262	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	101

Total Return Bond Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (55.0%)
	Consumer Discretionary (7.4%)
200,000	Allergan Funding SCS^ 3.800%, 03/15/25	$192,155
250,000	American Honda Finance Corp. 1.650%, 07/12/21	238,745
350,000	BMW US Capital, LLC* 3.100%, 04/12/21	348,936
275,000	Cargill, Inc.* 3.250%, 03/01/23	272,500
150,000	CCO Holdings, LLC / CCO Holdings Capital Corp.^* 5.750%, 02/15/26	149,068
200,000	Charter Communications Operating, LLC / Charter Communications Operating Capital 4.908%, 07/23/25	203,469
250,000	Comcast Corp. 3.900%, 03/01/38	234,849
250,000	D.R. Horton, Inc. 4.750%, 02/15/23	260,222
150,000	DISH DBS Corp.^ 7.750%, 07/01/26	136,817
500,000	Expedia Group, Inc. 5.950%, 08/15/20	527,697
250,000	Ford Motor Credit Company, LLC^ 5.875%, 08/02/21	266,225
250,000	General Motors Company, Inc. 3.700%, 05/09/23	245,901
500,000	Harley-Davidson Financial Services, Inc.* 2.150%, 02/26/20	490,740
250,000	Hasbro, Inc. 3.150%, 05/15/21	248,870
150,000	L Brands, Inc.^ 5.625%, 02/15/22	155,912
150,000	Lennar Corp.^ 4.750%, 11/15/22	150,375
200,000	Mattel, Inc.^* 6.750%, 12/31/25	195,250
100,000	Meritage Homes Corp.* 6.000%, 06/01/25	103,101
250,000	Starbucks Corp.^ 3.100%, 03/01/23	248,108
250,000	Time Warner, Inc. 3.600%, 07/15/25	241,913

		4,910,853

	Consumer Staples (3.1%)
250,000	Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26	244,975
200,000	Brown-Forman Corp.^ 3.500%, 04/15/25	198,373
400,000	General Mills, Inc. 2.600%, 10/12/22	383,556

PRINCIPAL AMOUNT		VALUE
250,000	JBS USA LUX SA / JBS USA Finance, Inc.* 7.250%, 06/01/21	$253,079
500,000	Mondelez International Holdings Netherlands, BV* 2.000%, 10/28/21	476,605
500,000	WM Wrigley Jr. Company* 3.375%, 10/21/20	502,785

		2,059,373

	Energy (2.5%)
200,000	Buckeye Partners, LP^‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	195,704
150,000	CenterPoint Energy Houston Electric, LLC 3.950%, 03/01/48	149,019
300,000	Energy Transfer Partners, LP‡ 5.376%, 11/01/66 3 mo. USD LIBOR + 3.02%	265,137
250,000	Enterprise Products Operating, LLC‡ 4.875%, 08/16/77 3 mo. USD LIBOR + 2.99%	244,118
250,000	Exxon Mobil Corp.^ 2.709%, 03/06/25	239,520
175,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	170,376
190,000	Rochester Gas & Electric* 3.100%, 06/01/27	180,624
250,000	Schlumberger Investment, SA* 3.300%, 09/14/21	250,366

		1,694,864

	Financials (17.2%)
250,000	Allstate Corp.‡ 3.774%, 05/15/37 3 mo. USD LIBOR + 1.94%	250,098
100,000	Ally Financial, Inc.^ 8.000%, 11/01/31	121,717
250,000	American Express Company^ 3.000%, 10/30/24	238,374
500,000	AON Corp. 5.000%, 09/30/20	519,647
500,000	Axis Specialty Finance, PLC^ 4.000%, 12/06/27	475,272
450,000	Bank of America Corp.‡ 3.366%, 01/23/26 3 mo. USD LIBOR + 0.81%	433,337
500,000	Bank of Montreal 1.900%, 08/27/21	478,737
500,000	Bank of Nova Scotia 2.450%, 09/19/22	480,157
250,000	Berkshire Hathaway, Inc. 2.750%, 03/15/23	243,771
350,000	Capital One Financial Corp. 3.200%, 01/30/23	339,889

102	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE
300,000	CBOE Global Markets, Inc. 1.950%, 06/28/19	$296,472
350,000	Charles Schwab Corp.^‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	341,311
250,000	CIT Group, Inc. 4.125%, 03/09/21	250,643
250,000	Citigroup, Inc.^‡ 3.520%, 10/27/28 3 mo. USD LIBOR + 1.15%	235,641
300,000	Dell International, LLC / EMC Corp.^* 6.020%, 06/15/26	318,734
350,000	Discover Bank 3.450%, 07/27/26	326,142
250,000	EPR Properties 4.950%, 04/15/28	243,178
250,000	Franklin Resources, Inc. 2.850%, 03/30/25	237,491
400,000	Goldman Sachs Group, Inc.^‡ 3.814%, 04/23/29 3 mo. USD LIBOR + 1.16%	383,184
250,000	ILFC E-Capital Trust II*‡ 4.890%, 12/21/65 3 mo. USD LIBOR + 1.80%	241,539
500,000	JPMorgan Chase & Company‡ 3.220%, 03/01/25 3 mo. USD LIBOR + 1.16%	482,405
350,000	Macquarie Group, Ltd.^*‡ 4.150%, 03/27/24 3 mo. USD LIBOR + 1.33%	348,668
250,000	Markel Corp. 3.500%, 11/01/27	236,315
400,000	MetLife, Inc. 6.400%, 12/15/36	436,728
500,000	Morgan Stanley^ 2.500%, 04/21/21	488,477
300,000	Oil Insurance, Ltd.*‡ 5.290%, 05/31/18 3 mo. USD LIBOR + 2.98%	300,432
850,000	Private Export Funding Corp.* 2.650%, 02/16/21	845,635
250,000	RenaissanceRe Finance, Inc. 3.450%, 07/01/27	235,434
250,000	State Street Corp. 1.950%, 05/19/21	241,693
500,000	Toronto-Dominion Bank 2.125%, 04/07/21	485,447
200,000	Travelers Companies, Inc.^ 4.050%, 03/07/48	196,110
250,000	US Bancorp 3.600%, 09/11/24	247,543
250,000	Ventas Realty, LP 4.000%, 03/01/28	241,341

PRINCIPAL AMOUNT		VALUE
250,000	Wells Fargo & Company 4.400%, 06/14/46	$233,513

		11,475,075

	Health Care (5.0%)
500,000	AbbVie, Inc.^ 2.850%, 05/14/23	481,732
200,000	Aetna, Inc. 2.750%, 11/15/22	192,869
150,000	CVS Health Corp.^ 4.780%, 03/25/38	148,363
150,000	DaVita, Inc.^ 5.125%, 07/15/24	145,831
500,000	Edwards Lifesciences Corp. 2.875%, 10/15/18	500,210
400,000	HCA, Inc.^ 4.500%, 02/15/27	382,412
200,000	Humana, Inc. 3.850%, 10/01/24	199,416
250,000	Johnson & Johnson 3.400%, 01/15/38	235,851
100,000	Magellan Health, Inc. 4.400%, 09/22/24	98,079
400,000	Teva Pharmaceutical Finance IV, BV 3.650%, 11/10/21	375,600
200,000	Thermo Fisher Scientific, Inc. 3.150%, 01/15/23	195,445
250,000	UnitedHealth Group, Inc.^ 2.875%, 03/15/22	246,445
100,000	Valeant Pharmaceuticals International, Inc.^* 7.250%, 07/15/22	101,129

		3,303,382

	Industrials (2.8%)
205,000	Aircastle, Ltd. 5.000%, 04/01/23	210,914
400,000	Delta Air Lines, Inc. 3.625%, 03/15/22	396,486
200,000	IHO Verwaltungs GmbH^* 4.125%, 09/15/21 4.875% PIK rate	200,157
200,000	Rockwell Collins, Inc.^ 2.800%, 03/15/22	194,398
250,000	Southwest Airlines Company 2.750%, 11/06/19	249,275
175,000	United Parcel Service, Inc. 2.500%, 04/01/23	168,958
250,000	Verisk Analytics, Inc. 4.125%, 09/12/22	254,992
200,000	Vulcan Materials Company‡ 2.570%, 03/01/21 3 mo. USD LIBOR + 0.65%	200,390

		1,875,570

See accompanying Notes to Schedule of Investments	www.calamos.com	103

Total Return Bond Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Information Technology (5.1%)
200,000	Alliance Data Systems Corp.* 5.375%, 08/01/22	$201,248
250,000	Amphenol Corp. 4.000%, 02/01/22	255,434
500,000	Apple, Inc.^ 4.375%, 05/13/45	512,507
200,000	CDK Global, Inc.^ 4.875%, 06/01/27	193,031
250,000	Cisco Systems, Inc.^ 1.850%, 09/20/21	240,548
300,000	Electronic Arts, Inc. 4.800%, 03/01/26	317,431
500,000	Fiserv, Inc. 3.500%, 10/01/22	499,602
250,000	Hewlett Packard Enterprise Company^ 4.900%, 10/15/25	257,108
500,000	Microsoft Corp. 4.100%, 02/06/37	516,940
185,000	Nuance Communications, Inc. 6.000%, 07/01/24	190,578
250,000	NXP BV / NXP Funding LLC^* 4.125%, 06/01/21	250,911

		3,435,338

	Materials (1.4%)
200,000	Alcoa Nederland Holding, BV^* 6.750%, 09/30/24	214,812
100,000	ArcelorMittal, SA^ 7.250%, 10/15/39	118,737
250,000	Georgia-Pacific, LLC* 3.600%, 03/01/25	248,770
140,000	Kinross Gold Corp.* 4.500%, 07/15/27	131,919
200,000	Steel Dynamics, Inc.^ 5.000%, 12/15/26	198,952

		913,190

	Real Estate (3.9%)
500,000	American Tower Corp. 5.900%, 11/01/21	538,667
400,000	Federal Realty Investment Trust 3.250%, 07/15/27	375,548
250,000	HCP, Inc. 4.200%, 03/01/24	249,909
300,000	Hospitality Properties Trust 3.950%, 01/15/28	273,684
300,000	MPT Operating Partnership, LP / MPT Finance Corp. 5.000%, 10/15/27	285,495
450,000	SL Green Operating Partnership, LP 3.250%, 10/15/22	436,129
100,000	Starwood Property Trust, Inc.^* 4.750%, 03/15/25	96,732

PRINCIPAL AMOUNT		VALUE
400,000	Tanger Properties, LP^ 3.875%, 07/15/27	$379,458

		2,635,622

	Telecommunication Services (2.7%)
450,000	AT&T, Inc. 4.900%, 08/14/37	455,346
250,000	British Telecommunications, PLC 2.350%, 02/14/19	249,239
200,000	CSC Holdings, LLC^* 5.500%, 04/15/27	192,460
150,000	Embarq Corp.^ 7.995%, 06/01/36	143,110
150,000	Sprint Corp.^ 7.125%, 06/15/24	154,879
200,000	Sprint Spectrum Company, LLC / Sprint Spectrum Company II, LLC / Sprint Spectrum Company III, LLC* 4.738%, 03/20/25	202,003
150,000	United States Cellular Corp. 6.700%, 12/15/33	158,278
250,000	Verizon Communications, Inc. 3.500%, 11/01/24	245,631

		1,800,946

	Utilities (3.9%)
250,000	AES Corp.^ 4.000%, 03/15/21	251,706
500,000	Alabama Power Company 2.450%, 03/30/22	484,667
150,000	Berkshire Hathaway Energy Company* 3.800%, 07/15/48	139,918
	Duke Energy Carolinas, LLC
200,000	3.050%, 03/15/23^	198,678
150,000	3.700%, 12/01/47	142,182
500,000	Exelon Corp. 2.450%, 04/15/21	485,352
250,000	NextEra Energy Capital Holdings, Inc. 2.700%, 09/15/19	248,973
100,000	NGPL PipeCo, LLC* 4.875%, 08/15/27	97,511
150,000	Northern States Power Co. 3.750%, 12/01/47	139,907
143,000	NRG Energy, Inc.^* 5.750%, 01/15/28	141,877
150,000	PECO Energy Company 3.900%, 03/01/48	147,020
150,000	Public Service Electric & Gas Company^ 3.600%, 12/01/47	140,036

		2,617,827

	TOTAL CORPORATE BONDS (Cost $37,352,830)	36,722,040

104	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE
BANK LOANS (3.2%)‡
	Financials (0.5%)
350,000	GLP Financing, LLC 3.397%, 04/28/21	$347,375

	Health Care (0.9%)
299,244	Mallinckrodt International Finance, SA 5.203%, 09/24/24	297,337
275,000	Amneal Pharmaceuticals, LLC! 0.000%, 03/07/25	276,633

		573,970

	Industrials (0.9%)
299,250	TransDigm, Inc. 4.712%, 08/22/24	301,100
275,000	Scientific Games International, Inc. 4.726%, 08/14/24	276,998

		578,098

	Information Technology (0.4%)
275,000	First Data Corp. 4.147%, 04/26/24	276,276

	Telecommunication Services (0.5%)
350,000	CSC Holdings, LLC 4.397%, 01/25/26	350,656

	TOTAL BANK LOANS (Cost $2,128,872)	2,126,375

U.S. GOVERNMENT AND AGENCY SECURITIES (30.5%)
	Federal Home Loan Mortgage Corp.
1,000,000	1.375%, 08/15/19	987,235
838,203	2.892%, 06/25/27	819,862
584,142	3.500%, 11/01/47	580,189
460,000	3.350%, 01/25/28	456,190
	Federal National Mortgage Association
1,130,634	3.000%, 07/01/46	1,091,117
1,000,000	1.875%, 04/05/22^	965,940
952,105	3.500%, 08/01/47	945,318
697,962	4.000%, 04/01/48	711,260
598,593	4.500%, 04/01/48	624,617
523,940	4.000%, 03/01/47	533,970
487,827	3.000%, 02/01/33	484,033
	Government National Mortgage Association II Pool
880,368	3.500%, 10/20/47	881,852
587,527	3.000%, 10/20/47	572,793
	United States Treasury Bond
1,850,000	2.750%, 08/15/47	1,719,889
1,000,000	3.500%, 02/15/39	1,072,654
750,000	2.875%, 11/15/46^	715,850
600,000	3.000%, 05/15/47	586,781
	United States Treasury Inflation Indexed Note
1,261,588	0.500%, 01/15/28	1,229,535
524,900	0.375%, 07/15/25	513,868

PRINCIPAL AMOUNT		VALUE
	United States Treasury Note
1,250,000	1.875%, 03/31/22	$1,210,644
1,000,000	2.125%, 11/30/23	963,311
1,000,000	1.375%, 09/15/20	973,013
500,000	2.125%, 03/31/24	480,031
500,000	2.000%, 11/30/22	483,552
500,000	1.250%, 08/31/19	492,618
300,000	2.000%, 02/15/25	283,293

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $20,943,620)	20,379,415

ASSET BACKED SECURITIES (8.6%)
680,000	Ally Master Owner Trust 2.700%, 01/17/23	673,427
1,000,000	American Express Credit Account Master Trust Series 2017-6, Class A 2.040%, 05/15/23	979,757
235,000	Dell Equipment Finance Trust 2017-2* 2.470%, 10/24/22	231,930
534,000	Dell Equipment Finance Trust Series 2017-2, Class A3* 2.190%, 10/24/22	527,515
200,000	Enterprise Fleet Financing, LLC* 2.870%, 10/20/23	199,480
500,000	Ford Credit Floorplan Master Owner Trust A 2.950%, 05/15/23	498,064
500,000	Golden Credit Card Trust* 2.620%, 01/15/23	493,600
350,000	Hertz Fleet Lease Funding, LP* 3.230%, 05/10/32	350,191
400,000	SoFi Professional Loan Program LLC Series 2016-C, Class A2B* 2.360%, 12/27/32	390,462
500,000	SoFi Professional Loan Program LLC Series 2017-F* 2.840%, 01/25/41	487,335
400,000	Verizon Owner Trust 2018-1* 2.820%, 09/20/22	398,480
492,000	World Financial Network Credit Card Master Trust 2.120%, 03/15/24	482,786

	TOTAL ASSET BACKED SECURITIES (Cost $5,779,247)	5,713,027

RESIDENTIAL MORTGAGE BACKED SECURITY (1.1%)
741,865	SBA Small Business Investment Companies Series 2017-10B, Class 1 2.518%, 09/10/27 (Cost $741,865)	716,385

See accompanying Notes to Schedule of Investments	www.calamos.com	105

Total Return Bond Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (1.3%)
422,099	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	$422,225
422,123	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	422,123

	TOTAL SHORT TERM INVESTMENTS (Cost $844,348)	844,348

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (14.4%)
4,287,602	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***†	4,287,602
5,308,779	State Street Navigator Securities Lending Government Money Market Portfolio†	5,308,779

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $9,596,381)	9,596,381

TOTAL INVESTMENTS (114.1%) (Cost $77,387,163)		76,097,971

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-14.4%)		(9,596,381)

OTHER ASSETS, LESS LIABILITIES (0.3%)		219,906

NET ASSETS (100.0%)		$66,721,496

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

‡	Variable rate security. The rate shown is the rate in effect at April 30, 2018.

!	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

***	The rate disclosed is the 7 day net yield as of April 30, 2018.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2018.

106	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

High Income Opportunities Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (86.2%)
	Consumer Discretionary (11.5%)
70,000	American Greetings Corp.* 7.875%, 02/15/25	$70,764
140,000	AV Homes, Inc. 6.625%, 05/15/22	143,944
195,000	Beverages & More, Inc.* 11.500%, 06/15/22	178,341
	CCO Holdings, LLC / CCO Holdings Capital Corp.
365,000	5.125%, 05/01/27*^	342,467
110,000	5.750%, 09/01/23	111,521
80,000	5.000%, 02/01/28*	73,731
	Century Communities, Inc.
469,000	6.875%, 05/15/22	483,241
85,000	5.875%, 07/15/25	81,273
155,000	CRC Escrow Issuer, LLC*^ 5.250%, 10/15/25	148,219
263,000	Dana, Inc. 5.500%, 12/15/24	268,538
	DISH DBS Corp.^
200,000	5.875%, 11/15/24	171,001
150,000	7.750%, 07/01/26	136,817
270,000	Eldorado Resorts, Inc. 6.000%, 04/01/25	267,795
375,000	ESH Hospitality, Inc.*^ 5.250%, 05/01/25	367,101
105,000	GameStop Corp.*^ 6.750%, 03/15/21	106,920
110,000	goeasy, Ltd.* 7.875%, 11/01/22	117,243
65,000	Guitar Center Escrow Issuer, Inc.* 9.500%, 10/15/21	63,476
200,000	Horizon Pharma, Inc. / Horizon Pharma USA, Inc.*^ 8.750%, 11/01/24	213,762
480,000	L Brands, Inc. 6.875%, 11/01/35	454,253
170,000	M/I Homes, Inc. 5.625%, 08/01/25	163,849
305,000	Mattel, Inc.*^ 6.750%, 12/31/25	297,756
200,000	Mclaren Finance, PLC* 5.750%, 08/01/22	201,265
155,000	Meritage Homes Corp.* 6.000%, 06/01/25	159,807
285,000	Penske Automotive Group, Inc. 5.375%, 12/01/24	283,363
	PetSmart, Inc.*^
140,000	5.875%, 06/01/25	100,951
35,000	8.875%, 06/01/25	20,450
	Rite Aid Corp.^
325,000	7.700%, 02/15/27	283,353
85,000	6.125%, 04/01/23*	86,699

PRINCIPAL AMOUNT		VALUE
320,000	Salem Media Group, Inc.* 6.750%, 06/01/24	$304,027
205,000	Sally Holdings, LLC / Sally Capital, Inc.^ 5.625%, 12/01/25	200,624
150,000	Sotheby’s* 4.875%, 12/15/25	144,563
120,000	VOC Escrow, Ltd.*^ 5.000%, 02/15/28	116,260

		6,163,374

	Consumer Staples (3.7%)
150,000	Albertsons Companies, LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLC 5.750%, 03/15/25	131,099
400,000	Fresh Market, Inc.* 9.750%, 05/01/23	226,814
	JBS USA LUX SA / JBS USA Finance, Inc.*
765,000	7.250%, 06/01/21^	774,421
205,000	6.750%, 02/15/28	197,079
	New Albertson’s, Inc.
145,000	7.450%, 08/01/29	118,094
70,000	8.000%, 05/01/31	58,309
40,000	7.750%, 06/15/26	35,123
	Pilgrim’s Pride Corp.*
195,000	5.875%, 09/30/27	186,508
60,000	5.750%, 03/15/25^	58,968
	Post Holdings, Inc.*
170,000	5.750%, 03/01/27	166,295
30,000	5.625%, 01/15/28	28,721

		1,981,431

	Energy (12.3%)
45,000	Berry Petroleum Company, LLC* 7.000%, 02/15/26	46,119
145,000	Buckeye Partners, LP^‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	141,885
240,000	Calfrac Holdings, LP* 7.500%, 12/01/20	238,804
180,000	California Resources Corp.*^ 8.000%, 12/15/22	155,038
375,000	Carrizo Oil & Gas, Inc.^ 6.250%, 04/15/23	385,266
150,000	Chesapeake Energy Corp.*^ 8.000%, 01/15/25	145,800
30,000	CONSOL Energy, Inc.* 11.000%, 11/15/25	31,674
30,000	CrownRock, LP / CrownRock Finance, Inc.* 5.625%, 10/15/25	29,800
365,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	348,164

See accompanying Notes to Schedule of Investments	www.calamos.com	107

High Income Opportunities Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE
75,000	DCP Midstream, LP‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	$74,378
80,000	Denbury Resources, Inc.*^ 9.250%, 03/31/22	83,517
75,000	Diamond Offshore Drilling, Inc.^ 7.875%, 08/15/25	77,148
260,000	Energy Transfer Equity, LP^ 5.500%, 06/01/27	259,661
555,000	Energy Transfer Partners, LP‡ 5.376%, 11/01/66 3 mo. USD LIBOR + 3.02%	490,503
	Enterprise Products Operating, LLC‡
225,000	4.875%, 08/16/77 3 mo. USD LIBOR + 2.99%	219,706
55,000	5.375%, 02/15/78 3 mo. USD LIBOR + 2.57%	51,944
175,000	EP Energy, LLC / Everest Acquisition Finance, Inc.* 8.000%, 02/15/25	124,277
	Genesis Energy, LP / Genesis Energy Finance Corp.
150,000	6.500%, 10/01/25	147,283
150,000	6.250%, 05/15/26^	143,302
	Gulfport Energy Corp.^
130,000	6.375%, 05/15/25	125,124
100,000	6.000%, 10/15/24	95,609
290,000	Halcon Resources Corp.^ 6.750%, 02/15/25	290,219
60,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	60,677
55,000	McDermott Escrow 1, Inc. / McDermott Escrow 2, Inc.*^ 10.625%, 05/01/24	55,549
145,000	Moss Creek Resources Holdings, Inc.* 7.500%, 01/15/26	146,223
15,000	Nabors Industries, Inc.*^ 5.750%, 02/01/25	14,288
55,000	Oasis Petroleum, Inc.* 6.250%, 05/01/26	55,000
150,000	Par Petroleum, LLC / Petroleum Finance Corp.* 7.750%, 12/15/25	152,764
150,000	PDC Energy, Inc.*^ 5.750%, 05/15/26	151,315
125,000	Petroleum Geo-Services Company* 7.375%, 12/15/20	124,111
150,000	Plains All American Pipeline, LP^‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	146,036
150,000	QEP Resources, Inc.^ 5.625%, 03/01/26	144,723
285,000	SESI, LLC* 7.750%, 09/15/24	296,627

PRINCIPAL AMOUNT		VALUE
60,000	SM Energy Company^ 6.750%, 09/15/26	$61,281
135,000	Southwestern Energy Company^ 7.500%, 04/01/26	138,210
100,000	Sunoco, LP / Sunoco Finance Corp.* 5.500%, 02/15/26	97,276
30,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.* 5.875%, 04/15/26	29,891
30,000	TransMontaigne Partners, LP / TLP Finance Corp. 6.125%, 02/15/26	30,081
145,000	Transocean, Inc.*^ 7.500%, 01/15/26	147,487
150,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	141,405
185,882	W&T Offshore, Inc.* 9.000%, 05/15/20 10.750% PIK rate	185,882
285,000	Weatherford International, Ltd.^ 8.250%, 06/15/23	269,147
150,000	Whiting Petroleum Corp.*^ 6.625%, 01/15/26	154,280
	WildHorse Resource Development Corp.
185,000	6.875%, 02/01/25	189,185
55,000	6.875%, 02/01/25*	56,222

		6,552,881

	Financials (12.0%)
295,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	279,158
510,000	Ally Financial, Inc.^ 8.000%, 11/01/31	620,757
275,000	Ardonagh Midco 3, PLC* 8.625%, 07/15/23	288,095
315,000	AssuredPartners, Inc.* 7.000%, 08/15/25	310,456
150,000	Bank of America Corp.‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 2.93%	149,950
145,000	Bank of Nova Scotia‡ 4.650%, 10/12/22 3 mo. USD LIBOR + 2.65%	137,126
285,000	Charles Schwab Corp.‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	277,925
260,000	Dell International, LLC / EMC Corp.*^ 6.020%, 06/15/26	276,236
150,000	Discover Financial Services^‡ 5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	147,097
60,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	59,547

108	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Opportunities Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	HUB International, Ltd.*
150,000	7.875%, 10/01/21^	$156,405
135,000	7.000%, 05/01/26	135,410
160,000	ILFC E-Capital Trust II*‡ 4.890%, 12/21/65 3 mo. USD LIBOR + 1.80%	154,585
180,000	Iron Mountain, Inc.* 5.250%, 03/15/28	169,661
625,000	Jefferies Finance, LLC* 7.250%, 08/15/24	620,212
140,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	133,726
150,000	Level 3 Financing, Inc.^ 5.375%, 05/01/25	147,766
175,000	LPL Holdings, Inc.* 5.750%, 09/15/25	170,107
	MetLife, Inc.
260,000	6.400%, 12/15/66	283,873
15,000	5.875%, 03/15/28^‡ 3 mo. USD LIBOR + 2.96%	15,304
	Navient Corp.
225,000	6.750%, 06/25/25	228,185
89,000	6.500%, 06/15/22	91,743
400,000	Oil Insurance, Ltd.*‡ 5.290%, 05/31/18 3 mo. USD LIBOR + 2.98%	400,576
550,000	Quicken Loans, Inc.* 5.750%, 05/01/25	542,465
	Springleaf Finance Corp.
185,000	6.875%, 03/15/25	187,074
120,000	8.250%, 10/01/23^	131,748
310,000	Tronox Finance, PLC* 5.750%, 10/01/25	301,897

		6,417,084

	Health Care (12.3%)
180,000	Acadia Healthcare Company, Inc. 6.500%, 03/01/24	186,540
	Community Health Systems, Inc.^
385,000	7.125%, 07/15/20	307,195
350,000	6.875%, 02/01/22	191,739
65,000	8.000%, 11/15/19	59,211
500,000	DaVita, Inc.^ 5.125%, 07/15/24	486,102
525,000	Endo, Ltd.* 6.000%, 07/15/23	384,447
275,000	Greatbatch, Ltd.* 9.125%, 11/01/23	298,286
	HCA, Inc.
995,000	5.375%, 02/01/25^	993,343
130,000	7.500%, 11/06/33	141,796
150,000	Magellan Health, Inc. 4.400%, 09/22/24	147,119

PRINCIPAL AMOUNT		VALUE
175,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^ 5.625%, 10/15/23	$137,998
60,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	52,507
	Tenet Healthcare Corp.
435,000	6.750%, 06/15/23^	429,093
300,000	5.125%, 05/01/25*	292,302
285,000	Teva Pharmaceutical Finance Company, BV 2.950%, 12/18/22	251,158
449,000	Teva Pharmaceutical Finance IV, BV 3.650%, 11/10/21	421,611
65,000	Teva Pharmaceutical Finance IV, LLC^ 2.250%, 03/18/20	62,231
200,000	Teva Pharmaceutical Finance Netherlands III, BV*^ 6.000%, 04/15/24	194,681
	Valeant Pharmaceuticals International, Inc.*
1,090,000	7.250%, 07/15/22^	1,102,301
300,000	9.000%, 12/15/25	304,765
125,000	West Street Merger Sub, Inc.* 6.375%, 09/01/25	122,995

		6,567,420

	Industrials (10.1%)
200,000	ACCO Brands Corp.* 5.250%, 12/15/24	200,507
175,000	Allison Transmission, Inc.* 4.750%, 10/01/27	164,755
85,000	Apergy Corp.* 6.375%, 05/01/26	86,406
200,000	ARD Securities Finance SARL* 8.750%, 01/31/23 8.750% PIK rate	210,053
150,000	Beacon Roofing Supply, Inc.* 4.875%, 11/01/25	142,040
145,000	Bombardier, Inc.*^ 7.500%, 12/01/24	152,865
	Covanta Holding Corp.
125,000	5.875%, 03/01/24	123,568
45,000	5.875%, 07/01/25	43,755
155,000	Delphi Technologies, PLC* 5.000%, 10/01/25	149,538
200,000	Fly Leasing, Ltd.^ 5.250%, 10/15/24	194,804
30,000	FXI Holdings, Inc.*^ 7.875%, 11/01/24	29,797
557,000	Garda World Security Corp.* 7.250%, 11/15/21	567,441
435,000	Golden Nugget, Inc.*^ 6.750%, 10/15/24	442,099
140,000	Gray Television, Inc.*^ 5.875%, 07/15/26	135,699

See accompanying Notes to Schedule of Investments	www.calamos.com	109

High Income Opportunities Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE
155,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	$157,907
255,000	H&E Equipment Services, Inc. 5.625%, 09/01/25	256,581
	Hertz Corp.
140,000	7.375%, 01/15/21^	138,853
40,000	7.625%, 06/01/22*	40,878
	Icahn Enterprises, LP
182,000	6.750%, 02/01/24^	186,757
160,000	6.375%, 12/15/25	160,760
200,000	James Hardie International Finance, Ltd.* 4.750%, 01/15/25	195,059
150,000	Jeld-Wen, Inc.* 4.625%, 12/15/25	144,178
80,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	84,591
55,000	Multi-Color Corp.* 4.875%, 11/01/25	51,597
210,000	Navistar International Corp.*^ 6.625%, 11/01/25	218,868
	Park Aerospace Holdings, Ltd.*
150,000	5.500%, 02/15/24^	145,779
90,000	4.500%, 03/15/23	86,338
315,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	328,983
140,000	Scientific Games International, Inc.* 5.000%, 10/15/25	135,458
105,000	Tennant Company 5.625%, 05/01/25	107,390
25,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC* 7.750%, 04/15/26	24,928
15,000	Trident Merger Sub, Inc.*^ 6.625%, 11/01/25	14,726
230,000	United Rentals North America, Inc.^ 4.875%, 01/15/28	218,180
75,000	Waste Pro USA, Inc.*^ 5.500%, 02/15/26	74,342

		5,415,480

	Information Technology (3.5%)
285,000	Alliance Data Systems Corp.* 5.375%, 08/01/22	286,778
	Cardtronics, Inc.
115,000	5.500%, 05/01/25*	106,809
67,000	5.125%, 08/01/22	65,244
205,000	CBS Radio, Inc.*^ 7.250%, 11/01/24	208,308
160,000	CDK Global, Inc. 4.875%, 06/01/27	154,425
280,000	Clear Channel Worldwide Holdings, Inc.^ 7.625%, 03/15/20	281,130
130,000	CommScope Technologies, LLC*^ 6.000%, 06/15/25	134,060

PRINCIPAL AMOUNT		VALUE
145,000	Harland Clarke Holdings Corp.* 8.375%, 08/15/22	$148,584
200,000	Nuance Communications, Inc. 5.625%, 12/15/26	199,862
150,000	TTM Technologies, Inc.* 5.625%, 10/01/25	147,182
155,000	VFH Parent, LLC* 6.750%, 06/15/22	161,299

		1,893,681

	Materials (6.7%)
308,000	AK Steel Corp.^ 6.375%, 10/15/25	287,972
400,000	Alcoa Nederland Holding, BV* 7.000%, 09/30/26	436,614
565,000	ArcelorMittal, SA^ 7.250%, 10/15/39	670,861
335,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	339,861
52,000	Cleveland-Cliffs, Inc. 5.900%, 03/15/20	52,465
25,000	Commercial Metals Company* 5.750%, 04/15/26	25,092
200,000	First Quantum Minerals, Ltd.*^ 7.250%, 04/01/23	199,787
535,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	540,805
110,000	Kinross Gold Corp.* 4.500%, 07/15/27	103,651
140,000	New Gold, Inc.*^ 6.375%, 05/15/25	142,808
400,000	PBF Holding Company, LLC / PBF Finance Corp.^ 7.250%, 06/15/25	416,378
	United States Steel Corp.
290,000	6.875%, 08/15/25	296,364
55,000	6.250%, 03/15/26^	54,740

		3,567,398

	Real Estate (1.2%)
174,000	Crescent Communities, LLC/Crescent Ventures, Inc.* 8.875%, 10/15/21	183,052
310,000	MPT Operating Partnership, LP / MPT Finance Corp. 5.000%, 10/15/27	295,012
150,000	Starwood Property Trust, Inc.*^ 4.750%, 03/15/25	145,098

		623,162

	Telecommunication Services (10.8%)
200,000	Altice Financing, SA*^ 7.500%, 05/15/26	196,813
300,000	Altice France, SA* 7.375%, 05/01/26	291,402

110	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Opportunities Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE
68,000	Altice US Finance I Corp.*^ 5.500%, 05/15/26	$66,149
85,000	Block Communications, Inc.* 6.875%, 02/15/25	85,920
145,000	CB Escrow Corp.* 8.000%, 10/15/25	138,035
155,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	142,921
575,000	CSC Holdings, LLC* 5.500%, 04/15/27	553,322
662,000	Embarq Corp. 7.995%, 06/01/36	631,594
	Frontier Communications Corp.
465,000	7.625%, 04/15/24	306,330
185,000	11.000%, 09/15/25^	142,343
60,000	8.500%, 04/01/26*^	58,240
170,000	Hughes Satellite Systems Corp. 6.625%, 08/01/26	171,009
300,000	Inmarsat Finance, PLC*^ 4.875%, 05/15/22	290,202
	Intelsat Jackson Holdings, SA^
255,000	9.750%, 07/15/25*	250,128
165,000	7.500%, 04/01/21	156,679
140,000	8.000%, 02/15/24*	147,910
155,000	Qwest Corp. 6.875%, 09/15/33	147,146
60,000	Sprint Capital Corp. 6.875%, 11/15/28	61,282
	Sprint Corp.^
750,000	7.875%, 09/15/23	805,444
340,000	7.125%, 06/15/24	351,058
140,000	T-Mobile USA, Inc.^ 4.750%, 02/01/28	135,104
25,000	Telecom Italia Capital, SA 6.000%, 09/30/34	26,000
291,000	United States Cellular Corp. 6.700%, 12/15/33	307,059
	Windstream Services, LLC
218,000	8.625%, 10/31/25*^	200,606
127,000	7.750%, 10/01/21	95,677
24,000	7.750%, 10/15/20^	20,617

		5,778,990

	Utilities (2.1%)
85,000	NGPL PipeCo, LLC* 4.875%, 08/15/27	82,884
300,000	NRG Energy, Inc. 6.625%, 01/15/27	309,511
150,000	PPL Capital Funding, Inc.‡ 4.967%, 03/30/67 3 mo. USD LIBOR + 2.67%	149,549
90,000	Talen Energy Supply, LLC*^ 10.500%, 01/15/26	77,878
150,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	140,861

PRINCIPAL AMOUNT		VALUE
315,000	Vistra Energy Corp.*^ 8.125%, 01/30/26	$346,158

		1,106,841

	TOTAL CORPORATE BONDS (Cost $47,409,664)	46,067,742

CONVERTIBLE BONDS (0.7%)
	Consumer Discretionary (0.7%)
	Liberty Interactive, LLC
255,000	3.750%, 02/15/30	174,407
254,340	4.000%, 11/15/29	171,276

	TOTAL CONVERTIBLE BONDS (Cost $358,767)	345,683

BANK LOANS (7.4%)‡
	Consumer Discretionary (0.7%)
70,000	American Greetings Corp. 6.391%, 04/06/24	70,612
296,250	Weight Watchers International, Inc. 6.985%, 11/29/24	300,833

		371,445

	Energy (0.2%)
120,000	McDermott Tech Americas, Inc.! 0.000%, 03/27/25	119,419

	Financials (1.3%)
55,000	AssuredPartners, Inc. 5.151%, 10/22/24	55,340
275,000	Genworth Financial, Inc. 6.395%, 02/22/23	280,156
140,000	GLP Financing, LLC 3.397%, 04/28/21	138,950
200,000	HUB International, Ltd. 5.360%, 04/18/25	201,458

		675,904

	Health Care (1.5%)
275,000	Amneal Pharmaceuticals, LLC! 0.000%, 03/07/25	276,633
274,307	Mallinckrodt International Finance, SA 5.203%, 09/24/24	272,559
274,307	Team Health Holdings, Inc. 4.651%, 02/06/24	266,421

		815,613

	Industrials (1.1%)
275,000	Scientific Games International, Inc. 4.726%, 08/14/24	276,998
299,250	TransDigm, Inc. 4.712%, 08/22/24	301,099

		578,097

See accompanying Notes to Schedule of Investments	www.calamos.com	111

High Income Opportunities Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Information Technology (0.5%)
275,000	First Data Corp. 4.147%, 04/26/24	$276,276

	Telecommunication Services (2.1%)
275,000	Cincinnati Bell, Inc. 5.571%, 10/02/24	278,535
250,000	CSC Holdings, LLC 4.397%, 01/25/26	250,469
275,000	Cumulus Media Holdings, Inc.@ 5.160%, 12/23/20	233,406
150,000	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	153,206
194,624	New Media Holdings II, LLC! 0.000%, 06/04/20	196,571

		1,112,187

	TOTAL BANK LOANS (Cost $3,942,549)	3,948,941

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (1.4%)
	Energy (1.4%)
	NuStar Energy, LP‡
25,350	7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	537,927
8,552	8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	190,025

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $862,664)	727,952

COMMON STOCKS (2.6%)
	Consumer Discretionary (0.1%)
3,890	GameStop Corp. - Class A^	53,099

	Energy (2.2%)
4,645	Enterprise Products Partners, LP	124,672
2,915	Gulfmark Offshore, Inc.#	99,110
2,781	Gulfmark Offshore, Inc.^#	94,554
4,465	Magellan Midstream Partners, LP	293,931
9,388	Ocean Rig UDW, Inc. - Class A#	227,753
375	Schlumberger, Ltd.	25,710
6,250	Spectra Energy Partners, LP	222,812
2,200	Targa Resources Corp.	103,334

		1,191,876

	Health Care (0.3%)
883	Allergan, PLC	135,673

	TOTAL COMMON STOCKS (Cost $2,040,644)	1,380,648

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (2.4%)
651,650	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	$651,846
650,748	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	650,748

	TOTAL SHORT TERM INVESTMENTS (Cost $1,302,563)	1,302,594

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (28.3%)
7,160,558	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***†	7,160,558
7,969,350	State Street Navigator Securities Lending Government Money Market Portfolio†	7,969,350

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $15,129,908)	15,129,908

TOTAL INVESTMENTS (129.0%) (Cost $71,046,759)		68,903,468

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-28.3%)		(15,129,908)

LIABILITIES, LESS OTHER ASSETS (-0.7%)		(357,952)

NET ASSETS (100.0%)		$53,415,608

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

‡	Variable rate security. The rate shown is the rate in effect at April 30, 2018.

!	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

@	In default status and considered non-income producing.

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of April 30, 2018.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2018.

112	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Market Neutral Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (40.9%)
		Consumer Discretionary (5.1%)
30,000,000		Booking Holdings, Inc.^~ 0.350%, 06/15/20	$50,079,000
5,000,000		Chegg, Inc.^* 0.250%, 05/15/23	5,437,075
		Ctrip.com International, Ltd.^
27,000,000		1.990%, 07/01/25~	29,562,300
10,500,000		1.000%, 07/01/20	10,854,428
11,000,000		Gannett Company, Inc.^* 4.750%, 04/15/24	11,371,415
4,000,000		GNC Holdings, Inc. 1.500%, 08/15/20	2,940,920
5,000,000		Liberty Media Corp./Liberty Formula One 1.000%, 01/30/23	5,203,900
267,000		Live Nation Entertainment, Inc. 2.500%, 05/15/19	323,533
7,500,000		Marriott Vacations Worldwide Corp.~* 1.500%, 09/15/22	7,949,475
14,000,000		Shutterfly, Inc. 0.250%, 05/15/18	17,695,860
5,250,000		TAL Education Group~ 2.500%, 05/15/19	43,927,196
		Tesla, Inc.~
32,500,000		1.250%, 03/01/21	33,480,200
30,000,000		2.375%, 03/15/22	32,979,750
17,500,000		Vipshop Holdings, Ltd. 1.500%, 03/15/19	18,267,638
7,500,000		Wayfair, Inc.* 0.375%, 09/01/22	6,966,000

			277,038,690

		Consumer Staples (0.6%)
15,000,000		Herbalife Nutrition Ltd.^ 2.000%, 08/15/19	19,255,800
10,000,000	GBP	J Sainsbury, PLC 1.250%, 11/21/19	14,976,011

			34,231,811

		Energy (1.0%)
15,000,000		Chesapeake Energy Corp.^ 5.500%, 09/15/26	13,139,250
5,000,000		Golar LNG, Ltd. 2.750%, 02/15/22	5,645,475
5,000,000		Nabors Industries, Inc.^ 0.750%, 01/15/24	3,932,450
5,000,000		Oasis Petroleum, Inc.^~ 2.625%, 09/15/23	5,875,025
7,500,000		Renewable Energy Group, Inc. 4.000%, 06/15/36	10,210,050
4,000,000		SEACOR Holdings, Inc.~ 3.000%, 11/15/28	3,866,940

PRINCIPAL AMOUNT			VALUE
10,000,000		Whiting Petroleum Corp.^~ 1.250%, 04/01/20	$9,512,250

			52,181,440

		Financials (1.7%)
7,821,000		AmTrust Financial Services, Inc. 2.750%, 12/15/44	7,155,198
5,000,000		Apollo Commercial Real Estate Finance, Inc. 4.750%, 08/23/22	5,030,150
3,500,000		Cowen Group, Inc.~ 3.000%, 03/15/19	3,548,580
15,000,000	EUR	Credit Agricole, SA 0.000%, 10/03/19	14,221,751
5,000,000		Goldman Sachs BDC, Inc. 4.500%, 04/01/22	5,105,475
5,000,000		Heritage Insurance Holdings, Inc.* 5.875%, 08/01/37	6,061,000
4,000,000		IAC FinanceCo, Inc.^* 0.875%, 10/01/22	4,934,440
15,676,000		LendingTree, Inc.~* 0.625%, 06/01/22	20,431,001
5,000,000		PRA Group, Inc.* 3.500%, 06/01/23	5,246,525
5,000,000		Redwood Trust, Inc. 4.750%, 08/15/23	4,849,325
1,000,000,000	JPY	SBI Holdings, Inc. 0.000%, 09/14/20	14,886,617

			91,470,062

		Health Care (7.0%)
5,000,000		Alder Biopharmaceuticals, Inc.^ 2.500%, 02/01/25	4,968,750
5,000,000		Allscripts Healthcare Solutions, Inc.~ 1.250%, 07/01/20	4,988,325
10,000,000		AMAG Pharmaceuticals, Inc.^ 3.250%, 06/01/22	10,512,550
20,000,000	EUR	Bayer Capital Corp., BV 5.625%, 11/22/19	26,015,682
10,000,000	EUR	Bayer, AG 0.050%, 06/15/20	14,046,135
7,500,000		Dermira, Inc.* 3.000%, 05/15/22	6,073,913
12,953,000		Dexcom, Inc.* 0.750%, 05/15/22	13,308,689
5,000,000		Flexion Therapeutics, Inc.* 3.375%, 05/01/24	6,097,725
7,500,000		Horizon Pharma Investment, Ltd.^ 2.500%, 03/15/22	6,818,025
2,500,000		Immunomedics, Inc. 4.750%, 02/15/20	9,080,000
12,500,000		Innoviva, Inc.* 2.500%, 08/15/25	13,440,312

See accompanying Notes to Schedule of Investments	www.calamos.com	113

Market Neutral Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE
13,333,000	Insmed, Inc.^ 1.750%, 01/15/25	$12,499,221
	Insulet Corp.
15,000,000	1.250%, 09/15/21^~	23,250,450
1,280,000	1.375%, 11/15/24*	1,457,536
5,000,000	Intercept Pharmaceuticals, Inc.^ 3.250%, 07/01/23	4,139,500
3,000,000	Invacare Corp.* 4.500%, 06/01/22	3,960,150
15,000,000	Ionis Pharmaceuticals, Inc. 1.000%, 11/15/21	15,022,950
8,000,000	Ironwood Pharmaceuticals, Inc. 2.250%, 06/15/22	10,548,720
17,500,000	Ligand Pharmaceuticals, Inc.^~ 0.750%, 08/15/19	36,238,475
	Medicines Company
12,500,000	2.750%, 07/15/23	11,609,062
7,500,000	2.500%, 01/15/22~	8,259,413
10,000,000	Medidata Solutions, Inc. 1.000%, 08/01/18	12,364,600
10,000,000	Molina Healthcare, Inc.^~ 1.125%, 01/15/20	20,878,000
9,000,000	Neurocrine Biosciences, Inc.^* 2.250%, 05/15/24	11,666,565
12,500,000	NuVasive, Inc. 2.250%, 03/15/21	13,823,562
5,000,000	Pacira Pharmaceuticals, Inc. 2.375%, 04/01/22	4,698,275
2,000,000	Paratek Pharmaceuticals, Inc.* 4.750%, 05/01/24	1,983,000
5,000,000	Quidel Corp.~ 3.250%, 12/15/20	9,365,675
5,000,000	Radius Health, Inc. 3.000%, 09/01/24	4,723,950
15,000,000	Sarepta Therapeutics, Inc.^* 1.500%, 11/15/24	19,329,900
10,000,000	Supernus Pharmaceuticals, Inc.^* 0.625%, 04/01/23	10,935,200
5,000,000	Theravance Biopharma, Inc. 3.250%, 11/01/23	5,097,700
10,000,000	Wright Medical Group, Inc.^ 2.000%, 02/15/20	10,084,850
7,500,000	Wright Medical Group, NV 2.250%, 11/15/21	8,505,488

		375,792,348

	Industrials (1.8%)
17,500,000	51job, Inc.~ 3.250%, 04/15/19	34,158,425
5,000,000	Aerojet Rocketdyne Holdings, Inc.^ 2.250%, 12/15/23	6,369,775

PRINCIPAL AMOUNT		VALUE
5,385,000	Air Transport Services Group, Inc.^* 1.125%, 10/15/24	$5,120,489
7,500,000	Navistar International Corp. 4.750%, 04/15/19	7,727,438
3,667,000	Patrick Industries, Inc.* 1.000%, 02/01/23	3,545,457
10,000,000	SunPower Corp.^ 4.000%, 01/15/23	8,570,200
3,000,000	Tesla Energy Operations, Inc. 1.625%, 11/01/19	2,791,365
19,000,000	Trinity Industries, Inc.~ 3.875%, 06/01/36	25,297,835
5,000,000	Tutor Perini Corp. 2.875%, 06/15/21	5,174,725

		98,755,709

	Information Technology (21.2%)
20,000,000	Advanced Micro Devices, Inc.~ 2.125%, 09/01/26	31,125,400
10,000,000	Akamai Technologies, Inc.^ 0.000%, 02/15/19	10,200,200
12,500,000	Altaba, Inc.~ 0.000%, 12/01/18	16,551,625
4,000,000	Apptio, Inc.* 0.875%, 04/01/23	4,087,320
15,000,000	Atlassian, Inc.* 0.625%, 05/01/23	14,984,700
12,500,000	Blackhawk Network Holdings, Inc.^ 1.500%, 01/15/22	13,826,250
7,500,000	CalAmp Corp. 1.625%, 05/15/20	7,593,225
8,800,000	Cardtronics, Inc.~ 1.000%, 12/01/20	8,341,564
18,900,000	Ciena Corp.~* 3.750%, 10/15/18	24,881,661
10,000,000	Citrix Systems, Inc.^~ 0.500%, 04/15/19	14,427,100
12,000,000	Cornerstone OnDemand, Inc.^~ 1.500%, 07/01/18	12,022,200
11,000,000	CSG Systems International, Inc. 4.250%, 03/15/36	11,814,935
15,000,000	Cypress Semiconductor Corp.^~ 4.500%, 01/15/22	19,398,075
10,500,000	Electronics For Imaging, Inc.~ 0.750%, 09/01/19	10,194,660
5,000,000	Envestnet, Inc. 1.750%, 12/15/19	5,407,000
10,500,000	Etsy, Inc.^* 0.000%, 03/01/23	11,423,685
5,000,000	Euronet Worldwide, Inc.~ 1.500%, 10/01/44	5,925,325
17,500,000	Finisar Corp.~ 0.500%, 12/15/33	17,287,025

114	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	FireEye, Inc.
5,000,000	1.625%, 06/01/35	$4,682,050
5,000,000	1.000%, 06/01/35^	4,791,900
4,999,000	Guidewire Software, Inc.^ 1.250%, 03/15/25	5,083,833
15,000,000	HubSpot, Inc.* 0.250%, 06/01/22	19,341,900
9,500,000	Infinera Corp. 1.750%, 06/01/18	9,509,073
	Inphi Corp.
5,000,000	1.125%, 12/01/20	5,141,425
3,975,000	0.750%, 09/01/21^	3,681,665
10,000,000	Integrated Device Technology, Inc. 0.875%, 11/15/22	10,945,800
25,000,000	Intel Corp.~ 3.250%, 08/01/39	62,161,250
20,000,000	j2 Global, Inc.^ 3.250%, 06/15/29	25,603,600
17,500,000	Lumentum Holdings, Inc.^ 0.250%, 03/15/24	19,549,687
10,000,000	MercadoLibre, Inc.~ 2.250%, 07/01/19	27,139,700
	Microchip Technology, Inc.
20,000,000	1.625%, 02/15/25^~	32,584,600
19,903,000	1.625%, 02/15/27	22,472,477
7,500,000	2.250%, 02/15/37	8,408,250
25,000,000	Micron Technology, Inc.~ 3.125%, 05/01/32	115,597,500
5,000,000	Nice Systems, Inc.^ 1.250%, 01/15/24	6,262,150
10,000,000	Nuance Communications, Inc.~ 1.000%, 12/15/35	9,368,750
8,500,000	Nutanix, Inc.* 0.000%, 01/15/23	10,590,405
10,000,000	NXP Semiconductors, NV^~ 1.000%, 12/01/19	11,840,400
5,856,000	Okta, Inc.^* 0.250%, 02/15/23	6,733,375
20,000,000	ON Semiconductor Corp.^ 1.625%, 10/15/23	25,793,000
10,000,000	OSI Systems, Inc. 1.250%, 09/01/22	9,083,150
20,600,000	Palo Alto Networks, Inc.~ 0.000%, 07/01/19	36,093,672
7,500,000	Pandora Media, Inc. 1.750%, 12/01/20	6,922,613
5,000,000	Pure Storage, Inc.^* 0.125%, 04/15/23	5,197,000
9,000,000	Quotient Technology, Inc.* 1.750%, 12/01/22	9,484,920
	Rambus, Inc.
10,000,000	1.125%, 08/15/18~	11,430,850
7,000,000	1.375%, 02/01/23*	6,965,245
15,000,000	RealPage, Inc.* 1.500%, 11/15/22	21,081,375

PRINCIPAL AMOUNT			VALUE
10,000,000		Red Hat, Inc.~ 0.250%, 10/01/19	$22,218,000
13,000,000		RingCentral, Inc.* 0.000%, 03/15/23	13,651,495
7,500,000		Rovi Corp. 0.500%, 03/01/20	7,227,863
30,473,000		ServiceNow, Inc.~ 0.000%, 11/01/18	68,400,915
15,000,000		Silicon Laboratories, Inc. 1.375%, 03/01/22	17,835,900
10,000,000		SINA Corp. 1.000%, 12/01/18	10,586,550
25,000,000		Square, Inc.^ 0.375%, 03/01/22	53,106,500
12,500,000		Synaptics, Inc.^* 0.500%, 06/15/22	11,687,062
5,000,000		Teradyne, Inc.^ 1.250%, 12/15/23	6,112,275
10,000,000		TTM Technologies, Inc.~ 1.750%, 12/15/20	15,548,550
10,000,000		Twitter, Inc.~ 1.000%, 09/15/21	9,411,700
10,000,000		Viavi Solutions, Inc.^~ 0.625%, 08/15/33	10,071,400
15,000,000		Weibo Corp.* 1.250%, 11/15/22	17,170,650
		Workday, Inc.^
34,500,000		0.750%, 07/15/18~	51,771,562
7,500,000		1.500%, 07/15/20	12,001,125
10,000,000		Zendesk, Inc.^* 0.250%, 03/15/23	10,377,750
8,500,000		Zillow Group, Inc.^ 2.000%, 12/01/21	9,879,380

			1,140,092,242

		Materials (1.2%)
10,000,000		Allegheny Technologies, Inc.^~ 4.750%, 07/01/22	20,084,050
10,000,000		Arconic, Inc. 1.625%, 10/15/19	10,054,300
4,000,000		B2Gold Corp.~ 3.250%, 10/01/18	4,076,800
4,000,000		First Majestic Silver Corp.* 1.875%, 03/01/23	3,854,120
3,000,000		Pretium Resources, Inc. 2.250%, 03/15/22	2,594,610
5,000,000		TimkenSteel Corp. 6.000%, 06/01/21	7,926,325
10,000,000	GBP	Volcan Holdings, PLC 4.125%, 04/11/20	18,258,406

			66,848,611

See accompanying Notes to Schedule of Investments	www.calamos.com	115

Market Neutral Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT			VALUE

		Real Estate (1.1%)
13,000,000		American Residential Properties OP, LP* 3.250%, 11/15/18	$14,926,015
8,200,000		Extra Space Storage, LP^* 3.125%, 10/01/35	9,200,974
6,000,000		Forestar Group, Inc. 3.750%, 03/01/20	6,008,580
		IH Merger Sub, LLC
7,700,000		3.500%, 01/15/22	8,698,613
6,000,000		3.000%, 07/01/19	7,644,420
5,000,000		iStar, Inc.* 3.125%, 09/15/22	4,788,775
5,000,000		Starwood Property Trust, Inc.~ 4.000%, 01/15/19	5,357,775

			56,625,152

		Telecommunication Services (0.2%)
10,000,000	EUR	America Movil, SAB de CV 0.000%, 05/28/20	11,963,750
1,235,000		Q2 Holdings, Inc.* 0.750%, 02/15/23	1,318,042

			13,281,792

		TOTAL CONVERTIBLE BONDS (Cost $1,952,861,603)	2,206,317,857

NUMBER OF SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (5.3%)
		Financials (0.8%)
200,000		2017 Mandatory Exchangeable Trust* 5.188%, 12/01/20	24,405,000
122,820		Assurant, Inc. 6.500%, 03/15/21	12,964,879
50,000		Virtus Investment Partners, Inc. 7.250%, 02/01/20	4,985,500

			42,355,379

		Health Care (0.6%)
314,735		Becton Dickinson and Company~ 6.125%, 05/01/20	18,994,258
35,000		Teva Pharmaceutical Industries, Ltd.~ 7.000%, 12/15/18	12,285,000

			31,279,258

		Industrials (0.3%)
300,000		Rexnord Corp. 5.750%, 11/15/19	17,971,500

		Information Technology (0.3%)
65,000		Belden, Inc.~ 6.750%, 07/15/19	5,642,650

NUMBER OF SHARES		VALUE
100,000	MTS Systems Corp. 8.750%, 07/01/19	$11,591,700

		17,234,350

	Real Estate (0.3%)
12,856	Crown Castle International Corp. 6.875%, 08/01/20	12,927,672

	Telecommunication Services (1.9%)
500,000	Alibaba Exchangeable (Softbank)*§ 5.750%, 06/03/19	101,000,500
150,000	Frontier Communications Corp. 11.125%, 06/29/18	1,984,500

		102,985,000

	Utilities (1.1%)
60,597	Dominion Resources, Inc. 6.750%, 08/15/19	2,783,826
130,000	DTE Energy Company^ 6.500%, 10/01/19	6,798,571
100,000	NextEra Energy, Inc.~ 6.371%, 09/01/18	7,335,000
147,059	Sempra Energy 6.000%, 01/15/21	15,122,077
8,823,500	South Jersey Industries, Inc. 7.250%, 04/15/21	4,588,220
250,000	Vistra Energy Corp.^ 7.000%, 07/01/19	23,521,250

		60,148,944

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $245,158,116)	284,902,103

COMMON STOCKS (49.7%)
	Consumer Discretionary (7.0%)
46,725	Amazon.com, Inc.~#	73,177,424
84,038	Aptiv, PLC	7,107,934
6,102	Booking Holdings, Inc.~#	13,290,156
59,058	CarMax, Inc.^~#	3,691,125
69,644	Carnival Corp.~	4,391,751
16,575	Charter Communications, Inc. - Class A#	4,496,632
6,330	Chipotle Mexican Grill, Inc.^#	2,679,679
700,400	Comcast Corp. - Class A~	21,985,556
132,504	D.R. Horton, Inc.~	5,848,727
43,295	Darden Restaurants, Inc.~	4,020,374
48,883	Dollar General Corp.~	4,718,676
50,506	Foot Locker, Inc.	2,175,798
468,860	Ford Motor Company~	5,269,986
59,807	Garmin, Ltd.	3,508,877
329,561	General Motors Company, Inc.	12,108,071

116	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES		VALUE
269,709	Home Depot, Inc.~	$49,842,223
117,307	Johnson Controls International PLC	3,973,188
111,242	LKQ Corp.#	3,450,727
105,966	Lowe’s Companies, Inc.~	8,734,777
99,660	Macy’s, Inc.~	3,096,436
104,835	McDonald’s Corp.~	17,553,572
20,915	Mohawk Industries, Inc.~#	4,389,640
57,720	Netflix, Inc.#	18,035,191
199,677	Nike, Inc. - Class B~	13,655,910
31,301	PVH Corp.~	4,997,831
53,649	Ross Stores, Inc.~	4,337,522
40,617	Royal Caribbean Cruises, Ltd.	4,394,353
137,638	Starbucks Corp.~	7,923,820
115,802	Tapestry, Inc.~	6,226,674
90,395	Target Corp.~	6,562,677
96,716	Time Warner, Inc.~	9,168,677
50,556	TJX Companies, Inc.~	4,289,677
241,438	Twenty-First Century Fox, Inc. - Class A~	8,826,973
13,960	Ulta Salon Cosmetics & Fragrance, Inc.#	3,502,704
241,738	Walt Disney Company~	24,253,573
17,358	Whirlpool Corp.~	2,689,622

		378,376,533

	Consumer Staples (3.3%)
250,473	Altria Group, Inc.~	14,054,040
70,709	Archer-Daniels-Midland Company~	3,208,774
77,614	Church & Dwight Company, Inc.	3,585,767
435,205	Coca-Cola Company	18,805,208
87,505	Colgate-Palmolive Company~	5,707,951
20,902	Constellation Brands, Inc. - Class A	4,872,883
50,209	Costco Wholesale Corp.~	9,899,207
74,970	General Mills, Inc.	3,279,188
40,617	Kellogg Company^~	2,392,341
37,485	Kimberly-Clark Corp.	3,881,197
72,922	Kraft Heinz Company	4,111,342
139,443	Kroger Company	3,512,569
193,917	Mondelez International, Inc. - Class A	7,659,722
68,366	Monster Beverage Corp.#	3,760,130
232,339	PepsiCo, Inc.~	23,452,299
272,706	Philip Morris International, Inc.~	22,361,892
292,245	Procter & Gamble Company	21,141,003
98,158	Walgreens Boots Alliance, Inc.	6,522,599
160,872	Walmart, Inc.~	14,230,737

		176,438,849

NUMBER OF SHARES		VALUE
	Energy (3.3%)
63,745	Anadarko Petroleum Corp.~	$4,291,313
56,232	Apache Corp.^~	2,302,700
56,287	Baker Hughes a GE Company	2,032,524
240,694	Chevron Corp.~	30,113,226
26,457	Cimarex Energy Company	2,661,310
26,297	Concho Resources, Inc.^~#	4,134,151
143,787	ConocoPhillips~	9,418,049
104,230	Devon Energy Corp.	3,786,676
85,788	EOG Resources, Inc.~	10,137,568
632,831	Exxon Mobil Corp.~	49,202,610
111,297	Halliburton Company	5,897,628
256,189	Kinder Morgan, Inc.	4,052,910
91,315	Marathon Petroleum Corp.	6,840,407
85,132	National Oilwell Varco, Inc.~	3,292,054
81,241	Noble Energy, Inc.	2,748,383
93,773	Occidental Petroleum Corp.	7,244,902
39,951	Phillips 66~	4,446,946
17,878	Pioneer Natural Resources Company	3,603,311
153,083	Schlumberger, Ltd.	10,495,371
57,223	Valero Energy Corp.~	6,347,747
102,723	Williams Companies, Inc.	2,643,063

		175,692,849

	Financials (7.0%)
85,881	Aflac, Inc.~	3,913,597
67,000	Allstate Corp.~	6,553,940
160,060	American Express Company~	15,805,925
166,368	American International Group, Inc.~	9,316,608
115,405	Arthur J. Gallagher & Company	8,077,196
1,276,595	Bank of America Corp.~	38,195,722
166,521	Bank of New York Mellon Corp.	9,077,060
106,307	BB&T Corp.~	5,613,010
250,095	Berkshire Hathaway, Inc. - Class B#	48,450,904
14,971	BlackRock, Inc.~	7,807,377
14,365	Brighthouse Financial, Inc.#	729,455
81,240	Capital One Financial Corp.~	7,361,969
203,094	Charles Schwab Corp.~	11,308,274
47,623	Chubb Corp.~	6,461,012
328,745	Citigroup, Inc.~	22,443,421
59,225	Discover Financial Services	4,219,781
153,061	Fifth Third Bancorp~	5,077,033
44,301	Goldman Sachs Group, Inc.~	10,558,257
52,258	Hartford Financial Services Group, Inc.~	2,813,571
541,202	JPMorgan Chase & Company~	58,871,954

See accompanying Notes to Schedule of Investments	www.calamos.com	117

Market Neutral Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES		VALUE
158,027	MetLife, Inc.~	$7,533,147
232,220	Morgan Stanley~	11,987,196
67,020	PNC Financial Services Group, Inc.~	9,758,782
95,589	Prudential Financial, Inc.~	10,163,023
282,076	Regions Financial Corp.~	5,274,821
50,484	State Street Corp.~	5,037,294
69,675	SunTrust Banks, Inc.~	4,654,290
129,414	Synchrony Financial	4,292,662
32,258	Travelers Companies, Inc.~	4,245,153
590,017	Wells Fargo & Company~	30,657,283

		376,259,717

	Health Care (7.2%)
199,290	Abbott Laboratories~	11,584,728
217,041	AbbVie, Inc.~	20,955,309
69,053	Aetna, Inc.~	12,363,940
61,512	Alexion Pharmaceuticals, Inc.~#	7,235,657
61,116	Allergan, PLC	9,390,473
44,339	Amgen, Inc.~	7,736,269
47,004	Anthem, Inc.~	11,092,474
72,259	Baxter International, Inc.	5,022,000
30,374	Biogen, Inc.~#	8,310,326
167,340	Bristol-Myers Squibb Company~	8,723,434
38,634	Cardinal Health, Inc.	2,479,144
94,685	Celgene Corp.#	8,247,063
60,928	Cerner Corp.~#	3,549,056
46,247	Cigna Corp.	7,946,160
159,455	CVS Health Corp.~	11,134,743
74,968	Danaher Corp.	7,520,790
42,218	DaVita, Inc.~#	2,650,868
44,257	Edwards Lifesciences Corp.~#	5,636,571
103,434	Eli Lilly and Company~	8,385,394
115,931	Express Scripts Holding Company~#	8,775,977
162,163	Gilead Sciences, Inc.	11,713,033
25,639	IDEXX Laboratories, Inc.#	4,986,529
26,280	Illumina, Inc.#	6,331,640
24,367	Incyte Corp.^#	1,509,292
351,005	Johnson & Johnson~	44,398,622
31,973	Laboratory Corp. of America Holdings~#	5,459,390
26,618	McKesson Corp.	4,157,998
142,590	Medtronic, PLC	11,425,737
430,325	Merck & Company, Inc.	25,333,233
78,804	Patterson Companies, Inc.^	1,834,557
810,989	Pfizer, Inc.~	29,690,307
40,820	Quest Diagnostics, Inc.~	4,130,984

NUMBER OF SHARES		VALUE
18,164	Regeneron Pharmaceuticals, Inc.~#	$5,516,043
52,226	Stryker Corp.~	8,848,129
67,411	Thermo Fisher Scientific, Inc.~	14,179,904
106,307	UnitedHealth Group, Inc.	25,130,975
42,084	Varian Medical Systems, Inc.#	4,864,490
31,768	Vertex Pharmaceuticals, Inc.#	4,865,587
31,976	Zimmer Biomet Holdings, Inc.	3,682,676

		386,799,502

	Industrials (4.8%)
56,803	3M Company	11,041,935
91,389	Allegion, PLC	7,053,403
90,435	Boeing Company~	30,165,499
76,249	Caterpillar, Inc.~	11,007,306
116,055	CSX Corp.~	6,892,506
25,587	Cummins, Inc.~	4,090,338
72,392	Deere & Company	9,796,809
175,008	Delta Air Lines, Inc.~	9,138,918
51,411	Eaton Corp., PLC	3,857,367
74,970	Emerson Electric Company~	4,978,758
43,750	FedEx Corp.	10,815,000
62,410	Fluor Corp.	3,679,069
91,872	Fortune Brands Home & Security, Inc.	5,024,480
37,824	General Dynamics Corp.	7,614,349
1,155,581	General Electric Company~	16,259,025
135,262	Honeywell International, Inc.	19,569,706
50,018	Illinois Tool Works, Inc.~	7,103,556
61,528	Jacobs Engineering Group, Inc.~	3,574,162
24,485	Lockheed Martin Corp.	7,855,767
164,392	Masco Corp.~	6,225,525
37,531	Norfolk Southern Corp.	5,384,573
88,359	Pentair, PLC	5,944,794
51,167	Rockwell Collins, Inc.	6,781,674
139,196	Southwest Airlines Company~	7,353,725
16,056	TransDigm Group, Inc.^	5,147,072
100,041	Union Pacific Corp.~	13,368,479
50,031	United Parcel Service, Inc. - Class B	5,678,518
100,724	United Technologies Corp.~	12,101,989
16,606	WW Grainger, Inc.	4,672,098
90,090	Xylem, Inc.	6,567,561

		258,743,961

	Information Technology (12.3%)
47,070	Accenture, PLC - Class A~	7,116,984
78,086	Activision Blizzard, Inc.	5,181,006
134,130	Advanced Micro Devices, Inc.^#	1,459,334

118	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES		VALUE
46,452	Akamai Technologies, Inc.~#	$3,328,286
35,703	Alphabet, Inc. - Class A~#	36,366,362
35,796	Alphabet, Inc. - Class C~#	36,416,345
65,417	Amphenol Corp. - Class A~	5,476,057
611,728	Apple, Inc.~	101,094,169
92,532	Applied Materials, Inc.~	4,596,065
44,114	Autodesk, Inc.#	5,553,953
55,077	Broadcom, Inc.	12,635,765
616,075	Cisco Systems, Inc.~	27,285,962
87,621	Cognizant Technology Solutions Corp. - Class A~	7,169,150
46,917	DXC Technology Company	4,835,266
133,074	eBay, Inc.#	5,040,843
24,401	F5 Networks, Inc.#	3,979,559
297,135	Facebook, Inc. - Class A~#	51,107,220
139,480	Fiserv, Inc.#	9,883,553
88,530	FLIR Systems, Inc.	4,740,782
201,187	Hewlett Packard Enterprise Company	3,430,238
280,852	HP, Inc.	6,035,510
718,142	Intel Corp.~	37,070,490
99,340	International Business Machines Corp.	14,400,326
103,227	Juniper Networks, Inc.~	2,538,352
26,380	Lam Research Corp.	4,881,883
121,801	MasterCard, Inc. - Class A	21,713,464
58,191	Microchip Technology, Inc.^	4,868,259
158,317	Micron Technology, Inc.~#	7,279,416
959,147	Microsoft Corp.~	89,699,428
78,749	NVIDIA Corp.	17,710,650
366,488	Oracle Corp.	16,737,507
133,073	PayPal Holdings, Inc.#	9,928,577
211,429	QUALCOMM, Inc.	10,784,993
45,186	Red Hat, Inc.^~#	7,368,029
76,377	Salesforce.com, Inc.#	9,240,853
26,744	Skyworks Solutions, Inc.	2,320,309
98,647	Symantec Corp.~	2,741,400
64,376	TE Connectivity, Ltd.	5,906,498
61,353	Texas Instruments, Inc.~	6,223,035
353,432	Visa, Inc. - Class A~	44,843,452
51,117	Western Digital Corp.	4,027,508
46,714	Xilinx, Inc.	3,000,907

		666,017,745

	Materials (1.2%)
32,498	Air Products & Chemicals, Inc.~	5,274,100
35,545	Avery Dennison Corp.	3,725,472
118,969	Ball Corp.^	4,769,467
262,956	DowDuPont, Inc.	16,629,337

NUMBER OF SHARES		VALUE
243,613	Freeport-McMoRan, Inc.	$3,705,354
62,553	LyondellBasell Industries, NV - Class A	6,613,729
60,111	Monsanto Company	7,536,116
87,507	Mosaic Company~	2,358,314
87,113	Newmont Mining Corp.~	3,422,670
39,922	PPG Industries, Inc.	4,226,941
43,750	Praxair, Inc.	6,672,750

		64,934,250

	Real Estate (1.3%)
41,209	Alexandria Real Estate Equities, Inc.	5,133,405
47,004	American Tower Corp.~	6,409,465
86,361	Apartment Investment & Management Company	3,506,257
13,934	AvalonBay Communities, Inc.~	2,271,242
38,531	Crown Castle International Corp.	3,886,622
37,183	Digital Realty Trust, Inc.	3,929,871
9,005	Equinix, Inc.	3,789,214
42,505	Equity Residential	2,622,984
39,691	Federal Realty Investment Trust	4,598,202
70,775	Macerich Company	4,078,056
63,829	Prologis, Inc.~	4,143,140
17,235	Public Storage~	3,477,678
46,757	Realty Income Corp.^	2,361,696
51,297	Simon Property Group, Inc.	8,019,773
77,608	UDR, Inc.	2,805,529
20,994	Vornado Realty Trust	1,428,222
38,502	Welltower, Inc.	2,057,547
113,157	Weyerhaeuser Company	4,161,915

		68,680,818

	Telecommunication Services (1.0%)
863,351	AT&T, Inc.~	28,231,578
117,562	CenturyLink, Inc.^~	2,184,302
487,658	Verizon Communications, Inc.~	24,065,922

		54,481,802

	Utilities (1.3%)
366,171	AES Corp.~	4,481,933
78,801	American Electric Power Company, Inc.~	5,514,494
63,830	CMS Energy Corp.~	3,012,138
46,451	Consolidated Edison, Inc.	3,722,119
39,592	Dominion Resources, Inc.~	2,635,243
156,325	Duke Energy Corp.~	12,531,012
58,028	Edison International	3,801,995
81,241	Exelon Corp.~	3,223,643
144,067	FirstEnergy Corp.^~	4,955,905
95,631	NextEra Energy, Inc.	15,674,877

See accompanying Notes to Schedule of Investments	www.calamos.com	119

Market Neutral Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES			VALUE
192,478		NiSource, Inc.	$4,694,538
69,674		PG&E Corp.	3,211,971
69,675		Public Service Enterprise Group, Inc.~	3,633,551

			71,093,419

		TOTAL COMMON STOCKS (Cost $2,399,240,438)	2,677,519,445

EXCHANGE-TRADED FUND (2.8%)
		Other (2.8%)
561,575		SPDR S&P 500 ETF Trust^ (Cost $146,840,665)	148,542,203

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.8%) #
		Consumer Discretionary (0.2%)
2,000 200,000		Ctrip.com International, Ltd. Put, 06/15/18, Strike $30.00	10,000
1,180 118,000		D.R. Horton, Inc. Call, 05/18/18, Strike $45.00	77,290
1,250 125,000		Home Depot, Inc. Call, 08/17/18, Strike $185.00	1,046,875
500 250,000	EUR	Moncler S.p.A Call, 09/21/18, Strike 30.00	2,294,590
7,500 750,000		Vipshop Holdings, Ltd. Call, 01/18/19, Strike $12.00	3,562,500
1,000 100,000		Put, 01/18/19, Strike $5.00	7,500

			6,998,755

		Energy (0.0%)
1,250 125,000		Nabors Industries, Ltd. Call, 01/18/19, Strike $8.00	141,250

		Financials (0.0%)
250 25,000		Goldman Sachs Group, Inc. Call, 06/15/18, Strike $270.00	8,250
1,663 166,300		Wells Fargo & Company Put, 05/18/18, Strike $45.00	8,315

			16,565

		Industrials (0.0%)
1,250 125,000		Navistar International Corp. Call, 01/18/19, Strike $35.00	643,750

		Information Technology (0.0%)
750 75,000		Akamai Technologies, Inc. Call, 01/18/19, Strike $70.00	684,375
600 60,000		Facebook, Inc. Call, 05/18/18, Strike $170.00	310,500
5,000 500,000		Finisar Corp. Call, 09/21/18, Strike $22.00	187,500
500 50,000		Mastercard, Inc. Call, 07/20/18, Strike $190.00	153,750
2,400 240,000		Microsoft Corp. Call, 06/01/18, Strike $100.00	92,400

			1,428,525

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Other (0.6%)
	S&P 500 Index
6,000 600,000	Call, 05/31/18, Strike $2,750.00	$2,790,000
5,000 500,000	Call, 07/31/18, Strike $2,900.00	1,400,000
2,500 250,000	Put, 05/31/18, Strike $2,650.00	10,512,500
2,500 250,000	Put, 05/31/18, Strike $2,500.00	2,262,500
2,000 200,000	Call, 07/31/18, Strike $2,850.00	1,280,000
1,500 150,000	Put, 05/31/18, Strike $2,575.00	2,895,000
1,500 150,000	Put, 07/31/18, Strike $2,625.00	9,937,500
1,250 125,000	Put, 06/29/18, Strike $2,485.00	2,631,250
1,000 100,000	Put, 05/31/18, Strike $2,100.00	92,500

		33,801,250

	TOTAL PURCHASED OPTIONS (Cost $61,668,420)	43,030,095

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (2.2%)
58,886,118	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	58,903,784
59,079,389	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	59,079,389

	TOTAL SHORT TERM INVESTMENTS (Cost $117,983,173)	117,983,173

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.5%)
61,770,781	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***†	61,770,781
75,596,372	State Street Navigator Securities Lending Government Money Market Portfolio†	75,596,372

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $137,367,153)	137,367,153

TOTAL INVESTMENTS (104.2%) (Cost $5,061,119,568)		5,615,662,029

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.5%)		(137,367,153)

LIABILITIES, LESS OTHER ASSETS (-1.7%)		(90,039,173)

NET ASSETS (100.0%)		$5,388,255,703

120	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS SOLD SHORT (-31.2%)#
		Consumer Discretionary (-3.6%)
(20,600)		Booking Holdings, Inc.	$(44,866,800)
(129,800)		Chegg, Inc.	(3,012,658)
(271,747)		Ctrip.com International, Ltd.	(11,114,452)
(500,000)		Gannett Company, Inc.	(4,835,000)
(88,000)		Liberty Media Corp. / Liberty Formula One	(2,597,760)
(6,800)		Live Nation Entertainment, Inc.	(268,396)
(29,300)		Marriott Vacations Worldwide Corp.	(3,592,473)
(227,500)	EUR	Moncler S.p.A	(10,253,852)
(919,000)		New York Times Company	(21,550,550)
(92,382)		Shutterfly, Inc.	(7,475,551)
(1,203,222)		TAL Education Group	(43,821,345)
(130,094)		Tesla, Inc.	(38,234,627)
(31,000)		Vipshop Holdings, Ltd.	(479,880)
(32,000)		Wayfair, Inc. - Class A	(1,993,600)

			(194,096,944)

		Consumer Staples (-0.4%)
(130,000)		Herbalife Nutrition Ltd.	(13,744,900)
(2,000,000)	GBP	J Sainsbury, PLC	(8,664,392)

			(22,409,292)

		Energy (-0.3%)
(776,400)		Chesapeake Energy Corp.	(2,305,908)
(95,000)		Golar LNG, Ltd.	(3,054,250)
(610,000)		Renewable Energy Group, Inc.	(7,869,000)
(16,190)		SEACOR Holdings, Inc.	(887,860)

			(14,117,018)

		Financials (-1.1%)
(105,400)		AmTrust Financial Services, Inc.	(1,358,606)
(104,397)		Assurant, Inc.	(9,690,129)
(123,000)	EUR	Eurazeo, SA	(10,803,923)
(287,000)		Heritage Insurance Holdings, Inc.	(4,505,900)
(59,400)		LendingTree, Inc.	(14,160,960)
(81,100)		PRA Group, Inc.	(2,887,160)
(515,800)	JPY	SBI Holdings, Inc.	(13,006,045)
(34,000)		Virtus Investment Partners, Inc.	(3,921,900)

			(60,334,623)

		Health Care (-4.5%)
(175,000)		Alder Biopharmaceuticals, Inc.	(2,485,000)
(160,000)		Allscripts Healthcare Solutions, Inc.	(1,859,200)
(246,000)		AMAG Pharmaceuticals, Inc.	(5,055,300)
(169,000)	EUR	Bayer, AG	(20,198,805)
(70,000)		Becton Dickinson and Company	(16,230,900)
(70,000)		DexCom, Inc.	(5,122,600)
(150,000)		Flexion Therapeutics, Inc.	(3,738,000)
(127,000)		Horizon Pharma, PLC	(1,681,480)
(160,000)		Immunomedics, Inc.	(2,913,600)

NUMBER OF SHARES		VALUE
(87,000)	Innoviva, Inc.	$(2,094,090)
(598,600)	Innoviva, Inc.	(8,679,700)
(190,431)	Insmed, Inc.	(4,633,186)
(224,100)	Insulet Corp.	(19,272,600)
(13,500)	Intercept Pharmaceuticals, Inc.	(918,135)
(163,000)	Invacare Corp.	(2,966,600)
(127,100)	Ionis Pharmaceuticals, Inc.	(5,469,113)
(402,000)	Ironwood Pharmaceuticals, Inc.	(7,284,240)
(228,325)	Ligand Pharmaceuticals, Inc.	(35,356,126)
(292,000)	Medicines Company	(8,786,280)
(153,000)	Medidata Solutions, Inc.	(10,918,080)
(235,140)	Molina Healthcare, Inc.	(19,575,405)
(103,371)	Neurocrine Biosciences, Inc.	(8,381,321)
(135,500)	NuVasive, Inc.	(7,209,955)
(37,500)	Pacira Pharmaceuticals, Inc.	(1,241,250)
(48,000)	Paratek Pharmaceuticals, Inc.	(513,600)
(137,973)	Quidel Corp.	(7,823,069)
(175,000)	Sarepta Therapeutics, Inc.	(13,363,000)
(106,000)	Supernus Pharmaceuticals, Inc.	(4,971,400)
(346,300)	Teva Pharmaceutical Industries, Ltd.	(6,226,474)
(330,717)	Wright Medical Group, NV	(6,485,360)

		(241,453,869)

	Industrials (-1.5%)
(396,918)	51job, Inc.	(32,761,612)
(155,659)	Aerojet Rocketdyne Holdings, Inc.	(4,349,112)
(116,500)	Air Transport Services Group, Inc.	(2,357,960)
(21,000)	Patrick Industries, Inc.	(1,194,900)
(535,000)	Rexnord Corp.	(14,717,850)
(762,700)	Trinity Industries, Inc.	(24,307,249)
(87,000)	Tutor Perini Corp.	(1,796,550)

		(81,485,233)

	Information Technology (-17.2%)
(2,283,100)	Advanced Micro Devices, Inc.	(24,840,128)
(530,000)	Alibaba Group Holding, Ltd.	(94,626,200)
(200,200)	Altaba, Inc.	(14,030,016)
(59,240)	Apptio, Inc.	(1,748,173)
(90,000)	Atlassian Corp., PLC	(5,038,200)
(75,000)	Belden, Inc.	(4,620,000)
(146,000)	Blackhawk Network Holdings, Inc.	(6,555,400)
(156,131)	CalAmp Corp.	(3,083,587)
(38,999)	Cardtronics, PLC - Class A	(1,023,724)
(862,400)	Ciena Corp.	(22,206,800)
(131,366)	Citrix Systems, Inc.	(13,518,875)
(105,000)	CSG Systems International, Inc.	(4,492,950)
(794,000)	Cypress Semiconductor Corp.	(11,576,520)
(40,000)	Electronics For Imaging, Inc.	(1,108,000)
(44,300)	Envestnet, Inc.	(2,405,490)
(186,200)	Etsy, Inc.	(5,574,828)
(48,700)	Euronet Worldwide, Inc.	(3,803,957)

See accompanying Notes to Schedule of Investments	www.calamos.com	121

Market Neutral Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES			VALUE
(31,000)		FireEye, Inc.	$(559,550)
(25,000)		Guidewire Software, Inc.	(2,115,500)
(132,000)		HubSpot, Inc.	(13,978,800)
(20,700)		IAC/InterActiveCorp	(3,356,298)
(94,100)		Inphi Corp.	(2,689,378)
(193,800)		Integrated Device Technology, Inc.	(5,393,454)
(1,163,750)		Intel Corp.	(60,072,775)
(228,000)		j2 Global, Inc.	(18,098,640)
(224,500)		Lumentum Holdings, Inc.	(11,326,025)
(77,700)		MercadoLibre, Inc.	(26,387,697)
(753,000)		Microchip Technology, Inc.	(62,995,980)
(2,492,300)		Micron Technology, Inc.	(114,595,954)
(190,500)		MTS Systems Corp.	(9,677,400)
(55,000)		Nice, Ltd.	(5,234,350)
(176,470)		Nuance Communications, Inc.	(2,597,638)
(137,900)		Nutanix, Inc.	(6,976,361)
(48,773)		NXP Semiconductors, NV	(5,116,288)
(80,000)		Okta, Inc.	(3,424,800)
(755,000)		ON Semiconductor Corp.	(16,670,400)
(40,100)		OSI Systems, Inc.	(2,567,202)
(181,300)		Palo Alto Networks, Inc.	(34,902,063)
(114,973)		Pure Storage, Inc.	(2,325,904)
(315,500)		Quotient Technology, Inc.	(4,227,700)
(875,000)		Rambus, Inc.	(11,812,500)
(317,500)		RealPage, Inc.	(16,986,250)
(130,000)		Red Hat, Inc.	(21,197,800)
(99,900)		RingCentral, Inc.	(6,698,295)
(407,500)		ServiceNow, Inc.	(67,702,050)
(112,600)		Silicon Laboratories, Inc.	(10,460,540)
(36,219)		SINA Corp.	(3,460,363)
(1,027,200)		Square, Inc. - Class A	(48,627,648)
(79,000)		Synaptics, Inc.	(3,438,080)
(127,300)		Teradyne, Inc.	(4,143,615)
(42,500)		TiVo Corp.	(601,375)
(951,000)		TTM Technologies, Inc.	(13,256,940)
(194,600)		Viavi Solutions, Inc.	(1,838,970)
(74,000)		Weibo Corp.	(8,474,480)
(499,200)		Workday, Inc. - Class A	(62,320,128)
(108,000)		Zendesk, Inc.	(5,265,000)
(100,900)		Zillow Group, Inc. - Class C	(4,892,641)

			(926,719,680)

		Materials (-0.9%)
(662,000)		Allegheny Technologies, Inc.	(17,589,340)
(725,000)	GBP	Anglo American, PLC	(17,058,707)
(106,615)		Arconic, Inc.	(1,898,813)
(278,000)		B2Gold Corp.	(797,860)
(60,000)	EUR	Covestro, AG*	(5,451,889)
(85,500)		Pretium Resources, Inc.	(575,415)
(340,000)		TimkenSteel Corp.	(5,708,600)

			(49,080,624)

NUMBER OF SHARES			VALUE
		Real Estate (-0.8%)
(582,700)		American Homes 4 Rent	$(11,770,540)
(90,000)		Crown Castle International Corp.	(9,078,300)
(45,000)		Extra Space Storage, Inc.	(4,031,550)
(534,499)		Invitation Homes, Inc.	(12,368,307)
(128,900)		iStar, Inc.	(1,307,046)
(175,000)		Starwood Property Trust, Inc.	(3,668,000)

			(42,223,743)

		Telecommunication Services (0.0%)
(153,000)	EUR	Koninklijke KPN, NV	(476,172)
(15,000)		Q2 Holdings, Inc.	(738,750)

			(1,214,922)

		Utilities (-0.9%)
(30,000)		Dominion Resources, Inc.	(1,996,800)
(42,000)		DTE Energy Company	(4,426,800)
(39,000)		NextEra Energy, Inc.	(6,392,490)
(100,000)		Sempra Energy	(11,180,000)
(114,706)		South Jersey Industries, Inc.	(3,544,415)
(808,480)		Vistra Energy Corp.	(18,473,768)

			(46,014,273)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $1,276,999,502)	(1,679,150,221)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
WRITTEN OPTIONS (-2.1%)#
		Consumer Discretionary (-0.1%)
2,360 236,000		D.R. Horton, Inc. Call, 05/18/18, Strike $49.00	(7,080)
2,500 250,000		Home Depot, Inc. Call, 08/17/18, Strike $195.00	(1,031,250)
15,000 1,500,000		Vipshop Holdings, Ltd. Call, 01/18/19, Strike $17.00	(3,112,500)

			(4,150,830)

		Energy (0.0%)
2,500 250,000		Nabors Industries, Ltd. Call, 01/18/19, Strike $12.00	(73,750)
3,000 300,000		Oasis Petroleum, Inc. Call, 01/17/20, Strike $12.00	(825,000)

			(898,750)

		Financials (0.0%)
		Goldman Sachs Group, Inc.
500 50,000		Call, 06/15/18, Strike $305.00	(2,000)
250 25,000		Put, 06/15/18, Strike $250.00	(361,250)

			(363,250)

122	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Health Care (-0.1%)
400 40,000	Amgen, Inc. Put, 06/15/18, Strike $185.00	$(479,000)
3,000 300,000	Immunomedics, Inc. Call, 01/18/19, Strike $10.00	(2,745,000)
800 80,000	Radius Health, Inc. Call, 01/18/19, Strike $40.00	(158,000)

		(3,382,000)

	Industrials (0.0%)
210 21,000	Boeing Company Call, 09/21/18, Strike $370.00	(177,450)
2,500 250,000	Navistar International Corp. Call, 01/18/19, Strike $45.00	(381,250)

		(558,700)

	Information Technology (0.0%)
3,500 350,000	Advanced Micro Devices, Inc. Put, 01/17/20, Strike $10.00	(630,000)
1,500 150,000	Akamai Technologies, Inc. Call, 01/18/19, Strike $80.00	(705,000)
600 60,000	Facebook, Inc. Call, 05/18/18, Strike $180.00	(64,500)
10,000 1,000,000	Finisar Corp. Call, 09/21/18, Strike $26.00	(125,000)
1,000 100,000	Mastercard, Inc. Call, 07/20/18, Strike $200.00	(107,000)
	Microsoft Corp.
2,400 240,000	Call, 06/01/18, Strike $105.00	(18,000)
2,400 240,000	Put, 06/01/18, Strike $90.00	(285,600)
300 30,000	NXP Semiconductors, NV Call, 01/18/19, Strike $115.00	(207,000)

		(2,142,100)

	Materials (0.0%)
3,097 309,700	First Majestic Silver Corp. Call, 01/17/20, Strike $10.00	(340,670)

		(340,670)

	Other (-1.9%)
	S&P 500 Index
3,000 300,000	Call, 12/21/18, Strike $2,600.00	(49,035,000)
2,500 250,000	Call, 06/15/18, Strike $2,600.00	(20,637,500)
2,000 200,000	Call, 12/21/18, Strike $2,700.00	(20,540,000)
1,500 150,000	Put, 05/31/18, Strike $2,400.00	(570,000)
1,100 110,000	Call, 06/29/18, Strike $2,600.00	(10,125,500)

		(100,908,000)

	TOTAL WRITTEN OPTIONS (Premium $156,517,798)	$(112,744,300)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	British Pound Sterling	07/25/18	12,376,000	$17,107,965	$551,996
State Street Bank and Trust	European Monetary Unit	07/25/18	53,092,000	64,528,197	1,544,633
Northern Trust Company	Japanese Yen	07/25/18	1,478,523,000	13,603,974	249,084

					$2,345,713

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $987,430,206.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

***	The rate disclosed is the 7 day net yield as of April 30, 2018.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2018.

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	123

Hedged Equity Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (97.9%)
	Consumer Discretionary (14.0%)
819	Amazon.com, Inc.#~	$1,282,660
1,429	Aptiv, PLC	120,865
118	Booking Holdings, Inc.#	257,004
1,168	CarMax, Inc.#^	73,000
1,301	Carnival Corp.	82,041
286	Charter Communications, Inc. - Class A#	77,589
111	Chipotle Mexican Grill, Inc.#^	46,990
11,965	Comcast Corp. - Class A~	375,581
2,261	D.R. Horton, Inc.	99,801
743	Darden Restaurants, Inc.	68,995
841	Dollar General Corp.	81,182
832	Foot Locker, Inc.	35,843
8,380	Ford Motor Company	94,191
994	Garmin, Ltd.	58,318
5,589	General Motors Company, Inc.	205,340
4,609	Home Depot, Inc.~	851,743
2,000	Johnson Controls International PLC	67,740
1,862	LKQ Corp.#	57,759
1,912	Lowe’s Companies, Inc.	157,606
1,692	Macy’s, Inc.	52,570
1,791	McDonald’s Corp.~	299,885
365	Mohawk Industries, Inc.#	76,606
993	Netflix, Inc.#~	310,273
3,235	Nike, Inc. - Class B	221,242
540	PVH Corp.	86,222
910	Ross Stores, Inc.	73,573
744	Royal Caribbean Cruises, Ltd.	80,493
2,349	Starbucks Corp.	135,232
1,952	Tapestry, Inc.	104,959
1,595	Target Corp.	115,797
2,285	Time Warner, Inc.	216,618
802	TJX Companies, Inc.	68,050
4,130	Twenty-First Century Fox, Inc. - Class A~	150,993
239	Ulta Salon Cosmetics & Fragrance, Inc.#	59,967
4,139	Walt Disney Company~	415,266
318	Whirlpool Corp.	49,274

		6,611,268

	Consumer Staples (6.4%)
4,276	Altria Group, Inc.~	239,926
1,211	Archer-Daniels-Midland Company	54,955
1,317	Church & Dwight Company, Inc.	60,845
7,429	Coca-Cola Company~	321,007
1,485	Colgate-Palmolive Company	96,867
363	Constellation Brands, Inc. - Class A	84,626
873	Costco Wholesale Corp.	172,121

NUMBER OF SHARES		VALUE
1,279	General Mills, Inc.	$55,944
690	Kellogg Company^	40,641
642	Kimberly-Clark Corp.	66,473
1,239	Kraft Heinz Company	69,855
2,381	Kroger Company	59,977
3,296	Mondelez International, Inc. - Class A	130,192
1,168	Monster Beverage Corp.#	64,240
3,965	PepsiCo, Inc.~	400,227
4,730	Philip Morris International, Inc.~	387,860
4,992	Procter & Gamble Company~	361,121
1,678	Walgreens Boots Alliance, Inc.~	111,503
2,749	Walmart, Inc.~	243,177

		3,021,557

	Energy (6.3%)
1,086	Anadarko Petroleum Corp.	73,110
950	Apache Corp.^	38,902
957	Baker Hughes a GE Company	34,557
4,113	Chevron Corp.~	514,577
445	Cimarex Energy Company	44,763
441	Concho Resources, Inc.#^	69,330
2,449	ConocoPhillips	160,409
1,782	Devon Energy Corp.	64,740
1,459	EOG Resources, Inc.	172,410
10,916	Exxon Mobil Corp.~	848,719
1,902	Halliburton Company	100,787
3,099	Kinder Morgan, Inc.	49,026
1,557	Marathon Petroleum Corp.	116,635
1,418	National Oilwell Varco, Inc.	54,834
1,381	Noble Energy, Inc.	46,719
1,595	Occidental Petroleum Corp.	123,230
673	Phillips 66	74,912
302	Pioneer Natural Resources Company	60,868
2,618	Schlumberger, Ltd.	179,490
947	Valero Energy Corp.~	105,051
1,783	Williams Companies, Inc.~	45,877

		2,978,946

	Financials (13.6%)
1,292	Aflac, Inc.	58,876
994	Allstate Corp.~	97,233
2,749	American Express Company~	271,464
2,793	American International Group, Inc.	156,408
1,952	Arthur J. Gallagher & Company	136,620
22,192	Bank of America Corp.~	663,985
2,847	Bank of New York Mellon Corp.	155,190
1,809	BB&T Corp.~	95,515
4,267	Berkshire Hathaway, Inc. - Class B#~	826,646
253	BlackRock, Inc.	131,940

124	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Hedged Equity Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES		VALUE
246	Brighthouse Financial, Inc.#	$12,492
1,381	Capital One Financial Corp.	125,146
3,460	Charles Schwab Corp.	192,653
812	Chubb Corp.	110,164
5,620	Citigroup, Inc.~	383,677
994	Discover Financial Services	70,823
2,615	Fifth Third Bancorp	86,740
755	Goldman Sachs Group, Inc.	179,939
879	Hartford Financial Services Group, Inc.	47,325
9,221	JPMorgan Chase & Company~	1,003,060
2,703	MetLife, Inc.	128,852
3,911	Morgan Stanley	201,886
1,128	PNC Financial Services Group, Inc.	164,248
1,629	Prudential Financial, Inc.	173,195
4,809	Regions Financial Corp.	89,928
854	State Street Corp.	85,212
1,184	SunTrust Banks, Inc.	79,091
2,416	Synchrony Financial	80,139
545	Travelers Companies, Inc.	71,722
10,111	Wells Fargo & Company~	525,368

		6,405,537

	Health Care (14.0%)
3,407	Abbott Laboratories~	198,049
3,766	AbbVie, Inc.~	363,607
1,171	Aetna, Inc.~	209,668
1,063	Alexion Pharmaceuticals, Inc.#	125,041
998	Allergan, PLC	153,343
535	Amgen, Inc.	93,347
790	Anthem, Inc.	186,432
1,228	Baxter International, Inc.	85,346
517	Biogen, Inc.#~	141,451
2,838	Bristol-Myers Squibb Company~	147,945
679	Cardinal Health, Inc.	43,571
1,585	Celgene Corp.#	138,054
1,025	Cerner Corp.#	59,706
790	Cigna Corp.	135,738
2,722	CVS Health Corp.~	190,077
1,279	Danaher Corp.	128,309
733	DaVita, Inc.#	46,025
742	Edwards Lifesciences Corp.#	94,501
1,764	Eli Lilly and Company	143,007
1,979	Express Scripts Holding Company#	149,810
2,771	Gilead Sciences, Inc.	200,149
440	IDEXX Laboratories, Inc.#	85,576
445	Illumina, Inc.#	107,214
421	Incyte Corp.#	26,077
6,345	Johnson & Johnson~	802,579

NUMBER OF SHARES		VALUE
545	Laboratory Corp. of America Holdings#	$93,059
453	McKesson Corp.	70,763
2,296	Medtronic, PLC	183,978
7,349	Merck & Company, Inc.~	432,636
1,306	Patterson Companies, Inc.^	30,404
14,230	Pfizer, Inc.~	520,960
701	Quest Diagnostics, Inc.	70,941
318	Regeneron Pharmaceuticals, Inc.#	96,570
873	Stryker Corp.	147,904
1,147	Thermo Fisher Scientific, Inc.	241,271
1,809	UnitedHealth Group, Inc.~	427,648
701	Varian Medical Systems, Inc.#~	81,029
540	Vertex Pharmaceuticals, Inc.#~	82,706
545	Zimmer Biomet Holdings, Inc.~	62,768

		6,597,259

	Industrials (9.4%)
947	3M Company	184,087
1,520	Allegion, PLC	117,314
1,533	Boeing Company~	511,347
1,301	Caterpillar, Inc.	187,812
1,979	CSX Corp.	117,533
441	Cummins, Inc.	70,498
1,238	Deere & Company	167,539
2,993	Delta Air Lines, Inc.	156,294
860	Eaton Corp., PLC	64,526
1,279	Emerson Electric Company	84,938
744	FedEx Corp.	183,917
1,064	Fluor Corp.	62,723
1,525	Fortune Brands Home & Security, Inc.	83,402
650	General Dynamics Corp.	130,852
19,917	General Electric Company~	280,232
2,310	Honeywell International, Inc.~	334,211
847	Illinois Tool Works, Inc.	120,291
1,063	Jacobs Engineering Group, Inc.	61,750
436	Lockheed Martin Corp.	139,886
2,793	Masco Corp.	105,771
653	Norfolk Southern Corp.	93,686
1,511	Pentair, PLC	101,660
865	Rockwell Collins, Inc.	114,647
2,392	Southwest Airlines Company	126,369
278	TransDigm Group, Inc.^	89,118
1,700	Union Pacific Corp.~	227,171
845	United Parcel Service, Inc. - Class B~	95,908
1,719	United Technologies Corp.~	206,538
295	WW Grainger, Inc.	82,998
1,491	Xylem, Inc.~	108,694

		4,411,712

See accompanying Notes to Schedule of Investments	www.calamos.com	125

Hedged Equity Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES		VALUE

	Information Technology (24.8%)
792	Accenture, PLC - Class A	$119,750
1,327	Activision Blizzard, Inc.	88,046
2,264	Advanced Micro Devices, Inc.#~^	24,632
784	Akamai Technologies, Inc.#	56,174
641	Alphabet, Inc. - Class A#~	652,910
603	Alphabet, Inc. - Class C#~	613,450
1,113	Amphenol Corp. - Class A	93,169
10,625	Apple, Inc.~	1,755,888
1,906	Applied Materials, Inc.~	94,671
742	Autodesk, Inc.#	93,418
882	Broadcom, Inc.	202,348
10,261	Cisco Systems, Inc.~	454,460
1,491	Cognizant Technology Solutions Corp. - Class A~	121,994
725	DXC Technology Company	74,719
2,266	eBay, Inc.#	85,836
426	F5 Networks, Inc.#	69,476
6,378	Facebook, Inc. - Class A#~	1,097,016
2,381	Fiserv, Inc.#	168,718
1,500	FLIR Systems, Inc.	80,325
3,108	Hewlett Packard Enterprise Company	52,991
4,821	HP, Inc.	103,603
12,330	Intel Corp.~	636,475
1,697	International Business Machines Corp.	245,997
1,747	Juniper Networks, Inc.	42,959
455	Lam Research Corp.	84,202
2,087	MasterCard, Inc. - Class A~	372,050
987	Microchip Technology, Inc.^	82,572
2,726	Micron Technology, Inc.#	125,342
16,450	Microsoft Corp.~	1,538,404
1,306	NVIDIA Corp.~	293,719
6,561	Oracle Corp.~	299,641
2,266	PayPal Holdings, Inc.#	169,066
3,647	QUALCOMM, Inc.	186,034
776	Red Hat, Inc.#	126,535
1,287	Salesforce.com, Inc.#	155,714
453	Skyworks Solutions, Inc.	39,302
1,684	Symantec Corp.	46,798
1,109	TE Connectivity, Ltd.	101,751
1,212	Texas Instruments, Inc.	122,933
6,438	Visa, Inc. - Class A~	816,853
888	Western Digital Corp.~	69,966
789	Xilinx, Inc.~	50,685

		11,710,592

	Materials (2.3%)
547	Air Products & Chemicals, Inc.	88,773

NUMBER OF SHARES		VALUE
589	Avery Dennison Corp.	$61,733
2,014	Ball Corp.~	80,741
4,490	DowDuPont, Inc.~	283,947
4,116	Freeport-McMoRan, Inc.~	62,604
1,063	LyondellBasell Industries, NV - Class A	112,391
1,016	Monsanto Company	127,376
1,485	Mosaic Company	40,021
1,468	Newmont Mining Corp.	57,678
686	PPG Industries, Inc.	72,634
744	Praxair, Inc.	113,475

		1,101,373

	Real Estate (2.5%)
707	Alexandria Real Estate Equities, Inc.	88,071
790	American Tower Corp.	107,724
1,434	Apartment Investment & Management Company	58,220
249	AvalonBay Communities, Inc.	40,587
659	Crown Castle International Corp.	66,473
627	Digital Realty Trust, Inc.	66,268
147	Equinix, Inc.	61,856
719	Equity Residential	44,370
650	Federal Realty Investment Trust	75,303
1,258	Macerich Company	72,486
1,085	Prologis, Inc.	70,427
307	Public Storage	61,946
770	Realty Income Corp.	38,893
869	Simon Property Group, Inc.	135,860
1,296	UDR, Inc.	46,850
375	Vornado Realty Trust	25,511
656	Welltower, Inc.	35,057
1,925	Weyerhaeuser Company~	70,802

		1,166,704

	Telecommunication Services (2.0%)
15,137	AT&T, Inc.~	494,980
2,014	CenturyLink, Inc.^	37,420
8,338	Verizon Communications, Inc.	411,480

		943,880

	Utilities (2.6%)
6,192	AES Corp.~	75,790
1,344	American Electric Power Company, Inc.	94,053
1,083	CMS Energy Corp.	51,107
784	Consolidated Edison, Inc.	62,822
671	Dominion Resources, Inc.	44,662
2,663	Duke Energy Corp.	213,466
993	Edison International	65,061
1,381	Exelon Corp.	54,798

126	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Hedged Equity Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES		VALUE
2,456	FirstEnergy Corp.	$84,487
1,629	NextEra Energy, Inc.	267,009
3,269	NiSource, Inc.	79,731
1,184	PG&E Corp.	54,582
1,190	Public Service Enterprise Group, Inc.	62,059

		1,209,627

	TOTAL COMMON STOCKS (Cost $44,272,777)	46,158,455

EXCHANGE-TRADED FUND (2.7%)
	Other (2.7%)
4,814	SPDR S&P 500 ETF Trust (Cost $1,301,960)	1,273,351

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

PURCHASED OPTIONS (0.9%)#
	Information Technology (0.0%)
3 300	Facebook, Inc. Call, 05/18/18, Strike $170.00	1,553
6 600	Mastercard, Inc. Call, 07/20/18, Strike $190.00	1,845
45 4,500	Microsoft Corp. Call, 06/01/18, Strike $100.00	1,732

		5,130

	Consumer Discretionary (0.0%)
15 1,500	D.R. Horton, Inc. Call, 05/18/18, Strike $45.00	983
15 1,500	Home Depot, Inc. Call, 08/17/18, Strike $185.00	12,562

		13,545

	Financials (0.0%)
4 400	Goldman Sachs Group, Inc. Call, 06/15/18, Strike $270.00	132
20 2,000	Wells Fargo & Company Put, 05/18/18, Strike $45.00	100

		232

	Other (0.9%)
73 7,300	S&P 500 Index Call, 07/31/18, Strike $2,900.00	20,440
63 6,300	Call, 05/31/18, Strike $2,750.00	29,295
40 4,000	Put, 05/31/18, Strike $2,575.00	77,200
40 4,000	Put, 06/29/18, Strike $2,485.00	84,200
39 3,900	Put, 05/31/18, Strike $2,500.00	35,295
21 2,100	Put, 05/31/18, Strike $2,650.00	88,305

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
20 2,000	Call, 06/29/18, Strike $2,900.00	$2,100
20 2,000	Put, 06/29/18, Strike $2,525.00	54,000
15 1,500	Put, 05/31/18, Strike $2,100.00	1,387

		392,222

	TOTAL PURCHASED OPTIONS (Cost $679,288)	411,129

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (0.5%)
76,508	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	76,532
183,602	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	183,602

	TOTAL SHORT TERM INVESTMENTS (Cost $260,134)	260,134

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.5%)
252,312	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $252,312)	252,312

TOTAL INVESTMENTS (102.5%) (Cost $46,766,471)		48,355,381

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.5%)		(252,312)

LIABILITIES, LESS OTHER ASSETS (-2.0%)		(946,464)

NET ASSETS (100.0%)		$47,156,605

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-2.2%) #
	Consumer Discretionary (-0.1%)
30 3,000	D.R. Horton, Inc. Call, 05/18/18, Strike $49.00	(90)
30 3,000	Home Depot, Inc. Call, 08/17/18, Strike $195.00	(12,375)

		(12,465)

	Financials (0.0%)
8 800	Goldman Sachs Group, Inc. Call, 06/15/18, Strike $305.00	(32)

See accompanying Notes to Schedule of Investments	www.calamos.com	127

Hedged Equity Income Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
4 400	Put, 06/15/18, Strike $250.00	$(5,780)

		(5,812)

	Health Care (0.0%)
7 700	Amgen, Inc. Put, 06/15/18, Strike $185.00	(8,383)

	Industrials (0.0%)
4 400	Boeing Company Call, 09/21/18, Strike $370.00	(3,380)

	Information Technology (0.0%)
3 300	Facebook, Inc. Call, 05/18/18, Strike $180.00	(322)
12 1,200	Mastercard, Inc. Call, 07/20/18, Strike $200.00	(1,284)
45 4,500	Microsoft Corp. Call, 06/01/18, Strike $105.00	(338)
45 4,500	Put, 06/01/18, Strike $90.00	(5,355)

		(7,299)

	Other (-2.1%)
	S&P 500 Index
40 4,000	Put, 05/31/18, Strike $2,400.00	(15,200)
30 3,000	Call, 06/29/18, Strike $2,685.00	(121,350)
26 2,600	Call, 06/29/18, Strike $2,600.00	(239,330)
21 2,100	Call, 12/21/18, Strike $2,600.00	(343,245)
20 2,000	Put, 06/29/18, Strike $2,300.00	(14,200)
15 1,500	Call, 06/15/18, Strike $2,600.00	(123,825)
11 1,100	Call, 12/21/18, Strike $2,700.00	(112,970)
10 1,000	Put, 06/29/18, Strike $2,350.00	(9,400)

		(979,520)

	TOTAL WRITTEN OPTIONS (Premium $1,472,408)	$(1,016,859)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $6,566,120.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of April 30, 2018.
†	Represents investment of cash collateral received from securities on loan as of April 30, 2018.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

128	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Phineus Long/Short Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (78.6%)
		Consumer Discretionary (10.9%)
41,200	EUR	Adidas, AG	$10,125,698
156,000		Adtalem Global Education, Inc.#~	7,425,600
10,000		Booking Holdings, Inc.#~	21,780,000
392,500		CarMax, Inc.#~^	24,531,250
97,300		McDonald’s Corp.~	16,291,912
514,700		MGM Resorts International~	16,171,874
75,000		Ulta Salon Cosmetics & Fragrance, Inc.#~	18,818,250

			115,144,584

		Consumer Staples (0.8%)
100,000		Philip Morris International, Inc.	8,200,000

		Energy (2.1%)
428,000		Halliburton Company~	22,679,720

		Financials (35.2%)
111,000		Affiliated Managers Group, Inc.~	18,299,460
334,000		American International Group, Inc.~	18,704,000
546,000		Bank of America Corp.~	16,336,320
204,456		Brighthouse Financial, Inc.#~	10,382,276
96,500		CBOE Global Markets, Inc.	10,304,270
297,000		Citigroup, Inc.~	20,276,190
1,291,000	EUR	Credit Agricole, SA	21,259,348
240,500		E*TRADE Financial Corp.#~	14,593,540
133,500		First Republic Bank~^	12,398,145
191,400		Goldman Sachs Group, Inc.~	45,616,362
659,900	EUR	ING Groep, NV	11,119,651
211,000		Intercontinental Exchange, Inc.~	15,289,060
362,000		JPMorgan Chase & Company~	39,378,360
233,000		Marsh & McLennan Companies, Inc.~	18,989,500
738,000		Morgan Stanley~	38,095,560
1,040,000		Radian Group, Inc.~	14,872,000
1,485,000		SLM Corp.#~	17,047,800
1,392,300		UBS Group, AG#~^	23,390,640
222,000	EUR	UniCredit S.p.A	4,812,941

			371,165,423

		Health Care (9.7%)
138,900		AbbVie, Inc.	13,410,795
116,000		Alexion Pharmaceuticals, Inc.#~	13,645,080
34,500		Humana, Inc.	10,149,210
208,000		Johnson & Johnson~	26,309,920
126,318		Laboratory Corp. of America Holdings#~	21,568,799
72,500		UnitedHealth Group, Inc.~	17,139,000

			102,222,804

NUMBER OF SHARES		VALUE

	Industrials (7.5%)
197,500	Air Lease Corp.~	$8,233,775
568,500	Delta Air Lines, Inc.~	29,687,070
314,000	KBR, Inc.	5,240,660
82,300	Union Pacific Corp.	10,997,749
377,000	United Continental Holdings, Inc.#~	25,462,580

		79,621,834

	Information Technology (11.5%)
12,800	Alphabet, Inc. - Class A#~	13,037,824
136,000	Daqo New Energy Corp.#^	7,255,600
93,000	Ellie Mae, Inc.#^	9,008,910
251,500	Facebook, Inc. - Class A#~	43,258,000
261,500	First Solar, Inc.#~	18,542,965
190,000	NCR Corp.#~	5,846,300
75,500	Workday, Inc. - Class A#~^	9,425,420
108,500	Xilinx, Inc.	6,970,040
163,000	Zendesk, Inc.#~	7,946,250

		121,291,309

	Real Estate (0.9%)
200,300	CBRE Group, Inc. - Class A#~	9,075,593

	TOTAL COMMON STOCKS (Cost $810,319,450)	829,401,267

EXCHANGE-TRADED FUNDS (6.4%)
	Other (6.4%)
880,000	Consumer Staples Select Sector SPDR Fund^	44,396,000
390,500	Vanguard FTSE Europe ETF~	23,195,700

		67,591,700

	TOTAL EXCHANGE-TRADED FUNDS (Cost $64,960,450)	67,591,700

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.2%)#
	Financials (0.0%)
4,650 465,000	Bank Of America Corp. Call, 06/15/18, Strike $31.00	192,975
2,630 263,000	Citigroup, Inc. Call, 06/15/18, Strike $72.50	124,925

		317,900

	Health Care (0.0%)
1,000 100,000	Celgene Corp. Call, 05/04/18, Strike $90.00	112,500

See accompanying Notes to Schedule of Investments	www.calamos.com	129

Phineus Long/Short Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

	Other (0.2%)
9,475 947,500	Powershares QQQ Trust Series Put, 05/04/18, Strike $160.00	$1,108,575
14,000 1,400,000	SPDR S&P 500 ETF Trust Call, 05/04/18, Strike $268.00	553,000

		1,661,575

	TOTAL PURCHASED OPTIONS (Cost $5,222,565)	2,091,975

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (12.8%)
67,676,614	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	67,696,917
67,669,385	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	67,669,385

	TOTAL SHORT TERM INVESTMENTS (Cost $135,363,721)	135,366,302

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (5.0%)
37,611,997	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***†	37,611,997
15,232,218	State Street Navigator Securities Lending Government Money Market Portfolio†	15,232,218

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $52,844,215)	52,844,215

TOTAL INVESTMENTS (103.0%) (Cost $1,068,710,401)		1,087,295,459

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-5.0%)		(52,844,215)

OTHER ASSETS, LESS LIABILITIES (2.0%)		21,116,756

NET ASSETS (100.0%)		$1,055,568,000

NUMBER OF SHARES		VALUE
COMMON STOCKS SOLD SHORT (-3.8%)#
	Consumer Discretionary (-1.5%)
(10,200)	Amazon.com, Inc.	(15,974,526)

	Health Care (-0.7%)
(44,000)	Amgen, Inc.	(7,677,120)

NUMBER OF SHARES		VALUE

	Industrials (-1.3%)
(42,000)	Boeing Company	$(14,009,520)

	Other (-0.3%)
(76,500)	Gibraltar Industries, Inc.	(2,688,975)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $40,219,126)	(40,350,141)

EXCHANGE-TRADED FUNDS SOLD SHORT (-50.2%)#

(268,500)	Health Care Select Sector SPDR Fund	(22,086,810)
(539,000)	iShares Edge MSCI Min Vol USA ETF	(28,049,560)
(337,400)	PowerShares QQQ	(54,301,156)
(1,498,000)	SPDR S&P 500 ETF Trust	(396,235,980)
(302,000)	VanEck Vectors Semiconductor ETF	(29,342,320)

	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $527,668,943)	(530,015,826)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-0.4%)#
	Consumer Discretionary (0.0%)
585 58,500	Tesla, Inc. Put, 05/18/18, Strike $250.00	(220,837)

	Financials (0.0%)
6,975 697,500	Bank Of America Corp. Put, 07/20/18, Strike $26.00	(132,525)
490 49,000	CBOE Global Markets, Inc. Put, 05/18/18, Strike $105.00	(96,775)
2,630 263,000	Citigroup, Inc. Put, 07/20/18, Strike $62.50	(224,865)

		(454,165)

	Health Care (0.0%)
273 27,300	Abbvie, Inc. Put, 05/18/18, Strike $110.00	(366,503)

	Information Technology (-0.1%)
415 41,500	Ellie Mae, Inc. Put, 05/18/18, Strike $90.00	(20,750)
4,805 480,500	Oracle Corp. Put, 06/15/18, Strike $45.00	(434,853)

		(455,603)

	Other (-0.3%)
	Powershares QQQ Trust Series
9,475 947,500	Put, 06/15/18, Strike $145.00	(857,487)
3,374 337,400	Put, 05/18/18, Strike $150.00	(160,265)

130	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Phineus Long/Short Fund    Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
14,625 1,462,500	SPDR S&P 500 ETF Trust Put, 06/29/18, Strike $237.00	$(1,586,813)

		(2,604,565)

	TOTAL WRITTEN OPTIONS (Premium $5,413,475)	$(4,101,673)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $322,373,296.

^	Security, or portion of security, is on loan.

***	The rate disclosed is the 7 day net yield as of April 30, 2018.

†	Represents investment of cash collateral received from securities on loan as of April 30, 2018.

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	131

Statements of Assets and Liabilities    April 30, 2018 (Unaudited)

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	DIVIDEND GROWTH FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND
ASSETS
Investments in securities, at cost	$1,225,345,546	$46,766,772	$19,789,840	$294,583,383		$223,688,123
Investment in securities, at value	$1,603,255,015	$51,456,318	$25,218,643	$347,332,943		$283,706,637
Cash with custodian (interest bearing)	—	—	—	—		—
Restricted cash for short positions (interest bearing)	—	—	—	—		—
Restricted foreign currency for short positions (cost $-)	—	—	—	—		—
Foreign currency (cost $41,722 and $128,239)	—	—	—	41,675		128,820
Restricted cash for open forward foreign currency contracts	—	—	—	—		—
Unrealized appreciation on forward foreign currency contracts	—	—	—	3,777		—
Receivables:
Accrued interest and dividends	876,699	29,712	21,898	1,593,735		499,448
Investments sold	32,522,335	177,701	—	5,049,053		7,284,363
Fund shares sold	291,264	366	17,763	448,431		148,207
Due from investment advisor	—	21,215	17,335	11,649		—
Prepaid expenses	69,899	29,989	14,131	61,483		33,166
Other assets	710,251	17,203	11,603	14,352		—
Total assets	1,637,725,463	51,732,504	25,301,373	354,557,098		291,800,641
LIABILITIES
Due to custodian bank	—	—	—	—		—
Collateral for securities loaned	24,812,833	1,348,283	251,735	—		4,336,339
Securities sold short, at value (proceeds $-)	—	—	—	—		—
Options written, at value (premium $735,729 and $158,398)	572,089	—	—	—		37,625
Unrealized depreciation on forward foreign currency contracts	—	—	—	152,825		—
Payables:
Investments purchased	13,732,196	—	23,913	8,420,005		4,662,153
Fund shares redeemed	1,998,380	14,710	—	1,552,572		440,852
Dividends payable	—	—	—	—		—
Affiliates:
Investment advisory fees	1,181,796	41,539	20,649	285,986		260,376
Distribution fees	66,538	1,100	176	6,603		4,095
Deferred compensation to trustees	685,024	17,203	11,603	14,352		—
Financial accounting fees	15,289	480	239	3,305		2,735
Trustees’ fees and officer compensation	25,868	3,155	2,875	6,205		6,669
Other accounts payable and accrued liabilities	1,294,519	44,361	41,645	380,423		765,865
Total liabilities	44,384,532	1,470,831	352,835	10,822,276		10,516,709
NET ASSETS	$1,593,340,931	$50,261,673	$24,948,538	$343,734,822		$281,283,932
COMPOSITION OF NET ASSETS
Paid in capital	$1,048,688,424	$40,026,467	$18,772,907	$266,024,797		$246,841,413
Undistributed net investment income (loss)	(4,491,736)	101,123	13,969	269,886		(1,744,119)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options, short positions, and total return swaps	171,071,134	5,444,537	732,859	25,080,472		(23,450,245)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	378,073,109	4,689,546	5,428,803	52,359,667	*	59,636,883 *
NET ASSETS	$1,593,340,931	$50,261,673	$24,948,538	$343,734,822		$281,283,932
CLASS A SHARES†
Net assets applicable to shares outstanding	$930,210,959	$21,778,984	$2,236,682	$132,844,793		$51,936,255
Shares outstanding	27,852,941	1,434,551	184,790	6,271,951		3,409,653
Net asset value and redemption price per share	$33.40	$15.18	$12.10	$21.18		$15.23
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$35.07	$15.94	$12.70	$22.24		$15.99
CLASS C SHARES†**
Net assets applicable to shares outstanding	$369,718,661	$4,506,688	$1,033,967	$26,601,704		$24,497,856
Shares outstanding	17,402,548	329,955	87,049	1,382,721		1,706,068
Net asset value and redemption price per share	$21.25	$13.66	$11.88	$19.24		$14.36
CLASS I SHARES†
Net assets applicable to shares outstanding	$293,411,311	$23,976,001	$21,677,889	$184,288,325		$204,849,821
Shares outstanding	6,704,354	1,538,275	1,793,000	8,501,999		13,366,582
Net asset value and redemption price per share	$43.76	$15.59	$12.09	$21.68		$15.33

*	Net of deferred foreign capital gains tax of $(229,707) and $(479,062).

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

132	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    April 30, 2018 (Unaudited)

	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND		CONVERTIBLE FUND
ASSETS
Investments in securities, at cost	$16,859,279	$82,846,992		$1,688,293,986	$198,237,643		$640,500,063
Investment in securities, at value	$20,235,484	$110,001,249		$2,080,961,831	$230,140,400		$684,915,011
Cash with custodian (interest bearing)	—	—		—	—		—
Restricted cash for short positions (interest bearing)	—	—		—	—		—
Restricted foreign currency for short positions (cost $-)	—	—		—	—		—
Foreign currency (cost $1,627, $6,276, and $11,354)	1,627	6,271		—	11,346		—
Restricted cash for open forward foreign currency contracts	—	—		—	—		—
Unrealized appreciation on forward foreign currency contracts	—	1,139		48,921	1,453		—
Receivables:
Accrued interest and dividends	7,689	366,729		3,641,102	785,678		1,896,064
Investments sold	507,531	739,278		2,110,041	—		9,740,783
Fund shares sold	59,500	147,379		917,421	148,809		483,967
Due from investment advisor	8,579	29,665		—	—		—
Prepaid expenses	24,719	43,743		77,572	42,995		41,754
Other assets	11,601	85,493		493,749	245,239		182,746
Total assets	20,856,730	111,420,946		2,088,250,637	231,375,920		697,260,325
LIABILITIES
Due to custodian bank	—	—		—	—		—
Collateral for securities loaned	1,988,415	16,155		77,765,694	8,298,703		94,450,113
Securities sold short, at value (proceeds $-)	—	—		—	—		—
Options written, at value (premium $276,435)	—	—		—	—		14,280
Unrealized depreciation on forward foreign currency contracts	—	23,233		—	76,130		—
Payables:
Investments purchased	374,697	2,707,091		8,036,990	1,387,398		15,052,059
Fund shares redeemed	—	271,804		2,096,429	191,720		564,627
Dividends payable	—	—		—	—		—
Affiliates:
Investment advisory fees	16,889	93,438		1,139,945	181,581		359,210
Distribution fees	197	2,328		84,204	9,300		21,358
Deferred compensation to trustees	11,601	85,493		493,749	245,239		182,746
Financial accounting fees	178	1,037		19,169	2,098		5,590
Trustees’ fees and officer compensation	2,449	4,115		29,344	5,964		10,254
Other accounts payable and accrued liabilities	33,789	207,853		779,823	309,966		221,278
Total liabilities	2,428,215	3,412,547		90,445,347	10,708,099		110,881,515
NET ASSETS	$18,428,515	$108,008,399		$1,997,805,290	$220,667,821		$586,378,810
COMPOSITION OF NET ASSETS
Paid in capital	$16,912,404	$60,689,238		$1,488,327,731	$176,643,431		$498,790,347
Undistributed net investment income (loss)	(102,979)	(165,216)		(11,450,649)	211,254		(161,968)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options, short positions, and total return swaps	(1,755,398)	20,485,744		128,211,442	12,162,293		43,074,255
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	3,374,488	26,998,633	*	392,716,766	31,650,843	*	44,676,176
NET ASSETS	$18,428,515	$108,008,399		$1,997,805,290	$220,667,821		$586,378,810
CLASS A SHARES†
Net assets applicable to shares outstanding	$5,704,237	$32,270,444		$890,328,288	$75,167,608		$217,941,965
Shares outstanding	528,144	2,187,040		27,638,128	7,915,605		12,056,917
Net asset value and redemption price per share	$10.80	$14.76		$32.21	$9.50		$18.08
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$11.34	$15.50		$33.82	$9.97		$18.50	#
CLASS C SHARES†**
Net assets applicable to shares outstanding	$384,009	$13,033,337		$539,719,293	$65,487,234		$138,755,474
Shares outstanding	36,396	970,738		16,671,633	7,759,312		7,756,032
Net asset value and redemption price per share	$10.55	$13.43		$32.37	$8.44		$17.89
CLASS I SHARES†
Net assets applicable to shares outstanding	$12,340,269	$62,704,618		$567,757,709	$80,012,979		$229,681,371
Shares outstanding	1,139,196	4,156,118		18,326,211	8,188,253		14,166,411
Net asset value and redemption price per share	$10.83	$15.09		$30.98	$9.77		$16.21

*	Net of deferred foreign capital gains tax of $(130,038) and $(174,880).

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Convertible Fund, maximum offering price per share is Net asset value plus 2.25% of offering price.

See accompanying Notes to Financial Statements	www.calamos.com	133

Statements of Assets and Liabilities    April 30, 2018 (Unaudited)

	GLOBAL CONVERTIBLE FUND		TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND
ASSETS
Investments in securities, at cost	$134,514,469		$77,387,163	$71,046,759	$5,061,119,568		$46,766,471
Investment in securities, at value	$138,934,262		$76,097,971	$68,903,468	$5,615,662,029		$48,355,381
Cash with custodian (interest bearing)	—		513,705	—	287,797		—
Restricted cash for short positions (interest bearing)	—		—	—	1,608,004,740		—
Restricted foreign currency for short positions (cost $81,242,008)	—		—	—	82,056,802		—
Foreign currency (cost $187,078)	186,230		—	—	—		—
Restricted cash for open forward foreign currency contracts	—		—	—	280,000		—
Unrealized appreciation on forward foreign currency contracts	—		—	—	2,357,112		—
Receivables:
Accrued interest and dividends	353,176		451,991	910,475	12,240,161		35,509
Investments sold	502,982		—	—	11,574,999		—
Fund shares sold	577,038		20,024	75,628	19,906,212		84,215
Due from investment advisor	—		13,552	36,195	—		9,923
Prepaid expenses	34,200		19,923	29,581	187,914		21,937
Other assets	6,320		83,767	115,808	175,208		6,201
Total assets	140,594,208		77,200,933	70,071,155	7,352,732,974		48,513,166
LIABILITIES
Due to custodian bank	—		—	244,723	—		—
Collateral for securities loaned	8,562,685		9,596,381	15,129,908	137,367,153		252,312
Securities sold short, at value (proceeds $1,276,999,502)	—		—	—	1,679,150,221		—
Options written, at value (premium $156,517,798 and $1,472,408)	—		—	—	112,744,300		1,016,859
Unrealized depreciation on forward foreign currency contracts	—		—	—	11,399		—
Payables:
Investments purchased	962,881		624,189	952,117	25,452,769		—
Fund shares redeemed	1,282		72,032	110,330	4,452,395		7,669
Dividends payable	—		13,347	20,699	353		—
Affiliates:
Investment advisory fees	90,135		24,858	26,395	2,901,118		26,256
Distribution fees	844		1,369	2,166	50,105		805
Deferred compensation to trustees	6,320		83,767	115,808	175,208		6,201
Financial accounting fees	1,224		638	508	50,477		405
Trustees’ fees and officer compensation	3,468		3,597	3,270	54,730		3,077
Other accounts payable and accrued liabilities	47,071		59,259	49,623	2,067,043		42,977
Total liabilities	9,675,910		10,479,437	16,655,547	1,964,477,271		1,356,561
NET ASSETS	$130,918,298		$66,721,496	$53,415,608	$5,388,255,703		$47,156,605
COMPOSITION OF NET ASSETS
Paid in capital	$122,541,930		$68,754,991	$63,787,702	$5,174,836,285		$45,134,546
Undistributed net investment income (loss)	949,243		(289,990)	(147,706)	17,787,989		28,438
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options, short positions, and total return swaps	3,006,262		(454,313)	(8,081,097)	(3,807,858)		(50,838)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	4,420,863		(1,289,192)	(2,143,291)	199,439,287		2,044,459
NET ASSETS	$130,918,298		$66,721,496	$53,415,608	$5,388,255,703		$47,156,605
CLASS A SHARES†
Net assets applicable to shares outstanding	$15,461,905		$19,610,919	$33,575,787	$701,951,446		$28,518,538
Shares outstanding	1,392,633		1,970,266	3,926,178	52,195,921		2,510,863
Net asset value and redemption price per share	$11.10		$9.95	$8.55	$13.45		$11.36
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$11.36	#	$10.18 #	$8.75 #	$13.76	#	$11.93
CLASS C SHARES†**
Net assets applicable to shares outstanding	$3,928,280		$7,612,826	$11,327,867	$282,119,458		$186,957
Shares outstanding	357,440		764,651	1,259,226	20,659,410		16,581
Net asset value and redemption price per share	$10.99		$9.96	$9.00	$13.66		$11.28
CLASS I SHARES†
Net assets applicable to shares outstanding	$111,528,113		$39,497,751	$8,511,954	$4,404,184,799		$18,451,110
Shares outstanding	10,038,839		3,967,617	995,375	331,276,607		1,624,136
Net asset value and redemption price per share	$11.11		$9.96	$8.55	$13.29		$11.36

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Global Convertible Fund, Total Return Bond Fund, High Income Opportunities Fund, and Market Neutral Income Fund, maximum offering price per share is Net asset value plus 2.25% of offering price.

134	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    April 30, 2018 (Unaudited)

PHINEUS LONG/SHORT FUND
ASSETS
Investments in securities, at cost	$1,068,710,401
Investment in securities, at value	$1,087,295,459
Cash with custodian (interest bearing)	93,038
Restricted cash for short positions (interest bearing)	575,500,132
Restricted foreign currency for short positions (cost $-)	—
Foreign currency (cost $1,234,531)	1,234,632
Restricted cash for open forward foreign currency contracts	—
Unrealized appreciation on forward foreign currency contracts	—
Receivables:
Accrued interest and dividends	780,841
Investments sold	74,134
Fund shares sold	29,148,823
Due from investment advisor	—
Prepaid expenses	97,405
Other assets	—
Total assets	1,694,224,464
LIABILITIES
Due to custodian bank	—
Collateral for securities loaned	52,844,215
Securities sold short, at value (proceeds $567,888,069)	570,365,967
Options written, at value (premium $5,413,475)	4,101,673
Unrealized depreciation on forward foreign currency contracts	—
Payables:
Investments purchased	9,403,755
Fund shares redeemed	770,630
Dividends payable	—
Affiliates:
Investment advisory fees	996,394
Distribution fees	8,429
Deferred compensation to trustees	—
Financial accounting fees	9,401
Trustees’ fees and officer compensation	4,113
Other accounts payable and accrued liabilities	151,887
Total liabilities	638,656,464
NET ASSETS	$1,055,568,000
COMPOSITION OF NET ASSETS
Paid in capital	$1,016,623,650
Undistributed net investment income (loss)	(1,586,010)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options, short positions, and total return swaps	23,110,347
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	17,420,013
NET ASSETS	$1,055,568,000
CLASS A SHARES†
Net assets applicable to shares outstanding	$115,421,499
Shares outstanding	9,073,749
Net asset value and redemption price per share	$12.72
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$13.35
CLASS C SHARES†**
Net assets applicable to shares outstanding	$48,921,814
Shares outstanding	3,905,444
Net asset value and redemption price per share	$12.53
CLASS I SHARES†
Net assets applicable to shares outstanding	$891,224,687
Shares outstanding	69,653,741
Net asset value and redemption price per share	$12.80

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements	www.calamos.com	135

Statements of Operations    Six Months Ended April 30, 2018 (Unaudited)

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	DIVIDEND GROWTH FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND
INVESTMENT INCOME
Interest	$—	$—	$—	$—		$—
Dividends	8,297,312	465,644	243,558	2,523,297		1,419,689
Securities lending income	49,747	2,517	199	65,470		2,869
Dividend taxes withheld	(9,618)	—	—	(211,388)		(126,943)
Total investment income	8,337,441	468,161	243,757	2,377,379		1,295,615

EXPENSES
Investment advisory fees	7,363,163	260,823	127,537	1,670,407		1,668,597
Performance fees	—	—	—	22,243		—
Distribution fees
Class A	1,204,647	27,775	2,733	151,595		65,199
Class C	1,943,709	23,224	5,226	137,628		127,620
Class R	8,365 (a)	257 (a)	—	10,824	(a)	3,947	(a)
Transfer agent fees	1,147,931	20,447	7,440	176,425		187,816
Printing and mailing fees	152,825	2,427	2,670	15,860		27,450
Financial accounting fees	95,673	3,016	1,475	19,316		17,539
Accounting fees	70,369	17,448	13,397	23,299		23,145
Trustees’ fees and officer compensation	46,599	7,362	6,707	13,446		13,557
Registration fees	44,361	36,283	31,126	34,924		41,971
Audit fees	32,271	4,823	4,359	9,318		9,312
Custodian fees	22,764	2,656	1,174	41,570		103,925
Legal fees	7,130	12,531	35,502	21,636		22,807
Dividend or interest expense on short positions	—	—	—	—		—
Other	81,903	4,321	3,912	25,903		44,479
Total expenses	12,221,710	423,393	243,258	2,374,394		2,357,364
Less expense reductions	—	(136,856)	(94,757)	(150,863)		—
Net expenses	12,221,710	286,537	148,501	2,223,531		2,357,364
NET INVESTMENT INCOME (LOSS)	(3,884,269)	181,624	95,256	153,848		(1,061,749)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	173,464,393	5,402,205	732,403	25,891,436	(b)	31,322,093	(b)
Purchased options	(5,129,361)	(32,206)	—	(269,896)		2,529,164
Foreign currency transactions	(3,021)	—	—	(8,903)		(118,873)
Forward foreign currency contracts	—	—	—	(202,492)		—
Written options	4,534,286	52,394	—	(115,772)		(1,830,741)
Short positions	—	—	—	—		—
Total return swaps	—	—	—	—		—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(56,687,484)	(3,908,278)	(45,093)	(19,362,267	)(c)	(20,442,091	)(c)
Purchased options	(214,429)	55,962	—	(236,492)		(118,645)
Foreign currency translations	—	—	—	(11,484)		(21,525)
Forward foreign currency contracts	—	—	—	53,828		—
Written options	1,033,615	—	—	—		(31,171)
Short positions	—	—	—	—		—
NET GAIN (LOSS)	116,997,999	1,570,077	687,310	5,737,958		11,288,211
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$113,113,730	$1,751,701	$782,566	$5,891,806		$10,226,462

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(b)	Net of foreign capital gains tax of $131,158 and $883,523, respectively.

(c)	Net of change of $848,222 and $1,560,314, respectively in deferred capital gains tax.

136	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Six Months Ended April 30, 2018 (Unaudited)

	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND		CONVERTIBLE FUND
INVESTMENT INCOME
Interest	$102	$—		$—	$908,244		$7,933,536
Dividends	101,685	725,593		14,645,557	1,844,267		2,934,776
Securities lending income	1,123	4,575		104,199	2,792		61,116
Dividend taxes withheld	(10,788)	(37,309)		—	(154,050)		—
Total investment income	92,122	692,859		14,749,756	2,601,253		10,929,428

EXPENSES
Investment advisory fees	99,648	618,836		7,035,877	1,113,450		2,190,194
Performance fees	—	22,717		—	—		—
Distribution fees
Class A	7,228	36,925		1,140,899	96,207		270,287
Class C	2,028	68,763		2,825,803	341,853		710,078
Class R	—	8,251	(a)	18,433 (a)	1,861	(a)	2,651 (a)
Transfer agent fees	5,703	69,993		1,073,287	131,020		298,316
Printing and mailing fees	1,337	6,491		104,437	27,911		36,248
Financial accounting fees	1,048	7,155		118,545	12,895		34,130
Accounting fees	10,207	16,940		86,233	22,040		33,725
Trustees’ fees and officer compensation	6,432	9,214		55,291	11,199		20,275
Registration fees	32,947	31,830		51,246	37,620		49,713
Audit fees	4,263	6,179		38,935	7,742		13,920
Custodian fees	9,985	14,997		24,295	17,843		6,239
Legal fees	11,623	14,778		85,412	24,474		32,361
Dividend or interest expense on short positions	—	—		—	—		—
Other	7,777	22,534		93,463	21,980		31,159
Total expenses	200,226	955,603		12,752,156	1,868,095		3,729,296
Less expense reductions	(54,918)	(128,727)		—	—		—
Net expenses	145,308	826,876		12,752,156	1,868,095		3,729,296
NET INVESTMENT INCOME (LOSS)	(53,186)	(134,017)		1,997,600	733,158		7,200,132

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	1,116,226	21,119,650	(b)	95,540,686	8,734,409		30,137,799
Purchased options	(69,351)	(587,247)		22,253,125	3,710,529		159,387
Foreign currency transactions	(8,731)	31,953		—	45,110		—
Forward foreign currency contracts	—	(200,616)		(65,385)	(91,422)		—
Written options	8,780	148,822		781,477	(1,016,713)		678,348
Short positions	—	—		—	—		—
Total return swaps	—	—		—	—		—
Change in net unrealized appreciation/(depreciation) on:
Investments	(644,663)	(14,182,576	)(c)	(39,808,129)	(5,989,080	)(c)	(23,437,979)
Purchased options	—	(57,331)		(10,757,555)	(991,883)		(768,245)
Foreign currency translations	(1,978)	(1,318)		—	5,562		182
Forward foreign currency contracts	—	6,880		48,921	2,385		—
Written options	—	—		53,679	—		262,155
Short positions	—	—		—	—		—
NET GAIN (LOSS)	400,283	6,278,217		68,046,819	4,408,897		7,031,647
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$347,097	$6,144,200		$70,044,419	$5,142,055		$14,231,779

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(b)	Net of foreign capital gains tax of $100,126.

(c)	Net of change of $239,399 and $100,063, respectively in deferred capital gains tax.

See accompanying Notes to Financial Statements	www.calamos.com	137

Statements of Operations    Six Months Ended April 30, 2018 (Unaudited)

	GLOBAL CONVERTIBLE FUND	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND
INVESTMENT INCOME
Interest	$1,737,122	$1,070,709	$1,658,849	$47,270,774	$—
Dividends	374,905	13,566	84,269	32,390,443	194,670
Securities lending income	4,884	979	18,772	51,227	66
Dividend taxes withheld	—	(137)	—	(91,875)	—
Total investment income	2,116,911	1,085,117	1,761,890	79,620,569	194,736

EXPENSES
Investment advisory fees	502,913	154,205	167,411	16,454,709	80,100
Performance fees	—	—	—	—	—
Distribution fees
Class A	17,272	25,821	42,919	853,146	11,305
Class C	16,048	40,657	61,318	1,392,633	767
Class R	13 (a)	727 (a)	188 (a)	9,734 (a)	—
Transfer agent fees	46,577	32,665	36,282	2,329,073	8,253
Printing and mailing fees	5,872	5,535	39,542	223,782	3,466
Financial accounting fees	6,841	3,963	3,226	286,094	1,235
Accounting fees	16,221	15,654	15,789	214,737	19,470
Trustees’ fees and officer compensation	8,829	7,734	7,491	121,909	6,266
Registration fees	39,639	38,815	38,481	93,094	32,365
Audit fees	6,033	5,090	5,562	87,278	4,159
Custodian fees	4,883	2,340	2,514	68,069	7,756
Legal fees	12,946	31,290	23,472	166,707	11,700
Dividend or interest expense on short positions	—	—	—	4,647,254	—
Other	6,666	6,729	14,428	269,197	3,104
Total expenses	690,753	371,225	458,623	27,217,416	189,946
Less expense reductions	(15,147)	(80,520)	(144,315)	—	(71,046)
Net expenses	675,606	290,705	314,308	27,217,416	118,900
NET INVESTMENT INCOME (LOSS)	1,441,305	794,412	1,447,582	52,403,153	75,836

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	836,722	(260,327)	108,487	81,234,775	497,778
Purchased options	845,510	—	(24,477)	63,151,903	359,188
Foreign currency transactions	4,748	—	—	288,924	—
Forward foreign currency contracts	—	—	—	(2,978,512)	—
Written options	120,855	—	33,542	(193,691,716)	(734,976)
Short positions	—	—	—	(73,473,684)	—
Total return swaps	—	—	—	(107,521)	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(519,535)	(2,051,568)	(1,929,057)	90,608,348	(473,262)
Purchased options	(204,859)	—	4,977	138,762	(172,858)
Foreign currency translations	49	—	—	(914,525)	—
Forward foreign currency contracts	—	—	—	1,891,323	—
Written options	—	—	(1,949)	138,069,765	950,642
Short positions	—	—	—	(28,256,110)	—
NET GAIN (LOSS)	1,083,490	(2,311,895)	(1,808,477)	75,961,732	426,512
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,524,795	$(1,517,483)	$(360,895)	$128,364,885	$502,348

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

138	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Six Months Ended April 30, 2018 (Unaudited)

PHINEUS LONG/SHORT FUND
INVESTMENT INCOME
Interest	$1,792,617
Dividends	4,057,706
Securities lending income	20,655
Dividend taxes withheld	(60,992)
Total investment income	5,809,986

EXPENSES
Investment advisory fees	4,308,473
Performance fees	—
Distribution fees
Class A	113,118
Class C	189,629
Class R	—
Transfer agent fees	326,755
Printing and mailing fees	23,171
Financial accounting fees	40,336
Accounting fees	29,960
Trustees’ fees and officer compensation	19,828
Registration fees	48,662
Audit fees	14,493
Custodian fees	29,235
Legal fees	17,850
Dividend or interest expense on short positions	2,491,474
Other	12,525
Total expenses	7,665,509
Less expense reductions	—
Net expenses	7,665,509
NET INVESTMENT INCOME (LOSS)	(1,855,523)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	32,960,870
Purchased options	(3,894,930)
Foreign currency transactions	117,256
Forward foreign currency contracts	—
Written options	10,936,475
Short positions	(13,140,321)
Interest rate swaps	—
Total Return Swaps	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(15,010,104)
Purchased options	(2,021,557)
Foreign currency translations	47,645
Forward foreign currency contracts	—
Written options	1,150,162
Short positions	15,156,464
NET GAIN (LOSS)	26,301,960
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,446,437

See accompanying Notes to Financial Statements	www.calamos.com	139

Statements of Changes in Net Assets

	GROWTH FUND				OPPORTUNISTIC VALUE FUND			DIVIDEND GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2018		YEAR ENDED OCTOBER 31, 2017		(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2018		YEAR ENDED OCTOBER 31, 2017	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2018	YEAR ENDED OCTOBER 31, 2017
OPERATIONS
Net investment income (loss)	$(3,884,269)		$(11,734,027)		$181,624		$610,984	$95,256	$260,519
Net realized gain (loss)	172,866,297		284,205,717		5,422,393		3,541,761	732,403	2,499,431
Change in unrealized appreciation/(depreciation)	(55,868,298)		83,347,904		(3,852,316)		6,612,973	(45,093)	3,602,591
Net increase (decrease) in net assets resulting from operations	113,113,730		355,819,594		1,751,701		10,765,718	782,566	6,362,541

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—		—		(67,705)		(242,435)	(5,067)	(79,969)
Class B	—		—	(d)	—		— (d)	—	—
Class C	—		—		—		(3,013)	—	(2,236)
Class I	—		—		(151,740)		(176,657)	(82,063)	(155,496)
Class R	—	(b)	—		(302	)(b)	(637)	—	(231	)(a)
Class T(c)	—		—		—		—	—	(125)
Net realized gains
Class A	(118,711,102)		(38,507,349)		(670,289)		—	(154,053)	—
Class B	—		(202,787	)(d)	—		— (d)	—	—
Class C	(70,806,265)		(28,962,503)		(155,577)		—	(79,037)	—
Class I	(28,576,842)		(9,770,431)		(765,858)		—	(1,708,665)	—
Class R	(690,251	)(b)	(308,256)		(5,100	)(b)	—	—	—	(a)
Total distributions	(218,784,460)		(77,751,326)		(1,816,571)		(422,742)	(2,028,885)	(238,057)

CAPITAL SHARE TRANSACTIONS	26,584,380		(504,896,240)		(2,125,672)		(12,041,288)	924,305	(13,080,377)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(79,086,350)		(226,827,972)		(2,190,542)		(1,698,312)	(322,014)	(6,955,893)

NET ASSETS
Beginning of period	$1,672,427,281		$1,899,255,253		$52,452,215		$54,150,527	$25,270,552	$32,226,445
End of period	1,593,340,931		1,672,427,281		50,261,673		52,452,215	24,948,538	25,270,552
Undistributed net investment income (loss)	$(4,491,736)		$(607,467)		$101,123		$139,246	$13,969	$5,843

(a)	Class R shares were liquidated on January 23, 2017.

(b)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(c)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

(d)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

140	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	INTERNATIONAL GROWTH FUND				EVOLVING WORLD GROWTH FUND			EMERGING MARKET EQUITY FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2018		YEAR ENDED OCTOBER 31, 2017		(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2018	YEAR ENDED OCTOBER 31, 2017		(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2018	YEAR ENDED OCTOBER 31, 2017
OPERATIONS
Net investment income (loss)	$153,848		$1,434,072		$(1,061,749)	$1,850,583		$(53,186)	$29,239
Net realized gain (loss)	25,294,373		26,314,392		31,901,643	7,440,607		1,046,924	118,973
Change in unrealized appreciation/(depreciation)	(19,556,415)		43,017,368		(20,613,432)	51,679,465		(646,641)	3,167,683
Net increase (decrease) in net assets resulting from operations	5,891,806		70,765,832		10,226,462	60,970,655		347,097	3,315,895

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—		—		(8,576)	—		(9,320)	—
Class B	—		—	(d)	—	—	(d)	—	—
Class C	—		—		—	—		—	—
Class I	—		—		(955,008)	—		(45,350)	—
Class R	—	(b)	—		— (b)	—		—	—	(a)
Class T(c)	—		—		—	—		—	—
Net realized gains
Class A	(4,300,922)		—		—	—		—	—
Class B	—		—	(d)	—	—	(d)	—	—
Class C	(1,129,875)		—		—	—		—	—
Class I	(6,458,775)		—		—	—		—	—
Class R	(267,543	)(b)	—		— (b)	—		—	—	(a)
Total distributions	(12,157,115)		—		(963,584)	—		(54,670)	—

CAPITAL SHARE TRANSACTIONS	67,840,831		(154,256,115)		(49,156,144)	(132,140,928)		1,051,848	(119,656)
TOTAL INCREASE (DECREASE) IN NET ASSETS	61,575,522		(83,490,283)		(39,893,266)	(71,170,273)		1,344,275	3,196,239

NET ASSETS
Beginning of period	$282,159,300		$365,649,583		$321,177,198	$392,347,471		$17,084,240	$13,888,001
End of period	343,734,822		282,159,300		281,283,932	321,177,198		18,428,515	17,084,240
Undistributed net investment income (loss)	$269,886		$116,038		$(1,744,119)	$281,214		$(102,979)	$4,877

(a)	Class R shares were liquidated on January 23, 2017.

(b)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(c)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

(d)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

See accompanying Notes to Financial Statements	www.calamos.com	141

Statements of Changes in Net Assets

	GLOBAL EQUITY FUND				GROWTH AND INCOME FUND				GLOBAL GROWTH AND INCOME FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2018		YEAR ENDED OCTOBER 31, 2017		(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2018		YEAR ENDED OCTOBER 31, 2017		(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2018		YEAR ENDED OCTOBER 31, 2017
OPERATIONS
Net investment income (loss)	$(134,017)		$61,317		$1,997,600		$29,767,679		$733,158		$2,379,096
Net realized gain (loss)	20,512,562		13,692,064		118,509,903		151,411,720		11,381,913		11,646,069
Change in unrealized appreciation/(depreciation)	(14,234,345)		17,340,054		(50,463,084)		154,924,702		(6,973,016)		21,181,925
Net increase (decrease) in net assets resulting from operations	6,144,200		31,093,435		70,044,419		336,104,101		5,142,055		35,207,090

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—		—		(4,257,001)		(24,704,286)		(76,979)		(62,313)
Class B	—		—	(c)	—		(31,165	)(c)	—		—	(c)
Class C	—		—		(467,856)		(13,019,794)		—		—
Class I	(92,917)		—		(3,456,054)		(15,691,834)		(123,138)		(490,123)
Class R	—	(a)	—		(19,808	)(a)	(320,852)		—	(a)	(201)
Class T(b)	—		—		—		(348)		—		(19)
Net realized gains
Class A	(2,369,038)		(1,256,480)		(51,567,200)		(35,891,598)		(4,390,381)		(525,290)
Class B	—		(6,812	)(c)	—		(97,445	)(c)	—		(3,262	)(c)
Class C	(1,306,602)		(732,328)		(32,083,047)		(27,943,580)		(4,392,776)		(631,481)
Class I	(7,518,968)		(3,617,965)		(32,615,005)		(20,242,117)		(4,232,767)		(768,618)
Class R	(472,463	)(a)	(195,399)		(667,679	)(a)	(512,365)		(74,198	)(a)	(8,127)
Total distributions	(11,759,988)		(5,808,984)		(125,133,650)		(138,455,384)		(13,290,239)		(2,489,434)

CAPITAL SHARE TRANSACTIONS	(18,650,600)		(30,788,750)		(6,618,279)		(338,922,418)		5,784,582		(110,935,787)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,266,388)		(5,504,299)		(61,707,510)		(141,273,701)		(2,363,602)		(78,218,131)

NET ASSETS
Beginning of period	$132,274,787		$137,779,086		$2,059,512,800		$2,200,786,501		$223,031,423		$301,249,554
End of period	108,008,399		132,274,787		1,997,805,290		2,059,512,800		220,667,821		223,031,423
Undistributed net investment income (loss)	$(165,216)		$61,718		$(11,450,649)		$(5,247,530)		$211,254		$(321,787)

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(b)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

(c)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

142	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	CONVERTIBLE FUND				GLOBAL CONVERTIBLE FUND			TOTAL RETURN BOND FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2018		YEAR ENDED OCTOBER 31, 2017		(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2018		YEAR ENDED OCTOBER 31, 2017	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2018		YEAR ENDED OCTOBER 31, 2017
OPERATIONS
Net investment income (loss)	$7,200,132		$16,917,797		$1,441,305		$2,056,449	$794,412		$1,715,310
Net realized gain (loss)	30,975,534		23,515,846		1,807,835		4,789,067	(260,327)		728,527
Change in unrealized appreciation/(depreciation)	(23,943,887)		54,024,384		(724,345)		4,879,632	(2,051,568)		(1,965,302)
Net increase (decrease) in net assets resulting from operations	14,231,779		94,458,027		2,524,795		11,725,148	(1,517,483)		478,535

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(1,271,024)		(4,208,641)		(40,390)		(252,762)	(324,721)		(905,067)
Class B	—		(15,118	)(c)	—		—	—		(3,434	)(c)
Class C	(305,627)		(2,193,115)		(1,100)		(18,025)	(97,637)		(195,065)
Class I	(1,821,333)		(5,189,389)		(416,523)		(834,620)	(663,683)		(750,341)
Class R	(3,063	)(a)	(27,025)		—	(a)	(4,701)	(4,398	)(a)	(7,392)
Class T(b)	—		(247)		—		(135)	—		(338)
Net realized gains
Class A	(6,263,056)		—		(383,098)		—	(108,365)		(47,020)
Class B	—		—	(c)	—		—	—		(495	)(c)
Class C	(4,242,908)		—		(89,132)		—	(41,571)		(13,285)
Class I	(7,521,133)		—		(2,814,642)		—	(200,452)		(18,245)
Class R	(49,527	)(a)	—		(245	)(a)	—	(1,993	)(a)	(311)
Total distributions	(21,477,671)		(11,633,535)		(3,745,130)		(1,110,243)	(1,442,820)		(1,940,993)

CAPITAL SHARE TRANSACTIONS	(10,334,964)		(144,483,552)		25,444,635		16,514,728	(2,041,024)		(23,691,788)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,580,856)		(61,659,060)		24,224,300		27,129,633	(5,001,327)		(25,154,246)

NET ASSETS
Beginning of period	$603,959,666		$665,618,726		$106,693,998		$79,564,365	$71,722,823		$96,877,069
End of period	586,378,810		603,959,666		130,918,298		106,693,998	66,721,496		71,722,823
Undistributed net investment income (loss)	$(161,968)		$(3,961,053)		$949,243		$(34,049)	$(289,990)		$6,037

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(b)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

(c)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

See accompanying Notes to Financial Statements	www.calamos.com	143

Statements of Changes in Net Assets

	HIGH INCOME OPPORTUNITIES FUND				MARKET NEUTRAL INCOME FUND				HEDGED EQUITY INCOME FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2018		YEAR ENDED OCTOBER 31, 2017		(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2018		YEAR ENDED OCTOBER 31, 2017		(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2018	YEAR ENDED OCTOBER 31, 2017
OPERATIONS
Net investment income (loss)	$1,447,582		$2,830,872		$52,403,153		$91,247,432		$75,836	$181,655
Net realized gain (loss)	117,552		298,201		(125,575,831)		159,536,884		121,990	57,097
Change in unrealized appreciation/(depreciation)	(1,926,029)		1,517,692		201,537,563		(44,791,816)		304,522	1,125,060
Net increase (decrease) in net assets resulting from operations	(360,895)		4,646,765		128,364,885		205,992,500		502,348	1,363,812

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(1,032,524)		(1,791,822)		(3,932,383)		(8,322,047)		(27,240)	(43,240)
Class B	—		(3,444	)(c)	—		(178	)(c)	—	—
Class C	(303,642)		(562,447)		(701,836)		(790,382)		—	(425)
Class I	(285,310)		(487,920)		(27,716,182)		(40,383,844)		(41,940)	(113,498)
Class R	(1,704	)(a)	(7,164)		(23,051	)(a)	(61,200)		—	(322)
Class T(b)	—		(702)		—		(186)		—	(128)
Net realized gains
Class A	—		—		(11,350,644)		(14,401,508)		—	—
Class B	—		—	(c)	—		(4,667	)(c)	—	—
Class C	—		—		(4,608,110)		(4,704,234)		—	—
Class I	—		—		(64,747,503)		(41,369,190)		—	—
Class R	—	(a)	—		(103,107	)(a)	(128,066)		—	—
Total distributions	(1,623,180)		(2,853,499)		(113,182,816)		(110,165,502)		(69,180)	(157,613)

CAPITAL SHARE TRANSACTIONS	(4,385,660)		(16,247,787)		667,987,147		722,732,603		33,660,064	(6,711,161)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,369,735)		(14,454,521)		683,169,216		818,559,601		34,093,232	(5,504,962)

NET ASSETS
Beginning of period	$59,785,343		$74,239,864		$4,705,086,487		$3,886,526,886		$13,063,373	$18,568,335
End of period	53,415,608		59,785,343		5,388,255,703		4,705,086,487		47,156,605	13,063,373
Undistributed net investment income (loss)	$(147,706)		$27,892		$17,787,989		$(2,241,712)		$28,438	$21,782

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

(b)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

(c)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

144	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	PHINEUS LONG/SHORT FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2018	YEAR ENDED OCTOBER 31, 2017
OPERATIONS
Net investment income (loss)	$(1,855,523)	$(2,917,066)
Net realized gain (loss)	26,979,350	6,751,755
Change in unrealized appreciation/(depreciation)	(677,390)	16,710,433
Net increase (decrease) in net assets resulting from operations	24,446,437	20,545,122

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—
Class B	—	— (b)
Class C	—	—
Class I	—	—
Class R	—	—
Class T(a)	—	—
Net realized gains
Class A	(963,926)	(181,954)
Class B	—	— (b)
Class C	(403,405)	(55,519)
Class I	(4,970,781)	(623,093)
Class R	—	—
Total distributions	(6,338,112)	(860,566)

CAPITAL SHARE TRANSACTIONS	592,831,561	348,980,675
TOTAL INCREASE (DECREASE) IN NET ASSETS	610,939,886	368,665,231

NET ASSETS
Beginning of period	$444,628,114	$75,962,883
End of period	1,055,568,000	444,628,114
Undistributed net investment income (loss)	$(1,586,010)	$284,868

(a)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

(b)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

See accompanying Notes to Financial Statements	www.calamos.com	145

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of sixteen series, Growth Fund, Opportunistic Value Fund, Dividend Growth Fund, International Growth Fund, Evolving World Growth Fund, Emerging Market Equity Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Global Convertible Fund, Total Return Bond Fund, High Income Opportunities Fund, Market Neutral Income Fund, Hedged Equity Income Fund, and Phineus Long/Short Fund, (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as an open-end management investment company. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Trust currently offers Class A, Class C, and Class I of each of the Funds. Class R shares were converted into Class A shares on February 22, 2018.

Significant Accounting Policies.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Funds’ are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The Funds adhere to the accounting and reporting requirements set forth in ASU 2013-08 and ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Fund Valuation.  The valuation of the Funds’ investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

146	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of April 30, 2018. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes.  Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily

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Notes to Financial Statements    (Unaudited)

due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2014 – 2017 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions for those Funds that have been in existence during that time, and for all years since inception for those Funds created subsequent to October 31, 2013.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND, EMERGING MARKET EQUITY FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	OPPORTUNISTIC VALUE FUND, DIVIDEND GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL GROWTH AND INCOME FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.45%	1.00%

Next $500 million	0.90%	1.05%	0.43%	0.95%

Next $5 billion	0.80%	1.00%	0.41%	0.90%

Next $5 billion	0.78%	0.98%	0.39%	0.88%

Next $5 billion	0.76%	0.96%	0.38%	0.86%

Next $5 billion	0.74%	0.94%	0.37%	0.84%

Next $5 billion	0.72%	0.92%	0.36%	0.82%

Over $26 billion	0.70%	0.90%	0.35%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GLOBAL CONVERTIBLE FUND ANNUAL RATE	GROWTH AND INCOME FUND, CONVERTIBLE FUND, MARKET NEUTRAL INCOME FUND, HEDGED EQUITY INCOME FUND ANNUAL RATE	HIGH INCOME OPPORTUNITIES FUND ANNUAL RATE	PHINEUS LONG/SHORT FUND ANNUAL RATE
First $500 million	0.85%	0.75%	0.60%	1.25%

Next $500 million	0.80%	0.70%	0.55%	1.20%

Over $1 billion	0.75%	0.65%	0.50%	1.15%

148	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

The average investment advisory fee as of the period ended April 30, 2018 was as follows:

FUND	PERCENTAGE
Growth Fund	0.89%
Opportunistic Value Fund	1.00
Dividend Growth Fund	1.00
International Growth Fund	1.00
Evolving World Growth Fund	1.10
Emerging Market Equity Fund	1.10
Global Equity Fund	1.00
Growth and Income Fund	0.69
Global Growth and Income Fund	1.00
Convertible Fund	0.74
Global Convertible Fund	0.85
Total Return Bond Fund	0.45
High Income Opportunities Fund	0.60
Market Neutral Income Fund	0.67
Hedged Equity Income Fund	0.75
Phineus Long/Short Fund	1.24

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax

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Notes to Financial Statements    (Unaudited)

adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee.

The Funds reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

FUND	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES
Growth Fund	1.75%	2.50%	1.50%
Opportunistic Value Fund	1.15%	1.90%	0.90%
Dividend Growth Fund	1.35%	2.10%	1.10%
International Growth Fund	1.40%	2.15%	1.15%
Evolving World Growth Fund	1.75%	2.50%	1.50%
Emerging Market Equity Fund	1.75%	2.50%	1.50%
Global Equity Fund	1.40%	2.15%	1.15%
Growth and Income Fund	1.75%	2.50%	1.50%
Global Growth and Income Fund	1.75%	2.50%	1.50%
Convertible Fund	1.75%	2.50%	1.50%
Global Convertible Fund	1.35%	2.10%	1.10%
Total Return Bond Fund	0.90%	1.65%	0.65%
High Income Opportunities Fund	1.00%	1.75%	0.75%
Market Neutral Income Fund	1.75%	2.50%	1.50%
Hedged Equity Income Fund	1.25%	2.00%	1.00%
Phineus Long/Short Fund	2.00%	2.75%	1.75%

These agreements are binding on Calamos Advisors through March 1, 2020.

For the period ended April 30, 2018, Calamos Advisors waived or absorbed the following expenses:

FUND	AMOUNT
Opportunistic Value Fund	$136,856
Dividend Growth Fund	94,757
International Growth Fund	150,863
Emerging Market Equity Fund	54,918
Global Equity Fund	128,727
Global Convertible Fund	15,147
Total Return Bond Fund	80,520
High Income Opportunities Fund	144,315
Hedged Equity Income Fund	71,046

These amounts are included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class C shares; a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on each Fund’s Class I shares.

150	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the period ended April 30, 2018, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Growth Fund	$24,028
Opportunistic Value Fund	535
Dividend Growth Fund	93
International Growth Fund	10,826
Evolving World Growth Fund	8,744
Emerging Market Equity Fund	53
Global Equity Fund	2,152
Growth and Income Fund	31,161
Global Growth and Income Fund	3,531
Convertible Fund	3,307
Global Convertible Fund	695
Total Return Bond Fund	58
High Income Opportunities Fund	405
Market Neutral Income Fund	15,061
Hedged Equity Income Fund	681
Phineus Long/Short Fund	89,901

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

As of April 30, 2018, certain affiliates of Calamos Advisors hold material investments in the Funds as follows:

FUND	PERCENTAGE
Opportunistic Value Fund	37%
Emerging Market Equity Fund	85

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

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Notes to Financial Statements    (Unaudited)

At April 30, 2018, the Funds had deferred compensation balances, which are included in “Other assets” on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Growth Fund	$685,024
Opportunistic Value Fund	17,203
Dividend Growth Fund	11,603
International Growth Fund	14,352
Emerging Market Equity Fund	11,601
Global Equity Fund	85,493
Growth and Income Fund	493,749
Global Growth and Income Fund	245,239
Convertible Fund	182,746
Global Convertible Fund	6,320
Total Return Bond Fund	83,767
High Income Opportunities Fund	115,808
Market Neutral Income Fund	175,208
Hedged Equity Income Fund	6,201

Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statements of Assets and Liabilities at April 30, 2018.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2018 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV’T SECURITIES	OTHER	U.S. GOV’T SECURITIES	OTHER
Growth Fund	$—	$714,119,791	$—	$886,614,584
Opportunistic Value Fund	—	34,037,484	—	37,620,176
Dividend Growth Fund	—	1,914,900	—	2,865,179
International Growth Fund	—	203,621,624	—	151,583,355
Evolving World Growth Fund	—	115,925,713	—	179,282,754
Emerging Market Equity Fund	—	8,596,507	—	8,625,366
Global Equity Fund	—	52,137,313	—	81,781,222
Growth and Income Fund	19,289,840	304,357,567	—	419,060,846
Global Growth and Income Fund	—	71,724,291	—	78,305,201
Convertible Fund	11,937,422	163,250,772	—	204,599,863
Global Convertible Fund	1,215,661	32,679,518	—	14,948,400
Total Return Bond Fund	9,841,427	23,493,380	15,079,353	20,811,396
High Income Opportunities Fund	—	19,603,805	—	24,582,649
Market Neutral Income Fund	—	2,407,393,584	—	1,993,707,957
Hedged Equity Income Fund	—	38,372,260	—	4,691,040
Phineus Long/Short Fund	—	1,421,588,651	—	1,248,170,177

The following information is presented on a federal income tax basis as of October 31, 2017. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

152	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

The cost basis of investments for federal income tax purposes at April 30, 2018 was as follows*:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Growth Fund	$1,224,609,817	$402,962,249	$(24,889,140)	$378,073,109
Opportunistic Value Fund	46,766,772	5,616,302	(926,756)	4,689,546
Dividend Growth Fund	19,789,840	6,039,228	(610,425)	5,428,803
International Growth Fund	294,583,383	56,872,049	(4,122,489)	52,749,560
Evolving World Growth Fund	223,529,725	64,007,250	(3,867,963)	60,139,287
Emerging Market Equity Fund	16,859,279	3,544,107	(167,902)	3,376,205
Global Equity Fund	82,846,992	28,151,001	(996,744)	27,154,257
Growth and Income Fund	1,688,293,986	450,212,983	(57,545,138)	392,667,845
Global Growth and Income Fund	198,237,643	35,258,441	(3,355,684)	31,902,757
Convertible Fund	640,500,063	64,018,196	(19,603,248)	44,414,948
Global Convertible Fund	134,514,469	8,598,513	(4,178,720)	4,419,793
Total Return Bond Fund	77,387,163	217,223	(1,506,415)	(1,289,192)
High Income Opportunities Fund	71,046,759	645,584	(2,788,875)	(2,143,291)
Market Neutral Income Fund	3,627,602,268	905,369,889	(709,204,649)	196,165,240
Hedged Equity Income Fund	45,294,063	3,169,940	(1,125,481)	2,044,459
Phineus Long/Short Fund	495,408,857	53,873,396	(36,454,434)	17,418,962

*	Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Funds’ most recent annual report.

Note 4 – Income Taxes

The tax character of distributions for the period ended April 30, 2018 will be determined at the end of each Fund’s current fiscal year. Distributions during the fiscal year ended October 31, 2017 were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2017
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Growth Fund	$43,408,854	$87,653,493
Opportunistic Value Fund	632,156	—
Dividend Growth Fund	342,454	417,354
International Growth Fund	1,751,387	942,337
Evolving World Growth Fund	1,217,623	—
Emerging Market Equity Fund	28,948	—
Global Equity Fund	1,929,356	5,808,984
Growth and Income Fund	52,285,501	100,114,190
Global Growth and Income Fund	1,594,228	2,623,228
Convertible Fund	11,633,535	2,859,294
Global Convertible Fund	1,110,243	—
Total Return Bond Fund	1,822,895	261,144
High Income Opportunities Fund	2,867,566	—
Market Neutral Income Fund	73,358,003	36,807,499
Hedged Equity Income Fund	157,613	—
Phineus Long/Short Fund	817,252	153,764

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Notes to Financial Statements    (Unaudited)

As of October 31, 2017, the components of accumulated earnings/(loss) on a tax basis were as follows:

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	DIVIDEND GROWTH FUND	INTERNATIONAL GROWTH FUND
Undistributed ordinary income	$—	$219,734	$16,108	$—
Undistributed capital gains	218,784,272	1,596,795	1,941,741	12,157,048

Total undistributed earnings	218,784,272	1,816,529	1,957,849	12,157,048
Accumulated capital and other losses	—	—	—	—
Net unrealized gains/(losses)	432,146,432	8,566,051	5,474,366	71,702,248

Total accumulated earnings/(losses)	650,930,704	10,382,580	7,432,215	83,859,296
Other	(607,467)	(82,504)	(10,265)	116,038
Paid-in-capital	1,022,104,044	42,152,139	17,848,602	198,183,966

Net assets applicable to common shareholders	$1,672,427,281	$52,452,215	$25,270,552	$282,159,300

	EVOLVING WORLD GROWTH FUND	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND
Undistributed ordinary income	$963,474	$54,662	$115,182	$—
Undistributed capital gains	—	—	11,644,823	116,932,573

Total undistributed earnings	963,474	54,662	11,760,005	116,932,573
Accumulated capital and other losses	(55,659,673)	(2,802,083)	—	—
Net unrealized gains/(losses)	79,967,442	3,981,537	41,210,157	447,916,311

Total accumulated earnings/(losses)	25,271,243	1,234,116	52,970,162	564,848,884
Other	(91,602)	(10,432)	(35,213)	(282,094)
Paid-in-capital	295,997,557	15,860,556	79,339,838	1,494,946,010

Net assets applicable to common shareholders	$321,177,198	$17,084,240	$132,274,787	$2,059,512,800

	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income	$—	$600,671	$691,739	$—
Undistributed capital gains	13,090,020	18,076,470	2,717,320	352,324

Total undistributed earnings	13,090,020	18,677,141	3,409,059	352,324
Accumulated capital and other losses	—	—	—	—
Net unrealized gains/(losses)	39,124,636	76,308,584	6,195,185	568,447

Total accumulated earnings/(losses)	52,214,656	94,985,725	9,604,244	920,771
Other	(42,082)	(151,370)	(7,541)	6,037
Paid-in-capital	170,858,849	509,125,311	97,097,295	70,796,015

Net assets applicable to common shareholders	$223,031,423	$603,959,666	$106,693,998	$71,722,823

	HIGH INCOME OPPORTUNITIES FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND
Undistributed ordinary income	$128,809	$13,259,668	$29,149	$2,868,546
Undistributed capital gains	—	80,806,887	—	3,469,262

Total undistributed earnings	128,809	94,066,555	29,149	6,337,808
Accumulated capital and other losses	(8,054,359)	—	(672,811)	—
Net unrealized gains/(losses)	(376,733)	145,918,845	2,239,920	14,610,187

Total accumulated earnings/(losses)	(8,302,283)	239,985,400	1,596,258	20,947,995
Other	(85,736)	(41,748,051)	(7,367)	(111,970)
Paid-in-capital	68,173,362	4,506,849,138	11,474,482	423,792,089

Net assets applicable to common shareholders	$59,785,343	$4,705,086,487	$13,063,373	$444,628,114

154	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

The following Funds had capital loss carryforwards for the year ended October 31, 2017, with no expiration date, available to offset future realized capital gains:

FUND	SHORT-TERM	LONG-TERM
High Income Opportunities Fund	$(1,110,375)	$(6,943,984)
Evolving World Growth Fund	(27,715,165)	(27,944,508)
Emerging Market Equity Fund	(1,739,484)	(1,062,599)

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Investments

Foreign Currency Risk.  Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The

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Notes to Financial Statements    (Unaudited)

contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of April 30, 2018, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk.  Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2018, the Fund had outstanding purchased options and/or written options as listed on the Schedules of Investments.

A Fund may enter into a total return swap primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any change in the price of securities the Fund anticipates purchasing or selling at a later date. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as net unrealized appreciation or depreciation on swaps until the payments are made, at which time they are recognized as net realized gain or loss on swaps. As of April 30, 2018, the Funds did not have any outstanding total return swaps.

As of April 30, 2018, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	GROWTH FUND
Gross amounts at fair value:
Purchased Options(2)	$548,288	$—
Written Options(3)	—	572,089

	$548,288	$572,089

156	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	INTERNATIONAL GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$3,777	$152,825
Purchased Options(2)	62,072	—

	$65,849	$152,825

	EVOLVING WORLD GROWTH FUND
Gross amounts at fair value:
Purchased Options(2)	$1,818,325	$—
Written Options(3)	—	37,625

	$1,818,325	$37,625

	GLOBAL EQUITY FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$1,139	$23,233
Purchased Options(2)	15,048	—

	$16,187	$23,233

	GROWTH AND INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$48,921	$—
Purchased Options(2)	2,452,965	—

	$2,501,886	$—

	GLOBAL GROWTH AND INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$1,453	$76,130
Purchased Options(2)	1,374,060	—

	$1,375,513	$76,130

	CONVERTIBLE FUND
Gross amounts at fair value:
Purchased Options(2)	$2,073,280	$—
Written Options(3)	—	14,280

	$2,073,280	$14,280

	GLOBAL CONVERTIBLE FUND
Gross amounts at fair value:
Purchased Options(2)	$1,315,511	$—

	$1,315,511	$—

	MARKET NEUTRAL INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$2,357,112	$11,399
Purchased Options(2)	43,030,095	—
Written Options(3)	—	112,744,300

	$45,387,207	$112,755,699

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Notes to Financial Statements    (Unaudited)

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	HEDGED EQUITY INCOME FUND
Gross amounts at fair value:
Purchased Options(2)	$411,129	$—
Written Options(3)	—	1,016,859

	$411,129	$1,016,859

	PHINEUS LONG/SHORT FUND
Gross amounts at fair value:
Purchased Options(2)	$2,091,975	$—
Written Options(3)	—	4,101,673

	$2,091,975	$4,101,673

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
INTERNATIONAL GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
State Street Bank and Trust	ISDA	$3,777	$152,825	$—	$—	$149,048

		$3,777	$152,825	$—	$—	$149,048

GLOBAL EQUITY FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
State Street Bank and Trust	ISDA	$1,139	$23,233	$—	$—	$22,094

		$1,139	$23,233	$—	$—	$22,094

GROWTH AND INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
State Street Bank and Trust	ISDA	$48,921	$—	$—	$48,921	$—

		$48,921	$—	$—	$48,921	$—

GLOBAL GROWTH AND INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
State Street Bank and Trust	ISDA	$1,453	$76,130	$—	$—	$74,677

		$1,453	$76,130	$—	$—	$74,677

MARKET NEUTRAL INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Northern Trust Company	ISDA	$249,084	$—	$—	$249,084	$—
State Street Bank and Trust	ISDA	2,108,028	11,399	—	2,096,629	—

		$2,357,112	$11,399	$—	$2,345,713	$—

158	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

For the period ended April 30, 2018, the volume of derivative activity for the Fund is reflected below:*

FUND	FORWARD CONTRACTS(1)	PURCHASED OPTIONS(2)	WRITTEN OPTIONS(3)	TOTAL RETURN SWAPS(4)
Growth Fund	—	38,779	41,724	—
Opportunistic Value Fund	—	1,970	55	—
Dividend Growth Fund	—	—	—	—
International Growth Fund	88,966,922	9,991	4,890	—
Evolving World Growth Fund	—	108,300	72,045	—
Emerging Market Equity Fund	65,073	1,184	185	—
Global Equity Fund	31,126,052	4,329	3,305	—
Growth and Income Fund	4,111,155	292,656	5,395	—
Global Growth and Income Fund	44,463,042	34,782	17,502	—
Convertible Fund	—	8,577	962	—
Global Convertible Fund	—	4,225	153	—
Total Return Bond Fund	—	—	—	—
High Income Opportunities Fund	—	80	40	—
Market Neutral Income Fund	177,231,457	199,706	102,792	159,100
Hedged Equity Income Fund	—	1,859	878	—
Phineus Long/Short Fund	—	279,337	267,286	—

*	Activity during the period is measured by opened number of contracts for options purchased or written and opened foreign currency contracts (measured in notional).

(1)	Generally, the Statement of Assets and Liabilities location for Forward contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the Statement of Assets and Liabilities location for Purchased Options is Investments in securities, at value.

(3)	Generally, the Statement of Assets and Liabilities location for Written Options is Options written, at value.

(4)	Generally, the Statement of Assets and Liabilities location for Swap contracts is Unrealized appreciation on total return swaps for asset derivatives and Unrealized depreciation on total return swaps for liability derivatives.

Note 7 – Securities Lending

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Funds’ securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds will pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds’ security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

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Notes to Financial Statements    (Unaudited)

The following table indicates the total amount of securities loaned by asset class, reconciled to the gross liability payable upon return of the securities loaned by the Funds as of April 30, 2018.

FUND	VALUE OF SECURITIES ON LOAN TO BROKERS-DEALERS AND BANKS	EQUITY	FIXED INCOME	TOTAL	EXCESS AMOUNT DUE TO COUNTERPARTY
Growth Fund	$24,812,833	$24,286,558	$—	$24,286,558	$526,275
Opportunistic Value Fund	1,348,283	1,316,709	—	1,316,709	31,574
Dividend Growth Fund	251,735	243,740	—	243,740	7,995
International Growth Fund	—	—	—	—	—
Evolving World Growth Fund	4,336,339	4,132,264	—	4,132,264	204,075
Emerging Market Equity Fund	1,988,415	1,954,312	—	1,954,312	34,103
Global Equity Fund	16,155	19,953	—	19,953	(3,798)
Growth and Income Fund	77,765,694	45,714,261	29,893,851	75,608,112	2,157,582
Global Growth and Income Fund	8,298,703	—	8,132,582	8,132,582	166,121
Convertible Fund	94,450,113	20,015,443	72,154,155	92,169,598	2,280,515
Global Convertible Fund	8,562,685	665,028	7,695,780	8,360,808	201,877
Total Return Bond Fund	9,596,381	—	9,302,747	9,302,747	293,634
High Income Opportunities Fund	15,129,908	147,653	14,426,876	14,574,529	555,379
Market Neutral Income Fund	137,367,153	7,598,676	126,708,932	134,307,608	3,059,545
Hedged Equity Income Fund	252,312	245,860	—	245,860	6,452
Phineus Long/Short Fund	52,844,215	51,619,092	—	51,619,092	1,225,123

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•	Level 3 – Prices reflect unobservable market inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

160	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$—	$20,153,088	$—	$20,153,088
Common Stocks U.S.	1,535,439,059	—	—	1,535,439,059
Purchased Options	548,288	—	—	548,288
Short Term Investments	22,301,747	—	—	22,301,747
Investment of Cash Collateral For Securities Loaned	—	24,812,833	—	24,812,833

Total	$1,558,289,094	$44,965,921	$—	$1,603,255,015

Liabilities:
Written Options	$572,089	$—	$—	$572,089

Total	$572,089	$—	$—	$572,089

	OPPORTUNISTIC VALUE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$49,377,200	$—	$—	$49,377,200
Exchange-Traded Funds	252,107	—	—	252,107
Short Term Investments	478,728	—	—	478,728
Investment of Cash Collateral For Securities Loaned	—	1,348,283	—	1,348,283

Total	$50,108,035	$1,348,283	$—	$51,456,318

	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$24,114,244	$—	$—	$24,114,244
Exchange-Traded Funds	404,328	—	—	404,328
Short Term Investments	448,336	—	—	448,336
Investment of Cash Collateral For Securities Loaned	—	251,735	—	251,735

Total	$24,966,908	$251,735	$—	$25,218,643

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$40,991,973	$—	$—	$40,991,973
Common Stocks Foreign	31,707,550	265,374,828	—	297,082,378
Purchased Option	62,072	—	—	62,072
Short Term Investments	9,196,520	—	—	9,196,520
Forward Foreign Currency Contracts	—	3,777	—	3,777

Total	$81,958,115	$265,378,605	$—	$347,336,720

Liabilities:
Forward Foreign Currency Contracts	$—	$152,825	$—	$152,825

Total	$—	$152,825	$—	$152,825

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Notes to Financial Statements    (Unaudited)

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$33,343,026	$—	$33,343,026
Convertible Preferred Stock	—	18,735,189	—	18,735,189
Common Stocks Foreign	12,089,666	172,843,086	—	184,932,752
Common Stocks U.S.	30,087,150	—	—	30,087,150
Purchased Options	1,818,325	—	—	1,818,325
Short Term Investments	10,453,856	—	—	10,453,856
Investment of Cash Collateral For Securities Loaned	—	4,336,339	—	4,336,339

Total	$54,448,997	$229,257,640	$—	$283,706,637

Liabilities:
Written Options	$37,625	$—	$—	$37,625

Total	$37,625	$—	$—	$37,625

	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments at Value:
Common Stock Foreign	$—	$2,540,695	$2,540,695	$—

Total	$—	$2,540,695	$2,540,695	$—

* Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	EMERGING MARKET EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$1,057,798	$10,385,955	$—	$11,443,753
Common Stocks U.S.	4,628,202	873,178	—	5,501,380
Exchange-Traded Fund	164,496	—	—	164,496
Short Term Investments	1,137,440	—	—	1,137,440
Investment of Cash Collateral For Securities Loaned	—	1,988,415	—	1,988,415

Total	$6,987,936	$13,247,548	$—	$20,235,484

	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments at Value:
Common Stocks U.S.	$—	$873,178	$873,178	$—
Common Stocks Foreign		362,877	362,877

Total	$	$1,236,055	$1,236,055	$

* Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

162	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$51,370,114	$—	$—	$51,370,114
Common Stocks Foreign	4,376,268	51,234,764	—	55,611,032
Purchased Options	15,048	—	—	15,048
Short Term Investments	2,988,900	—	—	2,988,900
Investment of Cash Collateral For Securities Loaned	—	16,155	—	16,155
Forward Foreign Currency Contracts	—	1,139	—	1,139

Total	$58,750,330	$51,252,058	$—	$110,002,388

Liabilities:
Forward Foreign Currency Contracts	$—	$23,233	$—	$23,233

Total	$—	$23,233	$—	$23,233

	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments at Value:
Common Stock Foreign	$—	$1,233,530	$1,233,530	$—

Total	$—	$1,233,530	$1,233,530	$—

* Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$236,962,955	$—	$236,962,955
Synthetic Convertible Securities (Corporate Bonds)	—	66,946,399	—	66,946,399
Synthetic Convertible Securities (U.S. Government and Agency Security)	—	40,630,098	—	40,630,098
Synthetic Convertible Securities (Purchased Options)	844,500	—	—	844,500
Convertible Preferred Stocks	95,568,192	19,558,543	—	115,126,735
Common Stocks U.S.	1,398,285,409	—	—	1,398,285,409
Exchange-Traded Funds	51,360,161	—	—	51,360,161
Purchased Options	1,608,465	—	—	1,608,465
Short Term Investments	91,431,415	—	—	91,431,415
Investment of Cash Collateral For Securities Loaned	—	77,765,694	—	77,765,694
Forward Foreign Currency Contracts	—	48,921	—	48,921

Total	$1,639,098,142	$441,912,610	$—	$2,081,010,752

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Notes to Financial Statements    (Unaudited)

	GLOBAL GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$61,697,289	$—	$61,697,289
Synthetic Convertible Securities (Purchased Options)	1,051,590	—	—	1,051,590
Synthetic Convertible Securities (U.S. Government and Agency Security)	—	4,249,966	—	4,249,966
Convertible Preferred Stocks	6,414,322	6,496,352	—	12,910,674
Common Stocks Foreign	5,116,066	63,046,095	—	68,162,161
Common Stocks U.S.	65,147,982	—	—	65,147,982
Purchased Options	322,470	—	—	322,470
Short Term Investments	8,299,565	—	—	8,299,565
Investment of Cash Collateral For Securities Loaned	—	8,298,703	—	8,298,703
Forward Foreign Currency Contracts	—	1,453	—	1,453

Total	$86,351,995	$143,789,858	$—	$230,141,853

Liabilities:
Forward Foreign Currency Contracts	$—	$76,130	$—	$76,130

Total	$—	$76,130	$—	$76,130

	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments at Value:
Common Stocks Foreign	$—	$2,862,489	$2,862,489	$—

Total	$—	$2,862,489	$2,862,489	$—

* Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$441,454,089	$—	$441,454,089
Synthetic Convertible Securities (U.S. Government and Agency Security)	—	11,762,234	—	11,762,234
Synthetic Convertible Securities (Purchased Options)	1,997,400	—	—	1,997,400
Convertible Preferred Stocks	81,571,114	6,942,429	—	88,513,543
Common Stocks U.S.	15,614,895	—	—	15,614,895
Purchased Option	75,880	—	—	75,880
Short Term Investments	31,046,857	—	—	31,046,857
Investment of Cash Collateral For Securities Loaned	—	94,450,113	—	94,450,113

Total	$130,306,146	$554,608,865	$—	$684,915,011

Liabilities:
Written Option	$14,280	$—	$—	$14,280

Total	$14,280	$—	$—	$14,280

164	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	GLOBAL CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$96,791,386	$—	$96,791,386
Synthetic Convertible Securities (Corporate Bonds)	—	2,577,208	—	2,577,208
Synthetic Convertible Securities (U.S. Government and Agency Securities)	—	10,466,531	—	10,466,531
Synthetic Convertible Securities (Purchased Options)	1,315,511	—	—	1,315,511
Convertible Preferred Stocks	11,066,594	561,405	—	11,627,999
Common Stock U.S.	1,339,722	—	—	1,339,722
Short Term Investments	6,253,220	—	—	6,253,220
Investment of Cash Collateral For Securities Loaned	—	8,562,685	—	8,562,685

Total	$19,975,047	$118,959,215	$—	$138,934,262

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$36,722,040	$—	$36,722,040
Bank Loans	—	2,126,375	—	2,126,375
U.S. Government and Agency Securities	—	20,379,415	—	20,379,415
Asset Backed Securities	—	5,713,027	—	5,713,027
Residential Mortgage Backed Security	—	716,385	—	716,385
Short Term Investments	844,348	—	—	844,348
Investment of Cash Collateral For Securities Loaned	—	9,596,381	—	9,596,381

Total	$844,348	$75,253,623	$—	$76,097,971

	HIGH INCOME OPPORTUNITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$46,067,742	$—	$46,067,742
Convertible Bonds	—	345,683	—	345,683
Bank Loans	—	3,948,941	—	3,948,941
Convertible Preferred Stocks	727,952	—	—	727,952
Common Stocks U.S.	1,281,538	99,110	—	1,380,648
Short Term Investments	1,302,594	—	—	1,302,594
Investment of Cash Collateral For Securities Loaned	—	15,129,908	—	15,129,908

Total	$3,312,084	$65,591,384	$—	$68,903,468

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Notes to Financial Statements    (Unaudited)

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$2,206,317,857	$—	$2,206,317,857
Convertible Preferred Stocks	141,106,332	143,795,771	—	284,902,103
Common Stocks U.S.	2,677,519,445	—	—	2,677,519,445
Exchange-Traded Fund	148,542,203	—	—	148,542,203
Purchased Options	43,030,095	—	—	43,030,095
Short Term Investments	117,983,173	—	—	117,983,173
Investment of Cash Collateral For Securities Loaned	—	137,367,153	—	137,367,153
Forward Foreign Currency Contracts	—	2,357,112	—	2,357,112

Total	$3,128,181,248	$2,489,837,893	$—	$5,618,019,141

Liabilities:
Common Stocks Sold Short U.S.	$1,593,236,436	$—	$—	$1,593,236,436
Common Stocks Sold Short Foreign	8,664,392	77,249,393	—	85,913,785
Written Options	112,744,300	—	—	112,744,300
Forward Foreign Currency Contracts	—	11,399	—	11,399

Total	$1,714,645,128	$77,260,792	$—	$1,791,905,920

	HEDGED EQUITY INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$46,158,455	$—	$—	$46,158,455
Exchange-Traded Funds	1,273,351	—	—	1,273,351
Purchased Options	411,129	—	—	411,129
Short Term Investments	260,134	—	—	260,134
Investment of Cash Collateral For Securities Loaned	—	252,312	—	252,312

Total	$48,103,069	$252,312	$—	$48,355,381

Liabilities:
Written Options	$1,016,859	$—	$—	$1,016,859

Total	$1,016,859	$—	$—	$1,016,859

	PHINEUS LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$—	$47,317,638	$—	$47,317,638
Common Stocks U.S.	782,083,629	—	—	782,083,629
Exchange-Traded Funds	67,591,700	—	—	67,591,700
Purchased Options	2,091,975	—	—	2,091,975
Short Term Investments	135,366,302	—	—	135,366,302
Investment of Cash Collateral For Securities Loaned	—	52,844,215	—	52,844,215

Total	$987,133,606	$100,161,853	$—	$1,087,295,459

Liabilities:
Common Stocks Sold Short U.S.	$40,350,141	$—	$—	$40,350,141
Exchange-Traded Funds Sold Short	530,015,826	—	—	530,015,826
Written Options	4,101,673	—	—	4,101,673

Total	$574,467,640	$—	$—	$574,467,640

166	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds for the Six Months ended April 30, 2018:

	GROWTH FUND		OPPORTUNISTIC VALUE FUND		DIVIDEND GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	904,670	$30,182,172	54,340	$837,846	21,496	$264,002
Shares issued as reinvestment of distributions	3,302,766	106,811,442	47,296	712,264	13,168	159,120
Less shares redeemed	(3,583,812)	(122,092,043)	(106,394)	(1,630,428)	(9,458)	(118,879)

Net increase (decrease)	623,624	$14,901,571	(4,758)	$(80,318)	25,206	$304,243

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	171,345	$3,644,680	1,050	$14,561	6,473	$79,319
Shares issued as reinvestment of distributions	3,338,958	68,882,701	10,988	149,333	6,653	79,036
Less shares redeemed	(2,521,436)	(55,759,708)	(26,218)	(365,393)	(9,053)	(111,492)

Net increase (decrease)	988,867	$16,767,673	(14,180)	$(201,499)	4,073	$46,863

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	270,497	$11,995,542	17,940	$282,974	99,685	$1,266,102
Shares issued as reinvestment of distributions	658,057	27,862,157	57,862	893,972	148,398	1,790,728
Less shares redeemed	(891,473)	(39,865,002)	(179,971)	(2,858,543)	(201,392)	(2,483,631)

Net increase (decrease)	37,081	$(7,303)	(104,169)	$(1,681,597)	46,691	$573,199

Class R(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	14,470	$457,344	291	$4,471	—	$—
Shares issued as reinvestment of distributions	19,006	574,749	80	1,186	—	—
Less shares redeemed	(193,092)	(6,109,654)	(11,108)	(167,915)	—	—

Net increase (decrease)	(159,616)	$(5,077,561)	(10,737)	$(162,258)	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

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Notes to Financial Statements    (Unaudited)

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,599,183	$78,671,379	741,170	$11,550,508	11,116	$124,573
Shares issued as reinvestment of distributions	188,722	3,940,528	551	8,122	887	9,320
Less shares redeemed	(879,634)	(19,105,565)	(1,927,525)	(29,334,442)	(2,647)	(30,507)

Net increase (decrease)	2,908,271	$63,506,342	(1,185,804)	$(17,775,812)	9,356	$103,386

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	53,512	$1,063,134	131,535	$1,925,054	1,005	$11,050
Shares issued as reinvestment of distributions	54,711	1,040,583	—	—	—	—
Less shares redeemed	(137,236)	(2,728,979)	(196,745)	(2,890,173)	(1,861)	(19,582)

Net increase (decrease)	(29,013)	$(625,262)	(65,210)	$(965,119)	(856)	$(8,532)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,173,267	$26,021,188	1,496,838	$23,417,493	86,920	$986,464
Shares issued as reinvestment of distributions	295,866	6,316,729	59,671	885,522	4,307	45,350
Less shares redeemed	(921,624)	(20,544,428)	(3,252,063)	(51,694,471)	(6,586)	(74,820)

Net increase (decrease)	547,509	$11,793,489	(1,695,554)	$(27,391,456)	84,641	$956,994

Class R(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	26,978	$574,860	11,039	$168,394	—	$—
Shares issued as reinvestment of distributions	9,239	188,200	—	—	—	—
Less shares redeemed	(357,252)	(7,596,798)	(205,865)	(3,192,151)	—	—

Net increase (decrease)	(321,035)	$(6,833,738)	(194,826)	$(3,023,757)	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

168	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	597,806	$9,035,970	1,322,196	$43,274,683	477,516	$4,630,573
Shares issued as reinvestment of distributions	126,959	1,837,097	1,515,635	48,230,793	406,333	3,814,036
Less shares redeemed	(262,280)	(3,989,381)	(2,915,168)	(95,955,798)	(906,733)	(8,854,957)

Net increase (decrease)	462,485	$6,883,686	(77,337)	$(4,450,322)	(22,884)	$(410,348)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	68,507	$941,503	312,602	$10,258,692	220,223	$1,884,621
Shares issued as reinvestment of distributions	86,016	1,135,416	964,462	30,831,824	489,662	4,088,680
Less shares redeemed	(140,258)	(1,940,887)	(1,857,175)	(61,285,322)	(892,747)	(7,739,357)

Net increase (decrease)	14,265	$136,032	(580,111)	$(20,194,806)	(182,862)	$(1,766,056)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	560,443	$8,694,270	1,685,903	$53,429,449	1,762,851	$17,611,161
Shares issued as reinvestment of distributions	506,670	7,488,587	1,143,579	35,009,139	402,145	3,881,220
Less shares redeemed	(2,329,422)	(36,911,184)	(1,854,242)	(58,620,415)	(1,230,140)	(12,283,612)

Net increase (decrease)	(1,262,309)	$(20,728,327)	975,240	$29,818,173	934,856	$9,208,769

Class R(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	61,091	$901,022	15,639	$506,978	5,432	$51,417
Shares issued as reinvestment of distributions	28,155	394,456	19,246	606,450	5,692	52,426
Less shares redeemed	(426,573)	(6,237,469)	(395,992)	(12,904,752)	(141,730)	(1,351,626)

Net increase (decrease)	(337,327)	$(4,941,991)	(361,107)	$(11,791,324)	(130,606)	$(1,247,783)

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

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Notes to Financial Statements    (Unaudited)

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TOTAL RETURN BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,179,115	$21,309,409	451,782	$4,999,622	183,326	$1,855,537
Shares issued as reinvestment of distributions	372,948	6,591,840	38,685	419,733	32,526	331,942
Less shares redeemed	(1,647,661)	(29,759,121)	(228,976)	(2,546,749)	(335,028)	(3,393,132)

Net increase (decrease)	(95,598)	$(1,857,872)	261,491	$2,872,606	(119,176)	$(1,205,653)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	192,315	$3,440,748	93,302	$1,026,967	48,877	$501,287
Shares issued as reinvestment of distributions	239,728	4,187,044	8,112	87,002	12,290	125,704
Less shares redeemed	(809,618)	(14,485,393)	(3,140)	(34,193)	(194,739)	(2,000,241)

Net increase (decrease)	(377,575)	$(6,857,601)	98,274	$1,079,776	(133,572)	$(1,373,250)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,571,077	$41,869,539	3,056,445	$33,985,898	712,178	$7,254,742
Shares issued as reinvestment of distributions	576,386	9,143,414	297,147	3,226,385	83,090	847,390
Less shares redeemed	(3,146,351)	(50,913,530)	(1,415,583)	(15,712,022)	(705,143)	(7,192,013)

Net increase (decrease)	1,112	$99,423	1,938,009	$21,500,261	90,125	$910,119

Class R(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,804	$50,132	—	$—	25,219	$257,282
Shares issued as reinvestment of distributions	2,260	39,597	23	245	162	1,666
Less shares redeemed	(101,461)	(1,808,643)	(747)	(8,253)	(63,093)	(631,188)

Net increase (decrease)	(96,397)	$(1,718,914)	(724)	$(8,008)	(37,712)	$(372,240)

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

170	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	HIGH INCOME OPPORTUNITIES FUND		MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	138,868	$1,214,257	10,377,432	$138,833,179	2,453,901	$28,057,661
Shares issued as reinvestment of distributions	108,529	942,790	1,080,351	14,262,769	2,373	27,240
Less shares redeemed	(421,405)	(3,684,298)	(10,138,828)	(135,663,382)	(38,220)	(436,105)

Net increase (decrease)	(174,008)	$(1,527,251)	1,318,955	$17,432,566	2,418,054	$27,648,796

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	18,908	$174,928	1,801,237	$24,474,765	3,323	$37,450
Shares issued as reinvestment of distributions	32,351	295,458	358,814	4,815,379	—	—
Less shares redeemed	(218,643)	(2,003,279)	(2,209,037)	(30,022,430)	(2,778)	(30,000)

Net increase (decrease)	(167,384)	$(1,532,893)	(48,986)	$(732,286)	545	$7,450

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	235,479	$2,043,102	77,735,582	$1,028,250,633	714,064	$8,087,897
Shares issued as reinvestment of distributions	27,945	242,873	6,184,100	80,740,873	3,764	41,940
Less shares redeemed	(399,077)	(3,490,500)	(34,161,415)	(451,243,809)	(189,801)	(2,126,019)

Net increase (decrease)	(135,653)	$(1,204,525)	49,758,267	$657,747,697	528,027	$6,003,818

Class R(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	645	$5,668	25,000	$332,597	—	$—
Shares issued as reinvestment of distributions	174	1,527	7,310	96,131	—	—
Less shares redeemed	(14,753)	(128,186)	(517,694)	(6,889,558)	—	—

Net increase (decrease)	(13,934)	$(120,991)	(485,384)	$(6,460,830)	—	$—

(a)	Class R shares were converted into Class A shares at the close of business on February 22, 2018.

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Notes to Financial Statements    (Unaudited)

	PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars
Shares sold	4,283,150	$54,063,053
Shares issued as reinvestment of distributions	77,219	962,149
Less shares redeemed	(708,920)	(8,980,112)

Net increase (decrease)	3,651,449	$46,045,090

Class C	Shares	Dollars
Shares sold	1,697,995	$21,182,178
Shares issued as reinvestment of distributions	32,298	397,268
Less shares redeemed	(198,676)	(2,474,635)

Net increase (decrease)	1,531,617	$19,104,811

Class I	Shares	Dollars
Shares sold	44,740,903	$569,167,948
Shares issued as reinvestment of distributions	392,138	4,909,564
Less shares redeemed	(3,644,894)	(46,395,852)

Net increase (decrease)	41,488,147	$527,681,660

Class R	Shares	Dollars
Shares sold	—	$—
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	—	—

Net increase (decrease)	—	$—

172	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

The following table summarizes the activity in capital shares of the Funds for the Year ended October 31, 2017:

	GROWTH FUND		OPPORTUNISTIC VALUE FUND		DIVIDEND GROWTH FUND(a)
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,601,224	$85,169,257	230,979	$3,128,149	509,052	$5,513,492
Shares issued as reinvestment of distributions	1,224,344	36,216,101	17,447	238,151	7,189	79,969
Shares converted from Class B	32,025	1,066,420	1,608	22,776	—	—
Less shares redeemed	(10,407,382)	(331,020,189)	(1,378,663)	(19,132,359)	(2,587,636)	(30,126,760)

Net increase (decrease)	(6,549,789)	$(208,568,411)	(1,128,629)	$(15,743,283)	(2,071,395)	$(24,533,299)

Class B(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	234	$6,234	—	$—	—	$—
Shares issued as reinvestment of distributions	7,229	192,505	—	—	—	—
Shares converted to Class A	(35,721)	(1,066,420)	(1,741)	(22,776)	—	—
Less shares redeemed	(191,968)	(5,356,510)	(6,220)	(79,099)	—	—

Net increase (decrease)	(220,226)	$(6,224,191)	(7,961)	$(101,875)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	559,366	$11,618,420	68,958	$845,613	25,198	$267,584
Shares issued as reinvestment of distributions	1,177,543	23,927,671	212	2,636	200	2,236
Less shares redeemed	(10,958,232)	(241,650,900)	(156,467)	(1,981,119)	(36,816)	(410,532)

Net increase (decrease)	(9,221,323)	$(206,104,809)	(87,297)	$(1,132,870)	(11,418)	$(140,712)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,771,306	$71,841,735	937,119	$13,399,501	1,843,292	$21,833,354
Shares issued as reinvestment of distributions	240,850	9,039,128	11,927	166,853	13,088	155,496
Less shares redeemed	(3,999,585)	(161,794,781)	(594,707)	(8,641,485)	(878,906)	(10,274,906)

Net increase (decrease)	(1,987,429)	$(80,913,918)	354,339	$4,924,869	977,474	$11,713,944

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	42,737	$1,273,403	1,204	$16,815	—	$—
Shares issued as reinvestment of distributions	9,051	253,058	6	86	—	—
Less shares redeemed	(152,007)	(4,608,645)	(224)	(3,186)	(10,725)	(118,095)

Net increase (decrease)	(100,219)	$(3,082,184)	986	$13,715	(10,725)	$(118,095)

Class T(c)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	792	$25,000	1,782	$25,000	2,161	$25,000
Less shares redeemed	(792)	(27,727)	(1,782)	(26,844)	(2,161)	(27,215)

Net increase (decrease)	—	$(2,727)	—	$(1,844)	—	$(2,215)

(a)	Class R shares were liquidated on January 23, 2017.

(b)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(c)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

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Notes to Financial Statements    (Unaudited)

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND(a)
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	560,732	$10,124,084	1,782,311	$22,421,073	8,664	$83,325
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Shares converted from Class B	4,402	83,068	900	11,846	—	—
Less shares redeemed	(3,869,634)	(67,455,152)	(5,652,041)	(69,446,509)	(10,779)	(99,614)

Net increase (decrease)	(3,304,500)	$(57,248,000)	(3,868,830)	$(47,013,590)	(2,115)	$(16,289)

Class B(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Shares converted to Class A	(4,792)	(83,068)	(948)	(11,846)	—	—
Less shares redeemed	(12,779)	(201,214)	(7,763)	(90,417)	—	—

Net increase (decrease)	(17,571)	$(284,282)	(8,711)	$(102,263)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	98,595	$1,545,542	202,511	$2,402,717	14,548	$117,959
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(1,001,646)	(15,982,257)	(1,135,941)	(13,390,513)	(10,325)	(83,904)

Net increase (decrease)	(903,051)	$(14,436,715)	(933,430)	$(10,987,796)	4,223	$34,055

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,573,836	$47,547,037	6,018,155	$75,924,899	125,136	$1,064,962
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(7,185,952)	(129,403,658)	(11,949,210)	(149,762,320)	(119,149)	(1,114,299)

Net increase (decrease)	(4,612,116)	$(81,856,621)	(5,931,055)	$(73,837,421)	5,987	$(49,337)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	108,018	$1,880,088	80,220	$1,023,973	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(132,890)	(2,304,444)	(94,450)	(1,218,511)	(10,017)	(82,398)

Net increase (decrease)	(24,872)	$(424,356)	(14,230)	$(194,538)	(10,017)	$(82,398)

Class T(c)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,472	$25,000	2,073	$25,000	2,938	$25,000
Less shares redeemed	(1,472)	(31,141)	(2,073)	(30,320)	(2,938)	(30,687)

Net increase (decrease)	—	$(6,141)	—	$(5,320)	—	$(5,687)

(a)	Class R shares were liquidated on January 23, 2017.

(b)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(c)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

174	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	267,886	$3,631,787	3,777,741	$119,020,123	1,271,007	$11,536,491
Shares issued as reinvestment of distributions	82,310	994,304	1,805,326	54,495,015	62,980	534,014
Shares converted from Class B	1,461	20,314	25,222	796,749	3,521	32,254
Less shares redeemed	(928,684)	(12,069,159)	(8,742,755)	(272,081,567)	(3,398,601)	(29,999,159)

Net increase (decrease)	(577,027)	$(7,422,754)	(3,134,466)	$(97,769,680)	(2,061,093)	$(17,896,400)

Class B(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	88	$1,043	1,234	$46,381	33	$276
Shares issued as reinvestment of distributions	607	6,812	3,326	121,506	352	2,986
Shares converted to Class A	(1,579)	(20,314)	(20,587)	(796,749)	(3,514)	(32,254)
Less shares redeemed	(13,353)	(161,512)	(80,438)	(3,007,950)	(59,827)	(523,560)

Net increase (decrease)	(14,237)	$(173,971)	(96,465)	$(3,636,812)	(62,956)	$(552,552)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	79,865	$1,020,183	688,905	$21,218,249	392,300	$3,098,222
Shares issued as reinvestment of distributions	52,717	590,436	1,093,204	33,026,832	69,000	524,399
Less shares redeemed	(556,903)	(6,824,659)	(8,959,162)	(280,900,715)	(4,362,066)	(34,932,226)

Net increase (decrease)	(424,321)	$(5,214,040)	(7,177,053)	$(226,655,634)	(3,900,766)	$(31,309,605)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	842,940	$11,438,592	6,605,429	$198,145,185	1,904,954	$17,526,653
Shares issued as reinvestment of distributions	290,431	3,572,303	1,102,432	32,173,200	134,938	1,169,624
Less shares redeemed	(2,477,622)	(32,885,172)	(7,973,494)	(238,550,682)	(9,061,190)	(79,702,176)

Net increase (decrease)	(1,344,251)	$(17,874,277)	(265,633)	$(8,232,297)	(7,021,298)	$(61,005,899)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	66,830	$893,328	134,902	$4,209,111	18,580	$164,274
Shares issued as reinvestment of distributions	13,200	155,231	24,431	731,321	714	5,930
Less shares redeemed	(90,324)	(1,147,337)	(241,126)	(7,566,968)	(38,431)	(338,695)

Net increase (decrease)	(10,294)	$(98,778)	(81,793)	$(2,626,536)	(19,137)	$(168,491)

Class T(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,953	$25,000	805	$25,000	2,867	$25,000
Less shares redeemed	(1,953)	(29,930)	(805)	(26,459)	(2,867)	(27,840)

Net increase (decrease)	—	$(4,930)	—	$(1,459)	—	$(2,840)

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

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Notes to Financial Statements    (Unaudited)

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TOTAL RETURN BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,984,897	$67,754,277	1,550,252	$16,157,712	616,675	$6,401,692
Shares issued as reinvestment of distributions	228,135	3,777,198	25,305	251,672	81,886	845,848
Shares converted from Class B	30,017	519,892	—	—	2,756	28,576
Less shares redeemed	(6,421,325)	(108,531,659)	(3,378,936)	(35,740,967)	(4,051,289)	(41,987,744)

Net increase (decrease)	(2,178,276)	$(36,480,292)	(1,803,379)	$(19,331,583)	(3,349,972)	$(34,711,628)

Class B(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	67	$1,413	—	$—	—	$—
Shares issued as reinvestment of distributions	613	12,855	—	—	370	3,802
Shares converted to Class A	(23,067)	(519,892)	—	—	(2,754)	(28,576)
Less shares redeemed	(168,336)	(3,602,455)	—	—	(54,904)	(566,190)

Net increase (decrease)	(190,723)	$(4,108,079)	—	$—	(57,288)	$(590,964)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	288,413	$4,836,026	126,493	$1,340,655	85,621	$884,124
Shares issued as reinvestment of distributions	108,187	1,759,129	1,739	17,384	14,688	151,828
Less shares redeemed	(4,508,178)	(75,412,207)	(116,735)	(1,203,798)	(752,710)	(7,787,857)

Net increase (decrease)	(4,111,578)	$(68,817,052)	11,497	$154,241	(652,401)	$(6,751,905)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,735,409	$87,769,797	6,238,579	$66,840,028	2,931,151	$30,402,823
Shares issued as reinvestment of distributions	319,581	4,786,811	80,483	832,389	71,487	741,606
Less shares redeemed	(8,457,705)	(127,450,124)	(3,022,710)	(31,481,137)	(1,218,817)	(12,652,880)

Net increase (decrease)	(2,402,715)	$(34,893,516)	3,296,352	$36,191,280	1,783,821	$18,491,549

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	18,593	$316,073	12,378	$125,851	5,384	$55,765
Shares issued as reinvestment of distributions	1,248	20,524	462	4,665	206	2,125
Less shares redeemed	(31,304)	(519,535)	(57,696)	(627,440)	(18,061)	(186,669)

Net increase (decrease)	(11,463)	$(182,938)	(44,856)	$(496,924)	(12,471)	$(128,779)

Class T(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,484	$25,000	2,456	$25,000	2,418	$25,000
Less shares redeemed	(1,484)	(26,675)	(2,456)	(27,286)	(2,418)	(25,061)

Net increase (decrease)	—	$(1,675)	—	$(2,286)	—	$(61)

(a)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(b)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

176	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	HIGH INCOME OPPORTUNITIES FUND		MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND(a)
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,414,032	$12,403,213	21,809,752	$288,217,457	229,714	$2,379,482
Shares issued as reinvestment of distributions	188,421	1,655,641	1,654,029	21,633,797	4,200	43,240
Shares converted from Class B	2,831	24,971	11,244	149,539	—	—
Less shares redeemed	(2,267,440)	(19,857,958)	(46,555,325)	(615,948,605)	(1,165,890)	(12,155,368)

Net increase (decrease)	(662,156)	$(5,774,133)	(23,080,300)	$(305,947,812)	(931,976)	$(9,732,646)

Class B(b)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	10	$93	34	$472	—	$—
Shares issued as reinvestment of distributions	330	3,051	313	4,353	—	—
Shares converted to Class A	(2,661)	(24,971)	(10,542)	(149,539)	—	—
Less shares redeemed	(26,145)	(242,613)	(25,818)	(361,652)	—	—

Net increase (decrease)	(28,466)	$(264,440)	(36,013)	$(506,366)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	104,430	$958,954	3,546,155	$47,603,403	1,392	$14,704
Shares issued as reinvestment of distributions	54,380	501,112	342,645	4,544,452	41	425
Less shares redeemed	(667,377)	(6,147,863)	(7,104,810)	(95,465,679)	(966)	(10,085)

Net increase (decrease)	(508,567)	$(4,687,797)	(3,216,010)	$(43,317,824)	467	$5,044

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	782,434	$6,895,841	141,201,499	$1,847,652,277	658,780	$6,979,240
Shares issued as reinvestment of distributions	48,476	426,255	5,468,217	70,919,796	10,792	113,498
Less shares redeemed	(1,462,485)	(12,688,275)	(64,456,477)	(843,868,311)	(373,898)	(3,971,061)

Net increase (decrease)	(631,575)	$(5,366,179)	82,213,239	$1,074,703,762	295,674	$3,121,677

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	753	$6,580	185,761	$2,444,666	—	$—
Shares issued as reinvestment of distributions	630	5,517	10,348	134,876	—	—
Less shares redeemed	(19,095)	(167,180)	(361,746)	(4,778,397)	(10,223)	(104,618)

Net increase (decrease)	(17,712)	$(155,083)	(165,637)	$(2,198,855)	(10,223)	$(104,618)

Class T(c)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,818	$25,000	1,891	$25,000	2,376	$25,000
Less shares redeemed	(2,818)	(25,155)	(1,891)	(25,302)	(2,376)	(25,618)

Net increase (decrease)	—	$(155)	—	$(302)	—	$(618)

(a)	Class R shares were liquidated on January 23, 2017.

(b)	Class B shares were converted into Class A shares at the close of business on July 3, 2017.

(c)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

www.calamos.com	177

Notes to Financial Statements    (Unaudited)

	PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars
Shares sold	5,918,551	$71,210,101
Shares issued as reinvestment of distributions	15,592	181,954
Shares converted from Class B	—	—
Less shares redeemed	(1,876,910)	(22,474,406)

Net increase (decrease)	4,057,233	$48,917,649

Class B	Shares	Dollars
Shares sold	—	$—
Shares issued as reinvestment of distributions	—	—
Shares converted to Class A	—	—
Less shares redeemed	—	—

Net increase (decrease)	—	$—

Class C	Shares	Dollars
Shares sold	2,057,953	$24,608,557
Shares issued as reinvestment of distributions	4,605	53,460
Less shares redeemed	(148,737)	(1,754,869)

Net increase (decrease)	1,913,821	$22,907,148

Class I	Shares	Dollars
Shares sold	26,382,480	$319,010,843
Shares issued as reinvestment of distributions	50,070	585,816
Less shares redeemed	(3,483,664)	(42,439,648)

Net increase (decrease)	22,948,886	$277,157,011

Class R	Shares	Dollars
Shares sold	—	$—
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	—	—

Net increase (decrease)	—	$—

Class T(a)	Shares	Dollars
Shares sold	2,119	$25,000
Less shares redeemed	(2,119)	(26,133)

Net increase (decrease)	—	$(1,133)

(a)	Class T commenced operations on February 28, 2017 and shares were liquidated on October 26, 2017.

178	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$35.54		$30.12	$42.80	$50.16	$58.75	$49.90
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.17)	(0.07)	(0.07)	(0.20)	(0.05)
Net realized and unrealized gain (loss)	2.39		6.79	(1.67)	2.84	6.90	12.63
Total from investment operations	2.33		6.62	(1.74)	2.77	6.70	12.58
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(4.47)		(1.20)	(10.94)	(10.13)	(15.29)	(3.73)
Total distributions	(4.47)		(1.20)	(10.94)	(10.13)	(15.29)	(3.73)
Net asset value, end of period	$33.40		$35.54	$30.12	$42.80	$50.16	$58.75
Ratios and supplemental data:
Total return(b)	6.96%		22.79%	(4.76% )	6.55%	13.84%	26.95%
Net assets, end of period (000)	$930,211		$967,725	$1,017,541	$1,424,967	$1,718,674	$2,237,328
Ratio of net expenses to average net assets	1.35%	(c)	1.39%	1.34%	1.31%	1.26%	1.26%
Ratio of gross expenses to average net assets prior to expense reductions	1.35%	(c)	1.39%	1.34%	1.31%	1.26%	1.26%
Ratio of net investment income (loss) to average net assets	(0.34%	)(c)	(0.52% )	(0.21% )	(0.17% )	(0.42% )	(0.10% )

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Portfolio turnover rate	44.1%		104.4%	90.0%	60.0%	41.8%	67.1%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Growth Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$24.26		$21.08	$33.48	$41.66	$51.58	$44.56
Income from investment operations:
Net investment income (loss)(a)	(0.12)		(0.28)	(0.21)	(0.32)	(0.48)	(0.38)
Net realized and unrealized gain (loss)	1.58		4.66	(1.25)	2.27	5.85	11.13
Total from investment operations	1.46		4.38	(1.46)	1.95	5.37	10.75
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(4.47)		(1.20)	(10.94)	(10.13)	(15.29)	(3.73)
Total distributions	(4.47)		(1.20)	(10.94)	(10.13)	(15.29)	(3.73)
Net asset value, end of period	$21.25		$24.26	$21.08	$33.48	$41.66	$51.58
Ratios and supplemental data:
Total return(b)	6.60%		21.85%	(5.45% )	5.75%	12.97%	26.00%
Net assets, end of period (000)	$369,719		$398,115	$540,422	$792,046	$959,445	$1,096,492
Ratio of net expenses to average net assets	2.10%	(c)	2.14%	2.09%	2.06%	2.01%	2.01%
Ratio of gross expenses to average net assets prior to expense reductions	2.10%	(c)	2.14%	2.09%	2.06%	2.01%	2.01%
Ratio of net investment income (loss) to average net assets	(1.09%	)(c)	(1.26% )	(0.96% )	(0.92% )	(1.17% )	(0.85% )

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$45.18		$37.88	$50.84	$57.59	$65.15	$54.81
Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.11)	0.02	0.05	(0.10)	0.08
Net realized and unrealized gain (loss)	3.07		8.61	(2.04)	3.33	7.83	13.99
Total from investment operations	3.05		8.50	(2.02)	3.38	7.73	14.07
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(4.47)		(1.20)	(10.94)	(10.13)	(15.29)	(3.73)
Total distributions	(4.47)		(1.20)	(10.94)	(10.13)	(15.29)	(3.73)
Net asset value, end of period	$43.76		$45.18	$37.88	$50.84	$57.59	$65.15
Ratios and supplemental data:
Total return(b)	7.07%		23.09%	(4.51% )	6.80%	14.12%	27.27%
Net assets, end of period (000)	$293,411		$301,237	$327,872	$480,028	$759,432	$1,010,805
Ratio of net expenses to average net assets	1.10%	(c)	1.14%	1.09%	1.06%	1.01%	1.02%
Ratio of gross expenses to average net assets prior to expense reductions	1.10%	(c)	1.14%	1.09%	1.06%	1.01%	1.02%
Ratio of net investment income (loss) to average net assets	(0.09%	)(c)	(0.27% )	0.04%	0.09%	(0.18% )	0.15%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

180	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Opportunistic Value Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.21		$12.60	$13.61	$15.07	$15.22	$12.15
Income from investment operations:
Net investment income (loss)(a)	0.05		0.15	0.21	0.19	0.18	0.18
Net realized and unrealized gain (loss)	0.44		2.56	(0.15)	(0.52)	0.92	3.07
Total from investment operations	0.49		2.71	0.06	(0.33)	1.10	3.25
Distributions:
Dividends from net investment income	(0.05)		(0.10)	(0.16)	(0.14)	(0.14)	(0.18)
Dividends from net realized gains	(0.47)		—	(0.91)	(0.99)	(1.11)	—
Total distributions	(0.52)		(0.10)	(1.07)	(1.13)	(1.25)	(0.18)
Net asset value, end of period	$15.18		$15.21	$12.60	$13.61	$15.07	$15.22
Ratios and supplemental data:
Total return(b)	3.24%		21.56%	0.76%	(2.32% )	7.67%	27.12%
Net assets, end of period (000)	$21,779		$21,894	$32,350	$44,792	$58,419	$78,843
Ratio of net expenses to average net assets	1.15%	(c)	1.15%	1.12%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.68%	(c)	1.67%	1.57%	1.61%	1.50%	1.53%
Ratio of net investment income (loss) to average net assets	0.64%	(c)	1.10%	1.67%	1.38%	1.19%	1.31%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Portfolio turnover rate	66.0%		104.7%	40.7%	139.8%	165.4%	250.3%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Opportunistic Value Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.74		$11.39	$12.38	$13.79	$14.09	$11.23
Income from investment operations:
Net investment income (loss)(a)	(0.01)		0.04	0.10	0.08	0.06	0.08
Net realized and unrealized gain (loss)	0.40		2.32	(0.13)	(0.47)	0.85	2.85
Total from investment operations	0.39		2.36	(0.03)	(0.39)	0.91	2.93
Distributions:
Dividends from net investment income	—		(0.01)	(0.05)	(0.03)	(0.10)	(0.07)
Dividends from net realized gains	(0.47)		—	(0.91)	(0.99)	(1.11)	—
Total distributions	(0.47)		(0.01)	(0.96)	(1.02)	(1.21)	(0.07)
Net asset value, end of period	$13.66		$13.74	$11.39	$12.38	$13.79	$14.09
Ratios and supplemental data:
Total return(b)	2.86%		20.70%	(0.04% )	(3.01% )	6.82%	26.27%
Net assets, end of period (000)	$4,507		$4,728	$4,915	$5,738	$9,964	$8,641
Ratio of net expenses to average net assets	1.90%	(c)	1.90%	1.87%	1.90%	1.90%	1.90%
Ratio of gross expenses to average net assets prior to expense reductions	2.43%	(c)	2.42%	2.32%	2.35%	2.25%	2.28%
Ratio of net investment income (loss) to average net assets	(0.11%	)(c)	0.31%	0.91%	0.64%	0.44%	0.59%

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.63		$12.94	$13.96	$15.44	$15.57	$12.41
Income from investment operations:
Net investment income (loss)(a)	0.07		0.18	0.24	0.23	0.22	0.22
Net realized and unrealized gain (loss)	0.45		2.64	(0.14)	(0.53)	0.94	3.14
Total from investment operations	0.52		2.82	0.10	(0.30)	1.16	3.36
Distributions:
Dividends from net investment income	(0.09)		(0.13)	(0.21)	(0.19)	(0.18)	(0.20)
Dividends from net realized gains	(0.47)		—	(0.91)	(0.99)	(1.11)	—
Total distributions	(0.56)		(0.13)	(1.12)	(1.18)	(1.29)	(0.20)
Net asset value, end of period	$15.59		$15.63	$12.94	$13.96	$15.44	$15.57
Ratios and supplemental data:
Total return(b)	3.39%		21.92%	0.98%	(2.08% )	7.87%	27.47%
Net assets, end of period (000)	$23,976		$25,669	$16,672	$19,583	$32,147	$20,857
Ratio of net expenses to average net assets	0.90%	(c)	0.90%	0.87%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.43%	(c)	1.42%	1.32%	1.36%	1.25%	1.28%
Ratio of net investment income (loss) to average net assets	0.90%	(c)	1.28%	1.91%	1.63%	1.45%	1.56%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

182	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				August 5, 2013• through October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.73		$10.38	$10.52	$10.78	$10.36	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.03		0.10	0.10	0.17	0.39	0.05
Net realized and unrealized gain (loss)	0.35		2.30	0.11	(0.15)	0.24	0.31
Total from investment operations	0.38		2.40	0.21	0.02	0.63	0.36
Distributions:
Dividends from net investment income	(0.03)		(0.05)	(0.08)	(0.15)	(0.18)	—
Dividends from net realized gains	(0.98)		—	(0.27)	(0.13)	(0.03)	—
Total distributions	(1.01)		(0.05)	(0.35)	(0.28)	(0.21)	—
Net asset value, end of period	$12.10		$12.73	$10.38	$10.52	$10.78	$10.36
Ratios and supplemental data:
Total return(b)	3.03%		23.17%	2.17%	0.21%	6.12%	3.60%
Net assets, end of period (000)	$2,237		$2,031	$23,157	$28,030	$28,365	$25,922
Ratio of net expenses to average net assets	1.35%	(c)	1.35%	1.33%	1.35%	1.35%	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.10%	(c)	1.87%	1.73%	1.74%	1.73%	2.14%	(c)
Ratio of net investment income (loss) to average net assets	0.54%	(c)	0.93%	0.95%	1.66%	3.68%	1.99%	(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				August 5, 2013• through October 31,
	2018		2017	2016	2015	2014	2013
Portfolio turnover rate	7.6%		15.3%	11.5%	107.6%	130.0%	20.7%

●	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Dividend Growth Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				August 5, 2013• through October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.52		$10.26	$10.41	$10.74	$10.34	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.01)		0.00 *	0.02	0.08	0.31	0.03
Net realized and unrealized gain (loss)	0.35		2.28	0.12	(0.15)	0.25	0.31
Total from investment operations	0.34		2.28	0.14	(0.07)	0.56	0.34
Distributions:
Dividends from net investment income	—		(0.02)	(0.02)	(0.13)	(0.13)	—
Dividends from net realized gains	(0.98)		—	(0.27)	(0.13)	(0.03)	—
Total distributions	(0.98)		(0.02)	(0.29)	(0.26)	(0.16)	—
Net asset value, end of period	$11.88		$12.52	$10.26	$10.41	$10.74	$10.34
Ratios and supplemental data:
Total return(b)	2.74%		22.26%	1.42%	(0.63% )	5.40%	3.40%
Net assets, end of period (000)	$1,034		$1,039	$969	$702	$418	$253
Ratio of net expenses to average net assets	2.10%	(c)	2.10%	2.08%	2.10%	2.10%	2.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.84%	(c)	2.73%	2.48%	2.51%	2.44%	3.35%	(c)
Ratio of net investment income (loss) to average net assets	(0.19%	)(c)	0.00% **	0.17%	0.77%	2.90%	1.39%	(c)

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				August 5, 2013• through October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.71		$10.39	$10.55	$10.79	$10.37	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.05		0.11	0.12	0.20	0.42	0.05
Net realized and unrealized gain (loss)	0.36		2.32	0.12	(0.16)	0.23	0.32
Total from investment operations	0.41		2.43	0.24	0.04	0.65	0.37
Distributions:
Dividends from net investment income	(0.05)		(0.11)	(0.13)	(0.15)	(0.20)	—
Dividends from net realized gains	(0.98)		—	(0.27)	(0.13)	(0.03)	—
Total distributions	(1.03)		(0.11)	(0.40)	(0.28)	(0.23)	—
Net asset value, end of period	$12.09		$12.71	$10.39	$10.55	$10.79	$10.37
Ratios and supplemental data:
Total return(b)	3.25%		23.46%	2.39%	0.47%	6.33%	3.70%
Net assets, end of period (000)	$21,678		$22,201	$7,989	$7,375	$8,020	$7,586
Ratio of net expenses to average net assets	1.10%	(c)	1.10%	1.08%	1.10%	1.10%	1.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.84%	(c)	1.80%	1.48%	1.49%	1.48%	2.13%	(c)
Ratio of net investment income (loss) to average net assets	0.81%	(c)	0.89%	1.17%	1.91%	3.97%	2.13%	(c)

●	Commencement of operations.

*	Amounts are less than $0.005.

**	Amounts are less than 0.005%.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

184	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$21.55		$16.65	$17.27	$19.27	$19.24	$17.27
Income from investment operations:
Net investment income (loss)(a)	0.01		0.07	0.05	0.09	0.09	0.09
Net realized and unrealized gain (loss)	0.44		4.83	(0.65)	0.02	0.02	1.92
Total from investment operations	0.45		4.90	(0.60)	0.11	0.11	2.01
Distributions:
Dividends from net investment income	—		—	—	—	(0.08)	(0.04)
Dividends from net realized gains	(0.82)		—	(0.02)	(2.11)	—	—
Return of capital	—		—	(0.00)*	—	—	—
Total distributions	(0.82)		—	(0.02)	(2.11)	(0.08)	(0.04)
Net asset value, end of period	$21.18		$21.55	$16.65	$17.27	$19.27	$19.24
Ratios and supplemental data:
Total return(b)	2.15%		29.43%	(3.46% )	0.94%	0.57%	11.64%
Net assets, end of period (000)	$132,845		$72,491	$111,036	$209,548	$254,400	$368,964
Ratio of net expenses to average net assets	1.40%	(c)	1.40%	1.38%	1.31%	1.39%	1.40%
Ratio of gross expenses to average net assets prior to expense reductions	1.49%	(c)	1.46%	1.39%	1.31%	1.39%	1.48%
Ratio of net investment income (loss) to average net assets	0.08%	(c)	0.41%	0.32%	0.52%	0.43%	0.50%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Portfolio turnover rate	47.2%		100.4%	69.0%	65.0%	81.6%	73.4%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos International Growth Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017		2016	2015	2014	2013
Net asset value, beginning of period	$19.72		$15.35		$16.04	$18.18	$18.21	$16.43
Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.05)		(0.07)	(0.04)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	0.42		4.42		(0.60)	0.01	0.03	1.82
Total from investment operations	0.34		4.37		(0.67)	(0.03)	(0.03)	1.78
Distributions:
Dividends from net investment income	—		—		—	—	—	—
Dividends from net realized gains	(0.82)		—		(0.02)	(2.11)	—	—
Return of capital	—		—		(0.00)*	—	—	—
Total distributions	(0.82)		—		(0.02)	(2.11)	—	—
Net asset value, end of period	$19.24		$19.72		$15.35	$16.04	$18.18	$18.21
Ratios and supplemental data:
Total return(b)	1.78%		28.47%		(4.16% )	0.15%	(0.16% )	10.83%
Net assets, end of period (000)	$26,602		$27,840		$35,537	$47,996	$59,756	$65,622
Ratio of net expenses to average net assets	2.15%	(c)	2.15%		2.13%	2.06%	2.13%	2.15%
Ratio of gross expenses to average net assets prior to expense reductions	2.24%	(c)	2.21%		2.14%	2.06%	2.13%	2.23%
Ratio of net investment income (loss) to average net assets	(0.77%	)(c)	(0.33%	)	(0.46% )	(0.23% )	(0.32% )	(0.23% )

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017		2016	2015	2014	2013
Net asset value, beginning of period	$22.01		$16.96		$17.54	$19.50	$19.48	$17.47
Income from investment operations:
Net investment income (loss)(a)	0.03		0.12		0.09	0.14	0.13	0.14
Net realized and unrealized gain (loss)	0.46		4.93		(0.65)	0.01	0.03	1.94
Total from investment operations	0.49		5.05		(0.56)	0.15	0.16	2.08
Distributions:
Dividends from net investment income	—		—		—	—	(0.14)	(0.07)
Dividends from net realized gains	(0.82)		—		(0.02)	(2.11)	—	—
Return of capital	—		—		(0.00)*	—	—	—
Total distributions	(0.82)		—		(0.02)	(2.11)	(0.14)	(0.07)
Net asset value, end of period	$21.68		$22.01		$16.96	$17.54	$19.50	$19.48
Ratios and supplemental data:
Total return(b)	2.29%		29.78%		(3.18% )	1.16%	0.80%	11.97%
Net assets, end of period (000)	$184,288		$175,070		$213,166	$339,909	$410,485	$460,587
Ratio of net expenses to average net assets	1.15%	(c)	1.15%		1.13%	1.06%	1.14%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.24%	(c)	1.21%		1.14%	1.06%	1.14%	1.23%
Ratio of net investment income (loss) to average net assets	0.25%	(c)	0.66%		0.53%	0.78%	0.66%	0.79%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

186	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.83		$12.11	$12.11	$13.73	$13.97	$12.83
Income from investment operations:
Net investment income (loss)(a)	(0.06)		0.05	0.03	0.02	0.06	0.03
Net realized and unrealized gain (loss)	0.46		2.67	(0.02)	(1.31)	(0.18)	1.11
Total from investment operations	0.40		2.72	0.01	(1.29)	(0.12)	1.14
Distributions:
Dividends from net investment income	(0.00	)*	—	(0.01)	(0.03)	(0.01)	—
Dividends from net realized gains	—		—	—	(0.30)	(0.11)	—
Return of capital	—		—	(0.00)*	(0.00)*	—	—
Total distributions	(0.00	)*	—	(0.01)	(0.33)	(0.12)	—
Net asset value, end of period	$15.23		$14.83	$12.11	$12.11	$13.73	$13.97
Ratios and supplemental data:
Total return(b)	2.72%		22.46%	0.08%	(9.56% )	(0.84% )	8.89%
Net assets, end of period (000)	$51,936		$68,142	$102,545	$121,946	$168,332	$164,273
Ratio of net expenses to average net assets	1.67%	(c)	1.67%	1.64%	1.65%	1.61%	1.63%
Ratio of gross expenses to average net assets prior to expense reductions	1.67%	(c)	1.67%	1.64%	1.65%	1.61%	1.63%
Ratio of net investment income (loss) to average net assets	(0.81%	)(c)	0.40%	0.23%	0.14%	0.45%	0.23%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Portfolio turnover rate	39.7%		104.8%	87.4%	58.8%	99.9%	85.8%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Evolving World Growth Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.03		$11.55		$11.62	$13.26	$13.59	$12.57
Income from investment operations:
Net investment income (loss)(a)	(0.11)		(0.03)		(0.06)	(0.07)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	0.44		2.51		(0.01)	(1.27)	(0.18)	1.08
Total from investment operations	0.33		2.48		(0.07)	(1.34)	(0.22)	1.02
Distributions:
Dividends from net investment income	—		—		—	—	—	—
Dividends from net realized gains	—		—		—	(0.30)	(0.11)	—
Return of capital	—		—		(0.00)*	(0.00)*	—	—
Total distributions	—		—		—	(0.30)	(0.11)	—
Net asset value, end of period	$14.36		$14.03		$11.55	$11.62	$13.26	$13.59
Ratios and supplemental data:
Total return(b)	2.35%		21.47%		(0.60% )	(10.25% )	(1.59% )	8.11%
Net assets, end of period (000)	$24,498		$24,846		$31,231	$36,532	$44,611	$34,022
Ratio of net expenses to average net assets	2.42%	(c)	2.41%		2.39%	2.40%	2.37%	2.39%
Ratio of gross expenses to average net assets prior to expense reductions	2.42%	(c)	2.41%		2.39%	2.40%	2.37%	2.39%
Ratio of net investment income (loss) to average net assets	(1.57%	)(c)	(0.29%	)	(0.54% )	(0.59% )	(0.33% )	(0.50% )

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.96		$12.19		$12.19	$13.83	$14.07	$12.92
Income from investment operations:
Net investment income (loss)(a)	(0.04)		0.09		0.06	0.05	0.09	0.07
Net realized and unrealized gain (loss)	0.47		2.68		(0.01)	(1.32)	(0.18)	1.11
Total from investment operations	0.43		2.77		0.05	(1.27)	(0.09)	1.18
Distributions:
Dividends from net investment income	(0.06)		—		(0.05)	(0.07)	(0.04)	(0.03)
Dividends from net realized gains	—		—		—	(0.30)	(0.11)	—
Return of capital	—		—		(0.00)*	(0.00)*	—	—
Total distributions	(0.06)		—		(0.05)	(0.37)	(0.15)	(0.03)
Net asset value, end of period	$15.33		$14.96		$12.19	$12.19	$13.83	$14.07
Ratios and supplemental data:
Total return(b)	2.85%		22.72%		0.38%	(9.35% )	(0.60% )	9.16%
Net assets, end of period (000)	$204,850		$225,339		$255,965	$351,571	$436,546	$311,823
Ratio of net expenses to average net assets	1.42%	(c)	1.41%		1.39%	1.40%	1.37%	1.39%
Ratio of gross expenses to average net assets prior to expense reductions	1.42%	(c)	1.41%		1.39%	1.40%	1.37%	1.39%
Ratio of net investment income (loss) to average net assets	(0.57%	)(c)	0.72%		0.50%	0.42%	0.65%	0.53%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

188	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Emerging Market Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				December 31, 2013• through October 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of period	$10.58		$8.61		$8.41	$9.84	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.04)		0.00	*	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss)	0.28		1.97		0.23	(1.37)	(0.18)
Total from investment operations	0.24		1.97		0.21	(1.38)	(0.16)
Distributions:
Dividends from net investment income	(0.02)		—		(0.01)	(0.05)	—
Dividends from net realized gains	—		—		—	—	—
Total distributions	(0.02)		—		(0.01)	(0.05)	—
Net asset value, end of period	$10.80		$10.58		$8.61	$8.41	$9.84
Ratios and supplemental data:
Total return(b)	2.25%		22.88%		2.49%	(14.09% )	(1.60%	)
Net assets, end of period (000)	$5,704		$5,491		$4,483	$4,465	$5,360
Ratio of net expenses to average net assets	1.75%	(c)	1.75%		1.67%	1.75%	1.75%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.36%	(c)	2.67%		2.49%	2.43%	3.45%	(c)
Ratio of net investment income (loss) to average net assets	(0.73%	)(c)	0.04%		(0.23% )	(0.14% )	0.24%	(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				December 31, 2013• through October 31,
	2018		2017		2016	2015	2014
Portfolio turnover rate	48.7%		104.0%		74.8%	68.0%	109.2%

•	Commencement of operations.

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	189

Calamos Emerging Market Equity Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					December 31, 2013• through October 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of period	$10.36		$8.49		$8.34		$9.78	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.06)		(0.08)		(0.07)	(0.04)
Net realized and unrealized gain (loss)	0.27		1.93		0.23		(1.37)	(0.18)
Total from investment operations	0.19		1.87		0.15		(1.44)	(0.22)
Distributions:
Dividends from net investment income	—		—		—		—	—
Dividends from net realized gains	—		—		—		—	—
Total distributions	—		—		—		—	—
Net asset value, end of period	$10.55		$10.36		$8.49		$8.34	$9.78
Ratios and supplemental data:
Total return(b)	1.83%		22.03%		1.80%		(14.72% )	(2.20%	)
Net assets, end of period (000)	$384		$386		$280		$241	$288
Ratio of net expenses to average net assets	2.50%	(c)	2.50%		2.43%		2.50%	2.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.11%	(c)	3.42%		3.24%		3.22%	4.08%	(c)
Ratio of net investment income (loss) to average net assets	(1.48%	)(c)	(0.69%	)	(0.98%	)	(0.80% )	(0.45%	)(c)

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					December 31, 2013• through October 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of period	$10.63		$8.62		$8.43		$9.86	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.03)		0.03		0.00	*	0.02	0.04
Net realized and unrealized gain (loss)	0.27		1.98		0.23		(1.39)	(0.18)
Total from investment operations	0.24		2.01		0.23		(1.37)	(0.14)
Distributions:
Dividends from net investment income	(0.04)		—		(0.04)		(0.06)	—
Dividends from net realized gains	—		—		—		—	—
Return of capital	—		—		0.00	*	—	—
Total distributions	(0.04)		—		(0.04)		(0.06)	—
Net asset value, end of period	$10.83		$10.63		$8.62		$8.43	$9.86
Ratios and supplemental data:
Total return(b)	2.30%		23.32%		2.75%		(13.92% )	(1.40%	)
Net assets, end of period (000)	$12,340		$11,207		$9,039		$8,763	$9,701
Ratio of net expenses to average net assets	1.50%	(c)	1.50%		1.42%		1.50%	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.11%	(c)	2.42%		2.24%		2.23%	3.04%	(c)
Ratio of net investment income (loss) to average net assets	(0.49%	)(c)	0.30%		0.02%		0.21%	0.50%	(c)

•	Commencement of operations.

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

190	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017		2016	2015		2014	2013
Net asset value, beginning of period	$15.63		$12.74		$13.19	$15.67		$14.97	$13.00
Income from investment operations:
Net investment income (loss)(a)	(0.01)		(0.00	)*	0.01	0.00	*	(0.01)	0.03
Net realized and unrealized gain (loss)	0.53		3.45		(0.21)	0.62		1.08	1.96
Total from investment operations	0.52		3.45		(0.20)	0.62		1.07	1.99
Distributions:
Dividends from net investment income	—		—		—	—		(0.10)	(0.02)
Dividends from net realized gains	(1.39)		(0.56)		(0.25)	(3.10)		(0.27)	—
Total distributions	(1.39)		(0.56)		(0.25)	(3.10)		(0.37)	(0.02)
Net asset value, end of period	$14.76		$15.63		$12.74	$13.19		$15.67	$14.97
Ratios and supplemental data:
Total return(b)	3.40%		28.42%		(1.47% )	5.33%		7.25%	15.35%
Net assets, end of period (000)	$32,270		$26,957		$29,314	$67,141		$87,989	$152,068
Ratio of net expenses to average net assets	1.40%	(c)	1.40%		1.38%	1.34%		1.40%	1.40%
Ratio of gross expenses to average net assets prior to expense reductions	1.62%	(c)	1.53%		1.50%	1.34%		1.40%	1.44%
Ratio of net investment income (loss) to average net assets	(0.20%	)(c)	(0.02%	)	0.06%	0.00%	**	(0.10% )	0.22%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017		2016	2015		2014	2013
Portfolio turnover rate	42.9%		102.0%		64.6%	43.0%		53.3%	75.3%

*	Amounts are less than $0.005.

**	Amounts are less than 0.005%.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	191

Calamos Global Equity Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.40		$11.86	$12.39	$15.00	$14.36	$12.54
Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.09)	(0.08)	(0.09)	(0.12)	(0.07)
Net realized and unrealized gain (loss)	0.49		3.19	(0.20)	0.58	1.03	1.89
Total from investment operations	0.42		3.10	(0.28)	0.49	0.91	1.82
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(1.39)		(0.56)	(0.25)	(3.10)	(0.27)	—
Total distributions	(1.39)		(0.56)	(0.25)	(3.10)	(0.27)	—
Net asset value, end of period	$13.43		$14.40	$11.86	$12.39	$15.00	$14.36
Ratios and supplemental data:
Total return(b)	3.05%		27.53%	(2.23% )	4.55%	6.43%	14.51%
Net assets, end of period (000)	$13,033		$13,769	$16,375	$21,227	$28,811	$32,975
Ratio of net expenses to average net assets	2.15%	(c)	2.15%	2.13%	2.09%	2.14%	2.15%
Ratio of gross expenses to average net assets prior to expense reductions	2.36%	(c)	2.27%	2.25%	2.09%	2.14%	2.19%
Ratio of net investment income (loss) to average net assets	(0.99%	)(c)	(0.76% )	(0.68% )	(0.76% )	(0.82% )	(0.51% )

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.95		$12.95	$13.38	$15.81	$15.11	$13.11
Income from investment operations:
Net investment income (loss)(a)	(0.00	)*	0.03	0.04	0.04	0.02	0.06
Net realized and unrealized gain (loss)	0.55		3.53	(0.22)	0.63	1.09	1.99
Total from investment operations	0.55		3.56	(0.18)	0.67	1.11	2.05
Distributions:
Dividends from net investment income	(0.02)		—	—	—	(0.14)	(0.05)
Dividends from net realized gains	(1.39)		(0.56)	(0.25)	(3.10)	(0.27)	—
Total distributions	(1.41)		(0.56)	(0.25)	(3.10)	(0.41)	(0.05)
Net asset value, end of period	$15.09		$15.95	$12.95	$13.38	$15.81	$15.11
Ratios and supplemental data:
Total return(b)	3.59%		28.82%	(1.30% )	5.64%	7.48%	15.65%
Net assets, end of period (000)	$62,705		$86,429	$87,605	$96,390	$101,511	$212,913
Ratio of net expenses to average net assets	1.15%	(c)	1.15%	1.13%	1.09%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.36%	(c)	1.28%	1.25%	1.09%	1.15%	1.19%
Ratio of net investment income (loss) to average net assets	(0.06%	)(c)	0.23%	0.33%	0.26%	0.15%	0.46%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

192	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$33.15		$30.17	$31.68	$35.22	$35.84	$32.64
Income from investment operations:
Net investment income (loss)(a)	0.05		0.49	0.48	0.60	0.60	0.64
Net realized and unrealized gain (loss)	1.06		4.53	0.16	0.51	2.78	3.70
Total from investment operations	1.11		5.02	0.64	1.11	3.38	4.34
Distributions:
Dividends from net investment income	(0.15)		(0.84)	(0.84)	(0.89)	(0.80)	(0.27)
Dividends from net realized gains	(1.90)		(1.20)	(1.31)	(3.76)	(3.20)	(0.87)
Total distributions	(2.05)		(2.04)	(2.15)	(4.65)	(4.00)	(1.14)
Net asset value, end of period	$32.21		$33.15	$30.17	$31.68	$35.22	$35.84
Ratios and supplemental data:
Total return(b)	3.44%		17.39%	2.26%	3.50%	10.33%	13.72%
Net assets, end of period (000)	$890,328		$918,695	$930,625	$1,105,102	$1,316,498	$1,614,236
Ratio of net expenses to average net assets	1.11%	(c)	1.11%	1.11%	1.10%	1.09%	1.09%
Ratio of gross expenses to average net assets prior to expense reductions	1.11%	(c)	1.11%	1.11%	1.10%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets	0.33%	(c)	1.58%	1.59%	1.86%	1.76%	1.92%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Portfolio turnover rate	16.7%		31.6%	23.5%	23.8%	32.8%	59.5%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	193

Calamos Growth and Income Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$33.30		$30.28	$31.81	$35.34	$35.78	$32.76
Income from investment operations:
Net investment income (loss)(a)	(0.07)		0.27	0.25	0.36	0.35	0.39
Net realized and unrealized gain (loss)	1.07		4.54	0.14	0.51	2.77	3.71
Total from investment operations	1.00		4.81	0.39	0.87	3.12	4.10
Distributions:
Dividends from net investment income	(0.03)		(0.59)	(0.61)	(0.64)	(0.36)	(0.21)
Dividends from net realized gains	(1.90)		(1.20)	(1.31)	(3.76)	(3.20)	(0.87)
Total distributions	(1.93)		(1.79)	(1.92)	(4.40)	(3.56)	(1.08)
Net asset value, end of period	$32.37		$33.30	$30.28	$31.81	$35.34	$35.78
Ratios and supplemental data:
Total return(b)	3.06%		16.54%	1.39%	2.73%	9.48%	12.88%
Net assets, end of period (000)	$539,719		$574,455	$739,780	$889,516	$1,009,029	$1,093,074
Ratio of net expenses to average net assets	1.86%	(c)	1.86%	1.86%	1.85%	1.84%	1.84%
Ratio of gross expenses to average net assets prior to expense reductions	1.86%	(c)	1.86%	1.86%	1.85%	1.84%	1.84%
Ratio of net investment income (loss) to average net assets	(0.42%	)(c)	0.85%	0.84%	1.11%	1.02%	1.17%

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$31.96		$29.15	$30.71	$34.28	$35.07	$31.91
Income from investment operations:
Net investment income (loss)(a)	0.09		0.55	0.53	0.66	0.68	0.71
Net realized and unrealized gain (loss)	1.03		4.38	0.14	0.50	2.69	3.62
Total from investment operations	1.12		4.93	0.67	1.16	3.37	4.33
Distributions:
Dividends from net investment income	(0.20)		(0.92)	(0.92)	(0.97)	(0.96)	(0.30)
Dividends from net realized gains	(1.90)		(1.20)	(1.31)	(3.76)	(3.20)	(0.87)
Total distributions	(2.10)		(2.12)	(2.23)	(4.73)	(4.16)	(1.17)
Net asset value, end of period	$30.98		$31.96	$29.15	$30.71	$34.28	$35.07
Ratios and supplemental data:
Total return(b)	3.58%		17.71%	2.43%	3.79%	10.60%	13.99%
Net assets, end of period (000)	$567,758		$554,490	$513,604	$577,449	$688,258	$668,124
Ratio of net expenses to average net assets	0.86%	(c)	0.86%	0.86%	0.85%	0.84%	0.84%
Ratio of gross expenses to average net assets prior to expense reductions	0.86%	(c)	0.86%	0.86%	0.85%	0.84%	0.84%
Ratio of net investment income (loss) to average net assets	0.58%	(c)	1.83%	1.84%	2.11%	2.04%	2.18%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

194	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.85		$8.47	$8.63	$10.22	$11.78	$10.88
Income from investment operations:
Net investment income (loss)(a)	0.04		0.10	0.09	0.10	0.11	0.10
Net realized and unrealized gain (loss)	0.19		1.35	(0.14)	0.06	0.36	1.13
Total from investment operations	0.23		1.45	(0.05)	0.16	0.47	1.23
Distributions:
Dividends from net investment income	(0.01)		(0.01)	—	(0.04)	(0.29)	(0.09)
Dividends from net realized gains	(0.57)		(0.06)	(0.11)	(1.71)	(1.74)	(0.24)
Total distributions	(0.58)		(0.07)	(0.11)	(1.75)	(2.03)	(0.33)
Net asset value, end of period	$9.50		$9.85	$8.47	$8.63	$10.22	$11.78
Ratios and supplemental data:
Total return(b)	2.36%		17.16%	(0.59% )	2.02%	4.77%	11.60%
Net assets, end of period (000)	$75,168		$78,196	$84,648	$111,615	$146,431	$210,537
Ratio of net expenses to average net assets	1.53%	(c)	1.54%	1.46%	1.49%	1.44%	1.41%
Ratio of gross expenses to average net assets prior to expense reductions	1.53%	(c)	1.54%	1.46%	1.49%	1.44%	1.41%
Ratio of net investment income (loss) to average net assets	0.80%	(c)	1.16%	1.09%	1.18%	1.01%	0.92%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Portfolio turnover rate	33.3%		100.2%	58.0%	54.7%	72.6%	48.2%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Growth and Income Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.84		$7.65	$7.87	$9.50	$11.06	$10.25
Income from investment operations:
Net investment income (loss)(a)	0.00	*	0.04	0.03	0.03	0.03	0.02
Net realized and unrealized gain (loss)	0.17		1.21	(0.14)	0.05	0.33	1.06
Total from investment operations	0.17		1.25	(0.11)	0.08	0.36	1.08
Distributions:
Dividends from net investment income	—		—	—	—	(0.18)	(0.03)
Dividends from net realized gains	(0.57)		(0.06)	(0.11)	(1.71)	(1.74)	(0.24)
Total distributions	(0.57)		(0.06)	(0.11)	(1.71)	(1.92)	(0.27)
Net asset value, end of period	$8.44		$8.84	$7.65	$7.87	$9.50	$11.06
Ratios and supplemental data:
Total return(b)	1.94%		16.41%	(1.42% )	1.19%	3.98%	10.82%
Net assets, end of period (000)	$65,487		$70,210	$90,640	$119,620	$151,091	$185,577
Ratio of net expenses to average net assets	2.28%	(c)	2.29%	2.21%	2.24%	2.19%	2.16%
Ratio of gross expenses to average net assets prior to expense reductions	2.28%	(c)	2.29%	2.21%	2.24%	2.19%	2.16%
Ratio of net investment income (loss) to average net assets	0.04%	(c)	0.44%	0.34%	0.43%	0.27%	0.17%

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.11		$8.70	$8.84	$10.43	$11.99	$11.06
Income from investment operations:
Net investment income (loss)(a)	0.05		0.13	0.11	0.13	0.14	0.13
Net realized and unrealized gain (loss)	0.20		1.38	(0.14)	0.05	0.36	1.15
Total from investment operations	0.25		1.51	(0.03)	0.18	0.50	1.28
Distributions:
Dividends from net investment income	(0.02)		(0.04)	—	(0.06)	(0.32)	(0.11)
Dividends from net realized gains	(0.57)		(0.06)	(0.11)	(1.71)	(1.74)	(0.24)
Total distributions	(0.59)		(0.10)	(0.11)	(1.77)	(2.06)	(0.35)
Net asset value, end of period	$9.77		$10.11	$8.70	$8.84	$10.43	$11.99
Ratios and supplemental data:
Total return(b)	2.47%		17.51%	(0.35% )	2.23%	4.99%	11.90%
Net assets, end of period (000)	$80,013		$73,361	$124,175	$146,241	$182,064	$232,583
Ratio of net expenses to average net assets	1.28%	(c)	1.29%	1.21%	1.24%	1.19%	1.14%
Ratio of gross expenses to average net assets prior to expense reductions	1.28%	(c)	1.29%	1.21%	1.24%	1.19%	1.14%
Ratio of net investment income (loss) to average net assets	1.06%	(c)	1.43%	1.34%	1.43%	1.29%	1.16%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

196	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$18.27		$15.93	$16.56	$18.59	$19.14	$17.70
Income from investment operations:
Net investment income (loss)(a)	0.23		0.49	0.50	0.44	0.40	0.39
Net realized and unrealized gain (loss)	0.22		2.16	(0.30)	(1.01)	1.14	2.63
Total from investment operations	0.45		2.65	0.20	(0.57)	1.54	3.02
Distributions:
Dividends from net investment income	(0.11)		(0.31)	(0.56)	(0.58)	(0.76)	(0.02)
Dividends from net realized gains	(0.53)		—	(0.27)	(0.88)	(1.33)	(1.56)
Total distributions	(0.64)		(0.31)	(0.83)	(1.46)	(2.09)	(1.58)
Net asset value, end of period	$18.08		$18.27	$15.93	$16.56	$18.59	$19.14
Ratios and supplemental data:
Total return(b)	2.54%		16.88%	1.33%	(3.31% )	8.74%	18.50%
Net assets, end of period (000)	$217,942		$222,017	$228,334	$385,844	$488,842	$514,593
Ratio of net expenses to average net assets	1.18%	(c)	1.18%	1.15%	1.13%	1.10%	1.11%
Ratio of gross expenses to average net assets prior to expense reductions	1.18%	(c)	1.18%	1.15%	1.13%	1.10%	1.11%
Ratio of net investment income (loss) to average net assets	2.52%	(c)	2.87%	3.17%	2.53%	2.18%	2.18%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Portfolio turnover rate	31.4%		55.7%	43.8%	63.0%	68.1%	73.1%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	197

Calamos Convertible Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$18.09		$15.79	$16.41	$18.43	$18.87	$17.57
Income from investment operations:
Net investment income (loss)(a)	0.16		0.36	0.37	0.31	0.26	0.25
Net realized and unrealized gain (loss)	0.21		2.14	(0.28)	(1.00)	1.11	2.61
Total from investment operations	0.37		2.50	0.09	(0.69)	1.37	2.86
Distributions:
Dividends from net investment income	(0.04)		(0.20)	(0.44)	(0.45)	(0.48)	—
Dividends from net realized gains	(0.53)		—	(0.27)	(0.88)	(1.33)	(1.56)
Total distributions	(0.57)		(0.20)	(0.71)	(1.33)	(1.81)	(1.56)
Net asset value, end of period	$17.89		$18.09	$15.79	$16.41	$18.43	$18.87
Ratios and supplemental data:
Total return(b)	2.13%		15.99%	0.62%	(4.01% )	7.86%	17.62%
Net assets, end of period (000)	$138,755		$147,112	$193,339	$265,686	$319,654	$325,823
Ratio of net expenses to average net assets	1.93%	(c)	1.93%	1.90%	1.88%	1.86%	1.86%
Ratio of gross expenses to average net assets prior to expense reductions	1.93%	(c)	1.93%	1.90%	1.88%	1.86%	1.86%
Ratio of net investment income (loss) to average net assets	1.77%	(c)	2.14%	2.40%	1.78%	1.43%	1.43%

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.45		$14.38	$15.03	$17.02	$17.74	$16.51
Income from investment operations:
Net investment income (loss)(a)	0.22		0.48	0.49	0.44	0.41	0.40
Net realized and unrealized gain (loss)	0.20		1.95	(0.27)	(0.93)	1.04	2.44
Total from investment operations	0.42		2.43	0.22	(0.49)	1.45	2.84
Distributions:
Dividends from net investment income	(0.13)		(0.36)	(0.60)	(0.62)	(0.84)	(0.05)
Dividends from net realized gains	(0.53)		—	(0.27)	(0.88)	(1.33)	(1.56)
Total distributions	(0.66)		(0.36)	(0.87)	(1.50)	(2.17)	(1.61)
Net asset value, end of period	$16.21		$16.45	$14.38	$15.03	$17.02	$17.74
Ratios and supplemental data:
Total return(b)	2.66%		17.14%	1.64%	(3.11% )	8.99%	18.78%
Net assets, end of period (000)	$229,681		$233,077	$238,309	$455,702	$553,594	$349,512
Ratio of net expenses to average net assets	0.93%	(c)	0.93%	0.90%	0.88%	0.85%	0.86%
Ratio of gross expenses to average net assets prior to expense reductions	0.93%	(c)	0.93%	0.90%	0.88%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets	2.77%	(c)	3.12%	3.48%	2.77%	2.46%	2.43%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

198	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		December 31, 2014• through October 31,
	2018		2017	2016	2015
Net asset value, beginning of period	$11.24		$9.89	$9.93	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.12		0.25	0.26	0.13
Net realized and unrealized gain (loss)	0.11		1.21	(0.14)	(0.13)
Total from investment operations	0.23		1.46	0.12	—
Distributions:
Dividends from net investment income	(0.03)		(0.11)	(0.16)	(0.07)
Dividends from net realized gains	(0.34)		—	—	—
Total distributions	(0.37)		(0.11)	(0.16)	(0.07)
Net asset value, end of period	$11.10		$11.24	$9.89	$9.93
Ratios and supplemental data:
Total return(b)	2.13%		14.86%	1.27%	—%
Net assets, end of period (000)	$15,462		$12,713	$29,037	$20,550
Ratio of net expenses to average net assets	1.34%	(c)	1.35%	1.35%	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.36%	(c)	1.45%	1.46%	2.30%	(c)
Ratio of net investment income (loss) to average net assets	2.24%	(c)	2.46%	2.64%	1.56%	(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		December 31, 2014• through October 31,
	2018		2017	2016	2015
Portfolio turnover rate	13.7%		52.2%	38.4%	28.2%

•	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	199

Calamos Global Convertible Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		December 31, 2014• through October 31,
	2018		2017	2016	2015
Net asset value, beginning of period	$11.14		$9.85	$9.90	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.08		0.16	0.18	0.07
Net realized and unrealized gain (loss)	0.11		1.21	(0.13)	(0.12)
Total from investment operations	0.19		1.37	0.05	(0.05)
Distributions:
Dividends from net investment income	(0.00	)*	(0.08)	(0.10)	(0.05)
Dividends from net realized gains	(0.34)		—	—	—
Total distributions	(0.34)		(0.08)	(0.10)	(0.05)
Net asset value, end of period	$10.99		$11.14	$9.85	$9.90
Ratios and supplemental data:
Total return(b)	1.80%		13.95%	0.50%	(0.52%	)
Net assets, end of period (000)	$3,928		$2,887	$2,440	$1,259
Ratio of net expenses to average net assets	2.09%	(c)	2.10%	2.10%	2.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.11%	(c)	2.19%	2.21%	2.88%	(c)
Ratio of net investment income (loss) to average net assets	1.49%	(c)	1.54%	1.89%	0.84%	(c)

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		December 31, 2014• through October 31,
	2018		2017	2016	2015
Net asset value, beginning of period	$11.24		$9.92	$9.95	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.14		0.26	0.28	0.15
Net realized and unrealized gain (loss)	0.12		1.21	(0.13)	(0.12)
Total from investment operations	0.26		1.47	0.15	0.03
Distributions:
Dividends from net investment income	(0.05)		(0.15)	(0.18)	(0.08)
Dividends from net realized gains	(0.34)		—	—	—
Total distributions	(0.39)		(0.15)	(0.18)	(0.08)
Net asset value, end of period	$11.11		$11.24	$9.92	$9.95
Ratios and supplemental data:
Total return(b)	2.35%		14.98%	1.60%	0.29%
Net assets, end of period (000)	$111,528		$91,086	$47,637	$23,054
Ratio of net expenses to average net assets	1.09%	(c)	1.10%	1.10%	1.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.11%	(c)	1.18%	1.21%	1.80%	(c)
Ratio of net investment income (loss) to average net assets	2.49%	(c)	2.47%	2.88%	1.81%	(c)

•	Commencement of operations.

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

200	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.39	$10.54	$10.51	$10.70	$10.89	$11.15
Income from investment operations:
Net investment income (loss)(a)	0.12	0.22	0.24	0.26	0.26	0.22
Net realized and unrealized gain (loss)	(0.35)	(0.13)	0.20	(0.05)	0.12	(0.17)
Total from investment operations	(0.23)	0.09	0.44	0.21	0.38	0.05
Distributions:
Dividends from net investment income	(0.16)	(0.23)	(0.28)	(0.28)	(0.53)	(0.26)
Dividends from net realized gains	(0.05)	(0.01)	(0.13)	(0.12)	(0.04)	(0.05)
Total distributions	(0.21)	(0.24)	(0.41)	(0.40)	(0.57)	(0.31)
Net asset value, end of period	$9.95	$10.39	$10.54	$10.51	$10.70	$10.89
Ratios and supplemental data:
Total return(b)	(2.24% )	0.92%	4.35%	2.04%	3.71%	0.48%
Net assets, end of period (000)	$19,611	$21,707	$57,339	$51,462	$67,287	$93,691
Ratio of net expenses to average net assets	0.90% (c)	0.90%	0.88%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.14% (c)	1.14%	1.07%	1.13%	1.05%	0.99%
Ratio of net investment income (loss) to average net assets	2.29% (c)	2.14%	2.25%	2.49%	2.47%	1.97%

	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2018	2017	2016	2015	2014	2013
Portfolio turnover rate	49.4%	79.1%	54.0%	80.0%	35.3%	32.5%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	201

Calamos Total Return Bond Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.39	$10.54	$10.51	$10.70	$10.89	$11.15
Income from investment operations:
Net investment income (loss)(a)	0.08	0.14	0.16	0.18	0.18	0.13
Net realized and unrealized gain (loss)	(0.34)	(0.12)	0.20	(0.05)	0.12	(0.16)
Total from investment operations	(0.26)	0.02	0.36	0.13	0.30	(0.03)
Distributions:
Dividends from net investment income	(0.12)	(0.16)	(0.20)	(0.20)	(0.45)	(0.18)
Dividends from net realized gains	(0.05)	(0.01)	(0.13)	(0.12)	(0.04)	(0.05)
Total distributions	(0.17)	(0.17)	(0.33)	(0.32)	(0.49)	(0.23)
Net asset value, end of period	$9.96	$10.39	$10.54	$10.51	$10.70	$10.89
Ratios and supplemental data:
Total return(b)	(2.51% )	0.17%	3.57%	1.28%	2.94%	(0.27% )
Net assets, end of period (000)	$7,613	$9,334	$16,340	$15,898	$17,818	$25,964
Ratio of net expenses to average net assets	1.65% (c)	1.65%	1.63%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.89% (c)	1.89%	1.82%	1.88%	1.80%	1.74%
Ratio of net investment income (loss) to average net assets	1.50% (c)	1.38%	1.51%	1.74%	1.73%	1.23%

	CLASS I
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.39	$10.54	$10.51	$10.70	$10.89	$11.15
Income from investment operations:
Net investment income (loss)(a)	0.13	0.24	0.26	0.29	0.29	0.24
Net realized and unrealized gain (loss)	(0.34)	(0.12)	0.21	(0.05)	0.12	(0.16)
Total from investment operations	(0.21)	0.12	0.47	0.24	0.41	0.08
Distributions:
Dividends from net investment income	(0.17)	(0.26)	(0.31)	(0.31)	(0.56)	(0.29)
Dividends from net realized gains	(0.05)	(0.01)	(0.13)	(0.12)	(0.04)	(0.05)
Total distributions	(0.22)	(0.27)	(0.44)	(0.43)	(0.60)	(0.34)
Net asset value, end of period	$9.96	$10.39	$10.54	$10.51	$10.70	$10.89
Ratios and supplemental data:
Total return(b)	(2.02% )	1.18%	4.60%	2.30%	3.97%	0.73%
Net assets, end of period (000)	$39,498	$40,290	$22,067	$16,561	$13,347	$41,109
Ratio of net expenses to average net assets	0.65% (c)	0.65%	0.63%	0.65%	0.65%	0.65%
Ratio of gross expenses to average net assets prior to expense reductions	0.89% (c)	0.90%	0.82%	0.88%	0.80%	0.74%
Ratio of net investment income (loss) to average net assets	2.50% (c)	2.32%	2.49%	2.73%	2.70%	2.22%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

202	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.87		$8.62	$8.63	$9.65	$9.90	$9.92
Income from investment operations:
Net investment income (loss)(a)	0.23		0.40	0.40	0.43	0.48	0.51
Net realized and unrealized gain (loss)	(0.29)		0.26	0.03	(0.74)	0.01	0.18
Total from investment operations	(0.06)		0.66	0.43	(0.31)	0.49	0.69
Distributions:
Dividends from net investment income	(0.26)		(0.41)	(0.44)	(0.47)	(0.55)	(0.58)
Dividends from net realized gains	—		—	—	(0.24)	(0.19)	(0.13)
Return of capital	—		—	—	(0.00)*	—	—
Total distributions	(0.26)		(0.41)	(0.44)	(0.71)	(0.74)	(0.71)
Net asset value, end of period	$8.55		$8.87	$8.62	$8.63	$9.65	$9.90
Ratios and supplemental data:
Total return(b)	(0.67%	)	7.82%	5.26%	(3.25% )	5.11%	7.21%
Net assets, end of period (000)	$33,576		$36,351	$41,046	$71,513	$132,756	$201,791
Ratio of net expenses to average net assets	1.00%	(c)	1.29%	1.33%	1.28%	1.18%	1.18%
Ratio of gross expenses to average net assets prior to expense reductions	1.52%	(c)	1.43%	1.33%	1.28%	1.18%	1.18%
Ratio of net investment income (loss) to average net assets	5.35%	(c)	4.57%	4.81%	4.73%	4.84%	5.11%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Portfolio turnover rate	35.9%		93.1%	44.4%	65.3%	51.2%	55.1%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos High Income Opportunities Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.31		$9.03	$9.03	$10.06	$10.29	$10.28
Income from investment operations:
Net investment income (loss)(a)	0.21		0.35	0.36	0.38	0.42	0.45
Net realized and unrealized gain (loss)	(0.29)		0.27	0.01	(0.78)	0.01	0.19
Total from investment operations	(0.08)		0.62	0.37	(0.40)	0.43	0.64
Distributions:
Dividends from net investment income	(0.23)		(0.34)	(0.37)	(0.39)	(0.47)	(0.50)
Dividends from net realized gains	—		—	—	(0.24)	(0.19)	(0.13)
Return of capital	—		—	—	(0.00)*	—	—
Total distributions	(0.23)		(0.34)	(0.37)	(0.63)	(0.66)	(0.63)
Net asset value, end of period	$9.00		$9.31	$9.03	$9.03	$10.06	$10.29
Ratios and supplemental data:
Total return(b)	(0.89%	)	6.97%	4.35%	(3.94% )	4.32%	6.37%
Net assets, end of period (000)	$11,328		$13,286	$17,479	$21,149	$29,333	$34,146
Ratio of net expenses to average net assets	1.75%	(c)	2.05%	2.08%	2.04%	1.93%	1.93%
Ratio of gross expenses to average net assets prior to expense reductions	2.27%	(c)	2.18%	2.08%	2.04%	1.93%	1.93%
Ratio of net investment income (loss) to average net assets	4.51%	(c)	3.80%	4.07%	3.98%	4.10%	4.37%

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.86		$8.61	$8.63	$9.65	$9.90	$9.92
Income from investment operations:
Net investment income (loss)(a)	0.24		0.43	0.42	0.45	0.50	0.53
Net realized and unrealized gain (loss)	(0.28)		0.25	0.02	(0.74)	0.02	0.19
Total from investment operations	(0.04)		0.68	0.44	(0.29)	0.52	0.72
Distributions:
Dividends from net investment income	(0.27)		(0.43)	(0.46)	(0.49)	(0.58)	(0.61)
Dividends from net realized gains	—		—	—	(0.24)	(0.19)	(0.13)
Return of capital	—		—	—	(0.00)*	—	—
Total distributions	(0.27)		(0.43)	(0.46)	(0.73)	(0.77)	(0.74)
Net asset value, end of period	$8.55		$8.86	$8.61	$8.63	$9.65	$9.90
Ratios and supplemental data:
Total return(b)	(0.44%	)	8.09%	5.41%	(3.00% )	5.37%	7.50%
Net assets, end of period (000)	$8,512		$10,026	$15,183	$17,452	$24,342	$25,103
Ratio of net expenses to average net assets	0.75%	(c)	1.02%	1.08%	1.04%	0.93%	0.93%
Ratio of gross expenses to average net assets prior to expense reductions	1.26%	(c)	1.18%	1.08%	1.04%	0.93%	0.93%
Ratio of net investment income (loss) to average net assets	5.49%	(c)	4.84%	5.07%	4.98%	5.10%	5.37%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

204	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.41		$13.13	$13.08	$13.13	$13.09	$12.68
Income from investment operations:
Net investment income (loss)(a)	0.13		0.26	0.25	0.21	0.15	0.17
Net realized and unrealized gain (loss)	0.21		0.35	0.16	—	0.27	0.42
Total from investment operations	0.34		0.61	0.41	0.21	0.42	0.59
Distributions:
Dividends from net investment income	(0.08)		(0.13)	(0.16)	(0.12)	(0.12)	(0.18)
Dividends from net realized gains	(0.22)		(0.20)	(0.20)	(0.14)	(0.26)	—
Total distributions	(0.30)		(0.33)	(0.36)	(0.26)	(0.38)	(0.18)
Net asset value, end of period	$13.45		$13.41	$13.13	$13.08	$13.13	$13.09
Ratios and supplemental data:
Total return(b)	2.60%		4.74%	3.16%	1.60%	3.27%	4.71%
Net assets, end of period (000)	$701,951		$682,451	$970,737	$1,051,576	$1,351,641	$1,354,180
Ratio of net expenses to average net assets	1.26%	(c)(d)	1.28% (e)	1.22% (f)	1.23%	1.20%	1.26%
Ratio of gross expenses to average net assets prior to expense reductions	1.26%	(c)	1.28%	1.22%	1.23%	1.20%	1.26%
Ratio of net investment income (loss) to average net assets	1.96%	(c)	1.96%	1.91%	1.58%	1.17%	1.33%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Portfolio turnover rate	29.7%		81.1%	37.5%	37.6%	70.5%	110.6%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.07% for the period ended April 30, 2018.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% for the year ended October 31, 2017.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% for the year ended October 31, 2016.

www.calamos.com	205

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.62		$13.33	$13.27	$13.32	$13.30	$12.88
Income from investment operations:
Net investment income (loss)(a)	0.08		0.16	0.15	0.11	0.06	0.08
Net realized and unrealized gain (loss)	0.21		0.36	0.17	0.01	0.26	0.42
Total from investment operations	0.29		0.52	0.32	0.12	0.32	0.50
Distributions:
Dividends from net investment income	(0.03)		(0.03)	(0.06)	(0.03)	(0.04)	(0.08)
Dividends from net realized gains	(0.22)		(0.20)	(0.20)	(0.14)	(0.26)	—
Total distributions	(0.25)		(0.23)	(0.26)	(0.17)	(0.30)	(0.08)
Net asset value, end of period	$13.66		$13.62	$13.33	$13.27	$13.32	$13.30
Ratios and supplemental data:
Total return(b)	2.23%		3.98%	2.41%	0.86%	2.40%	3.93%
Net assets, end of period (000)	$282,119		$282,115	$318,853	$339,054	$349,791	$289,520
Ratio of net expenses to average net assets	2.01%	(c)(d)	2.03% (e)	1.97% (f)	1.98%	1.95%	2.02%
Ratio of gross expenses to average net assets prior to expense reductions	2.01%	(c)	2.03%	1.97%	1.98%	1.95%	2.02%
Ratio of net investment income (loss) to average net assets	1.21%	(c)	1.22%	1.16%	0.83%	0.42%	0.58%

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.26		$12.98	$12.94	$12.99	$12.97	$12.56
Income from investment operations:
Net investment income (loss)(a)	0.14		0.29	0.27	0.24	0.18	0.20
Net realized and unrealized gain (loss)	0.20		0.36	0.16	—	0.25	0.42
Total from investment operations	0.34		0.65	0.43	0.24	0.43	0.62
Distributions:
Dividends from net investment income	(0.09)		(0.17)	(0.19)	(0.15)	(0.15)	(0.21)
Dividends from net realized gains	(0.22)		(0.20)	(0.20)	(0.14)	(0.26)	—
Total distributions	(0.31)		(0.37)	(0.39)	(0.29)	(0.41)	(0.21)
Net asset value, end of period	$13.29		$13.26	$12.98	$12.94	$12.99	$12.97
Ratios and supplemental data:
Total return(b)	2.76%		5.07%	3.38%	1.89%	3.40%	5.01%
Net assets, end of period (000)	$4,404,185		$3,734,035	$2,587,922	$2,377,641	$2,470,829	$1,574,197
Ratio of net expenses to average net assets	1.01%	(c)(d)	1.02% (e)	0.97% (f)	0.98%	0.95%	1.01%
Ratio of gross expenses to average net assets prior to expense reductions	1.01%	(c)	1.02%	0.97%	0.98%	0.95%	1.01%
Ratio of net investment income (loss) to average net assets	2.21%	(c)	2.22%	2.15%	1.83%	1.41%	1.57%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.82% and 0.82% for the period ended April 30, 2018.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.83% and 0.83% for the year ended October 31, 2017.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.84% and 0.84% for the year ended October 31, 2016.

206	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Hedged Equity Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		December 31, 2014• through October 31,
	2018		2017	2016	2015
Net asset value, beginning of period	$10.85		$10.03	$10.00	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.02		0.12	0.10	0.06
Net realized and unrealized gain (loss)	0.52		0.76	0.17	0.01
Total from investment operations	0.54		0.88	0.27	0.07
Distributions:
Dividends from net investment income	(0.03)		(0.06)	(0.15)	(0.07)
Dividends from net realized gains	—		—	(0.09)	—
Total distributions	(0.03)		(0.06)	(0.24)	(0.07)
Net asset value, end of period	$11.36		$10.85	$10.03	$10.00
Ratios and supplemental data:
Total return(b)	5.00%		8.77%	2.79%	0.67%
Net assets, end of period (000)	$28,519		$1,007	$10,275	$5,661
Ratio of net expenses to average net assets	1.25%	(c)	1.25%	1.22%	1.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.76%	(c)	2.14%	2.03%	3.05%	(c)
Ratio of net investment income (loss) to average net assets	0.33%	(c)	1.12%	1.01%	0.78%	(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		December 31, 2014• through October 31,
	2018		2017	2016	2015
Portfolio turnover rate	20.5%		49.2%	19.6%	29.4%

•	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Hedged Equity Income Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		December 31, 2014• through October 31,
	2018		2017	2016	2015
Net asset value, beginning of period	$10.78		$10.00	$9.98	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.00	*	0.02	0.03	0.00	*
Net realized and unrealized gain (loss)	0.50		0.79	0.16	0.01
Total from investment operations	0.50		0.81	0.19	0.01
Distributions:
Dividends from net investment income	—		(0.03)	(0.08)	(0.03)
Dividends from net realized gains	—		—	(0.09)	—
Total distributions	—		(0.03)	(0.17)	(0.03)
Net asset value, end of period	$11.28		$10.78	$10.00	$9.98
Ratios and supplemental data:
Total return(b)	4.64%		8.09%	1.92%	0.09%
Net assets, end of period (000)	$187		$173	$156	$100
Ratio of net expenses to average net assets	2.00%	(c)	2.00%	1.97%	2.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.79%	(c)	3.03%	2.79%	3.79%	(c)
Ratio of net investment income (loss) to average net assets	0.01%	(c)	0.24%	0.26%	0.03%	(c)

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		December 31, 2014• through October 31,
	2018		2017	2016	2015
Net asset value, beginning of period	$10.84		$10.04	$10.01	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.06		0.13	0.13	0.09
Net realized and unrealized gain (loss)	0.50		0.78	0.17	—
Total from investment operations	0.56		0.91	0.30	0.09
Distributions:
Dividends from net investment income	(0.04)		(0.11)	(0.18)	(0.08)
Dividends from net realized gains	—		—	(0.09)	—
Total distributions	(0.04)		(0.11)	(0.27)	(0.08)
Net asset value, end of period	$11.36		$10.84	$10.04	$10.01
Ratios and supplemental data:
Total return(b)	5.17%		9.12%	3.02%	0.89%
Net assets, end of period (000)	$18,451		$11,883	$8,035	$5,527
Ratio of net expenses to average net assets	1.00%	(c)	1.00%	0.97%	1.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.78%	(c)	2.06%	1.81%	2.80%	(c)
Ratio of net investment income (loss) to average net assets	1.00%	(c)	1.22%	1.27%	1.03%	(c)

•	Commencement of operations.

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

208	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	April 5, 2016• through October 31,
	2018		2017	2016
Net asset value, beginning of period	$12.33		$10.77	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.16)	(0.10)
Net realized and unrealized gain (loss)	0.59		1.82	0.87
Total from investment operations	0.54		1.66	0.77
Distributions:
Dividends from net investment income	—		—	—
Dividends from net realized gains	(0.15)		(0.10)	—
Total distributions	(0.15)		(0.10)	—
Net asset value, end of period	$12.72		$12.33	$10.77
Ratios and supplemental data:
Total return(b)	4.42%		15.46%	7.70%
Net assets, end of period (000)	$115,421		$66,854	$14,708
Ratio of net expenses to average net assets	2.41%	(c)(d)	2.71% (e)	2.99%	(c)(f)
Ratio of gross expenses to average net assets prior to expense reductions	2.41%	(c)	2.71%	4.04%	(c)
Ratio of net investment income (loss) to average net assets	(0.77%	)(c)	(1.34% )	(1.77%	)(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	April 5, 2016• through October 31,
	2018		2017	2016
Portfolio turnover rate	127.1%		167.8%	177.6%

●	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the period ended April 30, 2018.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.73% for the year ended October 31, 2017.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.01% for the period ended October 31, 2016.

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Calamos Phineus Long/Short Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	April 5, 2016• through October 31,
	2018		2017	2016
Net asset value, beginning of period	$12.19		$10.73	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.25)	(0.15)
Net realized and unrealized gain (loss)	0.58		1.81	0.88
Total from investment operations	0.49		1.56	0.73
Distributions:
Dividends from net investment income	—		—	—
Dividends from net realized gains	(0.15)		(0.10)	—
Total distributions	(0.15)		(0.10)	—
Net asset value, end of period	$12.53		$12.19	$10.73
Ratios and supplemental data:
Total return(b)	4.05%		14.58%	7.30%
Net assets, end of period (000)	$48,922		$28,933	$4,936
Ratio of net expenses to average net assets	3.16%	(c)(d)	3.46% (e)	3.69%	(c)(f)
Ratio of gross expenses to average net assets prior to expense reductions	3.16%	(c)	3.46%	4.82%	(c)
Ratio of net investment income (loss) to average net assets	(1.51%	)(c)	(2.11% )	(2.54%	)(c)

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	April 5, 2016• through October 31,
	2018		2017	2016
Net asset value, beginning of period	$12.39		$10.80	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.13)	(0.08)
Net realized and unrealized gain (loss)	0.59		1.82	0.88
Total from investment operations	0.56		1.69	0.80
Distributions:
Dividends from net investment income	—		—	—
Dividends from net realized gains	(0.15)		(0.10)	—
Total distributions	(0.15)		(0.10)	—
Net asset value, end of period	$12.80		$12.39	$10.80
Ratios and supplemental data:
Total return(b)	4.48%		15.70%	8.00%
Net assets, end of period (000)	$891,225		$348,840	$56,319
Ratio of net expenses to average net assets	2.10%	(c)(d)	2.45% (e)	2.77%	(c)(f)
Ratio of gross expenses to average net assets prior to expense reductions	2.10%	(c)	2.45%	4.04%	(c)
Ratio of net investment income (loss) to average net assets	(0.43%	)(c)	(1.09% )	(1.33%	)(c)

●	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% and 1.40% for the period ended April 30, 2018.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.47% and 1.47% for the year ended October 31, 2017.

(f)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.67% and 1.76% for the period ended October 31, 2016.

210	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Investment Trust

Results of Review of Interim Financial Information

We have reviewed the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust (the “Trust”), including Calamos Growth Fund, Calamos Opportunistic Value Fund, Calamos Dividend Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Emerging Market Equity Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Fund, Calamos Market Neutral Income Fund, Calamos Hedged Equity Income Fund, and Calamos Phineus Long/Short Fund (the “Funds”), as of April 30, 2018, and the related statements of operations and changes in net assets, and the financial highlights for the six month period then ended. Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statements of changes in net assets of the Funds for the year ended October 31, 2017, and the financial highlights for each of the five years in the period then ended for the Funds, except Calamos Dividend Growth Fund, Calamos Emerging Market Equity Fund, Calamos Global Convertible Fund, Calamos Hedged Equity Income Fund, and Calamos Phineus Long/Short Fund; the financial highlights for the periods indicated in the table below for Calamos Dividend Growth Fund, Calamos Emerging Market Equity Fund, Calamos Global Convertible Fund, Calamos Hedged Equity Income Fund, and Calamos Phineus Long/Short Fund; and in our report dated December 15, 2017, we expressed an unqualified opinion on such statements of changes in net assets and financial highlights.

Individual Fund Comprising the Calamos Investment Trust	Financial Highlights
Calamos Dividend Growth Fund	For the years ended October 31, 2017, 2016, 2015, 2014, and for the period from August 5, 2013 (commencement of operations) through October 31, 2013
Calamos Emerging Market Equity Fund	For the years ended October 31, 2017, 2016 and 2015, and for the period from December 31, 2013 (commencement of operations) through October 31, 2014
Calamos Global Convertible Fund	For the years ended October 31, 2017 and 2016, and for the period from December 31, 2014 (commencement of operations) through October 31, 2015
Calamos Hedged Equity Income Fund	For the years ended October 31, 2017 and 2016, and for the period from December 31, 2014 (commencement of operations) through October 31, 2015
Calamos Phineus Long/Short Fund	For the year ended October 31, 2017, and for the period from April 5, 2016 (commencement of operations) through October 31, 2016

Basis for Review Results

This interim financial information is the responsibility of the Funds’ management. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our reviews in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 14, 2018

www.calamos.com	211

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after July 31, 2018, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through April 30, 2018. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12-month period ended June 30, 2017 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

U.S. Bancorp Fund Services, LLC

615 E. Michigan St., 3rd Floor

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2018 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

MFSAN 1631 2018

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 21, 2018

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	June 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 21, 2018

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	June 21, 2018